UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Squarespace, Inc.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

SQUARESPACE, INC.
225 Varick Street, 12th Floor
New York, New York 10014
To the Stockholders of Squarespace, Inc.:
You are cordially invited to attend a special meeting of stockholders (together with any adjournment, postponement, or other delay thereof, the “Special Meeting”) of Squarespace, Inc., a Delaware corporation (“Squarespace”). The Special Meeting will be held on [•], at [•], Eastern time. You may attend the Special Meeting via a live interactive webcast at [•]. You will be able to listen to the Special Meeting live and submit a proxy online. We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.
At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time), dated as of May 13, 2024 (the “Merger Agreement”), among Spaceship Purchaser, Inc. (“Parent”), Spaceship Group MergerCo, Inc. (“Merger Sub”) and Squarespace. Parent and Merger Sub are affiliates of Permira Advisers LLC (“Permira Advisers”), a global investment firm that backs businesses with growth ambitions and a track record investing in internet, software and SMB-enablement solutions. Pursuant to the Merger Agreement, Merger Sub will merge with and into Squarespace, with Squarespace surviving such merger as a wholly owned subsidiary of Parent (the “Merger”). At the Special Meeting, you will also be asked to consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger, and a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement.
If the Merger is completed, at the effective time of the Merger, each share of Squarespace’s (1) Class A Common Stock, par value $0.0001 per share, (2) Class B Common Stock, par value $0.0001 per share and (3) Class C Common Stock, par value $0.0001 per share, that is outstanding as of immediately prior to the effective time of the Merger ((a)-(c) collectively, the “Squarespace Common Stock”), subject to certain exceptions specified in the Merger Agreement, will be canceled and extinguished and automatically converted into the right to receive cash in an amount equal to $44.00 per share, without interest thereon and subject to any applicable withholding taxes. This amount represents an approximately 15% premium to the closing price of Squarespace Common Stock of $38.19 per share on May 10, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 29% over the 90-day volume weighted average trading price of $34.09 per share on May 10, 2024.
The proposed Merger is a “going private transaction” under the rules of the Securities and Exchange Commission. If the Merger is completed, Squarespace will become a privately held company, wholly owned by Parent.
Squarespace’s Board of Directors (the “Squarespace Board”) (1) formed a Special Committee of the Squarespace Board comprised solely of independent and disinterested directors (the “Special Committee”) to consider, review, evaluate and negotiate potential strategic alternatives, including a possible sale or other business transaction involving all or substantially all of the outstanding shares of Squarespace Common Stock or Squarespace’s assets on a consolidated basis and any similar strategic alternatives to such potential transaction, (2) delegated the powers of the Squarespace Board to the Special Committee, including the power to determine not to proceed with any potential transaction or any alternative thereto, and (3) authorized and empowered the Special Committee to do all acts as may be necessary or appropriate in its judgment to carry out the duties of the Special Committee. The Special Committee, as more fully described in the enclosed proxy statement, with the assistance of its own independent financial and legal advisors, considered, evaluated and negotiated the Merger Agreement. At the conclusion of its review, the Special

Committee, among other things, unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of Squarespace and its stockholders and (2) recommended that the Squarespace Board approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and submit to Squarespace’s stockholders, and recommend the adoption of, the Merger Agreement. In addition, the Special Committee believes that the Merger is fair to Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Squarespace Board, acting upon the recommendation of the Special Committee, (1) determined that the Merger Agreement is in the best interests of Squarespace and its stockholders, (2) declared the Merger Agreement and the consummation of the Merger and the transactions contemplated thereby advisable, (3) approved the execution and delivery of the Merger Agreement by Squarespace, the performance by Squarespace of its covenants and other obligations in the Merger, and the consummation of the Merger upon the terms and conditions set forth therein, and (4) resolved to submit the Merger Agreement to Squarespace’s stockholders for adoption and (5) recommended that Squarespace’s stockholders adopt the Merger Agreement. In addition, the Squarespace Board, on behalf of Squarespace, believes that the Merger is fair to Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act.
The Squarespace Board unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement, (2) “FOR” the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger, and (3) “FOR” the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Your vote is very important, regardless of the number of shares you own. Under the terms of the Merger Agreement, the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the (1) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders (as defined below), (2) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock, (3) holders of a majority of the outstanding shares of Class A Common Stock, and (4) holders of a majority of the outstanding shares of Class B Common Stock. The “Unaffiliated Company Stockholders” means the holders of Squarespace Common Stock, excluding (1) General Atlantic L.P. (“General Atlantic”), its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (2) Accel Management Co. Inc., its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (3) Permira Advisers, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (4) the members of the Squarespace Board, (5) any person that Squarespace has determined to be an “officer” of Squarespace within the meaning of Rule 16a-1(f) of the Exchange Act and (6) Anthony Casalena and his controlled affiliates (“Casalena”). Each record holder of Squarespace Class A Common Stock is entitled to one vote for each share of Squarespace Class A Common Stock owned of record as of the close of business on [•] (the “Record Date”). Each record holder of Squarespace Class B Common Stock is entitled to ten votes for each share of Squarespace Class B Common Stock owned of record as of the close of business on the Record Date. If you fail to vote on the proposal to adopt the Merger Agreement, the effect will be the same as a vote against such proposal.
The accompanying proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger, and the other proposals to be considered at the Special Meeting. A copy of the Merger Agreement is attached as Annex A to the proxy statement. The accompanying proxy statement also describes the actions and determinations of the Squarespace Board and the Special Committee in connection with their evaluation of, among other things, the Merger Agreement and the Merger. Please read the proxy statement and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information.
In connection with execution of the Merger Agreement, certain of Squarespace’s existing stockholders, including certain affiliates of (i) Casalena, (ii) General Atlantic and (iii) certain funds affiliated with Accel Management Co. Inc. entered into support agreements, pursuant to which the applicable stockholders agreed to vote all of their respective shares of Squarespace Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the support agreements. In addition, pursuant to the support agreements and subject to the terms and conditions described in the section of the proxy statement captioned “The Support Agreements”, among other things, each of (i) the Casalena Rollover Stockholders, (ii) the General Atlantic Rollover Stockholder and (iii) the Accel Rollover Stockholders (as defined in the proxy statement and collectively, the

“Rollover Stockholders”) will contribute a portion of the shares of Squarespace Common Stock it owns to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the closing of the Merger (the “Closing”) and, solely as a result of such contribution and exchange, each of the Casalena Rollover Stockholders, the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 33.4%, 8.5% and 0.5%, respectively, of such direct or indirect parent company, immediately following the consummation of such contribution and exchange (with respect to the Accel Rollover Stockholders, such percentage does not reflect the Accel Equity Commitment). As a result of the Merger, the shares of Squarespace Common Stock contributed to such direct or indirect parent company of Parent by the Rollover Stockholders will be cancelled and extinguished without any conversion thereof or consideration paid therefor along with any other shares of Squarespace Common Stock owned by Parent or Merger Sub as of immediately prior to the effective time of the Merger. Copies of the support agreements are attached as Annex C, Annex D and Annex E to the proxy statement.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or mark, sign, date and return the enclosed proxy card by mail as promptly as possible using the enclosed prepaid reply envelope. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to grant your proxy or to attend the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the adoption of the Merger Agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the adoption of the Merger Agreement.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 750-2689 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833
Thank you for your support.

Sincerely,

Courtenay O’Connor
General Counsel and Secretary
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

SQUARESPACE, INC.
225 Varick Street, 12th Floor
New York, New York 10014
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•]
Notice is given that a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of Squarespace, Inc., a Delaware corporation (“Squarespace”), will be held on [•], at [•], Eastern time, for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), dated as of May 13, 2024, by and among Spaceship Purchaser, Inc., Spaceship Group MergerCo, Inc., and Squarespace (the “Merger Proposal”);

2.
To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Squarespace to its named executive officers in connection with the merger (the “Merger”) of Spaceship Group MergerCo, Inc., a wholly owned subsidiary of Spaceship Purchaser, Inc., with and into Squarespace (the “Compensation Proposal”); and

3.
To consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

The foregoing matters are more fully described in the attached proxy statement. The proxy statement, as well as the Merger Agreement attached thereto, are hereby incorporated by reference in this Notice.
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of (1) the holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders to adopt the Merger Agreement, (2) the holders of a majority in voting power of the outstanding shares of Squarespace Common Stock to adopt the Merger Agreement, (3) the holders of a majority of the outstanding shares of Squarespace’s Class A Common Stock to adopt the Merger Agreement, and (4) the holders of a majority of the outstanding shares of Squarespace’s Class B Common Stock to adopt the Merger Agreement. The “Unaffiliated Company Stockholders” means the holders of Squarespace Common Stock, excluding (1) General Atlantic L.P., its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (2) Accel Management Co. Inc., its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (3) Permira Advisers, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (4) the members of the Squarespace Board, (5) any person that Squarespace has determined to be an “officer” of Squarespace within the meaning of Rule 16a-1(f) of the Exchange Act and (6) Anthony Casalena and his controlled affiliates. Approval of each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon.
The Special Meeting will be held by means of a live interactive webcast on the internet at [•]. We believe this is the most effective approach for enabling stockholder attendance and participation. The Special Meeting will begin promptly at [•], Eastern time. Online check-in will begin at [•], Eastern time, and you should allow ample time for the check-in procedures. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).

Only Squarespace’s stockholders as of the close of business on [•] (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or at any postponement or adjournment thereof. A list of stockholders of record entitled to vote at the Special Meeting will be available at Squarespace’s corporate offices located at 225 Varick Street, 12th Floor, New York, New York 10014 during regular business hours for a period of no less than 10 days before the Special Meeting and on the virtual meeting website during the Special Meeting.
Squarespace’s Board of Directors, acting upon the recommendation of the Special Committee of Squarespace’s Board of Directors, unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement, (2) “FOR” the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger, and (3) “FOR” the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Record holders and beneficial owners of Squarespace Common Stock who do not vote in favor of the proposal to adopt the Merger Agreement and who otherwise comply with the requirements under Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will have the right to seek appraisal of the “fair value” of their shares of our common stock (exclusive of any element of value arising from the accomplishment or expectation of the Merger and together with interest thereon, as described in the accompanying proxy statement) in lieu of receiving $44.00 per share in cash if the Merger is completed, as determined in accordance with Section 262 of the DGCL. To do so, a record holder or beneficial owner must properly demand appraisal before the vote is taken on the Merger Agreement at the Special Meeting and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and certain conditions set forth in Section 262(g) of the DGCL must be satisfied. Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated in this notice by reference.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or sign, date and return, as promptly as possible, the enclosed proxy card by mail in the postage-paid envelope provided. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Proposal.
By Order of the Board of Directors,

Courtenay O’Connor
General Counsel and Secretary

New York, New York
[•]

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

SQUARESPACE, INC.

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•]
This proxy statement is dated [•] and, together with the enclosed form of proxy card, is first being sent to stockholders on or about [•].
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

i

CERTAIN DEFINED TERMS
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below:
Accel means (i) Accel 3, for itself and as nominee for Accel 3, Accel Leaders 3 Entrepreneurs L.P. and Accel Leaders 3 Investors (2020) L.P., and (ii) Accel Growth Fund L.P., Accel Growth Fund Strategic Partners L.P. and Accel Growth Fund Investors 2010 L.L.C.
Accel 3 means Accel Leaders 3 L.P.
Accel 4 means Accel Leaders 4 L.P.
Accel Equity Commitment means the terms set forth in the equity commitment letter, dated May 13, 2024, between Parent and the Accel Investors, pursuant to which the Equity Investors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein.
Accel Filing Parties means Accel 3, Accel Leaders 3 Entrepreneurs L.P., Accel Leaders 3 Associates L.P., Accel Leaders 3 Investors (2020) L.P. and Accel Leaders 3 GP Associates L.L.C., as further described in the section of this proxy statement captioned “Important Information Regarding the Purchaser Filing Parties—Accel Filing Parties.”
Accel Investors means (i) Accel 4, for itself and as nominee for Accel 4, Accel Leaders 4 Entrepreneurs L.P. and Accel Leaders 4 Investors (2022) L.P., and (ii) Accel 3, for itself and as nominee for Accel 3, Accel Leaders 3 Entrepreneurs L.P. and Accel Leaders 3 Investors (2020) L.P.
Accel Rollover Stockholders means Accel 3, Accel Leaders 3 Entrepreneurs L.P. and Accel Leaders 3 Investors (2020) L.P.
Accel Support Agreement means the support agreement, dated May 13, 2024, among Squarespace, Accel and Parent.
Adjournment Proposal means the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Casalena means Anthony Casalena, Anthony Casalena 2019 Family Trust, Anthony Casalena Revocable Trust and Casalena Foundation.
Casalena Filing Parties means Anthony Casalena and Casalena Foundation, as further described in the section of this proxy statement captioned “Important Information Regarding the Purchaser Filing Parties—Casalena Filing Parties.”
Casalena Rollover Stockholders means Anthony Casalena 2019 Family Trust, Anthony Casalena Revocable Trust and Casalena Foundation.
Casalena Support Agreement means the support agreement, dated May 13, 2024, among Squarespace, Casalena and Parent.
Certificate of Merger means a certificate of merger in such form as required by and in accordance with the applicable provisions of the DGCL.
Class A Common Stock means the Class A Common Stock, par value $0.0001 per share, of Squarespace.
Class B Common Stock means the Class B Common Stock, par value $0.0001 per share, of Squarespace.
Class C Common Stock means the Class C Common Stock, par value $0.0001 per share, of Squarespace.
Code means the Internal Revenue Code of 1986, as amended.
Compensation Proposal means the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger.
DGCL means the General Corporation Law of the State of Delaware.

Dissenting Shares means all shares of Squarespace Common Stock that are issued and outstanding as of immediately prior to the effective time of the Merger and held by Squarespace stockholders who have neither voted in favor of the Merger nor consented thereto in writing and who have properly and validly exercised and not withdrawn their statutory rights of appraisal in respect of such shares of Squarespace Common Stock in accordance with Section 262 of the DGCL.
DOJ means the Antitrust Division of the U.S. Department of Justice.
Equity Commitment Letters means (A) the commitment letter, dated May 13, 2024, between Parent and the Permira Investors and (B) the commitment letter, dated May 13, 2024, between Parent and the Accel Investors, pursuant to which the Equity Investors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein.
Equity Investors means the Accel Investors and the Permira Investors.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Fee Funding Agreement means the Fee Funding Agreement, dated as of May 13, 2024, entered into by the Permira Investors in favor of Squarespace.
Financing means the Equity Financing and the Debt Financing.
FTC means the Federal Trade Commission.
GA Funds means General Atlantic Partners 100, L.P., a Delaware limited partnership, GAP Coinvestments III, LLC, a Delaware limited liability company, GAP Coinvestments IV, LLC, a Delaware limited liability company, GAP Coinvestments V, LLC, a Delaware limited liability company and GAP Coinvestments CDA, L.P., a Delaware limited partnership.
GA SQRS II means General Atlantic (SQRS II), L.P., a Delaware limited partnership.
GAAP means U.S. generally accepted accounting principles.
General Atlantic means General Atlantic, L.P., together with its affiliates.
General Atlantic Filing Parties means GA SQRS II, the GA Funds, General Atlantic GenPar, L.P., a Delaware limited partnership, General Atlantic (SPV) GP, LLC, a Delaware limited liability company and General Atlantic, L.P., a Delaware limited partnership.
General Atlantic Rollover Stockholder means GA SQRS II.
General Atlantic Support Agreement means the support agreement, dated May 13, 2024, among Squarespace, the General Atlantic Rollover Stockholder and Parent.
HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
IRS means the Internal Revenue Service.
Merger means the merger of Merger Sub with and into Squarespace pursuant to the Merger Agreement in accordance with the applicable provisions of the DGCL, with Squarespace surviving the Merger as a direct, wholly owned subsidiary of Parent.
Merger Agreement means the Agreement and Plan of Merger, dated as of May 13, 2024, by and among Squarespace, Parent, and Merger Sub, as it may be amended, supplemented or modified from time to time.
Merger Proposal means the proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Squarespace, with Squarespace continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent.
Merger Sub means Spaceship Group MergerCo, Inc., a wholly owned subsidiary of Parent.
NYSE means the New York Stock Exchange and any successor stock exchange.
Owned Company Shares means collectively, (1) the shares of Squarespace Common Stock held by Squarespace and its subsidiaries, (2) the shares of Squarespace Common Stock owned by Parent or Merger Sub, (3) the shares of
v

Squarespace Common Stock owned by the Rollover Stockholders that such Rollover Stockholders have agreed to contribute to an entity that indirectly owns 100% of the equity interest of Parent pursuant to those certain Support Agreements entered into in connection with the Merger and (4) the shares of Squarespace Common Stock owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub as of immediately prior to the Merger.
Parent means Spaceship Purchaser, Inc.
Parent Entities means Merger Sub and Parent.
Per Share Price means $44.00 in cash per share of Squarespace Common Stock, without interest thereon.
Permira means Permira Portfolio Management Limited.
Permira Advisers means Permira Advisers LLC.
Permira Advisers UK means Permira Advisers LLP.
Permira Filing Parties means Permira, Permira Advisers, Permira Management S.à r.l., Permira VIII GP S.à r.l., Permira VIII Holdco GP S.à r.l., each of the Permira Investors, Surveyorlux SCSp, Spaceship Holdings GP 1, LLC, Spaceship Intermediate 1, LP, Spaceship Holdings GP 2, LLC, Spaceship Parent, LP, Spaceship HoldCo, Inc., Spaceship MidCo, Inc. and Spaceship Intermediate 2, Inc., as further described in the section of this proxy statement captioned “Important Information Regarding the Purchaser Filing Parties—Permira Filing Parties.”
Permira Investors means Permira VIII - 1 SCSp, Permira VIII - 2 SCSp, Permira VIII AIV LP1 L.P., Permira VIII AIV LP2 L.P., Permira VIII CIS SCSp, Permira VIII CIS 2 SCSp, PILI 1 Portfolio SCSp, PILI 2 Portfolio SCSp, PILI 4 Portfolio SCSp, Permira Investment Capital LP, Permira Investment Capital II LP and Permira Investment Capital III LP.
Purchaser Filing Parties means (1) the Parent Entities, (2) the Permira Filing Parties, (3) the General Atlantic Filing Parties, (4) the Accel Filing Parties and (5) the Casalena Filing Parties.
Record Date means [•].
Rollover Filing Parties means (1) the General Atlantic Filing Parties, (2) the Accel Filing Parties and (3) the Casalena Filing Parties.
Rollover Shares means the shares of Squarespace Common Stock contributed to Parent (or any direct or indirect parent company thereof) by the Rollover Stockholders pursuant to the Support Agreements.
Rollover Stockholders means the General Atlantic Rollover Stockholder, the Accel Rollover Stockholders, and the Casalena Rollover Stockholders.
SEC means the United States Securities and Exchange Commission.
Securities Act means the Securities Act of 1933, as amended.
Special Committee means a committee established by the Squarespace Board comprised solely of independent and disinterested members of the Squarespace Board.
Special Meeting means the special meeting of the stockholders of Squarespace to be held on [•] at [•], Eastern time, and any adjournment or postponement thereof.
Squarespace means Squarespace, Inc. In addition, the terms “we,” “us” and “our” refer to Squarespace, Inc.
Squarespace Board means the board of directors of Squarespace, Inc.
Squarespace Bylaws means the Amended and Restated Bylaws of Squarespace, Inc., dated as of May 10, 2021.
Squarespace Common Stock means, collectively, Class A Common Stock, Class B Common Stock and Class C Common Stock.
Squarespace Equity Awards means Squarespace Options, Squarespace PSUs and Squarespace RSUs.
Squarespace Equity Plans means, collectively, the Squarespace, Inc. 2021 Equity Incentive Plan, the Squarespace, Inc. 2017 Equity Incentive Plan and the Squarespace, Inc. Amended and Restated 2008 Equity Incentive Plan.

Squarespace Option means an option to purchase shares of Squarespace Common Stock granted under any Squarespace Equity Plan.
Squarespace PSU means a restricted stock unit award granted under any Squarespace Equity Plan whose vesting is conditioned in full or in part based on the achievement of performance goals or metrics.
Squarespace RSU means a restricted stock unit award granted under any Squarespace Equity Plan, other than a Squarespace PSU.
Support Agreements means, collectively, the Casalena Support Agreement, the General Atlantic Support Agreement and the Accel Support Agreement.
Surviving Corporation means Squarespace, as the surviving corporation of the Merger.
Unaffiliated Company Stockholders means the holders of Squarespace Common Stock, excluding (i) General Atlantic, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (ii) Accel, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (iii) Permira Advisers, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates, (iv) the members of the Squarespace Board, (v) any person that Squarespace has determined to be an “officer” of Squarespace within the meaning of Rule 16a-1(f) of the Exchange Act, and the rules and regulations promulgated thereunder and (vi) Casalena and his controlled affiliates.

SUMMARY TERM SHEET
This summary term sheet discusses the material terms contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to carefully read this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement in their entirety.
Introduction
On May 13, 2024, Squarespace entered into the Merger Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Squarespace, with Squarespace surviving the Merger as a wholly owned subsidiary of Parent. Parent is an affiliate of Permira, a global investment firm that backs businesses with growth ambitions and a track record investing in internet, software and SMB-enablement solutions. If the Merger is completed, each outstanding share of Squarespace Common Stock (other than as described below) will be converted into the right to receive the Per Share Price, without interest and subject to any applicable withholding taxes, and Squarespace will become a privately held company. Squarespace is asking its stockholders to consider and vote on the adoption of the Merger Agreement.
The Squarespace Board (i) formed the Special Committee to consider, review and evaluate any proposal with respect to a possible sale or other business transaction involving all or substantially all of the outstanding shares of Squarespace Common Stock or Squarespace’s assets on a consolidated basis and any similar strategic alternatives to such potential transaction, (ii) delegated the powers of the Squarespace Board to the Special Committee, including the power to determine not to proceed with any potential transaction or any alternative thereto and (iii) authorized and empowered the Special Committee to do all acts as may be necessary or appropriate in its judgment to carry out the duties of the Special Committee . As more fully described below, the Special Committee, with the assistance of its own independent financial and legal advisors and, considered, evaluated and negotiated the Merger Agreement. At the conclusion of its review, the Special Committee, among other things, unanimously (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of Squarespace and its stockholders, and (b) recommended that the Squarespace Board approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and submit to Squarespace’s stockholders, and recommend the adoption of, the Merger Agreement. In addition, the Special Committee believes that the Merger is fair to Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act. The Squarespace Board, acting upon the recommendation of the Special Committee, (1) determined that the Merger Agreement is in the best interests of Squarespace and its stockholders, (2) declared the Merger Agreement and the consummation of the Merger and the transactions contemplated thereby advisable, (3) approved the execution and delivery of the Merger Agreement by Squarespace, the performance by Squarespace of its covenants and other obligations in the Merger Agreement, and the consummation of the Merger upon the terms and conditions set forth therein, and (4) resolved to submit the Merger Agreement to Squarespace’s stockholders for adoption and (5) recommended that Squarespace’s stockholders adopt the Merger Agreement. In addition, the Squarespace Board, on behalf of Squarespace, believes that the Merger is fair to Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act.
Because the transactions contemplated by the Merger Agreement are “going private” transaction under the rules of the SEC, for which a Schedule 13E-3 Transaction Statement is required to be filed with the SEC, Squarespace and the Purchaser Filing Parties have filed such a transaction statement with the SEC with respect to such transactions solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. You may obtain additional information about the Schedule 13E-3 under the caption “Where You Can Find Additional Information.”
The Parties to the Merger
Squarespace was formed as a Delaware corporation in October 2007 under the name Squarespace, Inc. Squarespace is a leading all-in-one platform for businesses and independent creators to build an online presence, grow their brands and manage their businesses across the internet. Squarespace offers websites, domains, e-commerce, tools for managing a social media presence, marketing tools, scheduling and hospitality services. Squarespace’s mission is for the ease of use of its products to provide anyone the ability to participate in the opportunity that comes from publishing and transacting on the internet, and for its design-centric and comprehensive tools to help them stand out and succeed. Squarespace’s domains, website, marketing and social media management tools provide an online presence with best-in-class design and a consistent brand experience, and Squarespace’s commerce solutions include tools for selling digital content, classes, appointments, reservations and events, physical goods and more. See the section of this proxy statement captioned “Where You Can Find Additional Information.”
•	Squarespace Class A Common Stock is listed on the NYSE under the symbol “SQSP.” Squarespace’s corporate offices are located at 225 Varick Street, 12th Floor, New York, New York 10014.
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Parent. Spaceship Purchaser, Inc. was formed on May 8, 2024 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and the debt financing in connection with the Merger. Parent’s address is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, and its telephone number is (212) 386-7480. For more information about Parent, see the sections of this proxy statement captioned “The Parties to the Merger—Parent Entities” and “Important Information Regarding the Purchaser Filing Parties—Parent Entities”

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Merger Sub. Spaceship Group MergerCo, Inc. is a wholly owned subsidiary of Parent and was formed on May 8, 2024 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s address is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, and its telephone number is (212) 386-7480. For more information about Merger Sub, see the sections of this proxy statement captioned “The Parties to the Merger—Parent Entities” and “Important Information Regarding the Purchaser Filing Parties—Parent Entities”.

•
Parent and Merger Sub are each affiliated with the Permira Investors. In connection with the transactions contemplated by the Merger Agreement, the Equity Investors, consisting of the Permira Investors and the Accel Investors have committed to provide Parent, at or prior to the closing of the Merger (the “Closing”), with an aggregate cash amount of up to $2,826,000,000, in each case on the terms and subject to the conditions set forth in the Equity Commitment Letters. Such amount, together with the Debt Financing (as defined and described further in this proxy statement under the caption “Special Factors—Financing of the Merger”) and rollover commitments of the Rollover Stockholders, will be used to fund the aggregate Per Share Price (including payments in respect of certain of Squarespace’s outstanding equity-based awards payable in connection with the closing of the Merger pursuant to the Merger Agreement) and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Merger by Squarespace, Parent and Merger Sub, as described further in this proxy statement under the caption “Special Factors—Financing of the Merger.”

The Special Meeting
•
Date, Time and Place. The Special Meeting will be held on [•] at [•], Eastern time. You may attend the Special Meeting solely via a live interactive webcast on the internet at [•]. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). Squarespace believes that a virtual meeting provides expanded access, improved communication and cost savings for its stockholders.

•	Purpose. At the Special Meeting, Squarespace will ask stockholders to vote on the following proposals:
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The Merger Proposal: the proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Squarespace, with Squarespace continuing as the Surviving Corporation and becoming a wholly owned subsidiary of Parent;

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The Compensation Proposal: the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger; and

•
The Adjournment Proposal: the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

•
Record Date; Shares Entitled to Vote; Quorum. You are entitled to vote at the Special Meeting if you owned shares of Squarespace Common Stock as of the close of business on the Record Date. As of [•], there were [•] shares of Squarespace Common Stock outstanding and entitled to vote at the Special Meeting. For each share of Squarespace Class A Common Stock that you own as of the close of business on the Record Date, you will have one vote on each matter submitted for a vote at the Special Meeting. For each share of Squarespace Class B Common Stock that you own as of the close of business on the Record Date, you will have ten votes on each matter submitted for a vote at the Special Meeting. The holders of a majority in voting power of the outstanding shares of Squarespace Common Stock entitled to vote at the Special Meeting, present by means of remote communication or represented by proxy, will constitute a quorum at the Special Meeting.

Votes Required
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The Merger Proposal. Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the (1) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders, (2) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock, (3) holders of a majority of the outstanding shares of Class A Common Stock, and (4) holders of a majority of the outstanding shares of Class B Common Stock (collectively, the “Requisite Stockholder Approvals”).

•
The Compensation Proposal. Approval of the Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon. This vote will be on a non-binding, advisory basis.

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The Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon.

Intent of Squarespace’s Directors and Executive Officers and Certain Stockholders to Vote in Favor of the Merger
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Intent of Squarespace’s Directors and Executive Officers to Vote in Favor of the Merger. Squarespace’s directors and executive officers have informed Squarespace that, as of the date of this proxy statement, they intend to vote all of the shares of Squarespace Common Stock owned directly by them in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. As of May 31, 2024, Squarespace’s directors and executive officers beneficially owned, in the aggregate, 18,053,718 shares of Squarespace Common Stock, collectively representing approximately 78.6% of the voting power of the shares of Squarespace Common Stock outstanding as of May 31, 2024. For more information, see the section of this proxy statement captioned “Special Factors—Intent of Squarespace’s Directors and Executive Officers to Vote in Favor of the Merger.”

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Intent of Certain Stockholders to Vote in Favor of the Merger. Each of Casalena, the General Atlantic Rollover Stockholder and Accel, who beneficially owned approximately 75.9%, 10.6% and 2.6%, respectively, of the voting power of the outstanding shares of Squarespace Common Stock as of May 31, 2024, each entered into a Support Agreement, pursuant to which such Rollover Stockholder agreed to vote all of its shares of Squarespace Common Stock in favor of the Merger Proposal, subject to the terms and conditions contained in the Support Agreements. However, under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the (1) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders, (2) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock, (3) holders of a majority of the outstanding shares of Class A Common Stock, and (4) holders of a majority of the outstanding shares of Class B Common Stock. For more information, see the sections of this proxy statement captioned “Special Factors—Intent of Squarespace’s Directors and Executive Officers to Vote in Favor of the Merger” and “The Support Agreements,” as well as the full text of the Support Agreements, attached as Annex C, Annex D and Annex E to this proxy statement, which are incorporated by reference in this proxy statement in their entirety.

Reasons for the Merger; Recommendations of the Special Committee and the Squarespace Board
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Special Committee’s Recommendation. The Special Committee, pursuant to resolutions adopted at a meeting of the Special Committee held on May 12, 2023, unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of Squarespace and its stockholders and (2) recommended that the Squarespace Board approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and (3) submit to Squarespace’s stockholders, and recommend the adoption of the Merger Agreement. In reviewing the Merger, the Special Committee consulted with its independent financial and legal advisors and, where appropriate, with Squarespace management and Squarespace’s outside legal advisor and considered other potential value creation opportunities. In addition, the Special Committee believes that the Merger is fair to Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. For a description of the reasons considered by the Special Committee, see the section of this proxy statement captioned “Special Factors—Reasons for the Merger; Recommendations of the Special Committee and the Squarespace Board.”

•
Squarespace Board’s Recommendation. The Squarespace Board, acting upon the unanimous recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement is in the best interests of Squarespace and its stockholders, (2) declared the Merger Agreement and the consummation of the Merger and the transactions contemplated thereby advisable, (3) approved the execution and delivery of the Merger Agreement by Squarespace, the performance by Squarespace of its covenants and other obligations in the Merger, and the consummation of the Merger upon the terms and conditions set forth therein, and (4) resolved to submit the Merger Agreement to Squarespace’s stockholders for adoption and (5) recommended that Squarespace’s stockholders adopt the Merger Agreement. In addition, the Squarespace Board, on behalf of Squarespace, believes that the Merger is fair to Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act. For a description of the reasons considered by the Squarespace Board, see the section of this proxy statement captioned “Special Factors—Reasons for the Merger; Recommendations of the Special Committee and the Squarespace Board.”

The Squarespace Board, acting upon the unanimous recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the approval of the Merger Proposal, (2) “FOR” the approval of the Compensation Proposal, and (3) “FOR” the approval of the Adjournment Proposal.
Opinion of the Financial Advisor to the Special Committee
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The Special Committee retained Centerview Partners LLC, which is referred to in this proxy statement as “Centerview,” as financial advisor to the Special Committee in connection with the transactions contemplated by the Merger Agreement, including the Merger. In connection with this engagement, the Special Committee requested that Centerview evaluate the fairness, from a financial point of view, to the Unaffiliated Company Stockholders, other than with respect to the (a) the shares of Squarespace Common Stock held by Squarespace and its subsidiaries, (b) the shares of Squarespace Common Stock owned by Parent or Merger Sub, (c) the shares of Squarespace Common Stock owned by Anthony Casalena, the Anthony Casalena 2019 Family Trust, the Anthony Casalena Revocable Trust, the Casalena Foundation, General Atlantic (SQRS II), L.P., Accel Leaders 3 L.P., Accel Growth Fund L.P., Accel Growth Fund Strategic Partners L.P. and Accel Growth Fund Investors 2010 L.L.C. (the “Excluded Stockholders”) that such Excluded Stockholders have agreed to contribute to an entity that indirectly owns 100% of the equity interest of Parent pursuant to those certain Support Agreements entered into in connection with the Merger, (d) the shares of Squarespace Common Stock owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub as of immediately prior to the Merger (the shares referred to in clauses (a) through (d), the “Owned Company Shares”) and (e) any shares of Squarespace Common Stock with respect to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL (the shares referred to in clauses (a) through (e), together with any shares of Squarespace Common Stock held by any affiliate of Squarespace or Parent, the “Excluded Shares”), of the Per Share Price proposed to be paid to such holders pursuant to the Merger Agreement. The Special Committee considered the Unaffiliated Company Stockholders (other than with respect to the Excluded Shares) to be situated substantially similarly to Squarespace’s “unaffiliated security holders,” as such term is defined under Rule 13e-3 under the Exchange Act. On May 12, 2024, Centerview rendered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated May 12, 2024 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price proposed to be paid to the Unaffiliated Company Stockholders (other with respect to the Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
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The full text of Centerview’s written opinion, dated May 12, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the transactions contemplated by the Merger Agreement and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the Unaffiliated Company Stockholders (other than with respect to the Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or transactions contemplated thereby and does not constitute a recommendation to any stockholder of Squarespace or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the transactions contemplated by the Merger Agreement or any other matter.

•
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

Position of the Permira Filing Parties and Parent Entities as to the Fairness of the Merger
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The Permira Filing Parties and the Parent Entities believe that the Merger is substantively and procedurally fair to Squarespace’s “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act. However, none of the Permira Filing Parties nor the Parent Entities has undertaken any formal evaluation of the fairness of the Merger to Squarespace’s unaffiliated security holders or engaged a financial advisor for such purpose. The Permira Filing Parties and the Parent Entities did not participate in the discussions or deliberations of the Special Committee or the Squarespace Board regarding, nor have they received advice from the respective legal, financial or other advisors of the Special Committee or the Squarespace Board as to, the fairness of the Merger. The belief of the Permira Filing Parties and the Parent Entities as to the fairness of the Merger is based on the factors discussed in the section of this proxy statement captioned “Special Factors—Position of the Permira Filing Parties and Parent Entities as to the Fairness of the Merger.”

Position of the Rollover Stockholders as to the Fairness of the Merger
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The Rollover Stockholders believe that the Merger is substantively and procedurally fair to Squarespace’s “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act. However, none of the Rollover Stockholders has undertaken any formal evaluation of the fairness of the Merger to Squarespace’s unaffiliated security holders or engaged a financial advisor for such purpose. Although one affiliate of the Casalena Filing Parties, one employee of the Accel Filing Parties and one employee of the General Atlantic Filing Parties are members of the Squarespace Board, such individuals were not members of the Special Committee and did not participate in deliberations of the Special Committee regarding, nor receive advice from the respective independent legal, financial or other advisors of the Special Committee as to, the fairness of the Merger. The belief of the Rollover Stockholders as to the fairness of the Merger is based on the factors discussed in the section of this proxy statement captioned “Special Factors—Position of the Rollover Stockholders as to the Fairness of the Merger.”

Certain Effects of the Merger
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If the conditions to the completion of the Merger are either satisfied or waived, at the effective time of the Merger (the “Effective Time”): (1) Merger Sub will merge with and into Squarespace, (2) the separate existence of Merger Sub will cease, and (3) Squarespace will continue as the Surviving Corporation in the Merger and as a wholly owned subsidiary of Parent. As a result of the Merger, Squarespace will cease to be a publicly traded company. If the Merger is completed, you will not own any shares of capital stock of the Surviving Corporation as a result of the Merger.

•
The time at which the Merger becomes effective will occur upon the filing of the Certificate of Merger with, the Secretary of State of the State of Delaware (or at a later time as Squarespace, Parent and Merger Sub may agree and specify in the Certificate of Merger).

Treatment of Shares and Equity Awards
Common Stock. The Merger Agreement provides for the following treatment of shares of Squarespace Common Stock in connection with the Merger:
•
At the Effective Time, each share of Squarespace Common Stock outstanding immediately prior to the Effective Time (other than the Owned Company Shares or Dissenting Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the Per Share Price, without interest thereon. This amount represents an approximately 15% premium to the closing price of Squarespace Common Stock of $38.19 per share on May 10, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 29% over the 90-day volume weighted average trading price of $34.09 per share on May 10, 2024. For more information, see the sections of this proxy statement captioned “Special Factors—Certain Effects of the Merger” and “The Merger Agreement—Merger Consideration—Squarespace Common Stock.”

•
At or prior to the closing of the Merger, Parent will deposit with the Payment Agent (as defined in the section of this proxy statement captioned “The Merger Agreement—Exchange and Payment Procedures”) an amount of cash equal to the aggregate consideration to which Squarespace stockholders will become entitled under the Merger Agreement. Once a stockholder has provided the Payment Agent with any documentation required by the Payment Agent, the Payment Agent will pay the stockholder the appropriate portion of the aggregate Per Share Price in exchange for the shares of Squarespace Common Stock held by that stockholder. For more information, see the section of this proxy statement captioned “The Merger Agreement—Exchange and Payment Procedures.”

•
After the Merger is completed, you will have the right to receive the Per Share Price for each share of Squarespace Common Stock that you own as of immediately prior to the Effective Time, but you will no longer have any rights as a stockholder (except that record holders and beneficial owners of Squarespace Common Stock who have neither voted in favor of the Merger nor consented thereto in writing, who have properly demanded appraisal of such shares of Squarespace Common Stock pursuant to, and in accordance with, Section 262 of the DGCL, and who do not validly withdraw or otherwise lose their appraisal rights may have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this proxy statement captioned “Appraisal Rights”).

Treatment of Squarespace Options. The Merger Agreement provides for the following treatment of Squarespace Options at the Effective Time:
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Vested Squarespace Options. Each outstanding Squarespace Option (other than any Squarespace Option with a per share exercise price at or above the Per Share Price (each, an “Out-of-the-Money Option”)) that is vested by its terms as of the Effective Time will be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of the excess of the Per Share Price over the applicable exercise price per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option, and any vested Out-of-the Money Options will be cancelled at the Effective Time for no consideration. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the date on which the closing occurs (the “Closing Date”).
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Unvested Squarespace Options. Each outstanding Squarespace Option (other than any Out-of-the-Money Option) that is not vested as of the Effective Time will be converted into a contractual right to receive a payment in an amount of cash equal to the product of the excess of the Per Share Price over the applicable exercise per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option (each, a “Converted Option Award”), and any unvested Out-of-the Money Option will be cancelled at the Effective Time for no consideration. Each Converted Option Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace Option immediately prior to the Effective Time.

Treatment of Squarespace RSUs and PSUs. The Merger Agreement provides for the following treatment of Squarespace RSUs and Squarespace PSUs at the Effective Time:
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Vested Squarespace RSUs, Vested Squarespace PSUs and Awards Held by Non-Employees. Each outstanding Squarespace RSU and Squarespace PSU that is either vested by its terms as of the Effective Time or held by a non-employee of Squarespace will be converted into the right to receive a lump sum cash payment, without interest, equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date.

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Unvested Squarespace RSUs and PSUs. Each outstanding Squarespace RSU and Squarespace PSU (other than Forfeited Squarespace PSUs, as defined below) that is not vested by its terms as of the Effective Time (other than any such award held by a non-employee of Squarespace) will be converted into the contractual right to receive a payment in an amount of cash equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU (with the number of shares of Squarespace Common Stock subject to Squarespace PSUs determined in accordance with the applicable award agreement prior to the closing) (each, a “Converted Full Value Award”). Each Converted Full Value Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace RSU or Squarespace PSU, as applicable, immediately prior to the Effective Time.

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Forfeited Squarespace PSUs. Each outstanding Squarespace PSU that is scheduled to automatically forfeit as of the Effective Time pursuant to its terms will be forfeited as of the Effective Time for no consideration (each, a “Forfeited Squarespace PSU”).

For more information about the treatment of Squarespace Equity Awards, see the sections of this proxy statement captioned “Special Factors—Certain Effects of the Merger,” “The Merger Agreement—Merger Consideration—Equity Awards” and “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger.”
Certain Effects on Squarespace if the Merger is Not Completed
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If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, Squarespace’s stockholders will not receive any payment for their shares of Squarespace Common Stock in connection with the Merger. Instead, (1) Squarespace will remain an independent public company, (2) Squarespace Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and (3) Squarespace will continue to file periodic reports with the SEC. For more information, see the section of this proxy statement captioned “Special Factors—Certain Effects on Squarespace if the Merger is Not Completed.”

Interests of Squarespace’s Directors and Executive Officers in the Merger
In considering the recommendations of the Special Committee and the Squarespace Board with respect to the Merger, you should be aware that, aside from their interests as holders of Squarespace Common Stock, Squarespace’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. In particular:
•	Certain members of the Squarespace Board received and are entitled to receive compensation for their service on the Special Committee;
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Squarespace’s directors and officers are entitled to continued indemnification and insurance coverage under the Merger Agreement and indemnification agreements between such individuals and Squarespace;

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Each of Squarespace’s executive officers (other than Anthony Casalena, Squarespace’s Chief Executive Officer) is party to an employment agreement with Squarespace that provides for severance payments and benefits in the event of an involuntary termination (as defined in the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger—Change in Control and Severance Benefits under Existing Agreements”);

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Squarespace’s non-employee director compensation policy, dated as of August 1, 2023, provides that upon a change in control, all outstanding Squarespace RSUs held by each non-employee director will vest in full, subject to the director’s continued service with Squarespace until immediately prior to the change in control (Squarespace RSUs granted to non-employee directors in 2024 are subject to prorated vesting in connection with the Merger);

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Anthony Casalena, Squarespace’s Chief Executive Officer, (i) will be the Chief Executive Officer of the Surviving Corporation as of the consummation of the Merger and (ii) together with the Casalena Rollover Stockholders, entered into a Support Agreement with Squarespace and Parent, pursuant to which the Casalena Rollover Stockholders agreed, among other things, to contribute a portion of the shares of Squarespace Common Stock owned by them to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, Mr. Casalena (together, as applicable, with his affiliates) will own approximately 33.4% of such direct or indirect parent company following the consummation of such contribution and exchange and will have certain governance rights with respect to such direct or indirect parent company following the consummation of the Merger. As of the date of this proxy statement, none of Squarespace’s executive officers (other than Anthony Casalena) have reached an understanding on potential employment with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates), or entered into any definitive agreements or arrangements regarding employment with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates) to be effective following the consummation of the Merger; and

•
Mr. Levy is a member of the Squarespace Board and an employee of an entity affiliated with General Atlantic and Mr. Braccia is a member of the Squarespace Board and an employee of an entity affiliated with the Accel Rollover Stockholders, and, each of the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders entered into a Support Agreement with Squarespace and Parent, pursuant to which each such Rollover Stockholder agreed, among other things, to contribute a portion of the shares of Squarespace Common Stock it owns to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, each of the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 8.5% and 0.5%, respectively, of such direct or indirect parent company, following the consummation of such contribution and exchange (with respect to the Accel Rollover Stockholders this does not reflect the Accel Equity Commitment).

The Special Committee and the Squarespace Board were aware of and considered these interests to the extent that they existed at the time, among other matters. For a more detailed description of the interests of Squarespace’s executive officers and directors in the Merger, see “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger.”

The Support Agreements
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On May 13, 2024, Casalena, the General Atlantic Rollover Stockholder and Accel, who beneficially owned approximately 75.9%, 10.6% and 2.6%, respectively, of the voting power of the outstanding shares of Squarespace Common Stock as of May 31, 2024, each entered into a Support Agreement with Squarespace and Parent, pursuant to which each of the Rollover Stockholders agreed, among other things, to vote all of their shares of Squarespace Common Stock in favor of the Merger Proposal, subject to the terms and conditions contained in the Support Agreements. In addition, pursuant to the Support Agreements and subject to the terms and conditions described in the section of this proxy statement captioned “Special Factors—Financing of the Merger”, among other things, the Rollover Stockholders will each contribute a portion of the shares of Squarespace Common Stock it owns to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, each of Casalena, the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 33.4%, 8.5% and 0.5%, respectively, of such direct or indirect parent company, following the consummation of such contribution and exchange (with respect to the Accel Rollover Stockholders this approximate ownership percentage does not reflect the Accel Equity Commitment). As a result of the Merger, the shares of Squarespace Common Stock contributed to such direct or indirect parent company of Squarespace by the Rollover Stockholders will be cancelled and extinguished without any conversion thereof or consideration paid therefor along with the other Owned Company Shares.

•
Additionally, pursuant to the Support Agreements, among other things, the Rollover Stockholders are prohibited from transferring any of the shares subject to the Support Agreements (unless to certain permitted affiliates) while the Support Agreements are in effect.

•
Additionally, pursuant to their respective Support Agreements, among other things, the Rollover Stockholders irrevocably and unconditionally waived, and agreed not to assert, any appraisal rights in connection with the Merger.

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For more information, see the section of this proxy statement captioned “The Support Agreements” and the full text of the Support Agreements, attached as Annex C, Annex D and Annex E to this proxy statement, which are incorporated by reference in this proxy statement in their entirety.

U.S. Federal Income Tax Considerations of the Merger
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For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined under the section of this proxy statement captioned, “Special Factors—U.S. Federal Income Tax Considerations of the Merger”) in exchange for such U.S. Holder’s shares of Squarespace Common Stock in the Merger will be a taxable transaction. In general, such U.S. Holder’s gain or loss will be an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives pursuant to the Merger and such U.S. Holder’s adjusted tax basis in the shares of Squarespace Common Stock surrendered in the Merger.

•
A Non-U.S. Holder (as defined under the section of this proxy statement captioned, “Special Factors— U.S. Federal Income Tax Considerations of the Merger”), who exchanges shares of Squarespace Common Stock for cash in the Merger will generally not be subject to U.S. federal income tax with respect to such exchange unless such Non-U.S. Holder has certain connections with the United States.

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For a more complete description of the U.S. federal income tax considerations of the Merger, see the section of this proxy statement captioned “Special Factors—U.S. Federal Income Tax Considerations of the Merger.”

•
Holders of Squarespace Common Stock should consult their tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Restrictions on Solicitation of Other Acquisition Offers
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During the period beginning on May 13, 2024 and continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Squarespace is subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals (as defined under the section of this proxy statement captioned, “The Merger Agreement—Solicitation of Other Offers”) from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative Acquisition Proposals, subject to a customary “fiduciary out” provision that allows Squarespace and the Special Committee, under certain specified circumstances and after entry into an Acceptable Confidentiality Agreement (as defined under the section of this proxy statement captioned, “The Merger Agreement—Solicitation of Other Offers”), to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an Acquisition Proposal if the Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that such alternative Acquisition Proposal constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal (as defined under the section of this proxy statement captioned, “The Merger Agreement—Solicitation of Other Offers”), and the failure to take such actions would be inconsistent with its fiduciary duties pursuant to applicable law, and promptly provides to Parent any non-public information concerning Squarespace that is provided to the third party making such Acquisition Proposal that was not previously provided to Parent. For more information, see the section of this proxy statement captioned “The Merger Agreement—Solicitation of Other Offers.”

•
Squarespace is not entitled to terminate the Merger Agreement to enter into an agreement for a Superior Proposal unless it complies with certain procedures in the Merger Agreement, including providing certain information regarding the Superior Proposal to Parent and engaging in good faith negotiations with Parent during a specified period. If Squarespace terminates the Merger Agreement in order to accept a Superior Proposal from a third party, it must pay a termination fee to Parent. For more information, see the section of this proxy statement captioned “The Merger Agreement—Recommendation Changes.”

Change in the Squarespace Board’s Recommendation
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The Squarespace Board (or a committee thereof, including the Special Committee) may not amend, modify or withdraw its recommendation that Squarespace’s stockholders adopt the Merger Agreement or take certain similar actions other than, under certain circumstances, if the Squarespace Board, acting upon the recommendation of the Special Committee, or the Special Committee determines in good faith, after consultation with its financial advisor and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law and the Squarespace Board, acting upon the recommendation of the Special Committee, or the Special Committee complies with the terms of the Merger Agreement.

•
Moreover, neither the Squarespace Board, acting upon the recommendation of the Special Committee, nor the Special Committee may withdraw the Squarespace Board’s recommendation that Squarespace’s stockholders adopt the Merger Agreement or take certain similar actions unless the Squarespace Board complies with certain procedures in the Merger Agreement, including engaging in good faith negotiations with Parent during a specified period. If Squarespace or Parent terminates the Merger Agreement under certain circumstances, including because the Squarespace Board, acting upon the recommendation of the Special Committee, or the Special Committee, amends, modifies or withdraws the Squarespace Board’s recommendation that Squarespace’s stockholders adopt the Merger Agreement, then Squarespace must pay to Parent a termination fee.

•	For more information, see the section of this proxy statement captioned “The Merger Agreement—Recommendation Changes.”
Fee Funding Agreement
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Pursuant to the Fee Funding Agreement, subject to the terms and conditions contained therein, each Permira Investor has agreed to pay a portion of the payment of: (a) the aggregate amount of the Parent Termination Fee (as defined below under this proxy statement captioned, “—Termination Fees and Remedies”) solely if and when payable by Parent pursuant to the Merger Agreement and (b) certain enforcement and interest expenses and reimbursement obligations of Parent pursuant to the Merger Agreement. The obligations of the Permira Investors under the Fee Funding Agreement are subject to an aggregate cap equal to $252,816,666.67. For more information, please see the section of this proxy statement captioned “Special Factors—Fee Funding Agreement.”
•	Financing of the Merger. The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition.
•
Equity Financing: In connection with the financing of the Merger, (i) the Permira Investors, Parent and certain affiliates of Parent entered into an Equity Commitment Letter (the “Permira Investors Equity Commitment Letter”), pursuant to which, subject to the terms and conditions therein, the Permira Investors will provide Parent with an equity commitment of up to $2,426,000,000 in cash in the aggregate, in accordance with the respective commitment percentages of the Permira Investors set forth therein, which may be reduced in accordance with the terms set forth in the Equity Commitment Letter (the “Permira Investors Equity Commitment”), and (ii) the Accel Investors, Parent and certain affiliates of Parent entered into an Equity Commitment Letter (the “Accel Investors Equity Commitment Letter” and, together with the Permira Investors Equity Commitment Letter, the “Equity Commitment Letters”), pursuant to which, subject to the terms and conditions therein, the Accel Investors will provide Parent with an equity commitment of up to $400,000,000 in cash in the aggregate, in accordance with the respective commitment percentage of the Accel Investors, which may be reduced in accordance with the terms set forth in the Accel Investors Equity Commitment Letter (the “Accel Equity Commitment” and together with the Permira Investors Equity Commitment, the “Equity Financing”). Squarespace is an express third-party beneficiary of the Equity Commitment Letters solely with respect to enforcing Parent’s right to cause the commitments under the Equity Commitment Letters by the Equity Investors to be funded to Parent in accordance with the Equity Commitment Letters, and to cause Parent to enforce its rights against such Equity Investor to perform its funding obligations under the Permira Investors Equity Commitment Letter or the Accel Investors Equity Commitment Letter, as applicable, in each case subject to the satisfaction of the applicable conditions.

•
Debt Financing: In connection with the financing of the Merger, Blackstone Alternative Credit Advisors LP, Blackstone Holdings Finance Co. L.L.C., Blue Owl Credit Advisors LLC, Ares Capital Management LLC, CPPIB Credit Investments III Inc., CPPIB Credit Revolver Canada Inc., PSP Investments Credit USA LLC, and Dogwood Credit, LP (collectively, with their affiliates and funds, accounts, and clients managed, advised or sub-advised by any of them, the “Debt Commitment Parties”), Blue Owl Capital Corporation and Parent entered into an Amended and Restated Debt Commitment Letter (the “Debt Commitment Letter” and together with the Equity Commitment Letters, the “Commitment Letters”) pursuant to which, subject to the terms and conditions therein, the Debt Commitment Parties will provide Parent with a first lien senior secured term loan facility in an aggregate principal amount of $2,100,000,000 (the “Term Facility”), a first lien senior secured delayed draw term loan facility in an aggregate principal amount of $300,000,000 (the “DDTL Facility”), and a first lien senior secured cash flow revolving credit facility in an aggregate principal amount of $250,000,000 (the “Revolving Facility” and, together with the Term Facility and the DDTL Facility, the “Debt Financing”), in accordance with the respective Term Facility commitments, DDTL Facility commitments and Revolving Facility commitments of the Debt Commitment Parties set forth therein. The obligations of the Debt Commitment Parties to provide the Debt Financing under the Debt Commitment Letter are, in each case, subject to a number of customary conditions, including consummation of the Merger.

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Rollover Equity: Concurrently with the execution and delivery of the Merger Agreement, Squarespace and Parent entered into the Casalena Support Agreement with Casalena, the General Atlantic Support Agreement with the General Atlantic Rollover Stockholder and the Accel Support Agreement with Accel. Pursuant to the Support Agreements, among other things, each of the Rollover Stockholders will contribute a portion of the shares of Squarespace Common Stock owned by the Rollover Stockholders to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, as a result of such contribution and exchange, the Casalena Rollover Stockholders, the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 50.8% of such direct or indirect parent company following the consummation of such contribution and exchange and the investment pursuant to the Accel Investors Equity Commitment Letter and the investment pursuant. As a result of the Merger, the shares of Squarespace Common Stock contributed to such direct or indirect parent company of Parent by the Rollover Stockholders will be cancelled and extinguished without any conversion thereof or consideration paid therefor along with the other Owned Company Shares.
•	For more information, please see the section of this proxy statement captioned “Special Factors—Financing of the Merger.”
Conditions to the Closing of the Merger
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Obligations of Parent, Merger Sub and Squarespace. The obligations of Parent, Merger Sub and Squarespace, as applicable, to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including:

•	the adoption of the Merger Agreement by the Requisite Stockholder Approvals (which shall not be waivable);
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the expiration or termination of the waiting periods applicable to the Merger pursuant to the HSR Act and any extensions thereof (which waiting period expired at 11:59 p.m., Eastern time, on June 27, 2024);

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the expiration of the phase one review period or issuance of an approval decision pursuant to the Austrian Federal Act against Cartels and other Restrictions of Competition of 2005, as amended (the “Austrian Federal Cartel Act”) (which phase one review period expired on June 21, 2024 and Austrian merger control clearance was received on June 21, 2024); and

•
no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any governmental authority preventing the consummation of the Merger shall be in effect, nor shall any action have been taken by any such governmental authority, and no statute, rule, regulation or order shall have been enacted, entered, enforced or deemed applicable to the Merger that, in each case, prohibits, makes illegal, or enjoins the consummation of the Merger.

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Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:

•	the accuracy of the representations and warranties of Squarespace in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement;
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Squarespace having performed and complied in all material respects with all covenants under the Merger Agreement required to be performed and complied with by it at or prior to the closing of the Merger;

•	receipt by Parent and Merger Sub of a customary closing certificate of Squarespace; and
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no Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement—Representations and Warranties”) having occurred after the date of the Merger Agreement.

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Obligations of Squarespace. The obligations of Squarespace to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:

•
the accuracy of the representations and warranties of Parent and Merger Sub in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement;

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Parent and Merger Sub having performed and complied in all material respects with all covenants under the Merger Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the closing of the Merger; and

•	the receipt by Squarespace of a customary closing certificate of Parent and Merger Sub.

•	For more information, see the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger.”
Termination Fees and Remedies
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Payment of Company Termination Fee by Squarespace. Upon termination of the Merger Agreement, and as further described in the section of this proxy statement captioned “The Merger Agreement—Company Termination Fee,” under specified circumstances, including Squarespace terminating the Merger Agreement to enter into an Alternative Acquisition Agreement (as defined under the section of this proxy statement captioned, “The Merger Agreement—Solicitation of Other Offers”) with respect to a Superior Proposal or Parent terminating the Merger Agreement due to a Recommendation Change (as defined under the section of this proxy statement captioned, “The Merger Agreement—Recommendation Changes”), in each case, pursuant to and in accordance with the “fiduciary out” provisions of the Merger Agreement, Squarespace will be required to pay Parent the Company Termination Fee of $198,700,000 (the “Company Termination Fee”). The Company Termination Fee will also be payable by Squarespace if the Merger Agreement is terminated under certain circumstances and prior to such termination, an Acquisition Proposal for an Acquisition Transaction (as defined under the section of this proxy statement captioned, “The Merger Agreement—Solicitation of Other Offers”) has been made to Squarespace or has been publicly announced or disclosed and not irrevocably withdrawn or otherwise abandoned and any Acquisition Transaction is consummated or Squarespace enters into an agreement providing for the consummation of any Acquisition Transaction within twelve months after the termination.

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Payment of Parent Termination Fee by Parent. Upon termination of the Merger Agreement, and as further described in the section of this proxy statement captioned “The Merger Agreement—Parent Termination Fee,” under specified circumstances, Parent will be required to pay Squarespace the Parent Termination Fee of $231,816,666.67 (the “Parent Termination Fee”).

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Specific Performance. Parent, Merger Sub and Squarespace are entitled, in addition to any other remedy to which they are entitled at law or equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement. Squarespace has the right, subject to the terms and conditions of the Merger Agreement and the Equity Commitment Letters, to an injunction, specific performance or other equitable remedies in connection with enforcing Parent and Merger Subs’ equity financing to be funded to fund the Merger.

•	For more information, see the sections of this proxy statement captioned “The Merger Agreement—Company Termination Fee” and “The Merger Agreement—Parent Termination Fee.”
Appraisal Rights
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If the Merger is consummated, holders of record or beneficial owners of Squarespace Common Stock who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Squarespace Common Stock through the effective date of the Merger, (3) properly demand appraisal of their applicable shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

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This means that these holders of record and beneficial owners may be entitled to have their shares of Squarespace Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Squarespace Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of

Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to persons entitled to appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. For more information, see the section of this proxy statement captioned “Appraisal Rights—Determination of Fair Value.”
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To exercise appraisal rights, a holder of record or a beneficial owner of Squarespace Common Stock must (1) submit a written demand for appraisal of such holder’s or beneficial owner’s shares of Squarespace Common Stock to Squarespace before the vote is taken on the Merger Proposal at the Special Meeting, (2) not vote, in person or by proxy, in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) the subject shares of Squarespace Common Stock through the effective date of the Merger, (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL, and (5) not withdraw the appraisal demand or otherwise lose his, her or its rights to appraisal. If you are a beneficial owner of shares of Squarespace Common Stock and you wish to exercise your appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (1) reasonably identify the holder of record of the shares of Squarespace Common Stock for which the demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation hereunder and to be set forth on the verified list required by Section 262(f) of DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Litigation Relating to the Merger
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As of the date of this Proxy Statement, there are no pending lawsuits challenging the Merger. For a more detailed description of litigation relating to the Merger, see the section of this proxy statement captioned “Special Factors—Litigation Relating to the Merger.”

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. Squarespace encourages you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which Squarespace refers in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find Additional Information.”
Q:	Why am I receiving these materials?
A:
On May 13, 2024, Squarespace entered into the Merger Agreement. Under the Merger Agreement, Parent will acquire all of the outstanding shares of Squarespace Common Stock for the aggregate Per Share Price. In order to complete the Merger, Squarespace’s stockholders must vote to adopt and approve the Merger Agreement at the Special Meeting pursuant to the Requisite Stockholder Approvals. This approval is a condition to the consummation of the Merger. See the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger.” The Squarespace Board is furnishing this proxy statement and form of proxy card to the holders of shares of Squarespace Common Stock as of the Record Date in connection with the solicitation of proxies of Squarespace’s stockholders to be voted at the Special Meeting.

This proxy statement, which you should read carefully, contains important information about the Merger, the Merger Agreement, the Special Meeting and the matters to be voted on at the Special Meeting. The enclosed materials allow you to submit a proxy to vote your shares of Squarespace Common Stock without attending the Special Meeting and to ensure that your shares of Squarespace Common Stock are represented and voted at the Special Meeting.
Your vote is very important. Even if you plan to attend the Special Meeting, Squarespace encourages you to submit a proxy as soon as possible.
Q:	What is the Merger and what effects will it have on Squarespace?
A:
The Merger is the acquisition of Squarespace by Parent. If the Merger Proposal is approved by Squarespace’s stockholders pursuant to the Requisite Stockholder Approvals and the other closing conditions under the Merger Agreement are satisfied or waived, Merger Sub will merge with and into Squarespace, with Squarespace continuing as the Surviving Corporation. As a result of the Merger, Squarespace will become a wholly owned subsidiary of Parent, and Squarespace Class A Common Stock will no longer be publicly traded and will be delisted from the NYSE. In addition, Squarespace Class A Common Stock will be deregistered under the Exchange Act, and Squarespace will no longer file periodic reports with the SEC.

Q:	What will I receive if the Merger is completed?
A:
Upon completion of the Merger, you will be entitled to receive the Per Share Price, without interest and less any applicable withholding taxes, for each share of Squarespace Common Stock that you own as of immediately prior to the Effective Time, unless you have properly perfected and exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of Squarespace Common Stock as of immediately prior to the Effective Time, you will be entitled to receive $4,400 in cash in exchange for your shares of Squarespace Common Stock, without interest and less any applicable withholding taxes.

Q:	How does the Per Share Price compare to the market price of Squarespace Common Stock?
A:
This amount represents an approximately 15% premium to the closing price of Squarespace Common Stock of $38.19 per share on May 10, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 29% over the 90-day volume weighted average trading price of $34.09 per share on May 10, 2024.

Q:	What will happen to Squarespace Equity Awards?
A:	Generally speaking, Squarespace Equity Awards will be treated as follows at the Effective Time:
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Each outstanding Squarespace Option (other than any Out-of-the-Money Option) that is vested by its terms as of the Effective Time will be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of the excess of the Per Share Price over the applicable exercise price per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date.

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Each outstanding Squarespace Option (other than any Out-of-the-Money Option) that is not vested as of the Effective Time will be converted into a Converted Option Award, which is the contractual right to receive a payment in an amount of cash equal to the product of the excess of the Per Share Price over the applicable exercise per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option. Each Converted Option Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace Option immediately prior to the Effective Time.

•	Any outstanding Out-of-the Money Options, whether vested or unvested, will be cancelled at the Effective Time for no consideration.
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Each outstanding Squarespace RSU and Squarespace PSU that is either vested by its terms as of the Effective Time or held by a non-employee of Squarespace will be converted into the right to receive a lump sum cash payment, without interest, equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date.

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Each outstanding Squarespace RSU and Squarespace PSU (other than Forfeited Squarespace PSUs) that is not vested by its terms as of the Effective Time (other than any such award held by a non-employee of Squarespace) will be converted into a Converted Full Value Award, which is the contractual right to receive a payment in an amount of cash equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU (with the number of shares of Squarespace Common Stock subject to Squarespace PSUs determined in accordance with the applicable award agreement prior to the closing). Each Converted Full Value Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace RSU or Squarespace PSU, as applicable, immediately prior to the Effective Time.

•	Each Forfeited Squarespace PSU will be forfeited as of the Effective Time for no consideration.
Q:	What am I being asked to vote on at the Special Meeting?
A:	You are being asked to vote on the following proposals:
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The Merger Proposal: the proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Squarespace, with Squarespace continuing as the Surviving Corporation and becoming a wholly owned subsidiary of Parent;

•
The Compensation Proposal: the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger; and

•
The Adjournment Proposal: the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q:	When and where is the Special Meeting?
A:
The Special Meeting will take place virtually on [•], 2024 at [•] Eastern time. You may attend the Special Meeting solely via a live interactive webcast on the Internet at [•]. You will be able to listen to the Special

Meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).
Q:	Who is entitled to vote at the Special Meeting?
A:
All of Squarespace’s stockholders as of the close of business on [•], 2024, which is the Record Date for the Special Meeting, are entitled to vote their shares of Squarespace Common Stock at the Special Meeting. As of [•], 2024, there were [•] shares of Squarespace Common Stock outstanding and entitled to vote at the Special Meeting. For each share of Squarespace Class A Common Stock that you own as of the close of business on the Record Date, you will have one vote on each matter submitted for a vote at the Special Meeting. For each share of Squarespace Class B Common Stock that you own as of the close of business on the Record Date, you will have ten votes on each matter submitted for a vote at the Special Meeting.

Q:	What vote is required to approve the Merger Proposal?
A:
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the (1) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders, (2) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock, (3) holders of a majority of the outstanding shares of Class A Common Stock , and (4) holders of a majority of the outstanding shares of Class B Common Stock .

Q:	What vote is required to approve each of (1) the Compensation Proposal and (2) the Adjournment Proposal?
A:
Approval of the Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote on such proposal. This vote will be on a non-binding, advisory basis.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote on such proposal.
Q:	What happens if I fail to vote or abstain from voting on a proposal?
A:
If you (1) are a stockholder of record and fail to submit a validly executed proxy card, grant a proxy over the internet or by telephone, or vote your shares at the Special Meeting, or if you (2) hold in “street name” and you fail to instruct your broker, bank or other nominee on how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting, and such failure to vote will have the same effect as voting “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).

With respect to the Merger Proposal, if you abstain from voting, your shares will be counted as present for purposes of determining the presence of a quorum, but such abstention will have the same effect as voting “AGAINST” the Merger Proposal. With respect to the Compensation Proposal and the Adjournment Proposal, if you abstain from voting, your shares will be counted as present for purposes of determining the presence of a quorum, but such abstention will have the same effect as voting “AGAINST” the Compensation Proposal and Adjournment Proposal.
Q:	How will Squarespace’s directors and executive officers and certain other stockholders vote on the Merger Proposal?
A:
Squarespace’s directors and executive officers have informed Squarespace that, as of the date of this proxy statement, they intend to vote all of the shares of Squarespace Common Stock owned directly by them in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. As of May 31, 2024, Squarespace’s directors and executive officers beneficially owned, in the aggregate, 18,053,718 shares of Squarespace Common Stock, collectively representing approximately 78.6% of the voting power of the shares of Squarespace Common Stock outstanding as of May 31, 2024. For more information, see the section of this proxy statement captioned “Special Factors—Intent of Squarespace’s Directors and Executive Officers to Vote in Favor of the Merger.”

The Rollover Stockholders, who in the aggregate beneficially owned approximately 90% of the voting power of the outstanding shares of Squarespace Common Stock as of May 31, 2024, entered into the Support Agreements, pursuant to which the Rollover Stockholders each agreed to vote all of their respective shares in favor of the Merger Proposal, subject to the terms and conditions contained in the Support Agreements. However, approval of the Merger Proposal requires the affirmative vote of the (1) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders (as defined below), (2) holders of a majority in voting power of the outstanding shares of Squarespace Common Stock, (3) holders of a majority of the outstanding shares of Class A Common Stock, and (4) holders of a majority of the outstanding shares of Class B Common Stock. For more information, see the sections of this proxy statement captioned “Special Factors—Intent of Certain Stockholders to Vote in Favor of the Merger” and “The Support Agreements,” as well as the full text of the Support Agreements, attached as Annex C, Annex D and Annex E to this proxy statement, which are incorporated by reference in this proxy statement in their entirety.
Q:	What do I need to do now?
A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that Squarespace refers to in this proxy statement carefully and consider how the Merger affects you. Then, even if you expect to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), or sign, date and return by mail, as promptly as possible, the enclosed proxy card, so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares. Please do not send your stock certificates with your proxy card.

Q:	What is the Special Committee, and what role did it play in evaluating the Merger?
A:
The Squarespace Board formed the Special Committee to consider, review, evaluate and negotiate potential strategic alternatives, including a possible sale of Squarespace and provide a recommendation to the Squarespace Board as to whether or not to approve any such transaction. The Special Committee is comprised solely of members of the Squarespace Board who were determined by the Squarespace Board to be independent of and disinterested with respect to Casalena, General Atlantic and Accel. As more fully described in the section of this proxy statement captioned “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Squarespace Board,” the Special Committee evaluated the Merger Agreement, the Support Agreements, the Fee Funding Agreement, the Equity Commitment Letters and the transactions contemplated by the Merger Agreement, including the Merger, with the assistance of its own independent financial and legal advisors and, where appropriate, Squarespace management and Squarespace’s outside legal advisor. At the conclusion of its review, the Special Committee, among other things, unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of Squarespace and its stockholders, (2) recommended that the Squarespace Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and submit to Squarespace’s stockholders, and recommend the adoption of, the Merger Agreement. The Squarespace Board, acting upon the recommendation of the Special Committee, (1) determined that the Merger Agreement is the best interests of Squarespace and its stockholders, (2) declared the Merger Agreement and the consummation of the Merger and the transaction contemplated thereby advisable, (3) approved the execution and delivery of the Merger Agreement by Squarespace, the performance by Squarespace of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and conditions set forth in the Merger Agreement, (4) resolved to submit the Merger Agreement to Squarespace’s stockholders for adoption and (5) recommended that Squarespace’s stockholders adopt the Merger Agreement in accordance with the DGCL.

Q:	How does the Squarespace Board recommend that I vote?
A:	The Squarespace Board, acting upon the unanimous recommendation of the Special Committee, unanimously recommends that you vote:
•	“FOR” the approval of the Merger Proposal;
•	“FOR” the approval of the Compensation Proposal; and
•	“FOR” the approval of the Adjournment Proposal.

You should read the section of this proxy statement captioned “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Squarespace Board” for a discussion of the factors that the Special Committee and the Squarespace Board considered in deciding to recommend and/or approve, as applicable, the approval of the adoption of the Merger Agreement.
Q:	What happens if the Merger is not completed?
A:
If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, Squarespace’s stockholders will not receive any payment for their shares of Squarespace Common Stock. Instead: (1) Squarespace will remain an independent public company, (2) Squarespace Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and (3) Squarespace will continue to file periodic reports with the SEC.

In specified circumstances in which the Merger Agreement is terminated, Squarespace has agreed to pay Parent a termination fee. For more information, see the section of this proxy statement captioned “The Merger Agreement—Company Termination Fee.”
Q:	What is the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger?
A:
The compensation that will or may become payable by Squarespace to Squarespace’s named executive officers in connection with the Merger is certain compensation that is based on or otherwise relates to the Merger and payable to certain of Squarespace’s named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation not described in the preceding sentence that will or may become payable by Parent or its affiliates (including, following the consummation of the Merger, the Surviving Corporation) to Squarespace’s named executive officers in connection with or following the Merger is not subject to this advisory vote. For further information, see the section of this proxy statement captioned “Proposal 2: The Compensation Proposal.”

Q:	Why am I being asked to cast a vote to approve the compensation that will or may become payable by Squarespace to its named executive officers in connection with the Merger?
A:
Squarespace is required by SEC rules to seek approval, on a non-binding, advisory basis, of compensation that will or may become payable by Squarespace to its named executive officers that is based on or otherwise relates to the Merger. Approval of these compensation arrangements is not required to consummate the Merger.

Q:	What will happen if Squarespace’s stockholders do not approve the Compensation Proposal?
A:
Approval of the compensation that will or may become payable by Squarespace to its named executive officers that is based on or otherwise relates to the Merger is not a condition to consummation of the Merger. The vote is an advisory vote and will not be binding on Squarespace or Parent. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.

Accordingly, if the Merger Agreement is adopted by Squarespace’s stockholders and the Merger is consummated, such compensation will or may be paid to Squarespace’s named executive officers regardless of the outcome of this advisory vote.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
If your shares are registered directly in your name with Squarespace’s transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, to be the “stockholder of record.” If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Squarespace. As a stockholder of record, you may attend the Special Meeting and vote your shares at the Special Meeting using the control number on the enclosed proxy card.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of Squarespace Common Stock held in “street name.” If you are a beneficial owner of shares of Squarespace Common Stock held in “street name,” this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record.

As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?
A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares.

If you do not provide your bank, broker or other nominee with voting instructions, your shares will not be voted on any of the proposals, which will have the same effect as if you voted “AGAINST” the Merger Proposal but will have no effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal, except to the extent affecting the obtaining of a quorum at the meeting.
Q:	How may I vote?
A:
If you are a stockholder of record (that is, if your shares of Squarespace Common Stock are registered in your name with Computershare Trust Company, N.A., Squarespace’s transfer agent), there are four ways to submit a proxy or vote:

•	by visiting the internet address on your proxy card and following the instructions;
•	by calling the toll-free (within the United States or Canada) phone number on your proxy card and following the instructions;
•	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or
•	by attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.
The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of Squarespace Common Stock and to confirm that your voting instructions have been properly recorded when submitting a proxy to vote electronically over the internet or by telephone. Although there is no charge for submitting a proxy to vote your shares, if you submit a proxy to vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.
Even if you plan to attend the Special Meeting, you are strongly encouraged to submit a proxy to vote your shares of Squarespace Common Stock in advance of the Special Meeting. If you are a stockholder of record or if you provide a “legal proxy” to vote shares that you beneficially own, you may vote your shares of Squarespace Common Stock at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To submit a proxy to vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Q:	May I attend the Special Meeting and vote at the Special Meeting?
A:
Yes. You may attend the Special Meeting via live interactive webcast on the internet at [•]. You will be able to listen to the Special Meeting live and vote online. The Special Meeting will begin at [•], Eastern time, on [•], 2024. Online check-in will begin a few minutes prior to the Special Meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). As the Special Meeting is virtual, there will be no physical meeting location.

Even if you plan to attend the Special Meeting, to ensure that your shares will be represented at the Special Meeting, Squarespace encourages you to promptly grant your proxy electronically over the internet or by telephone (using card) or sign, date and return the enclosed proxy card. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy previously submitted.
If, as of the Record Date, you are a beneficial owner of shares held in “street name,” you may not vote your shares at the Special Meeting unless you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions.
Q:	Why did Squarespace choose to hold a virtual Special Meeting?
A:
The Squarespace Board decided to hold the Special Meeting virtually in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from virtually any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. Squarespace believes this is the right choice for a company with a global footprint. A virtual Special Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information, while saving Squarespace and its stockholders time and money. Squarespace also believes that the online tools that it has selected will increase stockholder communication. Squarespace has designed its virtual format to enhance, rather than constrain, stockholder access, participation and communication.

Q:	What is a proxy?
A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Squarespace Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Squarespace Common Stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card. Courtenay O’Connor and Nathan Gooden, each with full power of substitution and re-substitution, have been designated as proxy holders for the Special Meeting by the Squarespace Board.

Q:	May I change my vote after I have submitted my proxy card?
A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the Special Meeting by:
•	submitting another validly executed proxy card with a later date and returning it to Squarespace prior to the Special Meeting;
•	submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;
•	delivering a written notice of revocation to Squarespace’s Secretary; or
•	attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.
If you hold your shares of Squarespace Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Q:	If a stockholder gives a proxy, how are the shares voted?
A:
Regardless of the method you choose to grant your proxy, the individuals named on the enclosed proxy card, with full power of substitution and re-substitution, will vote your shares in the way that you direct.

If you sign and date your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the

Squarespace Board with respect to each proposal. This means that they will be voted: (1) “FOR” the approval of the Merger Proposal, (2) “FOR” the approval of the Compensation Proposal, and (3) “FOR” the approval of the Adjournment Proposal, and in the proxyholders’ discretion with respect to any other business that may properly come before the Special Meeting.
Q:	Should I send in my stock certificates now?
A:
No. After the Merger is completed, any holders of physical stock certificates will receive a letter of transmittal containing instructions for how to send your stock certificates to the Payment Agent in order to receive the appropriate cash payment for the shares of Squarespace Common Stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card. If you hold your shares of Squarespace Common Stock in book-entry form, the Payment Agent will pay you the appropriate portion of the aggregate Per Share Price (subject to any applicable withholding taxes) upon receipt of a customary “agent’s message” (or such other evidence of transfer as the Payment Agent may reasonably request) and any other items specified by the Payment Agent.

Q:	What happens if I sell or transfer my shares of Squarespace Common Stock after the Record Date but before the Special Meeting?
A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the expected effective date of the Merger. If you sell or transfer your shares of Squarespace Common Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Squarespace in writing of such special arrangements, you will transfer the right to receive the Per Share Price with respect to such shares, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or transfer your shares of Squarespace Common Stock after the Record Date, Squarespace encourages you to sign, date and return the enclosed proxy card or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

Q:	What should I do if I receive more than one set of voting materials?
A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.
Q:	Where can I find the voting results of the Special Meeting?
A:
Squarespace intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting. All reports that Squarespace files with the SEC are publicly available when filed. See the section of this proxy statement captioned “Where You Can Find Additional Information.”

Q:	Will I be subject to U.S. federal income tax upon the exchange of Squarespace Common Stock for cash pursuant to the Merger?
A:
The exchange of Squarespace Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section of this proxy statement captioned “Special Factors—U.S. Federal Income Tax Considerations of the Merger”) who exchanges shares of Squarespace Common Stock for cash in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares pursuant to the Merger and the U.S. Holder’s adjusted tax basis in such shares. A Non-U.S. Holder (as defined in the section of this proxy statement captioned “Special Factors—U.S. Federal Income Tax Considerations of the Merger”), who exchanges shares of Squarespace Common Stock for cash in the Merger will generally be subject to U.S. federal income tax with respect to such exchange unless such Non-U.S. Holder has certain connections with the United States.
For a more complete description of the U.S. federal income tax considerations of the Merger, see the section of this proxy statement captioned “Special Factors—U.S. Federal Income Tax Considerations of the Merger.”
Q:	When do you expect the Merger to be completed?
A:
Squarespace currently expects to complete the Merger by the fourth quarter of 2024. However, the exact timing of completion of the Merger, and whether it will be completed at all, cannot be known with certainty because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of the control of Squarespace.

Q:	What governmental and regulatory approvals are required?
A:
Under the terms of the Merger Agreement, the Merger cannot be completed until the waiting periods and any extensions thereto applicable to the Merger under the HSR Act and the Austrian Federal Cartel Act have expired or been terminated. The waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on June 27, 2024. The phase one review period pursuant to the Austrian Federal Cartel Act expired on June 21, 2024 and Austrian merger control clearance was received on June 21, 2024.

Q:	Am I entitled to appraisal rights under the DGCL?
A:
If the Merger is consummated and certain conditions set forth in Section 262(g) of the DGCL are satisfied, holders of record and beneficial owners of Squarespace Common Stock who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Squarespace Common Stock through the effective date of the Merger, (3) properly demand appraisal of their applicable shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements as described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal, will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that such holders of record and beneficial owners will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Squarespace Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to each person seeking appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for perfecting and exercising appraisal rights are described in additional detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Q:	Do any of Squarespace’s directors or officers have interests in the Merger that may differ from those of Squarespace’s stockholders generally?
A:
Yes. In considering the recommendations of the Special Committee and the Squarespace Board with respect to the Merger, you should be aware that, aside from their interests as holders of Squarespace Common Stock,

Squarespace’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Special Committee and the Squarespace Board were aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger.”
Q:	Who can help answer my questions?
A:
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of Squarespace Common Stock, please contact Squarespace’s proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 750-2689 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833

SPECIAL FACTORS
Background of the Merger
The following chronology summarizes the key meetings and events that led to and immediately followed the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the members of the Squarespace Board, the members of the Special Committee, the representatives of Squarespace or the Special Committee, or other parties.
The Squarespace Board regularly evaluates Squarespace’s strategic direction and ongoing business plans with a view toward strengthening Squarespace’s businesses and enhancing stockholder value. As part of this evaluation, the Squarespace Board has, from time to time, considered a variety of strategic alternatives. Since Squarespace’s direct listing, no third parties have expressed an intent to engage in a potential strategic transaction with Squarespace, and no proposals have been made to either Squarespace’s management or the Squarespace Board for an acquisition of the entire company or a controlling stake in Squarespace or a merger with Squarespace, except as described below.
Permira regularly evaluates potential acquisition targets as part of its normal investment activities. As part of this evaluation, Permira has, from time to time, internally considered a potential acquisition of Squarespace and performed “outside-in” reviews of Squarespace and built a rapport with Anthony Casalena, the Chief Executive Officer of Squarespace, as part of its consideration of the industry at-large. While Permira has previously internally expressed interest in engaging in a strategic transaction with Squarespace with its investment committee, no proposals were made to either Squarespace’s management or the Squarespace Board for an acquisition of the entire company or a controlling stake in Squarespace or a merger with Squarespace, except as described below.
On October 12, 2022, as part of Mr. Casalena’s ordinary course business practice of having discussions with industry participants, Mr. Casalena had an initial meeting with David Erlong, a partner at Permira Advisers, and Dipan Patel, a partner at Permira Advisers UK, following an initial inquiry from representatives of Permira to Mr. Casalena. During this meeting, the parties engaged in general discussions regarding Squarespace’s industry and business as well as Permira’s business as a private equity investor. The parties did not discuss a potential transaction involving Squarespace during the meeting.
On November 18, 2022, January 26, 2023 and July 25, 2023, Mr. Casalena met with Mr. Erlong and they generally discussed Squarespace’s business and Permira’s business as a private equity investor. The parties did not discuss a potential transaction involving Squarespace during these meetings.
On November 29, 2023, Mr. Casalena and Mr. Erlong held a meeting during which Mr. Erlong indicated that Permira was potentially interested in a potential transaction with Squarespace. Mr. Casalena did not substantively respond to Permira’s potential interest in a potential transaction at the meeting and no specific terms of a potential transaction were discussed during this meeting.
On December 13, 2023, Mr. Casalena and Mr. Erlong had a follow-up telephone call during which they further discussed Permira’s potential interest in a potential transaction with Squarespace. Mr. Casalena asked basic questions about the high-level typical timeline and process for a transaction to which Mr. Erlong replied with a basic outline. No specific terms of a potential transaction were discussed during this call.
On December 22, 2023, Mr. Casalena and Mr. Erlong had a follow-up telephone call during which they discussed Permira’s potential interest in a potential transaction with Squarespace and Mr. Casalena noted that he would reflect on the expressed interest. No specific terms of a potential transaction were discussed during this call.
In early 2024, Mr. Casalena had some brief discussions or calls with chief executive officers of a few portfolio companies of investment funds advised by Permira to discuss their general experiences with Permira as an equity investor.
In January and early February 2024, Mr. Casalena met individually with each of the other members of the Squarespace Board during which he discussed with them Squarespace’s business prospects and strategic direction, including a potential transaction with Permira. During these meetings, Mr. Casalena informed the Squarespace Board members of his discussions with Permira representatives.
On February 13, 2024, Mr. Erlong called Mr. Casalena to let him know an affiliate of Permira would be sending a formal proposal for a potential strategic transaction. Shortly after such call, Squarespace received a non-binding letter from an affiliate of Permira indicating Permira’s interest in acquiring Squarespace for $40.50 per share in cash, which was a 28% premium to Squarespace’s closing share price as of February 13, 2024, a 35% premium to Squarespace’s

90-day volume weighted average closing price and a 37% premium to Squarespace’s 52-week volume weighted average closing price (the “February Proposal”). The February Proposal indicated that Permira would welcome a roll-over or co-investment from Squarespace management at the appropriate time and that Permira was willing to partner with other existing Squarespace investors in connection with a potential transaction. The February Proposal also provided that if existing investors were interested in a roll-over of equity in a transaction with Permira, Permira would condition the transaction on approval by a special committee composed of independent directors of the Squarespace Board and a majority vote of the Unaffiliated Company Stockholders. Squarespace’s Class A Common Stock closed trading on February 13, 2024 at $31.61 per share.
On February 14, 2024, Mr. Casalena sent the February Proposal to the Squarespace Board and had a meeting with a representative from J.P. Morgan Securities LLC (“JPM”), Squarespace’s financial adviser on an ongoing basis since Squarespace’s direct listing. During the meeting, Mr. Casalena and the JPM representative discussed next steps regarding the February Proposal.
On February 16, 2024, the Squarespace Board held a meeting, also attended by members of management of Squarespace, representatives of JPM and Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), Squarespace’s outside legal counsel. Representatives of JPM presented an overview of the February Proposal and various considerations related to potential next steps. Representatives of Skadden reviewed the Squarespace Board’s fiduciary duties in considering a potential strategic transaction and discussed considerations and process related to the potential formation of a special committee of the Squarespace Board in light of the fact that the February Proposal contemplated that existing Squarespace investors may participate in the potential transaction. During the meeting, the Skadden representatives disclosed that Skadden has historically represented and currently represents certain Permira Filing Parties on matters unrelated to Squarespace, noting that over the last two years, Skadden has advised certain Permira Filing Parties or their majority owned portfolio companies and affiliates on various public and non-public matters, including multiple publicly disclosed M&A transactions. In the last two years, Skadden has not provided advice to either General Atlantic or Accel. In addition, the Skadden representatives noted that, over the last two years, Skadden has advised the Company on various non-public matters. The Squarespace Board discussed the February Proposal and potential options with respect to responding thereto. During the meeting, Mr. Casalena noted again that he had discussions with Permira representatives regarding Squarespace. The Squarespace Board agreed to further consider the February Proposal and potential responses thereto at the upcoming regularly scheduled Squarespace Board meeting on February 22, 2024.
On February 22, 2024, the Squarespace Board held a meeting, also attended by members of management of Squarespace, and representatives of JPM and Skadden. Representatives of JPM discussed the February Proposal and certain process considerations. After the representatives of JPM left the meeting, Mr. Casalena further discussed with the Squarespace Board his prior interactions with Permira and its representatives, including discussions with respect to Permira’s potential interest in a transaction with Squarespace. Representatives of Skadden advised the Squarespace Board about a potential strategic review process and the role of a special committee in such a process. Mr. Casalena stated that, in light of the February Proposal and his controlling equity interest in Squarespace, if the Squarespace Board determined to consider a potential transaction, he would be supportive of the formation of a special committee comprised of independent and disinterested directors and conditioning any transaction on the approval of such special committee as well as a majority of the Unaffiliated Company Stockholders. Representatives of Skadden discussed with the Squarespace Board information relevant to assessing the independence of the proposed members of such a committee, Michael Fleisher, Jonathan Klein and Neela Montgomery, including their independence with respect to Permira as well as Mr. Casalena, General Atlantic and Accel in light of the fact that the February Proposal indicated that Permira would consider participation in a transaction by existing Squarespace investors, and the Squarespace Board determined that they were each independent and disinterested for purposes of serving on a special committee. The Squarespace Board (i) authorized the formation of a special committee (the “Special Committee”), (ii) authorized the Special Committee to consider, review and evaluate any strategic transactions or alternatives thereto, (iii) designated Michael Fleisher, Jonathan Klein and Neela Montgomery to serve as members of the Special Committee, with Mr. Fleisher to serve as Chair of the Special Committee, (iv) delegated to the Special Committee all the powers of the Squarespace Board to evaluate, negotiate or determine not to proceed with any potential strategic transaction, (v) authorized the Special Committee to retain its own advisors, (vi) authorized and empowered the Special Committee to do all acts as may be necessary or appropriate in its judgment to carry out the duties of the Special Committee, including the power under Section 203 of the DGCL to authorize and approve any potential transaction or any alternative thereto for purposes of Section 203 of the DGCL and (vii) resolved that for so long as the Special Committee exists, the Squarespace Board would not approve or implement any strategic transaction unless the Special Committee, in its sole discretion, recommended such strategic transaction. Thereafter, the Squarespace Board determined to authorize JPM to inform Permira that the February Proposal was not sufficiently attractive for the Squarespace Board to pursue a transaction.
On February 24, 2024, JPM representatives informed Permira that the February Proposal was not sufficiently attractive for the Squarespace Board to pursue a transaction but that Permira was welcome to submit requests for information if Permira believed additional information would support Permira making a higher proposal. Later that day, Permira submitted to representatives of JPM a list of due diligence materials that Permira was requesting access to in order to evaluate whether to improve on the February Proposal.
On February 28, 2024, Mr. Fleisher interviewed legal advisors to serve as the Special Committee’s counsel, including representatives of Richards, Layton & Finger, P.A. (“RLF”). During Mr. Fleisher’s interview of RLF, representatives of RLF provided high-level disclosures regarding its relationships with Squarespace, Mr. Casalena and Permira, noting that, in the past two years, RLF had not done work for Squarespace or Mr. Casalena and that RLF had done work for certain Permira Filing Parties for which RLF had received aggregate fees which were described as not being material to RLF from a financial perspective.
On March 1, 2024, the Special Committee held a meeting, also attended by Courtenay O’Connor, general counsel of Squarespace. At the meeting, the Special Committee determined to engage RLF to serve as legal counsel to the Special Committee based on RLF’s expertise, experience, independence, qualifications and reputation. On March 4, 2024, the Special Committee executed a formal engagement letter with RLF with respect to RLF’s engagement as legal counsel to the Special Committee.
On March 4, 2024, Mr. Casalena met with Carolyn Everson, a senior advisor to Permira, at a conference and discussed her experience with Permira, as well as Squarespace’s history. The parties did not discuss a potential transaction involving Squarespace during the meeting.
On March 8, 2024, the Special Committee held a meeting, also attended by Ms. O’Connor and representatives of RLF. At the meeting, the Special Committee and the RLF representatives discussed the strategic review process. An RLF representative advised the Special Committee members of their fiduciary duties in the context of a potential transaction involving Squarespace. An RLF representative noted that the Special Committee had been delegated the full power and authority of the Squarespace Board with respect to considering a potential transaction with Permira or alternatives thereto. The Special Committee discussed Permira’s interest in a potential acquisition of Squarespace and the preliminary discussions between Mr. Casalena and Permira that had occurred. The Special Committee also discussed the process for interviewing and evaluating potential financial advisors. During the meeting, an RLF representative summarized the work that RLF had done for certain Permira Filing Parties, for which RLF had received aggregate fees which were described as not being material to RLF from a financial perspective, and noted that RLF had not done any work for Squarespace or Mr. Casalena in the past two years. During the meeting, an RLF representative also noted that RLF would be sending to each member of the Special Committee a questionnaire that was intended to help confirm the independence of each Special Committee member with respect to Permira, Mr. Casalena, General Atlantic, Accel and each of their respective affiliates. Later that day, RLF circulated a director questionnaire to the members of the Special Committee.
On March 13 and 14, 2024, the Special Committee held meetings, attended by representatives of RLF. During the meetings, the Special Committee interviewed prospective financial advisors to the Special Committee, including Centerview Partners LLC (“Centerview”). During the meeting, Centerview provided high-level disclosures regarding its relationships with Squarespace, Mr. Casalena, Permira, General Atlantic and Accel.
On March 15, 2024, the Special Committee held a meeting, attended by representatives of RLF and (for a portion of the meeting) Ms. O’Connor. During the meeting, the Special Committee members discussed the authority that had been delegated to the Special Committee to conduct the strategic review process and the role of the Special Committee’s advisors in that process. After Ms. O’Connor left the meeting, the Special Committee members discussed the financial advisors the Special Committee had interviewed and determined to engage Centerview based on Centerview’s expertise, experience, qualifications, independence and reputation, subject to review of written relationship disclosures and negotiation of an engagement letter.
On March 16, 2024, Centerview provided written disclosures to the Special Committee and RLF regarding its relationships with Permira, Mr. Casalena, Squarespace, as well as Accel and General Atlantic and their respective affiliates.

On March 19, 2024, Mr. Fleisher, Mr. Casalena, Ms. O’Connor and Nathan Gooden, the chief financial officer of Squarespace, and representatives of Centerview and RLF held an introductory meeting to discuss Squarespace and the roles of management and the various advisors in the strategic review process, including that the Special Committee and its advisors would lead the process. The group asked for Mr. Casalena’s views on the strategic review process and goals for Squarespace given his role as its chief executive officer and largest stockholder with a majority of the voting power of Squarespace. Mr. Casalena indicated that he would like to retain a substantial stake in Squarespace following any transaction and that continuing to have a significant voice in the governance and control of the day-to-day management of Squarespace was also important to him.
Also, on March 19, 2024, a representative of Permira called a representative of General Atlantic, who later talked with Anton Levy, a member of the Squarespace Board and a representative of General Atlantic, to inquire about the status of Permira’s diligence requests.
On March 20, 2024, Mr. Erlong called Mr. Casalena to check on the current status of discussion and process and asked if he would be willing to meet with a senior partner of Permira Advisers. On March 20, 2024, Mr. Casalena discussed whether he should have additional meetings with Permira representatives with Mr. Fleisher, and Mr. Fleisher asked Mr. Casalena not to meet with any Permira representatives until authorized by the Special Committee to do so. Later that day, Mr. Casalena contacted Mr. Erlong to let him know that the Special Committee had been established and that he would not be able to meet with Permira representatives any further unless authorized by the Special Committee to do so.
On March 21 and March 26, 2024, Mr. Erlong discussed with JPM the formation of the Special Committee and potential next steps in the Special Committee’s process. During these discussions, Mr. Erlong also discussed Permira’s concept of potentially tying certain of Mr. Casalena’s post-closing governance rights to a yet-to-be-determined performance metric if Mr. Casalena were to agree to a rollover. On or before March 26, 2024, JPM discussed Permira’s concept with Mr. Casalena.
On March 22, 2024, the Special Committee held a meeting, attended by representatives of RLF, and (for a portion of the meeting) representatives of Centerview and Ms. O’Connor. Mr. Fleisher reported that Squarespace’s management team was preparing a management presentation to be reviewed by the Special Committee in connection with the Special Committee’s strategic review process, and that subject to the Special Committee’s approval, the management presentation could be shared with potential bidders in connection with the strategic review process. The Special Committee discussed the strategic review process and the respective roles of the Special Committee, the Special Committee’s advisors, Squarespace’s advisors and Squarespace’s management in the process, and directed the Special Committee’s advisors to communicate to Squarespace’s management and advisors that the Special Committee and its advisors would lead and oversee the process. A representative of RLF reported that RLF had received a response to the director questionnaire from each member of the Special Committee and that none of the members of the Special Committee had reported any conflicts for purposes of serving on the Special Committee with respect to Permira, Mr. Casalena, General Atlantic, Accel and each of their affiliates. The Special Committee members discussed next steps in the process, including the timing for reaching out to third parties to gauge interest in a potential transaction. The Special Committee members and the Special Committee’s advisors discussed the introductory meeting held on March 19, 2024 with Mr. Casalena, including Mr. Casalena’s desire to retain a substantial stake in Squarespace following any transaction and have significant governance rights and control of the day-to-day management of Squarespace. The Special Committee members and their advisors discussed that, based on Mr. Casalena’s governance and control preferences as stated during the introductory meeting and the fact that strategic buyers had not contacted Squarespace about potential transactions since going public, it was unlikely that a strategic party would be willing to engage in a transaction with Squarespace. The Special Committee directed Centerview to prepare a list of proposed parties to include in the Special Committee’s outreach process for consideration by the Special Committee. After the Centerview representatives and Ms. O’Connor left the meeting, the Special Committee and the RLF representatives discussed the status of negotiations with Centerview regarding its engagement letter and reviewed Centerview’s relationship disclosures that had been previously provided to the Special Committee.
Following Permira’s inquiry on March 19, 2024 about its diligence requests, Mr. Levy discussed with Mr. Fleisher Permira’s inquiry. Mr. Fleisher determined to discuss the matter at the meeting of the Special Committee scheduled for March 26, 2024 and Mr. Levy agreed to continue to keep Mr. Fleisher informed of any outbound or inbound communications with Permira or any other potential bidders, including communications pertaining to General Atlantic.

On March 26, 2024, the Special Committee held a meeting, attended by representatives of RLF and representatives of Centerview. The Special Committee members discussed Permira’s recent outreach to representatives of Squarespace (including Mr. Levy) and its advisors regarding its due diligence requests and determined to inform Permira that responses would be provided in due course and that further inquiries and requests should be directed to the Special Committee and its advisors. The Special Committee and its advisors discussed the list of potential bidders that had been prepared by Centerview and timing considerations with respect to the outreach process. The Special Committee and its advisors considered and discussed the merits and risks of contacting both the financial sponsors and the strategic buyers on Centerview’s list. The Special Committee and its advisors discussed the range of potential prices and types of transactions that would be reasonably attainable. The Special Committee determined that it would be unlikely that strategic buyers would be willing to engage in the process given that such parties had never before contacted Squarespace about a potential strategic transaction, coupled with Mr. Casalena’s desire to maintain a significant equity stake in, significant governance rights over, and control of the day-to-day management of, Squarespace following a potential transaction. The Special Committee also discussed the increased likelihood of leaks and disclosure of sensitive information to Squarespace’s competitors that could be associated with an outreach to strategic bidders. After further discussion, the Special Committee determined not to contact strategic buyers at this time given the low likelihood that such outreach would lead to a successful transaction and authorized Centerview to proceed to initiate outreach to eight prospective financial sponsors, consisting of Permira, Party A, Party B, Party C, Party D, Party E, Party F and Party G, which the Special Committee believed were the most likely to be interested in a potential strategic transaction with Squarespace and able to provide an attractive valuation. The Special Committee members and the Special Committee’s advisors discussed alternative methods to gauge interest from strategics as part of the Special Committee’s strategic review process, including the ability to potentially negotiate for a go-shop in the merger agreement. The materials that were presented by representatives of Centerview at this meeting are filed as Exhibit 16(c)(iii) to the Rule 13e-3 Transaction Statement on Schedule 13E-3 filed by Parent, Merger Sub and Squarespace with respect to the transactions contemplated by the Merger Agreement (including all exhibits and any amendments or supplements thereto, the “Schedule 13E-3”), of which this proxy statement forms a part.
On March 27, 2024, representatives of RLF, Skadden, Centerview and JPM held a meeting to discuss roles and responsibilities of each advisor during the strategic review process. During the meeting it was communicated and agreed among the advisors that the Special Committee, with the advice of RLF and Centerview, would lead the strategic review process and Centerview, at the direction of the Special Committee, would lead the outreach to, and subsequent negotiations with, potential bidders.
Also on March 27, 2024, against the backdrop that Mr. Casalena expected to maintain a significant equity stake in, significant governance rights over, and control of the day-to-day management of, Squarespace following a potential transaction, Mr. Casalena provided the Special Committee with a preliminary overview of certain key governance terms that would be important to him in deciding whether, as a stockholder, to vote in favor of a potential transaction and that he would want to reach an agreement on with any potential buyer prior to supporting any transaction.
On March 29, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview and (for a portion of the meeting) Ms. O’Connor. Ms. O’Connor reported that Squarespace’s management team was in the process of preparing a management presentation for the Special Committee to review, provide feedback on and, subject to the Special Committee’s prior approval, share with potential bidders after each such bidder executed a non-disclosure agreement with Squarespace (each, an “NDA”). Ms. O’Connor also reported that Squarespace was organizing and reviewing due diligence materials for prospective bidders to review after signing an NDA. After Ms. O’Connor left the meeting, representatives of Centerview provided an update on each of the potential bidders that Centerview had contacted at the Special Committee’s direction, including additional detail on the status of discussions between Centerview and each of Permira, Party A, Party B, Party C, Party D, Party E, Party F and Party G, respectively. The Special Committee discussed whether to broaden the scope of initial outreach to financial sponsors and, after considering the risk of leaks and the low likelihood that other parties would be ready, willing and able to timely pursue a transaction that could be competitive with the February Proposal, determined not to contact any additional potential bidders at such time. The Special Committee members also discussed the overview of certain preliminary governance terms that Mr. Casalena had provided to the Special Committee on March 27, 2024 and timing considerations related to when and how best to share this information with potential bidders.

On March 29, 2024, Permira Advisers executed an NDA. The Permira Advisers NDA contained customary terms, including a standstill, but did not prevent Permira Advisers from bringing non-public proposals to Squarespace in a manner that did not require public disclosure.
On April 1, 2024, the Special Committee executed an engagement letter with respect to Centerview’s engagement as financial advisor to the Special Committee.
On April 2, 2024, Party D executed an NDA. The Party D NDA contained customary terms, including a standstill, but did not prevent Party D from bringing non-public proposals to Squarespace in a manner that did not require public disclosure.
On April 4, 2024, Party F executed an NDA. The Party F NDA contained customary terms, including a standstill, but did not prevent Party F from bringing non-public proposals to Squarespace in a manner that did not require public disclosure.
On April 5, 2024, the Special Committee held two meetings. The first meeting was attended by representatives of RLF and Centerview and (for a portion of the meeting) Ms. O’Connor. The Special Committee members discussed Squarespace’s management presentation materials and noted that preliminary feedback had been provided by the Special Committee members and the Special Committee’s advisors on such materials. A representative of Centerview also reported that Permira Advisers had executed an NDA and certain historical financial information had been shared with Permira. After Ms. O’Connor left the meeting, representatives of Centerview provided an update regarding Centerview’s outreach process and the status of discussions with each potential bidder. The Special Committee members discussed the upcoming management presentations with potential bidders, which were in the process of being scheduled, and Mr. Casalena’s role in the management presentations. The Special Committee members, representatives of Centerview and representatives of RLF discussed Mr. Casalena’s position that he maintain a significant equity stake in Squarespace as well as significant governance rights and control over the day-to-day management of Squarespace following any transaction and when such terms should be discussed with potential bidders. After discussion, the Special Committee determined that it would be appropriate for Mr. Casalena to discuss these topics at a high level with bidders in his capacity as the largest stockholder of Squarespace with an intention to participate in any potential transaction as a significant rollover stockholder, but that specific post-closing governance, control and economic terms should not be discussed with potential bidders during the management presentation meetings.
The Special Committee’s second meeting on April 5, 2024, was attended by Mr. Casalena, Mr. Gooden, Ms. O’Connor and representatives of Skadden, JPM, RLF and Centerview. Mr. Casalena and Mr. Gooden reviewed the management presentation materials and Squarespace’s long-range plan and projections for 2024 through 2027 with the Special Committee members. The Special Committee members provided feedback to Mr. Casalena and Mr. Gooden on the presentation materials and financial projections and asked the management team to address the feedback provided on the presentation materials and financial projections in advance of management presentations with potential bidders.
On April 8, 2024, a representative of Permira called Mr. Casalena to request an in-person dinner meeting if authorized by the Special Committee. Mr. Casalena indicated that he would discuss Permira’s request with the Special Committee.
On April 9, 2024, each of Party A, Party B, Party E and Party G executed an NDA. Each of these NDAs contained customary terms, including a standstill, but did not prevent the counterparty from bringing non-public proposals to Squarespace in a manner that did not require public disclosure. All interested parties that signed an NDA received access to the same information regarding Squarespace via a secure, third-party data room. Information provided was comprehensive on the business, including a detailed management presentation, financial projections and revenue drivers, and operational metrics.
On April 9, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview. A representative of Centerview reviewed an updated draft of the management presentation materials and noted that the long-range plan incorporated the feedback provided to Squarespace management by the Special Committee and Centerview during the Special Committee’s previous meeting. The Special Committee members discussed and asked questions about the long-range plan. After further discussion and due consideration, the Special Committee members approved the management presentation materials, including the long-range plan and financial projections for 2024 through 2027 included therein, and authorized them to be shared with potential bidders who had signed an NDA.

The Special Committee members and the Special Committee’s advisors discussed the management presentation meeting that would be held with Permira later that day and Permira’s request for a dinner meeting with Mr. Casalena. The Special Committee members determined to support Mr. Casalena attending the dinner meeting with Permira representatives as long as it was also attended by a Centerview representative, but agreed that additional non-diligence related meetings should not occur until a bid at a price that the Special Committee was interested in considering had been submitted. The Special Committee members and their advisors discussed next steps in the process during which it was noted that General Atlantic had requested to review the management presentation materials with Squarespace’s management. The Special Committee determined that it would be willing to permit such discussions, subject to General Atlantic signing an NDA. The materials that were presented by representatives of Centerview at this meeting are filed as Exhibit 16(c)(iv) to the Schedule 13E-3 of which this proxy statement forms a part.
Later on April 9, 2024, a management presentation attended by Mr. Casalena, Mr. Gooden, Ms. O’Connor, Ashley Dahl (Senior Director, FP&A), representatives of JPM and representatives of Centerview was held with representatives of Permira. Following the management presentation with Permira, JPM and Centerview maintained an open line of communication with Permira and discussed potential sources of financing for the proposed transaction, including whether any stockholders of Squarespace, including General Atlantic or Accel, would be open to potentially participating as an equity source of financing to Permira in the proposed transaction and the potential quantum of rollover or reinvestment from each such stockholder. At the same time, Centerview regularly communicated with Mr. Fleisher and RLF about its communications with Permira.
On April 10, 2024, a management presentation attended by Mr. Casalena, Mr. Gooden, Ms. O’Connor, Ms. Dahl, representatives of JPM and representatives of Centerview was held with representatives of Party B.
Also on April 10, 2024, Mr. Erlong had a breakfast meeting with Mr. Levy to discuss whether General Atlantic had any preliminary interest in potentially rolling a portion of their equity over in a potential transaction. Mr. Levy discussed the meeting with Mr. Fleisher and Mr. Fleisher asked Mr. Levy to continue to keep him informed of communications that he made or received from Permira and to direct material communications from Permira to the Special Committee and its advisors.
On April 11, 2024, a management presentation attended by Mr. Casalena, Mr. Gooden, Ms. O’Connor, Ms. Dahl, representatives of JPM and representatives of Centerview was held with representatives of Party F.
On April 12, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview and (for a portion of the meeting) Ms. O’Connor. At the meeting, Ms. O’Connor reported on the status of management presentations with potential bidders and the diligence materials that had been made available to potential bidders. Representatives of Centerview provided an update on its outreach process to potential bidders. During the update, representatives of Centerview reported that Party D and Party E had withdrawn from the process and that Party C had not been responsive to requests from Centerview to confirm their interest in considering a potential transaction. Representatives of Centerview reported that management presentations had been held with Permira, Party B and Party F (each with Centerview present), and that meetings with Party A and Party G were scheduled for the following week. Representatives of Centerview provided an update to the Special Committee regarding the management presentation meeting held with Permira and on recent discussions with Permira. The Special Committee members discussed with representatives of RLF and representatives of Centerview timing considerations for engaging in further discussions with Permira and the other potential bidders. After such discussion, the Special Committee determined to set an initial bid deadline of April 26, 2024, and directed Centerview to inform potential bidders of the initial bid deadline. The Special Committee determined that it would be advisable to provide potential bidders with more detailed information regarding Mr. Casalena’s preferred post-closing governance terms so that they could be factored into initial bids. The Special Committee directed its advisors to ask Mr. Casalena to work with his counsel to prepare a list of his desired post-closing governance rights that could be provided to potential bidders in advance of the initial bid deadline.
Later that day, Mr. Casalena met with representatives of Wilson Sonsini Goodrich & Rosati, counsel to Mr. Casalena (“WSGR”), to discuss certain rights to include in the requested post-closing governance and rollover terms to share with the Special Committee. Thereafter, WSGR representatives provided a summary of Mr. Casalena’s preferred rollover and post-closing governance terms to the Special Committee, including that (i) he preferred to rollover at least two-thirds of his current holdings, (ii) that the rollover would result in him holding securities having economic terms consistent with any financial sponsor, (iii) that his post-transaction governance rights in the surviving entity would be consistent with (A) his existing governance rights, subject to ongoing achievement of to-be-agreed performance metrics, and (B) any protective provisions provided to any stockholder of the surviving entity other than Mr. Casalena, and (iv) that post-transaction he would serve as chief executive officer of the surviving entity with appropriate compensation.
On April 15, 2024, a management presentation attended by Mr. Casalena, Mr. Gooden, Ms. O’Connor, Ms. Dahl, representatives of JPM and representatives of Centerview was held with representatives of Party G.
Also on April 15, 2024, General Atlantic executed an NDA. The General Atlantic NDA contained customary terms, but did not include standstill provisions.
Also on April 15, 2024, Mr. Casalena had dinner with representatives of Permira, with a representative of Centerview attending, as previously authorized by the Special Committee. During this meeting, the attendees discussed Squarespace’s business model and trajectory, but did not discuss specific terms regarding a potential transaction between Permira and Squarespace.
On April 16, 2024, a management presentation attended by Mr. Casalena, Mr. Gooden, Ms. O’Connor, Ms. Dahl, representatives of JPM and representatives of Centerview was held with representatives of Party A.
Also on April 16, 2024, Mr. Casalena and Mr. Fleisher spoke briefly regarding the governance issues. Later that day, representatives of RLF and Centerview met with representatives of WSGR regarding Mr. Casalena’s proposed governance terms. Thereafter, Mr. Fleisher authorized Centerview to share the governance terms, in the form previously reviewed by the Special Committee, with potential bidders.
On April 17, 2024, the summary of Mr. Casalena’s proposed governance terms was made available to potential bidders via Squarespace’s virtual data room.
Also on April 17, 2024, Mr. Erlong had a brief telephone call with a representative of General Atlantic, during which they discussed the potential amount of a rollover/re-investment by General Atlantic. No agreement regarding participation in a transaction by General Atlantic was reached.
On April 18, 2024, a management presentation attended by Mr. Casalena, Mr. Gooden, Ms. O’Connor, Ms. Dahl, representatives of JPM and representatives of Centerview was held with representatives of General Atlantic.
On April 19, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview and (for a portion of the meeting) Ms. O’Connor. At the meeting, Ms. O’Connor reported that all scheduled management presentations with potential bidders had been completed. After Ms. O’Connor left the meeting, a representative of Centerview reported that, as directed by the Special Committee, Squarespace’s management team had provided Centerview with financial projections that now extended to 2028 and 2029 (but that remained unchanged in years 2024 through 2027 that had previously been approved by the Special Committee and made available to potential bidders) in order for Centerview to complete its own valuation analysis. Representatives of Centerview then reviewed such additional projections with the Special Committee members and the Special Committee authorized Centerview to use the projections in performing its valuation work. Representatives of Centerview provided an update on the status of discussions with potential bidders. Representatives of Centerview reported that Party C, Party D and Party E had withdrawn from the process and that initial bid process letters had been sent to Permira, Party A, Party B, Party F and Party G. Representatives of Centerview noted that Permira had asked to have further discussions with General Atlantic and an initial discussion with Accel to determine whether either party had any interest in potentially participating as a source of equity financing for the proposed transaction. After discussion, the Special Committee authorized Permira to have such discussions with General Atlantic and Accel, but stated that specific discussions between the parties regarding Mr. Casalena’s proposed post-closing governance and rollover matters should be deferred until later in the process. Mr. Fleisher noted that following the dinner meeting held between Mr. Casalena and Permira earlier that week, he had discussed with Mr. Casalena that neither he nor Squarespace’s management should hold additional meetings with Permira other than scheduled diligence meetings unless authorized by the Special Committee. A representative of RLF reported that RLF would work with Skadden to prepare a draft of a merger agreement that could be shared with bidders after initial bids were submitted. The materials that were presented by representatives of Centerview at this meeting are filed as Exhibit 16(c)(v) to the Schedule 13E-3 of which this proxy statement forms a part.
During the course of the next week, Skadden and RLF worked together to prepare the initial draft of the merger agreement that could be shared with any bidder who submitted a bid by the April 26 initial bid deadline.

On April 22, 2024, Mr. Casalena and other members of Squarespace’s management team met with representatives of Permira to discuss diligence matters related to Squarespace. No terms relating to the proposed transaction were discussed during these meetings.
On April 23, 2024, Mr. Casalena met with representatives of Permira to discuss diligence matters related to Squarespace. No terms relating to the proposed transaction were discussed during these meetings.
Also on April 23, 2024, members of Squarespace management met with representatives of General Atlantic to discuss diligence matters related to Squarespace.
On April 25, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview. At the meeting, a representative of Centerview provided an update on the remaining potential bidders. During the update, it was noted that General Atlantic had held discussions with Permira about participating as an equity source of financing to Permira in the proposed transaction, as authorized by the Special Committee, and that Permira was continuing to seek a similar discussion with Accel. Representatives of Centerview reviewed Centerview’s preliminary valuation analysis as well as certain other financial information, including Squarespace’s historical stock price, financial performance as compared to selected competitors and analyst price targets, with the Special Committee. The Special Committee members, representatives of Centerview and representatives of RLF discussed Centerview’s valuation analysis. The Special Committee then discussed the upcoming bid deadline and determined to meet on April 27, 2024, to review and evaluate any bids. The materials that were presented by representatives of Centerview at this meeting are filed as Exhibit 16(c)(vi) to the Schedule 13E-3 of which this proxy statement forms a part.
On April 26, 2024, Permira submitted a non-binding indication of interest to acquire Squarespace for $42.50 per share, which was a 20% premium to Squarespace’s closing share price as of April 25, 2024, a 27% premium to Squarespace’s 90-day volume weighted average price, a 57% premium to Squarespace’s two-year volume weighted average price and a 12% premium to Squarespace’s 52-week high share price (the “April 26 Proposal”). The April 26 Proposal contemplated a rollover / co-investment from Mr. Casalena of at least 75% of his existing equity stake in Squarespace as well as a reinvestment by other existing stockholders of Squarespace in the amount of $500 million to $1 billion. Consistent with its initial statement to Squarespace and given that the April 26 Proposal included rollover terms, Permira’s April 26 Proposal was expressly conditioned on approval of the Special Committee and a majority of the Unaffiliated Company Stockholders. The April 26 Proposal also contained proposed governance terms addressing the issues raised by Mr. Casalena, a letter from a prospective financing source, a list of outstanding diligence requests and an illustrative transaction timeline contemplating a targeted signing date during the week of May 13, 2024. Permira’s response regarding the governance matters proposed, among other things, that (i) Mr. Casalena would rollover at least 75% of his stake in Squarespace, (ii) Mr. Casalena would hold securities with economic terms consistent with any sponsor, (iii) subject to achievement of certain performance metrics, which Squarespace had not consistently met on a historical basis but which were reasonable based on Squarespace’s financial projections, Mr. Casalena would have full control over budget, personnel and day-to-day operations and would be entitled to retain the role of chief executive officer, (iv) Mr. Casalena would have certain protective provisions in the post-closing entity, including limited time-restrained veto rights in certain circumstances over an IPO or sale and the right to appoint two board members, and (v) Mr. Casalena would serve as the chief executive officer of Squarespace with appropriate compensation. Squarespace’s Class A Common Stock closed trading on April 26, 2024 at $35.53 per share.
None of Party A, Party B, Party C, Party D, Party E, Party F or Party G submitted a bid by the April 26 bid deadline and thereafter none of them participated further in the Special Committee’s strategic review process.
On April 27, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview. The Special Committee members and the Special Committee’s advisors reviewed and discussed the key terms of the April 26 Proposal submitted by Permira. Mr. Fleisher reported that he spoke with Mr. Casalena regarding the April 26 Proposal and Mr. Casalena explained that he was willing to consider rolling the portion of his equity contemplated in the April 26 Proposal but that he did not think $42.50 per share was a sufficiently attractive price to vote in favor of the transaction in his stockholder capacity. The Special Committee and representatives of Centerview and RLF discussed the possibility of soliciting interest from any other potential bidders in light of the fact that only Permira had submitted a bid. During this discussion, the Special Committee discussed various factors, including, the time delay associated with soliciting new potential bidders, the potential for information leaks, the risk of Permira losing interest in a potential transaction and the likelihood that any other party would be willing to submit a bid. Following this discussion, the Special Committee determined that it was in the best interests of the Unaffiliated Company

Stockholders to focus on pushing for a further price increase from Permira rather than soliciting interest from other parties. As a result of this determination, the Special Committee directed Centerview to inform Permira that the Special Committee was interested in continuing discussions with Permira, but that Permira would need to increase its offer price of $42.50 per share in order for Permira to move forward in the process. A representative of RLF then discussed with the Special Committee members the possibility of granting Permira a Section 203 waiver to permit Permira to engage in more extensive discussions with Mr. Casalena, General Atlantic and Accel regarding potential equity participation in the potential transaction if Permira increased its offer price and related considerations. The RLF representatives also provided an overview of the key terms of the auction draft of the merger agreement, noting, among other things, that it contained a go-shop and that the merger was conditioned on approval by a majority of the Unaffiliated Company Stockholders and a separate class vote of the Class A and Class B stockholders, each voting as a separate class. The materials that were presented by representatives of Centerview at this meeting are filed as Exhibit 16(c)(vii) to the Schedule 13E-3 of which this proxy statement forms a part.
On April 29, 2024, an affiliate of Permira submitted a revised proposal to acquire Squarespace for an increased price of $43.25 per share, with the other non-price terms remaining identical to the April 26 Proposal, which was a 22% premium to Squarespace’s closing share price as of April 26, 2024, a 29% premium to Squarespace’s 90-day volume weighted average closing price, a 61% premium to Squarespace’s two-year volume weighted average closing price and a 14% premium to Squarespace’s 52-week high share price (the “April 29 Proposal”). The April 29 Proposal indicated that it was subject to Squarespace agreeing to an exclusivity period with Permira through May 15, 2024 to complete due diligence and finalize the documentation for the proposed transaction. The April 29 Proposal did not modify any terms contained in the April 26 Proposal relating to the governance requests from Mr. Casalena. Squarespace’s Class A Common Stock closed trading on April 29, 2024 at $35.56 per share.
During the course of that same day, the Special Committee members discussed the April 29 Proposal and agreed that it was sufficient for Permira to continue in the process. Accordingly, the Special Committee members instructed the Special Committee’s advisors to coordinate with Squarespace and its advisors to provide Permira with access to the additional diligence materials requested and with an initial draft of the Merger Agreement.
On April 30, 2024, an initial draft of the Merger Agreement was provided to Permira and Latham & Watkins LLP, legal counsel to Permira Advisers (“Latham & Watkins”).
Also on April 30, 2024, a representative of Accel contacted Mr. Casalena and Mr. Gooden to request access to Squarespace’s virtual data room in connection with its evaluation of whether to potentially provide a portion of the equity financing contemplated in the April 26 Proposal as coming from existing Squarespace stockholders. The Special Committee determined to permit Accel to access such diligence materials subject to Accel signing an NDA.
Also on April 30, 2024, representatives of Centerview had a brief telephone call with representatives of Permira to discuss Squarespace’s proposed sale of Tock LLC.
On April 30, 2024 and May 1, 2024, Mr. Casalena and other members of the Squarespace management team met with representatives of Permira. During these meetings, the parties discussed diligence matters concerning Squarespace and related matters, and did not discuss governance terms.
On May 1, 2024, Accel executed an NDA, following which certain of its representatives were provided with access to the virtual data room. Similar to the General Atlantic NDA, the Accel NDA contained customary terms, but did not include standstill provisions.
Also on May 1, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview. During the meeting, the Special Committee members and the Special Committee’s advisors discussed the April 29 Proposal. Representatives of Centerview then advised the Special Committee members on timing considerations with regard to the proposed timeline included in the April 29 Proposal and Permira’s request for exclusivity. The Special Committee members and their advisors discussed negotiation strategies for increasing Permira’s offered price. The Special Committee decided to reject Permira’s request for exclusivity and directed Centerview to give Permira a deadline of May 9, 2024 to submit a better proposal after conducting additional due diligence, including with respect to the proposed sale of Tock LLC. The Special Committee also authorized RLF to work with Skadden to negotiate the terms of the Merger Agreement and related transaction documents with Latham & Watkins. The Special Committee also unanimously approved resolutions granting a waiver under Section 203 of the DGCL pursuant to which Mr. Casalena, General Atlantic and Accel (and their respective affiliates) were permitted to enter into more detailed discussions with each other and Permira in connection with the potential transaction, but the Special Committee retained final authority over whether or not to approve any final transaction or transaction documents that were negotiated (the “Section 203 Waiver”).
On May 2, 2024, the Squarespace Board held a regularly scheduled meeting, also attended by members of management during which management provided the Board with an update on Squarespace’s financial performance. During this meeting, Mr. Fleisher provided the Squarespace Board with a general update regarding the Special Committee’s process and that the April 26 Proposal and the April 29 Proposal had been received, but did not discuss the Special Committee’s views on the terms or price proposed by Permira in the April 26 Proposal or the April 29 Proposal.
Also on May 2, 2024, Mr. Casalena and other members of Squarespace’s management team met with representatives of Permira to discuss diligence matters related to Squarespace. From May 2, 2024 through May 8, 2024, Squarespace management held a series of due diligence meetings regarding Squarespace’s business with Permira representatives and advisors.
Also on May 2, 2024, representatives of Latham & Watkins, RLF and Skadden met to discuss the initial draft of the Merger Agreement.
From May 2, 2024 through May 12, 2024, Mr. Erlong and a representative of General Atlantic had a series of brief telephone calls to discuss the potential transaction, the quantum of General Atlantic’s rollover and/or reinvestment and status of General Atlantic’s diligence. No terms of a governance proposal were discussed during these meetings.
Also on May 2, 2024, Mr. Erlong and Andrew Young, a partner of Permira Advisers had a brief telephone call with a representative of Accel, which was followed by a meeting between Mr. Young and a representative of Accel on May 10, 2024 and a telephone call between Mr. Patel and a representative of Accel on May 11, 2024. The purpose of each of the telephone calls and the meeting with Accel was for Permira to better acquaint itself with Accel so that Permira could determine whether it would be comfortable having Accel participate in the proposed transaction as a potential source of equity financing. No terms of a governance proposal were discussed during these meetings.
On May 4, 2024, additional diligence materials related to Tock LLC were made available to Permira Advisers via Squarespace’s virtual data room. Such additional disclosure materials included the material terms of the proposed sale of Tock LLC, including the proposed $400,000,000 purchase price.
From May 4, 2024 through the execution of the Merger Agreement, representatives of WSGR and Latham & Watkins held periodic discussions regarding the post-closing governance terms.
On May 5, 2024, Latham & Watkins provided their comments to the initial draft of the Merger Agreement. Latham & Watkins deleted the go-shop provision in its entirety and restricted the no-shop provision. In addition, Latham & Watkins deleted the two-tiered fee concept differentiating a termination during the go-shop period and no-shop period, and proposed a single company termination fee of 4% of Squarespace’s equity value as implied by Permira’s per share offer price. Latham & Watkins also lowered the reverse termination fee to 5%, which was decreased from the 7% proposed. Latham & Watkins generally made buyer-friendly revisions to the representations and warranties, interim operating covenants, and material adverse effect definition. Latham & Watkins generally accepted the antitrust covenant in the auction draft of the Merger Agreement (including the “hell or high water” standard of efforts to obtain antitrust clearance, with respect to controlled Affiliates of Parent), and agreed to make payments in respect of Squarespace’s vested RSUs, PSUs and in-the-money Squarespace Options, although any such equity awards, if unvested, would convert into cash awards to be paid as and when the applicable vesting conditions are satisfied.
Also on May 5, 2024, Mr. Casalena and Mr. Erlong met to discuss equity participation in the potential transaction and the post-closing governance arrangements. On May 6, 2024, Mr. Casalena and Mr. Erlong had a follow-up meeting to discuss the same topics. On the same day, Mr. Casalena had separate calls with a representative of each of Accel and General Atlantic to discuss their potential rollover and/or reinvestment commitments in connection with a potential transaction.
On May 6, 2024, the Special Committee acted by unanimous written consent to adopt resolutions expanding the previously granted Section 203 Waiver to permit Permira, Mr. Casalena, Accel and General Atlantic to engage in discussions regarding the potential transaction with Permira’s potential and existing limited partners or co-investors and potential financing sources.

On May 7, 2024, Skadden and RLF provided their comments to Latham & Watkins, in response to their draft of the Merger Agreement. Skadden and RLF reinserted the go-shop provision and revised the no-shop language to be more favorable to Squarespace. Skadden and RLF in addition reinserted the two-tiered company termination fee concept and proposed 3% for the company termination fee during the no-shop period and 1.5% for the go-shop termination fee. Skadden and RLF proposed a reverse termination fee of 6.5%. Skadden also reversed certain of Latham & Watkins’ edits to the representations and warranties, interim operating covenants and material adverse effect definition and made limited revisions to the antitrust covenant and provisions relating to payments in respect of equity awards.
Also on May 7, 2024, representatives of Permira and Accel (with a representative of Centerview present) met by videoconference to discuss the potential transaction.
On May 8, 2024, a management presentation attended by members of Squarespace management and representatives of JPM and Centerview was held with representatives of Accel. Also on that day, a representative of Accel met briefly with Mr. Casalena, with a representative of Centerview present, to discuss the proposed transaction.
Also on May 8, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview. At the meeting, it was noted that Permira was expected to make its final bid on May 9, 2024. RLF representatives provided an update on the negotiations with Latham & Watkins regarding the Merger Agreement. Representatives of RLF and Centerview provided further updates on the negotiation process with Permira, including advising the Special Committee that Mr. Casalena, General Atlantic and Accel had met with Permira to discuss their possible equity participation in the potential transaction and certain post-closing governance matters. The Special Committee discussed timing and negotiation considerations related to the potential transaction.
On May 9, 2024, an affiliate of Permira submitted a revised proposal to acquire Squarespace for $44.00 per share, which Permira indicated was its best and final proposal and which was a 20% premium to Squarespace’s closing share price as of May 9, 2024, a 29% premium to Squarespace’s 90-day volume weighted average closing price, a 62% premium to Squarespace’s two year volume weighted average price and a 15% premium to Squarespace’s 52-week high share price, and reflected the full value Permira ascribed to the proposed sale of Tock LLC based on the diligence materials received (the “Final Proposal”). The Final Proposal contemplated a rollover by Mr. Casalena of 75% of his existing equity stake in Squarespace as well as a rollover/reinvestment by General Atlantic and Accel in the amount of $700 million in the aggregate. Along with the Final Proposal, an affiliate of Permira submitted its markup of the Merger Agreement, revised post-closing governance terms and markups of the disclosure letters to the Merger Agreement, form of equity commitment letter, Fee Funding Agreement, form of support agreement, Debt Commitment Letter and customarily redacted fee letters to the Debt Commitment Letter. The terms of the draft Merger Agreement submitted by an affiliate of Permira in connection with the Final Proposal conditioned the merger on approval by the Special Committee and a majority of the Unaffiliated Company Stockholders. The revised post-closing governance terms (i) provided that Mr. Casalena would rollover at least 75% of his stake in Squarespace, (ii) provided that Mr. Casalena would hold securities with economic terms consistent with any sponsor, (iii) provided that, subject to achievement of certain company performance metrics, which Squarespace had not consistently met on a historical basis but which were reasonable based on Squarespace’s financial projections, Mr. Casalena would have full control over budget, personnel and day-to-day operations (subject to limitations on acquisitions above certain thresholds, setting certain executive compensation, employee equity compensation and borrowing other than draws from the company’s revolver facility below a threshold) and would be entitled to retain the role of chief executive officer, (iv) Permira will have customary veto rights, (v) outlined certain protective provisions that Mr. Casalena would have in the post-closing entity, including limited time-restrained veto rights in certain circumstances over an IPO or sale, (vi) contained customary minority protective for General Atlantic and Accel, (vii) provided that Mr. Casalena would have the right to appoint two of eight board members with each of General Atlantic and Accel being entitled to appoint one board member and Permira having the right to appoint four board members, and (viii) contemplated that Mr. Casalena’s compensation would be appropriate, as determined by the post-closing board. Squarespace’s Class A Common Stock closed trading on May 9, 2024 at $36.82 per share.
Also on May 9, 2024, Mr. Casalena had several calls with representatives of Permira regarding the details of the post-closing governance matters contained in the Final Proposal and had an informal meeting with Ms. Everson (with a representative of Centerview attending) to discuss potential future collaboration if a transaction were to proceed.
On May 10, 2024, the Special Committee held a meeting, attended by representatives of RLF and Centerview. During the meeting, the Special Committee members and the Special Committee’s advisors discussed the Final Proposal

(including the post-closing governance terms), which Permira had stated was its best and final offer, and Permira’s proposed revisions to the Merger Agreement and various other transaction documents. Representatives of Centerview provided an overview of the negotiations with Permira to date, noting that Permira had increased its offer price three times from $40.50 per share price in the February Proposal to its current offer price of $44.00 per share. Representatives of Centerview advised the Special Committee that assuming no material changes were made to the Final Proposal, if requested by the Special Committee, Centerview would be able to render a fairness opinion based on the $44.00 Per Share Price. The Centerview representatives also advised the Special Committee that they believed Permira was unlikely to increase its price any further. Representatives of RLF advised the Special Committee members on their fiduciary duties in considering the Final Proposal and provided an overview of the terms of the Merger Agreement. Representatives of RLF noted that the go-shop provision had been deleted by Permira in its markup of the Merger Agreement. Representatives of RLF advised the Committee regarding the go-shop provision, noting that the Special Committee had run a robust solicitation process and that a go-shop provision was not needed if the Special Committee was satisfied that it had received the best price reasonably available. Representatives of RLF advised the Special Committee that even if the Merger Agreement did not contain a go-shop provision, third parties would still have an opportunity to submit alternative offers during a passive post-signing window-shop period. To this end, representatives of RLF noted that instead of a go-shop, the Special Committee could seek a relatively low termination fee so that there would be a low barrier to entry if any third party wanted to make an unsolicited offer. The Special Committee members and their advisors discussed Permira’s deletion of the go-shop provision, as well as the proposed termination fees, and considered potential responses to those points and other open points in the Merger Agreement. After further discussion, the Special Committee determined that the offer price of $44.00 per share was the best price reasonably available to Squarespace and the Unaffiliated Company Stockholders and determined to move forward towards recommending the proposed transaction with Permira to the Squarespace Board subject to negotiation and review of the final Merger Agreement and other transaction documents. In accordance with this determination, the Special Committee directed Centerview to communicate to Permira that Permira’s offer of $44.00 per share was agreeable to the Special Committee but that the terms of the Merger Agreement and other transaction documents needed to be finalized before the Special Committee would be willing to move forward with Permira’s offer. The Special Committee also directed Centerview to inform Permira that it could engage in more detailed discussions about the post-closing governance issues with Mr. Casalena, General Atlantic and Accel regarding the potential transaction.
On May 10, 2024, Centerview called Permira to formally accept on behalf of the Special Committee the offer of $44.00 and relay the other aspects of the Special Committee’s directions.
Following the submission of the Final Proposal, and as authorized by the Special Committee, Mr. Casalena and representatives of Permira, General Atlantic and Accel engaged in various conversations and negotiations regarding the potential transaction, including related to financing the transaction (including the portion that would be financed with existing stockholder equity investment in the transaction) and details of certain go-forward governance rights.
From May 10, 2024 until May 12, 2024, the advisors to the Special Committee and Squarespace engaged in numerous discussions and negotiations with Permira and its advisors to negotiate and finalize the terms of the Merger Agreement and the other transaction documents. On May 10, 2024, representatives of RLF, Skadden and Latham met to discuss the terms of the revised Merger Agreement that Permira had submitted along with the Final Proposal. Among other things, the parties discussed Permira’s deletion of the go-shop provision and the amount of the termination fees payable by Squarespace and Permira under certain circumstances in Permira’s revised draft of the Merger Agreement, which had been increased, in the case of the termination fee payable by Squarespace, from 3% to 3.5% and decreased, in the case of the termination fee payable by Permira, from 6.5% to 5.5% (based on equity value related only to the Unaffiliated Company Stockholders). Later in the evening of May 10, 2024, representatives of Skadden provided a revised draft of the Merger Agreement, which incorporated feedback from RLF, to Latham which, among other things, accepted Permira’s deletion of the go-shop provision and decreased the 5.5% termination fee payable by Permira and decreased the termination fee payable by Squarespace to 3% from 3.5%.
On May 11, 2024, representatives of RLF, Skadden and Latham met to discuss the terms of the revised draft of the Merger Agreement that Skadden had circulated the prior evening. Among other things, the Latham representatives discussed that in the next draft of the Merger Agreement Permira would be proposing to reduce the termination fee payable by Permira to be based on overall equity value (as opposed to equity value related only to the Unaffiliated Company Stockholders), and that as a result the termination fee payable by Permira would be reduced from 5.5% of equity value (in RLF and Skadden’s May 10 draft) to 3.5% of equity value. Later in the afternoon of May 11, 2024, representatives of Latham provided a revised draft of the Merger Agreement to Skadden which, among other things, decreased the termination fee payable by Permira from 5.5% to 3.5%.
On May 12, 2024, the Special Committee held two meetings. The first meeting was attended by representatives of RLF and Centerview. At the meeting, representatives of RLF provided an update on the status of the Merger Agreement and the other transaction documents and summarized the negotiations that had occurred between the parties with respect to the key changes to the terms of the Merger Agreement, including the elimination of the go-shop and amount of the termination fees, since the May 10 meeting of the Special Committee. After discussion, the Special Committee determined that the proposed terms of the Merger Agreement were acceptable and directed RLF to work with Skadden and Permira’s advisors to finalize the terms of the Merger Agreement. A representative of RLF advised the Special Committee regarding the Special Committee members’ fiduciary duties in connection with considering the transaction, as well as the standards of review applicable to the Special Committee’s actions and decisions in connection with the transaction. Representatives of RLF then reviewed the Special Committee’s process to date and certain additional factors for the Special Committee to consider in connection with the proposed transaction. The Special Committee members discussed and reviewed the updated relationship disclosures provided by Centerview to the Special Committee prior to the meeting, which are disclosed below in the section captioned “Special Factors—Opinion of the Financial Advisor to the Special Committee.” A representative of RLF described the nature and amount of work RLF had performed in the last five years for certain Permira Filing Parties (for which RLF received fees in the aggregate less than $250,000), General Atlantic (for which RLF received fees in the aggregate less than $850,000) and Accel (for which RLF received fees in the aggregate less than $250,000), noting that none of the fees received for this work were viewed as being material to RLF from a financial perspective, and confirmed that RLF had not done any work for Squarespace or Mr. Casalena in the last five years. Representatives of Centerview noted that they would be prepared to present Centerview’s financial analysis and render Centerview’s fairness opinion, if requested by the Special Committee, at the Special Committee’s scheduled afternoon meeting later that day.
The Special Committee’s second meeting on May 12, 2024, was attended by representatives of RLF and Centerview. At the meeting, a representative of RLF reported that the Merger Agreement had been finalized, but that the interim investors agreement between Permira, Mr. Casalena, General Atlantic and Accel (the “Interim Investors Agreement”) to which Squarespace would not be a party was continuing to be negotiated and finalized. The representatives of Centerview summarized the strategic review process to date, noting Centerview had solicited interest from eight financial sponsors (including Permira), seven of such sponsors had executed NDAs, five of such sponsors had held meetings with Squarespace’s management team, and only Permira had submitted a bid. A representative of Centerview also reviewed the key terms of the Final Proposal, including the price of $44.00 per share and the financing sources and uses for the proposed transaction, the premiums, valuation multiples and enterprise values implied by Permira’s final offer and prior offers, and Squarespace management’s long-range plan and financial projections for 2024 through 2029, as previously approved by the Special Committee. A representative of Centerview also advised the Special Committee that based on Centerview’s valuation analysis, Centerview was prepared to provide its fairness opinion at the Special Committee’s request. Next, a representative of RLF provided a summary of the key terms of the Merger Agreement and the other transaction documents, including the treatment of equity awards, the closing conditions (including the requirement that the Merger Agreement be approved by a majority of the Unaffiliated Company Stockholders as well as by separate class votes by the holders of the Class A Common Stock and Class B Common Stock), the level of efforts required by the parties to obtain regulatory approval, the covenants of the parties (including the no solicitation provision applicable to Squarespace), the termination fees payable by the parties under certain circumstances, the support agreements to be entered into by Mr. Casalena, Accel and General Atlantic and other key terms. Following this discussion, a representative of RLF reviewed with the Special Committee proposed resolutions related to the transaction. Following additional discussion, the meeting was adjourned to give the parties additional time to finalize all of the transaction documents. The meeting was reconvened later that evening after the Special Committee members and their advisors had received final versions of each of the transaction documents (specifically, the Merger Agreement, disclosure letters to the Merger Agreement, Fee Funding Agreement, Commitment Letters, customarily redacted fee letters to the Debt Commitment Letter and Support Agreements, in each case including all exhibits, annexes and schedules thereto) and the Special Committee members and their advisors discussed the final terms of the transaction documents, including the revisions that had been made with respect to post-closing governance rights, which included, (i) revisions to the protective provisions of Mr. Casalena and the other investors and additional detail regarding the financial metrics to be achieved, (ii) revisions to the board composition of the post-closing entity, and (iii) further detail regarding other miscellaneous provisions related to the governance of the post-closing entity, including transfer restrictions, co-sale rights, registration rights, preemptive rights, information rights and tax matters (in the case of each of Accel and General Atlantic, consistent with rights typically provided to minority investors). After this discussion, and after the representatives of Centerview reviewed with the Special Committee Centerview’s financial analysis of the Per Share Price, upon request by the Special Committee, a representative of Centerview rendered to the Special Committee an oral opinion, which was subsequently confirmed by delivery of a written opinion, dated May 12, 2024, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations, upon the review undertaken in preparing its opinion, the Per Share Price to be paid to the Unaffiliated Company Stockholders (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. For a more detailed discussion of Centerview’s opinion, please see the section entitled “Special Factors—Opinion of Financial Advisor to the Special Committee”. After further discussion, the Special Committee unanimously approved and adopted resolutions (i) declaring the Merger Agreement, the related transaction documents and the transactions contemplated thereby advisable, fair to, and in the best interests of Squarespace and its stockholders, including the Unaffiliated Company Stockholders, (ii) approving of the Merger Agreement, transaction documents and the transactions contemplated thereby for purposes of Section 203 of the DGCL and (iii) recommending that the Squarespace Board approve, adopt and declare advisable and in the best interests of Squarespace and its stockholders, including the Unaffiliated Company Stockholders, the Merger Agreement, the transaction documents and the transactions contemplated thereby and recommend and submit the same to Squarespace’s stockholders for adoption. The materials that were presented by representatives of Centerview at this meeting are filed as Exhibit 16(c)(ii) to the Schedule 13E-3 of which this proxy statement forms a part.
Later on May 12, 2024, following the conclusion of the reconvened meeting of the Special Committee, the Squarespace Board held a meeting attended by members of Squarespace management and representatives of Skadden, JPM, RLF and Centerview. During the meeting, Mr. Fleisher provided the Squarespace Board with an overview of the Special Committee’s process to date, summarizing the outreach process conducted by Centerview and the history of negotiations with Permira that ultimately resulted in the Final Proposal. Representatives of Centerview provided the Squarespace Board with an overview of Centerview’s financial analysis that was presented to the Special Committee and advised the Squarespace Board that Centerview had rendered a fairness opinion to the Special Committee. Representatives of Skadden provided a detailed summary of the Merger Agreement and the other transaction documents (specifically, the disclosure letters to the Merger Agreement, Fee Funding Agreement, Commitment Letters, customarily redacted fee letters to the Debt Commitment Letter and Support Agreements, in each case including all exhibits, annexes and schedules thereto), final versions of which were provided to the Squarespace Board prior to the meeting. After further discussion, the Squarespace Board adopted resolutions approving the Merger Agreement and recommending the Merger Agreement to the stockholders. The Squarespace Board also adopted resolutions approving certain other transactions in connection with the merger, including the support agreements to be entered into by Mr. Casalena, Accel and General Atlantic, the fee funding agreement between certain Permira-affiliated entities, Parent and Squarespace, and certain treatment of equity awards. The Squarespace Board further authorized the execution and filing of certain exhibits to the Merger Agreement, securities laws filings and regulatory filings, each as prescribed by applicable laws. The materials that were presented by representatives of Centerview at this meeting are filed as Exhibit 16(c)(viii) to the Schedule 13E-3 of which this proxy statement forms a part.
On May 13, 2024, the parties executed the Merger Agreement and the other transaction documents before market open and publicly announced the entry into the Merger Agreement.
On June 14, 2024, the Special Committee held a meeting attended by representatives of RLF and Centerview. During the meeting, the Special Committee reviewed and approved this proxy statement.
As of the date of this proxy statement, the Special Committee has not been disbanded.
Reasons for the Merger; Recommendation of the Special Committee and the Squarespace Board
Recommendation of the Special Committee
For purposes of this Proxy Statement, each of “Acquisition Proposal,” “Superior Proposal” and “Acceptable Confidentiality Agreement” is defined in the section of this proxy statement captioned “The Merger Agreement—Solicitation of Other Offers.”

In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, the Special Committee consulted with its independent financial advisor, Centerview, and its independent legal advisor, RLF, and, where appropriate, with members of Squarespace management. At the conclusion of its review, the Special Committee unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of Squarespace and its Unaffiliated Company Stockholders; and (2) recommended that the Squarespace Board approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and submit to Squarespace’s stockholders, and recommend the adoption of, the Merger Agreement. In addition, the Special Committee believes that the Merger is substantively and procedurally fair to Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. The Special Committee did not assess whether the “rollover” provisions of the Support Agreements with the Rollover Stockholders are advisable, fair to and in the best interests of the Rollover Stockholders.
In the course of reaching its determination and making its recommendations, the Special Committee considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance and each of which the Special Committee viewed as being generally supportive of its determination and recommendations to the Squarespace Board:
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Solicitation Process Prior to Merger Agreement. The Special Committee’s process for soliciting and responding to offers from potential bidders in an effort to obtain the best value reasonably available to the Unaffiliated Company Stockholders, including the fact that eight parties (including Permira) were contacted in such process to solicit interest in a potential transaction with Squarespace, seven of which entered into non-disclosure agreements with Squarespace and were provided with an opportunity to conduct due diligence, including reviewing the estimated projections of Squarespace’s financial performance. In addition, management diligence sessions were conducted with five parties (including Permira), during which members of Squarespace management reviewed estimated projections, Squarespace’s long-range plan and other diligence information regarding Squarespace (as described in the section of this proxy statement captioned “—Background of the Merger”). The Special Committee also considered conducting outreach to strategic acquirers, but ultimately determined not to do so because it determined that it was unlikely that a strategic buyer would be willing to engage in a transaction with Squarespace given that such parties had never before contacted Squarespace about a potential transaction, coupled with Mr. Casalena’s desire to maintain a significant equity stake in and control of the day-to-day management of Squarespace following a potential transaction. The Special Committee also considered the fact that, by the initial bid deadline of April 26, 2024, the Special Committee had only received a proposal from one bidder (Permira) and each of the other financial sponsors had withdrawn from the process (as described in the section of this proxy statement captioned “—Background of the Merger”).

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Potential Strategic Alternatives. The assessment of the Special Committee that none of the possible alternatives to the Merger (including continuing to operate Squarespace as a stand-alone public company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to the Unaffiliated Company Stockholders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for Squarespace to create greater value for the unaffiliated security holders, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks. The Special Committee also considered the fact that, on May 9, 2024, Permira indicated that its offer was its best and final offer and that the Special Committee had not received a proposal from any party other than Permira. In consultation with Centerview and RLF, the Special Committee assessed the potential benefits of re-soliciting the parties previously involved in the process or soliciting additional parties, to determine interest in a potential acquisition of Squarespace and determined that the benefits of doing so were outweighed by the risks, including the risk that further outreach could cause Permira to lower its proposed price or change the other terms of its proposal, rescind its proposal or dampen its interest in acquiring Squarespace, the potential for media leaks and the consequences thereof on Squarespace and its business, suppliers, customers and employees and any sales process and the low probability that a superior proposal would emerge from soliciting other potential acquirors. The Special Committee also considered the fact that the Merger Agreement permits Squarespace to enter into discussions or negotiations with any person that makes an unsolicited acquisition proposal and/or furnish to any such person non-public information relating to Squarespace pursuant to an Acceptable Confidentiality Agreement if the Special Committee determines in good faith (after consultation with its financial advisor and legal counsel) that (i) such proposal constitutes, or is reasonably expected to lead to, a Superior Proposal and (ii) failure to take such actions would be inconsistent with its fiduciary duties, subject to certain restrictions and procedures imposed by the Merger Agreement (as described in the section of this proxy statement captioned “The Merger Agreement—Solicitation of Other Offers”).
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Certainty of Value. The consideration to be received by the unaffiliated security holders in the Merger consists entirely of cash, which provides the unaffiliated security holders certainty of value and immediate liquidity at an attractive price measured against the ongoing business and financial execution risks of Squarespace’s business plan and its continued operations as a stand-alone public company and allows the unaffiliated security holders to realize that value immediately upon the consummation of the Merger, while eliminating long-term business and execution risk. In that regard, the Special Committee noted that the amount of cash to be received for each outstanding share of Squarespace Common Stock is fixed and will not be reduced if the share price of Squarespace stock declines prior to the Effective Time.

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Best Value Reasonably Obtainable. The belief of the Special Committee that the Per Share Price represented Permira’s best and final offer and the best value that Squarespace could reasonably obtain for the shares of Squarespace Common Stock from Permira, taking into account (1) Permira’s statements and reputation as a financial sponsor; (2) the Special Committee’s assessment, which included consultation with its financial advisor, Centerview, that other parties did not have sufficient interest in, or capability to, acquire Squarespace at a higher price, including based on the regulatory, financing and other execution risks applicable to each party; and (3) the Special Committee’s familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of Squarespace on a historical and prospective basis and its assessment of associated risks, including execution risks with respect to Squarespace’s business plan. The Special Committee believed that, after negotiations at the direction of the Special Committee and with the assistance of experienced independent legal and financial advisors, the Special Committee obtained the best terms and highest price that Permira or any other financial sponsor whom the Special Committee had solicited interest from was willing to pay for a transaction with Squarespace, pursuant to a thorough process and that further negotiations were not likely to result in a higher price than the Per Share Price. In addition, the Special Committee believed that, measured against the longer-term execution risks for Squarespace’s business plan described above, the Per Share Price reflects a fair and favorable price for the shares of Squarespace Common Stock. The Special Committee also considered that the Per Share Price constitutes a significant premium, including (1) a premium of approximately 39% to the closing price of the Squarespace Common Stock on February 13, 2024 of $31.61 per share, the date on which Permira submitted its initial indication of interest; (2) a premium of approximately 15% over Squarespace’s closing stock price of $38.19 on May 10, 2024 (the last trading day prior to public announcement of the Merger Agreement); (3) a premium of approximately 29% to Squarespace’s 90-day volume weighted average trading price on May 10, 2024; (4) a premium of approximately 61% to Squarespace’s 52-week volume weighted average closing price on May 10, 2024; and (5) a premium of approximately 62% to Squarespace’s two year volume weighted average closing price on May 10, 2024. The Special Committee also considered that there may be limited alternatives to provide a premium or liquidity to the Unaffiliated Company Stockholders given that Mr. Casalena controls a majority in voting power of Squarespace’s stock and expressed a strong desire to retain a substantial stake in Squarespace and have significant governance rights and control of the day-to-day management of Squarespace following any transaction.

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Loss of Opportunity. The possibility that, if the Special Committee declined to recommend that the Squarespace Board approve the Merger Agreement, there may not be another opportunity for the Unaffiliated Company Stockholders to receive a comparably priced offer with a comparable level of closing certainty. The Special Committee also considered Permira’s position that the May 9, 2024, offer was its best and final offer (as described in the section of this proxy statement captioned “—Background of the Merger”), and that Permira had been the most engaged potential bidder throughout the Special Committee’s process and the only potential bidder that submitted an offer. From January 2022 through May 10, 2024 (the last trading day prior to public announcement of the Merger Agreement), Squarespace’s closing stock price had never exceeded $38.19 and had always maintained a range of $18.85 to $38.19.

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Financial Condition, Results of Operations and Prospects of Squarespace; Risks of Execution. The Special Committee considered the current, historical and projected financial condition, results of operations and business of Squarespace, as well as Squarespace’s prospects and risks if it were to remain a stand-alone public company. The Special Committee considered Squarespace’s then-current business plan, including management’s then-current estimated projections of Squarespace’s financial prospects, as reflected in the Unaudited Prospective Financial Information (as defined in the section of this proxy statement captioned “—Unaudited Prospective Financial Information—Projections”). The Special Committee also considered Squarespace’s then-current business plan and the potential opportunities and risks to achieving the business plan, including, among other things: (1) the nature of the website design and management platform business, and the business of providing websites, domains and emails, on both historical and prospective bases; and (2) Squarespace’s relationship with its customers and vendors. The Special Committee considered the assumptions underlying the business plan, as well as the estimated projections of Squarespace’s financial prospects, all as reflected in the Unaudited Prospective Financial Information.
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Opinion of Centerview. The opinion of Centerview rendered to the Special Committee, which was subsequently confirmed by delivery of a written opinion dated May 12, 2024, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the Unaffiliated Company Stockholders (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (as more fully described below in the section entitled “The Special Factors —Opinion of the Financial Advisor to the Special Committee” beginning on page 48) (the Special Committee considered the Unaffiliated Company Stockholders (other than as specified in such opinion) to be situated substantially similarly to the “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act).

•	Negotiations with Permira and Terms of the Merger Agreement. The terms and conditions of the Merger Agreement, which was the product of arm’s-length negotiations, including:
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That the Merger is conditioned upon obtaining (1) the affirmative vote of the holders of a majority in voting power of the outstanding shares of Squarespace Common Stock held by the Unaffiliated Company Stockholders, (2) the affirmative vote of the holders of a majority in voting power of the outstanding Squarespace Common Stock, and (3) the affirmative vote of a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock, each voting as a separate class. These votes are both in addition to the votes otherwise required under Delaware law to approve a merger and ensure that, if the Merger is ultimately consummated, it will have been supported by the Unaffiliated Company Stockholders and a substantial majority of Squarespace’s stockholders.

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Squarespace’s ability, under certain circumstances, to enter into discussions with, furnish information to, and conduct negotiations with, third parties submitting unsolicited alternative Acquisition Proposals if the Special Committee determines in good faith (after consultation with its financial advisor and legal counsel) that the proposal(s) constitutes, or is reasonably expected to lead to, a Superior Proposal.

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The Special Committee’s belief that if any other parties exist that are motivated and interested in acquiring Squarespace and are willing and able to make a superior proposal, the terms of the Merger Agreement would be unlikely to deter such third parties from making such a Superior Proposal.

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The ability of the Squarespace Board, acting upon the recommendation of the Special Committee, and the Special Committee’s ability, in each case under certain circumstances, to change, withdraw or modify the recommendation that Squarespace’s stockholders (including the Unaffiliated Company Stockholders) vote in favor of the adoption of the Merger Agreement.

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The Squarespace Board’s ability, acting upon the recommendation of the Special Committee, under certain circumstances, to terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal. In that regard, the Special Committee believed that the termination fee payable by Squarespace in such instance in accordance with the terms of the Merger Agreement was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other potential offers.

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The remedies available to Squarespace under the Merger Agreement in the event the Merger is not consummated, including monetary damages and the ability of Squarespace to seek specific performance of Permira’s obligations under the Merger Agreement, as well as the fact that Squarespace’s right to seek specific performance is not conditioned on the availability of any financing.

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The terms of (1) the Debt Commitment Letter, which commits the debt sources to lend a portion of the amounts needed by Parent to fund the transaction, and (2) the Equity Commitment Letter, which commits the Equity Investors to invest the balance of the amounts needed by Parent to fund the transaction (including Squarespace’s third-party beneficiary rights to enforce the Equity Investors’ equity commitments under the Equity Commitment Letter in accordance with their terms and the terms of the Merger Agreement).

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The terms of the Merger Agreement provide Squarespace with sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement.

•	Reasonable Likelihood of Consummation. The belief of the Special Committee that an acquisition by Permira has a reasonable likelihood of closing, based on, among other matters:
○	the limited conditions to Permira’s obligation to consummate the Merger as provided by the Merger Agreement, including the absence of a financing condition;
○	no anticipated substantive issues expected in connection with the required regulatory approvals and the meaningful obligation of Permira to obtain such regulatory approval;
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the fact that the Rollover Stockholders (who collectively hold over 90% of the voting power of Squarespace’s outstanding stock) have duly executed and entered into support agreements, pursuant to which they agreed to, among other things, vote in favor of the adoption of the Merger Agreement subject to the terms and conditions set forth therein;

○	the fact that Permira had increased its offer price three times since making its original indication of interest;
○	Squarespace’s ability to specifically enforce Permira’s obligations under the Merger Agreement in accordance with its terms; and
○	Permira’s business reputation and financial resources, which provided the Special Committee comfort that Permira would be able to consummate the transaction.
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Appraisal Rights. Squarespace’s stockholders have the right to exercise their statutory appraisal rights under Section 262 of the DGCL and receive payment of the fair value of their shares of the Squarespace Common Stock in lieu of the Per Share Price, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL, unless and until any such Squarespace stockholder fails to perfect or effectively withdraws or loses such holder’s rights to appraisal and payment under the DGCL.

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Current and Historical Market Prices. The current and historical market prices of Squarespace Common Stock, including as set forth in the table under “Important Information Regarding Squarespace—Market Price of Squarespace’s Common Stock” and “Special Factors—Opinion of the Financial Advisor to the Special Committee,” taking into account the trading price of Squarespace’s stock relative to those of other industry participants and general market indices and current industry, regulatory, economic and market conditions, trends and cycles.

The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger and to permit the Special Committee to represent effectively the interests of the Unaffiliated Company Stockholders. In light of such procedural safeguards, the Special Committee did not consider it necessary to retain an unaffiliated representative to act solely on behalf of the Unaffiliated Company Stockholders for purposes of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness of the Merger Agreement and the Merger. The Special Committee believes these factors support its determinations and recommendations and provide assurance of the procedural fairness of the Merger to Squarespace’s unaffiliated stockholders:

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Independence. The Special Committee is comprised of directors who are independent (for purposes of serving on the Special Committee), disinterested and not affiliated with, and are independent of, Permira or any of the potential participants in a potential acquisition of Squarespace (including Mr. Casalena, General Atlantic and Accel) and who are otherwise disinterested and independent with respect to a potential acquisition of Squarespace, other than as discussed in the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger”;

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Negotiating Authority and Procedural Safeguards. The fact that the Special Committee adopted “Rules of the Road” at the outset of the Special Committee’s strategic review process that set forth certain process rules applicable to the Squarespace Board, the Special Committee, senior management and their advisors and were intentionally structured to ensure that the Special Committee and its advisors would lead the strategic review process. In accordance with the Rules of the Road, (1) the Special Committee and its advisors led the strategic review process, (2) members of management, Squarespace and its advisors regularly consulted with the Special Committee, Michael Fleisher, as Special Committee Chair, and the Special Committee’s advisors to receive direction therefrom with respect to the strategic review process, and (3) members of management followed the Special Committee’s directives with respect to discussions, presentations, negotiations and communications with potential bidders.

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Prior Special Committee Recommendation Required. The Squarespace Board was not permitted to approve any potential acquisition of Squarespace (including a potential acquisition of Squarespace that also included a transaction or series of transactions in which one or more significant stockholders of Squarespace had an interest that was in addition to, and/or different from, the interests of Squarespace’s stockholders as a whole) or recommend for approval any such transactions by Squarespace’s stockholders without a prior favorable recommendation of the transaction by the Special Committee.

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Active Involvement and Oversight. The twenty meetings held by the Special Committee over a three-month period (with its legal and financial advisors present) to discuss and evaluate, among other things, the process for exploring a potential strategic transaction and the proposals from Permira, and the Special Committee’s active oversight of the negotiation process. The Special Committee was actively engaged in this process on a regular basis and was provided with full access to Squarespace management and its advisors in connection with the evaluation process.

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Independent Advice. The Special Committee selected and engaged its own independent legal advisor (RLF) and financial advisor (Centerview) and received the advice of such advisors throughout its review, evaluation and negotiation of a potential acquisition of Squarespace.

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Full Knowledge. The Special Committee made its evaluation of a potential acquisition of Squarespace by Permira based upon the factors discussed in this proxy statement and with the full knowledge of the interests of the Rollover Stockholders in the transaction.

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No Obligation to Recommend. The recognition by the Special Committee that it had no obligation to recommend to the Squarespace Board the approval of the Merger or any other transaction and had the authority to reject any proposals made.

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Unaffiliated Company Stockholder Approval. The Merger Agreement is subject to a condition requiring approval by the holders of a majority in voting power of the Unaffiliated Company Stockholders. In addition, because Casalena, General Atlantic and Accel are rolling over or reinvesting portions of their equity in the Merger, and will therefore be treated differently vis-à-vis other Squarespace stockholders in the Merger, the Merger Agreement is also conditioned upon approval by (1) the holders of a majority of the outstanding shares of Class A Common Stock and (2) the holders of a majority of the outstanding shares of Class B Common Stock, each voting as a separate class.

In the course of reaching its determinations and making its recommendations, the Special Committee also considered the following non-exhaustive list of countervailing factors and risks concerning the Merger Agreement and the Merger, which are not presented in any relative order of importance:
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No Stockholder Participation in Future Growth or Earnings. The nature of the Merger as a cash transaction means that the Unaffiliated Company Stockholders will not participate in Squarespace’s future earnings or growth and will not benefit from any appreciation in value of Squarespace. The Special Committee considered the other potential alternative strategies available to Squarespace as a stand-alone public company, which, despite significant uncertainty, had the potential to result in a more successful and valuable company.

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No-Shop Restrictions. The restrictions in the Merger Agreement on Squarespace’s ability to solicit competing transactions (subject to certain exceptions to allow the Squarespace Board, acting upon the recommendation of the Special Committee, or the Special Committee, to exercise their respective fiduciary duties to negotiate with parties who submit an unsolicited Acquisition Proposal and, in the case of the Squarespace Board, acting upon the recommendation of the Special Committee, to accept a Superior Proposal, and then only upon the payment of a termination fee by Squarespace to Permira). The Special Committee was also aware that the interests of Casalena, General Atlantic and Accel in the Merger would likely be considered by third parties in evaluating whether to make Superior Proposals.

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Risk Associated with Failure to Consummate the Merger. The possibility that the Merger might not be consummated, and if it is not consummated, that: (1) Squarespace’s directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of Squarespace during the pendency of the Merger; (2) Squarespace will have incurred significant transaction and other costs; (3) Squarespace’s continuing business relationships with customers, business partners and employees may be adversely affected, which could include the loss of key personnel; (4) the trading price of Squarespace’s stock could be adversely affected; (5) the contractual and legal remedies available to Squarespace in the event of the breach or termination of the Merger Agreement may be insufficient, costly to pursue, or both; and (6) the failure of the Merger to be consummated could result in an adverse perception among our customers, potential customers, employees and investors about Squarespace and its prospects.

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Regulatory Risks. The possibility that regulatory agencies may delay, object to, challenge or seek to enjoin the Merger, or may seek to impose terms and conditions on their approvals that are not acceptable to Permira, notwithstanding its obligations under the Merger Agreement.

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Impact of Interim Restrictions on Squarespace’s Business Pending the Completion of the Merger. The restrictions on the conduct of Squarespace’s business prior to the consummation of the Merger, including covenants that Squarespace use its reasonable best efforts to operate in the ordinary course of business and refrain from taking certain actions without Permira’s consent, which may delay or prevent us from undertaking strategic initiatives before the completion of the Merger that, absent the Merger Agreement, we might have pursued, or from taking certain actions aimed at incentivizing and retaining our employees.

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Effects of the Merger Announcement. The possible effects of the public announcement of the Merger, including the: (1) effects on our employees, customers, operating results and stock price; (2) impact on our ability to attract and retain key management, sales and marketing, and technical personnel; and (3) potential for litigation in connection with the Merger.

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Termination Fee Payable by Squarespace. The requirement that Squarespace pay Permira a termination fee of approximately $199,000,000 (representing approximately 3.0% of the equity value implied by the Merger) under certain circumstances following termination of the Merger Agreement, including if Squarespace terminates the Merger Agreement to accept a Superior Proposal or if Permira terminates the Merger Agreement because the Special Committee changes its recommendation (as further described in this proxy statement under the section captioned “The Merger Agreement—Termination Fees and Remedies”). The Special Committee considered the potentially discouraging impact that this termination fee could have on a third party’s interest in making an unsolicited competing Acquisition Proposal to acquire Squarespace.

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Cap on Permira Liability. That the Merger Agreement provides that the maximum aggregate liability of Permira for breaches under the Merger Agreement will not exceed, in the aggregate for all such breaches, an amount equal to the sum of the Parent Termination Fee, reimbursement of expenses in connection with Legal Proceedings (as defined in the Merger Agreement) to enforce payment of the Parent Termination Fee and interest, up to a cap of $20 million, and reimbursement of expenses and payment of indemnities in connection with Debt Financing.
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Taxable Consideration. The receipt of cash in exchange for shares of Squarespace stock in the Merger will be a taxable transaction for U.S. federal income tax purposes for many of the unaffiliated security holders.

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Interests of Squarespace’s Directors and Executive Officers. The interests that Squarespace’s directors and executive officers may have in the Merger, which may be different from, or in addition to, those of the other unaffiliated security holders, as further described in this proxy statement under the section captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger.”

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Interests of Certain Significant Stockholders in the Merger. Casalena, the General Atlantic Rollover Stockholder and Accel will participate in the transaction through an equity rollover or reinvestment of a portion of their equity interests in Squarespace. As a result, Casalena, the General Atlantic Rollover Stockholder and Accel will be able to participate in the future growth or earnings of the post-closing company with respect to that portion of their equity that they are rolling over or reinvesting in the post-closing entity.

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Voting Obligations of Certain Significant Stockholders. Casalena, the General Atlantic Rollover Stockholder and Accel are party to certain support agreements with Squarespace and Permira, pursuant to which they agreed to, among other things, vote in favor of the adoption of the Merger Agreement subject to the terms and conditions set forth therein, and that those obligations do not automatically terminate in the event that the Special Committee, or the Squarespace Board, acting upon the recommendation of the Special Committee, modifies, changes or withdraws Squarespace’s recommendation with respect to the transaction.

•	Transaction Costs. Squarespace has incurred and will incur substantial costs in connection with the transactions contemplated by the Merger Agreement, even if such transactions are not consummated.
The Special Committee concluded that the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the Merger were outweighed by the potential benefits of the Merger Agreement and the Merger.
Recommendation of the Squarespace Board
After considering the unanimous recommendation of the Special Committee and on the basis of the other factors described above, the Squarespace Board unanimously (1) determined that the Merger Agreement is in the best interests of Squarespace and its stockholders; (2) declared the Merger Agreement and the consummation of the Merger and the transactions contemplated thereby advisable; (3) approved the execution and delivery of the Merger Agreement by Squarespace, the performance by Squarespace of its covenants and other obligations in the Merger, and the consummation of the Merger Agreement upon the terms and conditions set forth therein; (4) resolved to submit the Merger Agreement to Squarespace’s stockholders for adoption; and (5) recommended that Squarespace’s stockholders vote in favor of the adoption of the Merger Agreement and the approval of the Merger in accordance with the DGCL.
In addition, the Squarespace Board, on behalf of Squarespace, believes, based on the factors described below, that the Merger is substantively and procedurally fair to the “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act. The Squarespace Board did not assess whether the “rollover” provisions of the Support Agreements with the Rollover Stockholders are advisable, fair to and in the best interests of the Rollover Stockholders.
In the course of reaching its determination and making its recommendations, the Squarespace Board considered the following non-exhaustive list of material factors and countervailing factors, which are not presented in any relative order of importance:
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Determinations of the Special Committee. The Special Committee’s analysis (as to both substantive and procedural aspects of the Merger), conclusions and unanimous determination, which the Board adopted as its own, that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of Squarespace and its unaffiliated stockholders. The Squarespace Board also considered the Special Committee’s unanimous recommendation that the Squarespace Board approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

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Procedural Protections. The procedural fairness of the Merger, including that (1) it was negotiated by the Special Committee consisting solely of independent (for purposes of serving on the Special Committee) and disinterested directors who are not affiliated with, and are independent of, any of the potential counterparties to a potential acquisition of Squarespace (including the Rollover Stockholders) and were otherwise disinterested and independent with respect to a potential acquisition of Squarespace (including a potential acquisition of Squarespace that includes a transaction or series of transactions in which one or more significant stockholders of Squarespace have an interest that is in addition to, and/or different from, the interests of Squarespace’s stockholders as a whole), other than as discussed in this proxy statement in the section captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger”; and (2) the Special Committee had the authority to select and engage, and was advised by, its own independent legal and financial advisors;

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Unaffiliated Stockholder Vote. The Merger Agreement is subject to a condition requiring adoption and approval by the holders of a majority in voting power of the Unaffiliated Company Stockholders in addition to approval by the holders of a majority in voting power of the outstanding Squarespace Common Stock. In addition, because Casalena, the General Atlantic Rollover Stockholder and Accel are rolling over or reinvesting portions of their equity in the Merger, and will therefore be treated differently vis-à-vis other Squarespace stockholders in the Merger, the Merger Agreement is also conditioned upon approval by a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock, each voting as a separate class.

•	Other Factors Considered by the Special Committee. The other material factors and countervailing factors considered by the Special Committee and listed above.
The Squarespace Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the Merger were outweighed by the potential benefits of the Merger Agreement and the Merger.
The foregoing discussion of the information and factors considered by the Special Committee and by the Squarespace Board is not intended to be exhaustive and includes only the material factors considered. In light of the variety of factors considered by the Special Committee and by the Squarespace Board and the complexity of these factors, neither the Special Committee nor the Squarespace Board found it practicable to, and did not, quantify or otherwise assign relative weights, ranks or values to the foregoing factors in reaching their respective determinations and recommendations. Moreover, each member of the Special Committee and of the Squarespace Board applied his or her own personal business judgment to the process and may have assigned different relative weights, ranks or values to the different factors, and the recommendations, determinations and approvals, where applicable, by the Special Committee and the Squarespace Board were based upon the totality of the information presented to, and considered by, the Special Committee and the Squarespace Board, respectively.
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above (as applicable), the Squarespace Board and the Special Committee did not consider the liquidation value of Squarespace because (1) they considered Squarespace to be a viable, going concern; (2) they believed that liquidation sales generally result in proceeds substantially less than sales of a going concern; and (3) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of Squarespace. For the foregoing reasons, the Squarespace Board and the Special Committee did not consider liquidation value to be a relevant factor. Further, the Squarespace Board and the Special Committee did not consider Squarespace’s net book value, which is an accounting concept, as a factor because they believed (1) that net book value is not a material indicator of the value of Squarespace as a going concern but rather is indicative of historical costs and (2) net book value does not take into account the prospects of Squarespace, market conditions, trends in the industry in which Squarespace operates or the business risks inherent in the industry. In addition, the Squarespace Board and the Special Committee did not view the purchase prices paid in the transactions described in the section of this proxy statement captioned “Important Information Regarding Squarespace—Transactions in Squarespace Common Stock” (all of which were below the Per Share Price) to be relevant except to the extent that those prices indicated the trading price of the Squarespace Common Stock during the applicable periods. The Squarespace Board and the Special Committee believed at the time of entering into the Merger Agreement that the trading price of the shares of Squarespace Common Stock at any given time represents the best available indicator of Squarespace’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Squarespace Board and the Special Committee considered the value of Squarespace as a going concern by taking into account the value of Squarespace’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters.
Other than as described in this proxy statement, the Squarespace Board has not received any firm offer by any other person during the prior two years for (1) a merger or consolidation of Squarespace with another company; (2) the sale or transfer of all or substantially all of Squarespace’s assets; or (3) a purchase of Squarespace’s securities that would enable such person to exercise control of Squarespace.
Opinion of the Financial Advisor to the Special Committee
On May 12, 2024, Centerview rendered to the Special Committee its oral opinion, subsequently confirmed in a written opinion dated as of May 12, 2024, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the Unaffiliated Company Stockholders (other than with respect to the Excluded Shares, a group of security holders which the Special Committee considered to be situated substantially similarly to the “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act), pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated May 12, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by the full text of Centerview’s written opinion attached as Annex B to this proxy statement. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the transactions contemplated by the Merger Agreement and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the Unaffiliated Company Stockholders (other than with respect to Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the transactions contemplated by the Merger Agreement and does not constitute a recommendation to any stockholder of Squarespace or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the transactions contemplated by the Merger Agreement or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
•	a draft of the Merger Agreement dated May 12, 2024, referred to in this summary of Centerview’s opinion as the “Draft Merger Agreement”;
•	Annual Reports on Form 10-K of Squarespace for the years ended December 31, 2023, December 31, 2022 and December 31, 2021;
•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Squarespace;
•	certain publicly available research analyst reports for Squarespace;
•	certain other communications from Squarespace to its stockholders; and
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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Squarespace, including certain financial forecasts, analyses and projections relating to Squarespace prepared by management of Squarespace and furnished to Centerview by Squarespace for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Forecasts”, as well as business data provided for the purposes of financial due diligence, which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data”.

The Forecasts are described in the section of this proxy statement captioned “Special Factors—Unaudited Prospective Financial Information”.
Centerview also participated in discussions with members of the senior management and representatives of Squarespace regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for Squarespace and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Special Committee’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Special Committee’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Squarespace as to the matters covered thereby and Centerview relied, at the Special Committee’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the Special Committee’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Squarespace, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Squarespace. Centerview assumed, at the Special Committee’s direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at the Special Committee’s direction, that the transactions contemplated by the Merger Agreement will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the transactions contemplated by the Merger Agreement, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of Squarespace, or the ability of Squarespace to pay its obligations when they come due, or as to the impact of the transactions contemplated by the Merger Agreement on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, Squarespace’s underlying business decision to proceed with or effect the transactions contemplated by the Merger Agreement, or the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative business strategies or transactions that might be available to Squarespace or in which Squarespace might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the Unaffiliated Company Stockholders (other than with respect to any Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the transactions contemplated by the Merger Agreement, including, without limitation, the structure or form of the transactions contemplated by the Merger Agreement, including the Merger, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the transactions contemplated by the Merger Agreement, including, without limitation, the fairness of the transactions contemplated by the Merger Agreement or any other term or aspect of the transactions contemplated by the Merger Agreement to, or any consideration to be received in connection therewith by, or the impact of the transactions contemplated by the Merger Agreement on, the holders of any other class of securities, creditors or other constituencies of Squarespace or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Squarespace or any party, or class of such persons in connection with the transactions contemplated by the Merger Agreement, whether relative to the Per Share Price to be paid to the Unaffiliated Company Stockholders pursuant to the Merger Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of Squarespace or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the transactions contemplated by the Merger Agreement or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the transactions contemplated by the Merger Agreement. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Special Committee in connection with Centerview’s written opinion, dated May 12, 2024. The order of the financial analyses described below does not represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of Squarespace. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion.
In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Squarespace or any other parties to the transactions contemplated by the Merger Agreement. None of Squarespace, Parent, Merger Sub or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Squarespace do not purport to be appraisals or reflect the prices at which Squarespace may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 10, 2024 (the last trading day before the public announcement of the transactions contemplated by the Merger Agreement) and is not necessarily indicative of current market conditions.
Selected Public Company Analysis
Centerview reviewed certain financial information of Squarespace and compared it to corresponding financial information of the following selected comparable public companies that Centerview deemed comparable, based on its experience and professional judgment, to Squarespace (the “selected companies”). The selected companies listed below were chosen by Centerview, among other reasons, because they are companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, Centerview considered similar to those of Squarespace. Centerview made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operational characteristics of Squarespace and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other data sources as of May 10, 2024, Centerview calculated for each selected company, such company’s implied enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other dilutive equity instruments) plus non-controlling interests, face value of debt and certain liabilities less cash and cash equivalents, in each case calculated consistently with the determinations made in arriving at Squarespace’s implied enterprise value for purposes of Centerview’s analyses to the extent comparable information was publicly available) (“EV”), as a multiple of estimated next twelve months unlevered free cash flow (“NTM uFCF”) as derived from Wall Street research analyst consensus metrics. Such multiple is referred to in this section, with respect to a selected company, as “EV / NTM uFCF”.
The selected companies and the results of this analysis are summarized as follows:
Selected Company	EV / NTM uFCF Multiple
BigCommerce Holdings, Inc.	29.1x
BILL Holdings, Inc.	17.2x
GoDaddy Inc.	15.4x
Intuit Inc.	31.0x
VeriSign, Inc.	18.1x
Wix.com Ltd.	17.3x
Based on the foregoing analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a range of multiples of EV / NTM uFCF of 17.0x to 20.0x. In selecting this range of multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of Squarespace and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.
Centerview applied the range of multiples of EV / NTM uFCF to Squarespace’s NTM uFCF of $353 million derived from the Forecasts (calculated based on the time-weighted average of estimated unlevered free cash flow for the fiscal years ending 2024 and 2025 of $331 million and $392 million, respectively, as of May 10, 2024), to derive a range of implied enterprise values for Squarespace. Centerview subtracted from each of these ranges Squarespace’s estimate of the face value of Squarespace’s net debt of approximately $265 million as of April 30, 2024 (pro forma for certain share repurchases on May 2, 2024) as set forth in the Internal Data to derive a range of implied equity values for Squarespace. Centerview then divided these implied equity values by the number of fully-diluted outstanding shares of Common Stock of approximately 150.5 million as of May 9, 2024, calculated on a treasury stock basis based on the Internal Data, to derive a range of implied values per share of approximately $38.10 to $45.10, rounded to the nearest $0.05. Centerview compared this range to the Per Share Price of $44.00 per share proposed to be paid to the Unaffiliated Company Stockholders (other than with respect to the Excluded Shares) pursuant to the Merger Agreement.
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of Squarespace based on the Forecasts. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors. For purposes of this analysis, stock-based compensation was treated as a cash expense.
In performing this analysis, Centerview calculated a range of implied enterprise values for Squarespace by discounting to present value as of April 30, 2024 (using discount rates ranging from 12.5% to 14.5%, based upon Centerview’s analysis of Squarespace’s weighted average cost of capital, determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience): (i) the forecasted unlevered free cash flows (after treating stock-based compensation as a cash expense) of Squarespace based on the Forecasts over the period beginning May 1, 2024 and ending on December 31, 2029, as approved by the Special Committee and utilized by Centerview at the direction of the Special Committee (see the section of this proxy statement captioned “Special Factors—Unaudited Prospective Financial Information”) and (ii) a range of implied terminal values of Squarespace at the end of the forecast period shown in the Forecasts, applying a range of terminal multiples to Squarespace’s NTM uFCF as of December 31, 2028 (which reflects projected uFCF for fiscal year 2029), ranging from 15.0x to 18.0x, which range was selected by Centerview using its experience and professional judgment. Centerview then (a) subtracted from this range the face value of Squarespace’s net debt of approximately $265 million as of April 30, 2024 (pro forma for certain share repurchases on May 2, 2024) as set forth in the Internal Data and (b) divided this range of implied equity values by the number of fully diluted outstanding shares of Common Stock of approximately 150.5 million as of May 9, 2024, calculated on a treasury stock basis based on the Internal Data to derive a range of implied values per share of Common Stock of approximately $41.65 to $53.10, rounded to the nearest $0.05. Centerview compared this range to the Per Share Price of $44.00 per share proposed to be paid to the Unaffiliated Company Stockholders (other than with respect to the Excluded Shares) pursuant to the Merger Agreement.
Other Factors
Centerview noted for the Special Committee certain additional factors solely for reference and informational purposes, including, among other things, the following:
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Analyst Price Targets Analysis. Centerview reviewed price targets for the shares of Common Stock in 14 publicly available Wall Street, Bloomberg and Factset research analyst reports as of market close on May 10, 2024 (the last trading day before the public announcement of the Merger), noting that these price targets ranged from a low of $38.00 per share of Common Stock to a high of $50.00 per share of Common Stock.

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Historical Price Trading Analysis. Centerview reviewed historical trading prices of the shares of Common Stock during the 52-week period ended May 10, 2024, which reflected low and high closing stock prices for the shares of Common Stock during such period of $27.41 (on November 1, 2023) and $38.19 (on May 10, 2024) per share of Common Stock.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Special Committee in its evaluation of the transactions contemplated by the Merger Agreement. Consequently, the analyses described above should not be viewed as determinative of the views of the Special Committee or management of Squarespace with respect to the Per Share Price or as to whether the Special Committee would have been willing to determine that a different consideration was fair. The consideration for the transactions contemplated by the Merger Agreement was determined through arm’s-length negotiations between the Special Committee and Parent and was approved by the Special Committee. Centerview provided advice to the Special Committee during these negotiations. Centerview did not, however, recommend any specific amount of consideration to Squarespace or the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the transactions contemplated by the Merger Agreement.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Squarespace, and did not receive any compensation from Squarespace during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Accel Management Co. Inc., (“Accel Management”), affiliates of which are stockholders of Squarespace, and Centerview did not receive any compensation from Accel Management during such period. Centerview’s UK affiliate, Centerview Partners UK LLP, is currently engaged to provide financial advisory services unrelated to Squarespace to a company in which funds affiliated with GA SQRS II, a significant stockholder of Squarespace, hold a minority equity interest and Centerview has received €500,000 in compensation and expects to receive additional compensation of approximately €1.5 million from such company for such services. In 2023, Centerview was engaged to provide financial advisory services to OneOncology, LLC (“OneOncology”), a portfolio company of General Atlantic Service Company, L.P. (“General Atlantic Service Company”), in connection with its sale to certain private investment firms, and Centerview received between $25 million and $35 million in compensation from OneOncology for such services. In 2023, Centerview was engaged to provide financial advisory services to Oak Street Health, Inc. (“Oak Street”) in connection with its sale to CVS Health Corporation, at which time affiliates of General Atlantic Service Company held an approximately 25% interest of Oak Street, and Centerview received approximately $80 million in compensation from Oak Street for such services. In 2022, Centerview was engaged to provide financial advisory services unrelated to Squarespace to a portfolio company of General Atlantic Service Company, and Centerview received less than $500,000 in compensation from such portfolio company for such services. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Parent or Merger Sub, and Centerview did not receive any compensation from Parent during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Permira, the sponsor of Parent, and Centerview did not receive any compensation from Permira during such period. Centerview may provide financial advisory and other services to or with respect to Squarespace, Accel Management, General Atlantic Service Company, GA SQRS II, Permira or Parent or their respective affiliates, including portfolio companies of Accel Management, General Atlantic Service Company, GA SQRS II or Permira in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, Squarespace, Accel Management, General Atlantic Service Company, GA SQRS II, Permira or Parent or any of their respective affiliates including portfolio companies of Accel Management, General Atlantic Service Company, GA SQRS II or Permira or any other party that may be involved in the transactions contemplated by the Merger Agreement. For more information regarding relationships between Centerview and other third parties, see the full text of Centerview’s written opinion attached as Annex B to this proxy statement, which is incorporated by reference in this proxy statement in its entirety.
The Special Committee selected Centerview as its financial advisor in connection with the transactions contemplated by the Merger Agreement based on, among other things, Centerview’s qualifications and expertise in advising on significant strategic transactions and other alternatives, including those involving public companies and companies in the Squarespace’s industry and in engagements where Centerview served as a financial advisor to a special or transaction committee of a board of directors. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to those contemplated by the Merger Agreement.
In connection with Centerview’s services as the financial advisor to the Special Committee, Squarespace has agreed to pay Centerview an estimated aggregate fee of approximately $43 million, $2.5 million of which was payable upon the rendering of Centerview’s opinion and the remainder of which is payable contingent upon consummation of the Merger (the “Transaction Fee”) (which includes a $500,000 retainer, which is creditable against the Transaction Fee). Squarespace has also agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Other Presentations by Centerview
In addition to the presentation made to the Special Committee on May 12, 2024, which will be filed with the SEC as Exhibit 16(c)(ii) to the Schedule 13E-3 and is described above, copies of preliminary illustrative presentations presented or delivered by Centerview to the Special Committee on March 26, 2024, April 9, 2024, April 19, 2024, April 25, 2024, and April 27, 2024, and to the Squarespace Board on May 12, 2024, containing, among other things, preliminary illustrative financial analyses are attached as exhibits to such Schedule 13E-3, each of which is incorporated by reference in this proxy statement in its entirety.
A summary of these preliminary illustrative presentations is provided below.
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The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on March 26, 2024, filed as Exhibit 16(c)(iii) to the Schedule 13E-3, contains, among other information, an overview of potentially viable financial and strategic transaction partners for Squarespace.

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The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on April 9, 2024, filed as Exhibit 16(c)(iv) to the Schedule 13E-3, contains, among other information, (i) an overview of Squarespace’s draft financial projections, (ii) observations and perspectives on Squarespace’s key model assumptions with respect to revenue growth, gross and adjusted earnings before interest, taxes, depreciation and amortization and unlevered free cash flow margins and (iii) an overview of Squarespace’s long range plan projections, key performance indicators, and expense profile over time, including in comparison to selected competitors as applicable.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on April 19, 2024, filed as Exhibit 16(c)(v) to the Schedule 13E-3, contains, among other information, an overview of Squarespace’s long-range plan projections, including in comparison to selected competitors.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on April 25, 2024, filed as Exhibit 16(c)(vi) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview, (ii) an overview of Squarespace’s long range plan projections and a preliminary indicative valuation summary, including a discounted cash flow analysis and selected public trading comparables analysis, (iii) observations and perspectives on Squarespace’s historical stock and financial performance, including in comparison to the financial performance of selected competitors and (iv) observations and perspectives on analyst price targets.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on April 27, 2024, filed as Exhibit 16(c)(vii) to the Schedule 13E-3, contains, among other information, (i) preliminary analysis of Permira’s indicative valuation of $42.50 per share pursuant to its April 26, 2024 proposal and (ii) a summary of Permira’s proposed governance structure included in the April 26, 2024 proposal.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Squarespace Board on May 12, 2024, filed as Exhibit 16(c)(viii) to the Schedule 13E-3, contains, among other information, (i) a transaction status update and overview, (ii) a summary of Centerview’s due diligence and (iii) a summary of implied premiums and multiples based on the final proposal compared to Permira’s prior proposals.

None of these preliminary illustrative presentations by Centerview, alone or together, constitute, or form the basis of, an opinion of Centerview with respect to the consideration payable under the Merger Agreement, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Centerview as of, the dates of the respective presentations.
Position of the Permira Filing Parties and Parent Entities as to the Fairness of the Merger
Under a possible interpretation of the SEC rules governing “going-private” transactions, each Permira Filing Party and Parent Entity may be deemed to be an affiliate of Squarespace, and therefore required to express its belief as to the fairness of the proposed Merger to Squarespace’s “unaffiliated security holders,” as defined in Rule 13e-3 under the Exchange Act. The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Permira Filing Parties and Parent Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Permira Filing Parties and Parent Entities as to the fairness of the Merger is not intended to be and should not be construed as a recommendation to any Squarespace stockholder as to how that stockholder should vote on the Merger Proposal. The Permira Filing Parties and Parent Entities have interests in the Merger that are different from, and/or in addition to, the unaffiliated security holders of Squarespace.
The Permira Filing Parties and Parent Entities believe that the interests of the unaffiliated security holders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. The Permira Filing Parties and the Parent Entities did not participate in the discussions or deliberations of the Special Committee or the Squarespace Board regarding, nor have they received advice from the respective legal, financial or other advisors of the Special Committee or the Squarespace Board as to, the fairness of the Merger. None of the Permira Filing Parties nor the Parent Entities are members of, or have designated members on, the Squarespace Board. The Permira Filing Parties and Parent Entities have not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Merger to the unaffiliated security holders of Squarespace.

Based on, among other things, their knowledge and analyses of available information regarding Squarespace, as well as discussions with Squarespace’s senior management regarding Squarespace and its business and the factors considered by, and the analyses and resulting conclusions of, the Squarespace Board and the Special Committee discussed in the section of this proxy statement entitled “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Squarespace Board” (which analyses and resulting conclusions the Permira Filing Parties and Parent Entities adopt), the Permira Filing Parties and Parent Entities believe that the Merger is procedurally and substantively fair to the unaffiliated security holders of Squarespace. In particular, the Permira Filing Parties and Parent Entities considered the following, which are not listed in any relative order of importance:
•
the current and historical market prices of Squarespace Common Stock, including the market performance of Squarespace Common Stock relative to those of other participants in Squarespace’s industry and general market indices, and the fact that the Per Share Price represents a 15% premium to the closing price of Squarespace Common Stock of $38.19 per share on May 10, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 29% over the 90-day volume weighted average trading price of $34.09 per share on May 10, 2024; Squarespace Common Stock traded as low as $26.70 per share during the 52-week period prior to the announcement of the Merger;

•
the fact that, in considering the transaction with the Purchaser Filing Parties, the Special Committee acted to represent the interests of Squarespace and the unaffiliated security holders of Squarespace;

•
the fact that the Special Committee had the full power and authority to negotiate the terms and conditions of any strategic transaction involving Squarespace (including the Merger), including to reject any proposals made by Parent or any other person, and the recognition by the Special Committee that it had no obligation to recommend to the Squarespace Board that it approve the Merger Agreement, and the recognition by the Squarespace Board that it had no obligation to approve the Merger Agreement;

•
the fact that the Special Committee unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, Squarespace and its stockholders and, Squarespace’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act;

•
the fact that the Squarespace Board, acting upon the recommendation of the Special Committee, unanimously determined that the Merger Agreement is in the best interests of Squarespace and its stockholders and declared the Merger Agreement and the consummation of the Merger and the transactions contemplated thereby advisable;

•
the fact that consideration and negotiation of the Merger Agreement were conducted under the control and supervision of the Special Committee, the members of which are not officers or employees of Squarespace, are not affiliated with any of the Purchaser Filing Parties, are disinterested under Delaware law and do not have any interests in the Merger different from, or in addition to, those of the unaffiliated security holders, other than the members’ receipt of Squarespace Board compensation and Special Committee compensation (which are not contingent upon the completion of the Merger or the Special Committee’s or the Squarespace Board’s recommendation and/or authorization and approval of the Merger) and their indemnification and liability insurance rights under their respective indemnification agreement entered into with Squarespace and in connection with the Merger Agreement;

•
the fact that the Special Committee and the Squarespace Board were fully informed about the extent to which the interests of the Purchaser Filing Parties in the Merger differed from those of the unaffiliated security holders of Squarespace;

•	the fact that the Special Committee retained, and had the benefit of advice from, nationally recognized legal and financial advisors;
•
the fact that, since the outset of the strategic process that resulted in execution of the Merger Agreement, Squarespace and the Special Committee have conditioned the potential transaction upon, and Permira’s proposals for the potential transaction were conditioned upon, (i) the approval of the Special Committee and (ii) a non-waivable condition (which is included in the Merger Agreement) requiring the Merger Agreement to be approved by the holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the holders of Squarespace

Common Stock excluding the Casalena Filing Parties, the Accel Filing Parties, the General Atlantic Filing Parties, the members of the Board or any person that Squarespace has determined to be an “officer” of Squarespace within the meaning of Rule 16a-1(f) of the Exchange Act; and such approval in fact being sought and required prior to consummation of the Merger;
•
the fact that although the transaction is not structured so that approval of at least a majority of unaffiliated security holders is required, the Merger Agreement includes a condition to closing that the Merger Agreement be approved by holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by unaffiliated security holders, which, if satisfied, will confirm that the transaction has substantial support from the unaffiliated security holders;

•	the fact that the Merger Agreement was in fact approved by a majority of the directors of Squarespace who are not employees of Squarespace;
•
the fact that no member of Squarespace’s senior management other than Mr. Casalena has a substantial financial interest in the Merger that is different from, or in addition to, the interests of the unaffiliated security holders of Squarespace generally, although the Merger Agreement does include customary provisions for indemnity and the continuation of liability insurance for Squarespace’s officers and directors;

•
the fact that the Per Share Price will be paid to the unaffiliated security holders in all cash, thus allowing the unaffiliated security holders of Squarespace to immediately realize a certain and fair value for their shares, which value represents a significant premium to (i) the closing price of Squarespace Common Stock on May 10, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby and (ii) the volume-weighted average stock price of Squarespace Common Stock for the 90 days ended May 10, 2024;

•
the fact that the Merger will provide liquidity for the unaffiliated security holders of Squarespace without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales;

•	the fact that the Merger will provide liquidity to larger holders without the risks of market volatility and downward pressure on the stock price associated with the liquidation of such positions;
•	the potential risks to Squarespace of continuing to have publicly traded common stock, including the risks of market volatility and global uncertainty;
•
the fact that Squarespace has the ability to seek specific performance under the Merger Agreement to prevent breaches of the Merger Agreement and to specifically enforce the terms of the Merger Agreement;

•
the fact that, notwithstanding that the Purchaser Filing Parties are not entitled to, and did not, rely on the opinion provided by Centerview to the Special Committee on May 12, 2024, the opinion of Centerview rendered to the Special Committee, which was subsequently confirmed by delivery of a written opinion of Centerview dated May 12, 2024, stated that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the Unaffiliated Company Stockholders (other than with respect to any Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders;

•	the fact that the Merger consideration and the terms and conditions of the Merger were the result of the Special Committee’s extensive arm’s length negotiations with Parent;
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Squarespace’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding any alternative acquisition proposal that constitutes, or is reasonably likely to lead to, a Superior Proposal;

•
Squarespace’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Superior Proposal, subject to paying Parent a termination fee of $198,700,000 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement;

•
the availability of appraisal rights to Squarespace’s stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares;

•	the fact that the Permira Filing Parties have not made any purchases required to be disclosed in response to Item 1002(f) of Reg M-A; and
•
the fact that, in certain circumstances under the terms of the Merger Agreement, the Special Committee and the Squarespace Board are able to change, withhold, withdraw, qualify or modify their recommendation that Squarespace stockholders vote in favor of the proposal to adopt the Merger Agreement.

The Permira Filing Parties and Parent Entities did not consider the liquidation value of Squarespace in determining their view as to fairness of the Merger to the unaffiliated security holders because the Permira Filing Parties and Parent Entities consider Squarespace to be a viable going concern and view the trading history of Squarespace Common Stock as an indication of Squarespace’s going concern value, and, accordingly, did not believe liquidation value to be relevant to a determination as to the fairness of the Merger.
The Permira Filing Parties and Parent Entities did not consider net book value, which is an accounting concept, in determining their view as to fairness of the Merger to the unaffiliated security holders because they believed that net book value is not a material indicator of the value of Squarespace as a going concern but rather is indicative of historical costs and therefore not a relevant measure in the determination as to the fairness of the Merger. See the section of this proxy statement captioned “Where You Can Find Additional Information” for a description of how to obtain copies of Squarespace’s periodic reports.
The Permira Filing Parties and Parent Entities did not establish a going concern value for Squarespace as a public company to determine the fairness of the Merger consideration to unaffiliated security holders because, following the Merger, Squarespace will have a significantly different capital structure.
The Permira Filing Parties and Parent Entities were not aware of, and thus did not consider, any other firm offers made by any unaffiliated person during the past two years for (i) a merger or consolidation of Squarespace with another company, (ii) the sale or transfer of all or substantially all of Squarespace’s assets or (iii) the purchase of all or a substantial portion of the shares that would enable such person to exercise control of or significant influence over Squarespace.
The Permira Filing Parties and Parent Entities did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Merger or the Merger consideration, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger to unaffiliated security holders. However, the Permira Filing Parties and Parent Entities did receive two presentations from their financial advisor, Goldman Sachs & Co. LLC (“Goldman Sachs”), on April 12, 2024 (filed as filed as exhibits (c)(x) and (c)(ix) to the Schedule 13E-3) that summarize publicly available (i) premia and multiple data for certain precedent transactions and (ii) trading and financial data for Squarespace and selected public companies.
The Permira Filing Parties and Parent Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:
•
(1) the fact that the unaffiliated security holders of Squarespace will not participate in any future earnings, appreciation in value or growth of Squarespace’s business and will not benefit from any potential sale of Squarespace or its assets to a third party in the future, (2) the risk that the Merger might not be completed in a timely manner or at all, and (3) the fact that Parent and Merger Sub are newly formed corporations with essentially no assets other than the funding commitments of the Equity Investors and the rollover commitments of the Rollover Stockholders;

•
the restrictions on the conduct of Squarespace’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent Squarespace from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of Squarespace pending completion of the Merger;

•	the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on Squarespace’s business and relationships with its employees, vendors and customers;
•
subject to the terms and conditions of the Merger Agreement, beginning on the No-Shop Period Start Date (as defined herein), Squarespace and its subsidiaries are restricted from soliciting, proposing, initiating or knowingly encouraging the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

•
the possibility that the amounts that may be payable by Squarespace upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $198,700,000 in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to negotiate to make adjustments to the Merger Agreement, could discourage other potential acquirors from making a competing bid to acquire Squarespace; and

•	the fact that the receipt of cash by a U.S. Holder in exchange for shares of Squarespace Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.
The foregoing discussion of the information and factors considered and given weight by the Permira Filing Parties and Parent Entities in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Permira Filing Parties and Parent Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Permira Filing Parties and Parent Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole.
The Permira Filing Parties and Parent Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the unaffiliated security holders of Squarespace. This position however, is not intended to be and should not be construed as a recommendation to any Squarespace stockholder to approve the Merger Agreement. The Permira Filing Parties and Parent Entities make no recommendation as to how stockholders of Squarespace should vote their shares relating to the Merger. The Permira Filing Parties and Parent Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated security holders of Squarespace, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to the unaffiliated security holders of Squarespace.
Materials Provided to Permira by Goldman Sachs
Permira retained Goldman Sachs to provide financial advisory services in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger. In connection with the engagement, representatives of Goldman Sachs provided to representatives of Permira, for informational purposes only, the discussion materials dated April 12, 2024 (attached as Exhibit (c)(iv) to the Schedule 13E-3) and the discussion materials dated April 12, 2024 (attached as Exhibit (c)(v) to the Schedule 13E-3) (together, the “GS Discussion Materials”). The full text of the GS Discussion Materials, which sets forth assumptions made in connection with the analyses included therein, has been filed as an exhibit to the Schedule 13E-3 of which this proxy statement forms a part filed with the SEC in connection with the transactions contemplated by the Merger Agreement, including the Merger, and is incorporated herein by reference. The Schedule 13E-3, including the GS Discussion Materials, may be examined at, and copies may be obtained from, the SEC in the manner described under the section of this proxy statement entitled “Where You Can Find Additional Information.”. The description of the GS Discussion Materials set forth below is qualified in its entirety by reference to the full text of such GS Discussion Materials.
Permira instructed Goldman Sachs to include in the GS Discussion Materials certain public materials that might be relevant to financial considerations relating to a transaction involving Squarespace and certain public materials relating to transactions that might be considered relevant precedents. Permira did not impose any limitations on the scope of the investigation by Goldman Sachs or the information included in the GS Discussion Materials. The GS Discussion Materials are factual in nature and do not contain any findings or recommendations.
The GS Discussion Materials were provided solely for the benefit of Permira for its information and assistance in connection with its consideration of the Merger Agreement and the transactions contemplated thereby, including the Merger and were not provided to Squarespace, the Special Committee or the Board prior to the execution of the Merger Agreement. The GS Discussion Materials do not convey rights or remedies upon the holders of any class of securities, creditors or other constituencies of Squarespace, the Buyer Parties, Permira, Accel, General Atlantic, Casalena or any other person and should not be relied on as the basis for any other purpose or any investment decision. Although Goldman Sachs provided financial advisory services to Permira in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger, Goldman Sachs was not requested to provide, and did not provide, to Squarespace, the Buyer Parties, Permira, Accel, General Atlantic, Casalena, the holders of any class of securities, creditors or other constituencies of Squarespace, the Buyer Parties, Permira, Accel, General Atlantic, Casalena, or any other person (i) any opinion as to the fairness, from a financial point of view or otherwise, of the transactions contemplated by the Merger Agreement or the Merger consideration to Squarespace, the Buyer Parties, Permira, Accel, General

Atlantic, Casalena, any holder of Squarespace Common Stock, or the holders of any other class of securities, creditors or other constituencies of Squarespace, the Buyer Parties, Permira, Accel, General Atlantic or Casalena, (ii) any other valuation of Squarespace, the Buyer Parties, Permira, Accel, General Atlantic or Casalena for the purpose of assessing the fairness of the Merger consideration to any such person or (iii) any advice or recommendation as to the underlying decision by Permira to engage in the transactions contemplated by the Merger Agreement. Additionally, Goldman Sachs was not asked to, and did not, among other things, provide any recommendation as to how to vote or act on any matters relating to the Merger Agreement and the transactions contemplated thereby, including the Merger, or otherwise. In addition, the financial analyses and observations reflected in the GS Discussion Materials should not be viewed as a factor considered by Permira, the Board, the Special Committee, Squarespace’s management or otherwise with respect to the fairness of any consideration (including, without limitation, the Merger consideration), the Merger Agreement and the transactions contemplated thereby, including the Merger or otherwise. Further, the GS Discussion Materials do not constitute a recommendation to Permira, the Board, the Special Committee, Squarespace’s management or otherwise with respect to the fairness of any consideration (including, without limitation, the Merger consideration), the Merger Agreement and the transactions contemplated thereby, including the Merger, or otherwise. Goldman Sachs did not address the underlying business decision of any party to the Merger Agreement to effect or enter into the Merger Agreement, the relative merits of the Merger Agreement and the transactions contemplated thereby, including the Merger, as compared to any alternative business strategies that might exist for any such party or the effect of any other transaction which any such party might engage in or consider. Because Goldman Sachs was not requested to, and did not, deliver a fairness opinion in connection with the transactions contemplated by the Merger Agreement, it did not perform financial analyses with a view towards those analyses supporting a fairness opinion. The GS Discussion Materials were preliminary and informational and are not reflective of certain procedures typically applicable to materials or presentations in connection with delivering an opinion.
While the GS Discussion Materials include various analyses and observations (as described below), Permira believes that those analyses and observations were preliminary only and did not take into account all relevant factors; therefore, Permira did not consider such materials in determining an appropriate price for Squarespace, either in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger, or in future possible transactions. Permira did not rely on the GS Discussion Materials in negotiating the consideration payable in the Merger Agreement and the transactions contemplated thereby, including the Merger, or any other terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, or in deciding whether to enter into the Merger Agreement or any of the transactions contemplated thereby. This section and the GS Discussion Materials have nevertheless been provided in response to certain regulations governing Rule 13e-3 transactions. Goldman Sachs has consented to the inclusion of the GS Discussion Materials in their entirety as an exhibit to the Schedule 13E-3.
The GS Discussion Materials did not in any manner address the value of the Squarespace Common Stock or Squarespace taken as a whole or the prices at which Squarespace Common Stock or other securities would trade following the announcement or consummation of the Merger Agreement and the transactions contemplated thereby, including the Merger or any other transaction. Goldman Sachs did not express any view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to accounting, tax or other consequences resulting from the transactions contemplated by the Merger Agreement or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Squarespace, its business divisions or any other entity or business or the Merger Agreement and the transactions contemplated thereby, including the Merger.
In connection with their engagement, Goldman Sachs reviewed, among other things, certain publicly available business and financial information concerning Squarespace. The GS Discussion Materials were based on then-publicly available business and financial information about Squarespace. Goldman Sachs assumed and relied, without independent verification, upon the accuracy and completeness of all such information. With respect to any financial forecasts, projections, other estimates and other forward-looking information provided to or otherwise obtained by Goldman Sachs from public sources, data suppliers and other third parties, Goldman Sachs assumed that such forecasts, projections, other estimates and information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the preparer as to, and were a reasonable and reliable basis upon which to evaluate, the matters covered thereby. Goldman Sachs expressed no view as to any of the foregoing financial forecasts, projections, other estimates and other forward-looking information or the assumptions on which they were based. No representation or warranty, express or implied, was made by Goldman Sachs in relation to the accuracy or completeness of the information presented in the GS Discussion Materials or their suitability for any particular purpose. Goldman Sachs also considered such other factors as Goldman Sachs deemed appropriate. Goldman Sachs expressed no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of any financial forecasts, projections, other estimates or other forward-looking information provided to, obtained or otherwise reviewed by, or discussed with, Goldman Sachs, or the assumptions upon which they are based. Goldman Sachs did not conduct, and was not provided with, any independent valuation or appraisal of any assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of Squarespace or Parent or any other company or business, nor did Goldman Sachs make any physical inspection of the properties or assets of Squarespace or Parent or any other company or business, nor did Goldman Sachs evaluate the solvency of Squarespace or Parent or any other company or business under any state or federal laws relating to bankruptcy, insolvency or similar matters or the ability of Squarespace or Parent to pay their respective obligations when they come due. The information in the GS Discussion Materials is subject to the assumptions, limitations, qualifications and other conditions contained therein and is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of such presentation. The matters considered by Goldman Sachs in their financial analyses and reflected in the GS Discussion Materials were necessarily based on various assumptions, including assumptions concerning general business, economic and capital markets conditions and industry-specific and company-specific factors as in effect on, and information made available to Goldman Sachs as of the date of such GS Discussion Materials. Many such conditions are beyond the control of Squarespace, Parent and Goldman Sachs. Permira did not give any specific instructions nor impose any limitations on Goldman Sachs with respect to the preparation of the GS Discussion Materials.
The analyses included in the GS Discussion Materials are inherently subject to uncertainty, and neither Goldman Sachs nor any other person assumes responsibility if future results are different from those forecasted. Furthermore, it should be understood that subsequent developments may affect the views expressed in the GS Discussion Materials and that Goldman Sachs does not have any obligation to update, revise or reaffirm its financial analyses or the GS Discussion Materials based on circumstances, developments or events occurring after the date of such GS Discussion Materials. With respect to the financial analyses performed by Goldman Sachs in the GS Discussion Materials: (a) such financial analyses, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by these analyses; (b) while none of the companies reviewed by Goldman Sachs for purposes of their analyses are directly comparable to Squarespace, the companies were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Squarespace based on Goldman Sachs’ familiarity with Squarespace’s industry and their professional judgment and experience; (c) while none of the selected transactions reviewed by Goldman Sachs for purposes of their analyses are identical to the Merger Agreement and the transactions contemplated thereby, including the Merger, and while none of the companies involved in such transactions is identical or directly comparable to Squarespace, the transactions were selected because they involved publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Squarespace based on Goldman Sachs’ familiarity with Squarespace’s industry and their professional judgment and experience or were transactions that for purposes of analysis may be considered similar to the Merger Agreement and the transactions contemplated thereby, including the Merger, based on Goldman Sachs’ professional judgment and experience; (d) in any event, Goldman Sachs’ analyses are not mathematical, rather, such analyses involve complex considerations and judgments concerning the differences in business, operating, financial and capital markets-related characteristics and other factors; and (e) such financial analyses do not purport to be appraisals or to reflect the prices at which shares or other securities or financial instruments of or relating to shares of Squarespace Common Stock may trade or otherwise be transferable at any time.
Goldman Sachs was not requested to, and did not, recommend or determine the consideration payable in the Merger Agreement. The type and amount of consideration payable in the Merger Agreement were determined through negotiations among Permira, on the one hand, and Squarespace, the Special Committee and the Board, on the other hand, and the decision to enter into the Merger Agreement was that of the parties to the Merger Agreement. The GS Discussion Materials were viewed by Permira as having limited relevance and were not relied on by Permira in arriving at the decision to enter into the Merger Agreement or the transactions contemplated thereby, including the Merger.

The summary set forth below does not represent the relative importance or weight given to those financial analyses or observations by Goldman Sachs. In general, the preparation of financial analyses, information and data is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, financial analyses and information are not readily susceptible to summary description. Future results may be different from those described and such differences may be material.
Summary of the GS Discussion Materials
The GS Discussion Materials are presentations that representatives of Goldman Sachs presented to the representatives of Permira with respect to the transactions contemplated by the Merger Agreement and consisted of preliminary financial analyses related to those transactions as described below.
GS Discussion Materials - Exhibit 16(c)(ix)
The GS Discussion Materials attached as Exhibit 16(c)(ix) to the Schedule 13E-3 review a range of financial considerations using publicly available information, including:
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the historical trading price per share for Squarespace Common Stock and the drivers of share price performance since listing (including changes in margin, changes in estimates (excluding margin impact, multiple expansion (contraction), changes in net debt and changes in shares outstanding);

•
a comparison of the historical trading prices for Squarespace Common Stock and common stock for other selected companies for the period from June 2021 to April 2024 (during which period the Company’s share price had declined approximately 34% and the share price of Wix.com Ltd., Block, Inc., Shopify Inc. and GoDaddy.com, LLC had declined/(increased) by approximately 49%, 66%, 39% and (53%), respectively);

•
focus areas for investors in Squarespace (including questions regarding sustainable revenue growth rates, return on investment in various investments by the Company, the opportunity to integrate Generative AI into the business, the Company’s capital allocation policy given its free cash flow generation profile, the amount of sales and marketing and research and development expense required to differentiate against new business formation to sustain growth, steps that can be taken to reverse the deterioration of customer acquisition cost and the impact that initiatives around bundling and new pricing packages will have on profitability);

•	top buyers and sellers of Squarespace Common Stock;
•	institutional investors with the capacity to buy Squarespace Common Stock; and
•
a comparison of certain economic metrics of Squarespace and its peers in the software industry as set forth in the table below (the “Selected Companies”). Although none of the Selected Companies is directly comparable to Squarespace, the Selected Companies included were chosen because they are publicly traded companies in the software industry with operations that, for purposes of analysis, may be considered similar to certain operations of Squarespace:

		Select Peers				SMB-Focused Software Peers[2]	Enterprise Software Peers[2]
	Squarespace	Wix.com Ltd	GoDaddy.com, LLC	Block, Inc.	Shopify, Inc.	[3]	[4]
LFQ YoY Growth	18%	14%	6%	24%	25%	20%	9%
CY24-26E Rev CAGR	13%	13%	7%	15%	20%	16%	11%
CY24E EBITDA Margin	24%	19%	29%	26%	16%	19%	47%
CY24E uFCF Margin	29%	21%	30%	17%	15%	18%	27%
EV/NTM Rev	4.7x	4.4x	4.6x	3.6x	10.3x	5.6x	7.7x
Growth Adj. Rev[1]	0.38x	0.36x	0.66x	0.31x	0.55x	0.39x	0.73x
EV/NTM GP	6.1x	6.4x	7.2x	4.5x	20.1x	7.0x	10.1x
Growth Adj. GP1	0.50x	0.52x	1.04x	0.40x	1.08x	0.52x	0.99x
EV/NTM EBITDA	19.9x	22.1x	15.4x	16.6x	62.7x	21.4x	20.4x
Growth Adj. EBITDA[1]	1.57x	1.89x	2.25x	1.21x	3.53x	2.12x	1.66x

		Select Peers				SMB-Focused Software Peers[2]	Enterprise Software Peers[2]
	Squarespace	Wix.com Ltd	GoDaddy.com, LLC	Block, Inc.	Shopify, Inc.	[3]	[4]
EV/NTM uFCF	16.9x	19.3x	14.9x	22.4x	68.3x	29.8x	33.7x
Growth Adj. uFCF[1]	1.33x	1.67x	2.20x	1.83x	3.78x	2.38x	3.04x
LTM Stock Price Performance	11%	35%	60%	9%	58%	19%	47%
Source: Factset, Bloomberg, public filings as of 04-Apr-2024. Note: Median metrics displayed for SMB-Focused Software and Enterprise Software peers; non-growth adj. multiples >100x or <(100)x considered NM.
(1)	Growth adjusted multiple calculated as EV / NTM multiple over CY24 -26 CAGR; growth-adj. multiples >10x or <(10)x considered NM.
(2)	Represents the median.
(3)
Includes Bill.com, Holdings, Inc., DocuSign, Inc., HubSpot, Inc., Klaviyo, Inc., Intuit Inc., Box, Inc., LegalZoom.com, Inc., The Sage Group plc, Freshworks Inc., Sprout Social, Inc., Braze, Inc., ZoomInfo Technologies Inc., Toast, Inc., Confluent, Inc., DigitalOcean Holdings, Inc., Paycor HCM, Inc., Semrush Holdings, Inc., and EverCommerce Inc.

(4)	Includes Microsoft Corporation, Salesforce, Inc., SAP SE and Oracle Corporation.
GS Discussion Materials - Exhibit 16(c)(x)
The GS Discussion Materials attached as Exhibit 16(c)(x) to the Schedule 13E-3 review a range of precedent transaction data using publicly available information, including:
•
transaction premia for all-cash deals in the technology, media and telecommunications industry in the United States since January 1, 2017 with an enterprise value greater than $200 million, which indicated:

○	25th percentile, median and 75th percentile premia of 19%, 30% and 47%, respectively, to the undistributed price;
○	25th percentile, median and 75th percentile premia of 32%, 56% and 91%, respectively, to undisturbed price when such undisturbed price was between 0% and 50% of the 52 week high;
○	25th percentile, median and 75th percentile premia of 21%, 41% and 64%, respectively, to undisturbed price when such undisturbed price was between 50% and 60% of the 52 week high;
○	25th percentile, median and 75th percentile premia of 26%, 48% and 53%, respectively, to undisturbed price when such undisturbed price was between 60% and 70% of the 52 week high;
○	25th percentile, median and 75th percentile premia of 25%, 31% and 43%, respectively, to undisturbed price when such undisturbed price was between 70% and 80% of the 52 week high;
○	25th percentile, median and 75th percentile premia of 20%, 29% and 35%, respectively, to undisturbed price when such undisturbed price was between 80% and 90% of the 52 week high; and
○	25th percentile, median and 75th percentile premia of 8%, 18% and 27%, respectively, to undisturbed price when such undisturbed price was 90% or higher of the 52 week high.
•	transaction premia for the following related party transactions in the United States with an enterprise value greater than $200 million since 2008:
○
Endeavor Group Holdings, Inc.’s $25 billion take-private by Silver Lake Group, LLC and EngageSmart, Inc.’s $4 billion take-private by Vista Equity Partners, which had transaction premia of 8.7% and 13.9%, respectively;

○	13E-3 take privates, which indicated a median premium of 29.1%;
○	significant insider buyouts (15-49% pre-deal ownership), which indicated a median transaction premia of 33.2%; and
○	minority squeeze outs (50-95% pre-deal ownership), which indicated a median transaction premia of 32.9%.
•
EV / NTM revenue multiples from the following transactions in the software industry, each of which had an enterprise value greater than $1 billion and greater than 15% revenue growth since 2019, which indicated (i) 25th percentile, median and 75th percentile EV / NTM revenue multiples of 8.0x, 8.6x and 9.0x, respectively, and (ii) minimum, maximum, 25th percentile and median EV / NTM revenue multiples of 5.1x, 12.9x, 6.2x and 8.4x, respectively, for all sponsor deals (as indicated below):

Target	Acquiror	Announcement Date	Sponsor Deal? (Yes/No)
Slack Technologies, Inc.	Salesforce.com, Inc.	December 2020	No
Five9, Inc.	Zoom Video Communications, Inc.	July 2021	No
SailPoint Technologies Holdings, Inc.	Thoma Bravo, LLC	April 2022	Yes
Anaplan, Inc.	Thoma Bravo, LLC	June 2022	Yes
KnowBe4, Inc.	Vista Equity Partners Management, LLC	October 2022	Yes
Tableau Software, LLC	Salesforce.com, Inc.	June 2019	No
Medallia, Inc.	Thoma Bravo, LLC	July 2021	Yes
Mandiant Solutions, LLC	Alphabet Inc.	March 2022	No
Proofpoint, Inc.	Thoma Bravo, LLC	April 2021	Yes
Avalara, Inc.	Vista Equity Partners Management, LLC	August 2022	Yes
Coupa Software Incorporated	Thoma Bravo, LLC	December 2022	Yes
Momentive Global Inc.	Zendesk, Inc.	October 2021	No
ForgeRock, Inc.	Thoma Bravo, LLC	October 2022	Yes
Pluralsight, Inc.	Vista Equity Partners Management, LLC	March 2021	Yes
Ultimate Software Group, Inc.	Hellman & Friedman LLC	February 2019	Yes
Datto, Inc.	Kaseya Limited	April 2022	No
Ping Identity Holding Corp.	Thoma Bravo, LLC	August 2022	Yes
Instructure Holdings, Inc.	Thoma Bravo, LLC	February 2020	Yes
Cvent Holding Corp.	The Blackstone Group Inc.	March 2023	Yes
Zendesk, Inc.	Investor Group	June 2022	Yes
UserTesting, Inc.	Thoma Bravo, LLC	October 2022	Yes
•
last twelve month EV / EBITDA multiples from the following select precedent transactions, each of which had an enterprise value greater than $1 billion in the technology, media and telecommunications industry, which indicated a median last twelve month EV / EBITDA multiple of 11.1x:

Target	Acquiror	Announcement Date
Digital Room LLC	Sycamore Partners Management, L.P.	December 2021
Endurance International Group Holdings, Inc.	Clearlake Capital Group, L.P.	November 2020
Cision Ltd.	Platinum Equity, LLC	October 2019
Shutterfly, Inc.	Apollo Global Management, Inc.	June 2019
Web.com Group, Inc.	Siris Capital Group, LLC	June 2018
Host Europe Group Limited	GoDaddy Inc.	December 2016
1&1 Ionos, Inc.	Warburg Pincus LLC	November 2016
Constant Contact, Inc.	Endurance International Group Holdings, Inc.	November 2015
Conversant, Inc.	Alliance Data Systems Corporation	September 2014
Miscellaneous
Goldman Sachs has provided certain financial advisory and/or underwriting services to Squarespace and to its affiliates from time to time, including having acted as bookrunner in connection with a secondary offering for Squarespace in September 2023. During the two-year period ended May 13, 2024, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Squarespace and/or its affiliates of approximately $790,000. Goldman Sachs Investment Banking may provide financial advisory or underwriting services to Squarespace and/or its affiliates in the future, and in connection with any such services, Goldman Sachs may receive compensation. Goldman Sachs has provided certain financial advisory and/or underwriting services to Permira and to its affiliates and/or portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Permira Advisers Hong Kong in connection with the sale of Tricor Services to Baring Private Equity Asia in June 2022; as bookrunner in connection with a high yield offering for Best Secret GmbH, a portfolio company of Permira, in July 2022; as financial advisor to Permira in connection with the acquisition of a minority stake in GoCardless in August 2022; as financial advisor to Teraco Data Environments, a portfolio company of Permira, in connection with its sale to Digital Realty in August 2022; as placement agent in connection with a private placement for Klarna AB, a portfolio company of Permira, in September 2022; as bookrunner in connection with a secondary offering for Clearwater Analytics LLC, a portfolio company of Permira, in March 2023; as bookrunner in connection with a high yield offering for CABB GmbH, a portfolio company of Permira, in April 2023; as book runner in connection with a secondary offering for Cinven (UK), a portfolio company of Permira, in June 2023; as bookrunner in connection with a high yield offering for Best Secret GmbH, a portfolio company of Permira, in June 2023; as co-financial advisor to Permira in connection with the acquisition of Adevinta in November 2023; as co-financial advisor to Alter Domus Sarl, a portfolio company of Permira, in connection with its sale to Cinven in March 2024; as bookrunner in connection with a bank loan to Personal & Infomatik Ag (P&I), a portfolio company of Permira, in March 2024; and as bookrunner in connection with a bank loan to Genesys Telecommunications Laboratories, Inc., a portfolio company of Permira, in March 2024. During the two-year period ended May 13, 2024, Goldman Sachs Investment Banking has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Permira and/or its affiliates and/or portfolio companies of approximately $50.3 million. Goldman Sachs Investment Banking may provide financial advisory or underwriting services to Permira and/or its affiliates and/or portfolio companies in the future, and in connection with any such services, Goldman Sachs may receive compensation.
Goldman Sachs has provided certain financial advisory and/or underwriting services to Accel Management and to its affiliates and/or portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation. During the two-year period ended May 13, 2024, Goldman Sachs did not recognize compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Accel Management and/or its affiliates and/or portfolio companies (other than Squarespace as discussed above). Goldman Sachs Investment Banking may provide financial advisory or other services to Accel Management and/or its affiliates and/or portfolio companies in the future, and in connection with any such services, Goldman Sachs may receive compensation.
Goldman Sachs has provided certain financial advisory and/or underwriting services to General Atlantic and to its affiliates and/or portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation. During the two-year period ended May 13, 2024, Goldman Sachs Investment Banking has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to General Atlantic and/or its affiliates and/or portfolio companies of approximately $57.0 million (which figure does not include compensation for services to Squarespace as discussed above). Goldman Sachs Investment Banking may provide financial advisory or underwriting services to General Atlantic and/or its affiliates and/or portfolio companies in the future, and in connection with any such services, Goldman Sachs may receive compensation.
During the two-year period ended May 13, 2024, Goldman Sachs Investment Banking had not been engaged to provide financial advisory or underwriting services to any of the Casalena Filing Parties, and Goldman Sachs did not recognize any compensation from the Casalena Filing Parties during such period. Goldman Sachs Investment Banking may provide financial advisory or advisory services to the Casalena Filing Parties and/or their affiliates in the future, and in connection with any such services, Goldman Sachs may receive compensation.
Position of the Rollover Filing Parties as to the Fairness of the Merger
Under the SEC rules governing “going-private” transactions, each of the Casalena Filing Parties, the Accel Filing Parties and the General Atlantic Filing Parties may be deemed to be an affiliate of Squarespace, and therefore required to express their belief as to the fairness of the proposed Merger to Squarespace’s “unaffiliated security holders,” as defined in Rule 13e-3 under the Exchange Act and, absent the Merger and the transactions contemplated thereby, neither the Accel Filing Parties nor the General Atlantic Filing Parties believes that it (i) directly or indirectly, controls, is controlled by, or is under common control with Squarespace or (ii) is a member of a controlled group or under common control with the Purchaser Filing Parties. The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Rollover Filing Parties are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Rollover Filing Parties as to the fairness of the Merger is not intended to be and should not be construed as a recommendation to any Squarespace stockholder as to how that stockholder should vote on the Merger Proposal. The Rollover Filing Parties have interests in the Merger both the same as those of the unaffiliated security holders of Squarespace by virtue of the expected receipt of the Per Share Price for a portion of the Rollover Filing Parties’ equity interests in Squarespace upon completion of the Merger, and not identical to those of the unaffiliated security holders of Squarespace by virtue of the Rollover Filing Parties’

commitment to roll over a portion of their ownership stake in Squarespace (such rollover being valued with the same valuation per share of Squarespace Common Stock as the Per Share Price) in exchange for a continuing ownership stake in a direct or indirect parent entity of Parent.
Although Mr. Braccia, an employee of an entity affiliated with the Accel Rollover Stockholders, Mr. Levy, an employee of an affiliate of the General Atlantic Rollover Stockholder, and Mr. Casalena, an affiliate of the Casalena Filing Parties are members of the Squarespace Board, such individuals were not members of the Special Committee and did not participate (i) in the discussions or deliberations of the Special Committee regarding, nor receive advice from the respective independent legal, financial or other advisors of the Special Committee as to, the fairness of the Merger or (ii) in the negotiations between the Special Committee, on the one hand, and the Permira Filing Parties and the Parent Entities, on the other, with respect to the terms of the Merger Agreement, including with respect to the Per Share Price to be paid to the unaffiliated security holders of Squarespace. For these reasons, the Rollover Filing Parties do not believe that their interests in the Merger influenced the decisions or recommendations of the Special Committee with respect to the Merger Agreement or the Merger.
Based on the knowledge and analyses of the Rollover Filing Parties of available information regarding Squarespace, and the factors considered by, and the analyses and resulting conclusions of, the Special Committee and the Squarespace Board discussed in the section of this proxy statement entitled “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Squarespace Board” (which analyses and resulting conclusions the Rollover Filing Parties adopt), the Rollover Filing Parties believe that the Merger is substantively and procedurally fair to the unaffiliated security holders of Squarespace based upon substantially the same factors considered by the Permira Filing Parties and Parent Entities described under “Special Factors — Position of the Permira Filing Parties and Parent Entities as to the Fairness of the Merger.” In addition to the factors described under the foregoing sections, the Rollover Filing Parties also believe that the Merger is procedurally and substantively fair to the unaffiliated security holders of Squarespace based upon, among other things, the following factors, which are not listed in any relative order of importance:
•
the fact that all of the members of the Special Committee were and are independent directors and not affiliated with any Rollover Filing Party; in addition, none of the members of the Special Committee is or ever was an employee of Squarespace or any of its subsidiaries or affiliates and none of such members has any financial interest in the Merger that is different from that of the unaffiliated security holders other than such members’ right to receive Squarespace Board compensation and Special Committee compensation (which are not contingent upon the completion of the Merger or the Special Committee’s or the Squarespace Board’s recommendation and/or authorization and approval of the Merger) and such members’ rights to indemnification and liability insurance under their respective indemnification agreements entered into with Squarespace and under the Merger Agreement;

•
the fact that the Special Committee and the Squarespace Board were fully informed about the extent to which the interests of the Rollover Filing Parties in the Merger differed from those of the unaffiliated security holders of Squarespace;

•
the fact that the Squarespace Board, acting upon the recommendation of the Special Committee, unanimously determined that the Merger Agreement is in the best interests of Squarespace and its stockholders and declared the Merger Agreement and the consummation of the Merger and the transactions contemplated thereby advisable;

•	the fact that the Merger Agreement was in fact approved by a majority of the directors of Squarespace who are not employees of Squarespace;
•
the fact that the closing of the Merger is conditioned on Squarespace’s receipt of the requisite Squarespace stockholder approvals, including the affirmative vote of the holders of a majority of the outstanding shares of Squarespace Common Stock held by the Unaffiliated Company Stockholders of Squarespace to adopt the Merger Agreement; and

•
the Rollover Filing Parties’ belief that the likelihood of completing the Merger, which would result in the payment of the Merger consideration to the unaffiliated security holders, is increased in light of the fact that the Rollover Filing Parties have agreed to vote all of their shares of Squarespace Common Stock in favor of the proposal to adopt the Merger Agreement.

The Rollover Filing Parties believe the foregoing factors, including the ones described under the sections of this proxy statement captioned “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Squarespace Board” and “Special Factors—Position of the Permira Filing Parties and Parent Entities as to the Fairness of the Merger,” provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the unaffiliated security holders of Squarespace. As described in the section of this proxy statement captioned “—Transactions in Squarespace Common Stock,” none of the Rollover Filing Parties have purchased any Squarespace Common Stock during the past two years, and therefore none of the Rollover Filing Parties were able to, nor did they, consider the purchase prices paid for any Squarespace Common Stock by any of the Rollover Filing Parties during the past two years. This position however, is not intended to be and should not be construed as a recommendation to any Squarespace stockholder to approve the Merger Agreement. The Rollover Filing Parties make no recommendation as to how stockholders of Squarespace should vote their shares relating to the Merger.
Plans for Squarespace After the Merger
Following completion of the Merger, Merger Sub will have been merged with and into Squarespace, with Squarespace surviving the Merger as a wholly owned subsidiary of Parent. The shares of Squarespace Class A Common Stock are currently listed on the NYSE and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the shares of Squarespace Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, Squarespace Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.
At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will become the initial directors of the Surviving Corporation, and the officers of Squarespace immediately prior to the Effective Time will become the officers of the Surviving Corporation, in each case until their successor is duly elected and qualified or until the earlier of his or her death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. At the Effective Time, the certificate of incorporation of Squarespace as the Surviving Corporation will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and the bylaws of Squarespace as the Surviving Corporation will be amended and restated in their entirety to read as set forth in Exhibit B to the Merger Agreement, until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation and such bylaws.
The Purchaser Filing Parties currently anticipate that Squarespace’s operations initially will be conducted following completion of the Merger substantially as they are currently being conducted (except that Squarespace will cease to be a public company and will instead be a wholly owned subsidiary of Parent). Further, following completion of the Merger, the Purchaser Filing Parties will continue to assess what additional changes, if any, would be desirable following the Merger.
Purposes and Reasons of the Purchaser Filing Parties
The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. Under the rules governing “going private” transactions in Rule 13e-3 under the Exchange Act, the Purchaser Filing Parties are required to express their reasons for the Merger to Squarespace’s stockholders. The Purchaser Filing Parties are making this statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.
For the Purchaser Filing Parties, the primary purpose for the Merger is to benefit from any future earnings and growth of Squarespace after the merger of Merger Sub with and into Squarespace, making Squarespace privately held and wholly owned by Parent. The Purchaser Filing Parties believe that structuring the transaction in this manner is preferable to other transaction structures because it (i) enable Parent to acquire all of the outstanding shares of Squarespace Class A Common Stock at the same time, (ii) represents an opportunity for the Unaffiliated Company Stockholders to receive $44.00 in cash per share of Squarespace Class A Common Stock, without interest thereon and less any applicable withholding taxes, and (iii) allows the Rollover Stockholders to maintain a portion of their investment in Squarespace through their commitments to roll over a portion of their existing equity interests in Squarespace into equity interests of a direct or indirect parent entity of Parent. The Merger will also allow each of the Rollover Stockholders to immediately realize in cash the value of a portion of their respective equity interests in Squarespace. In the course of considering the going-private transaction, the Purchaser Filing Parties did not give significant consideration to any other alternative transaction structures or other alternative means to accomplish the foregoing purposes because the Purchaser Filing Parties believed the Merger was the most direct and effective way to accomplish these objectives.

The Purchaser Filing Parties determined to undertake the Merger at this time because the Purchaser Filing Parties believe that, as a private company, Squarespace will be able to improve its ability to execute initiatives that over time will create additional enterprise value for Squarespace. The Purchaser Filing Parties believe that this, along with Squarespace’s existing business and potential future opportunities, will allow the Purchaser Filing Parties’ investment in Squarespace to achieve returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results. Further, absent the reporting and associated costs and burdens placed on public companies, the Purchaser Filing Parties believe that Squarespace’s management and employees will be able to execute more effectively on future strategic plans.
Certain Effects of the Merger
If the Requisite Stockholder Approvals are obtained and all other conditions to closing of the Merger are satisfied or waived, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, (1) Merger Sub will merge with and into Squarespace, (2) the separate existence of Merger Sub will cease, and (3) Squarespace will continue as the Surviving Corporation in the Merger and a wholly owned subsidiary of Parent. As a result of the Merger, Squarespace will cease to be a publicly traded company, Squarespace Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act and Squarespace will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of capital stock of the Surviving Corporation.
The Effective Time will occur upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (or at a later time as Squarespace, Parent and Merger Sub may agree and specify in such Certificate of Merger).
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time:
•
each certificate formerly representing any shares of Squarespace Common Stock or any book-entry shares that represented shares of Squarespace Common Stock immediately prior to the Effective Time (except for Owned Company Shares) will automatically be canceled and extinguished and will automatically convert into the right to receive cash in an amount equal to the Per Share Price, without interest and subject to any applicable withholding taxes;

•
the Owned Company Shares (which include the Rollover Shares, which will have been contributed to Parent (or a direct or indirect parent company thereof) immediately prior to the Effective Time pursuant to the Support Agreements) will be cancelled for no consideration;

•
each outstanding Squarespace Option (other than any Out-of-the-Money Option) that is vested by its terms as of the Effective Time will be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of the excess of the Per Share Price over the applicable exercise price per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date;

•
each outstanding Squarespace Option (other than any Out-of-the-Money Option) that is not vested as of the Effective Time will be converted into a Converted Option Award, which is the contractual right to receive a payment in an amount of cash equal to the product of the excess of the Per Share Price over the applicable exercise per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option. Each Converted Option Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace Option immediately prior to the Effective Time;

•	any outstanding Out-of-the-Money Options, whether vested or unvested, will be cancelled at the Effective Time for no consideration;
•
each outstanding Squarespace RSU and Squarespace PSU that is either vested by its terms as of the Effective Time or held by a non-employee of Squarespace will be converted into the right to receive a lump sum cash payment, without interest, equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date;

•
each outstanding Squarespace RSU and Squarespace PSU (other than Forfeited Squarespace PSUs) that is not vested by its terms as of the Effective Time (other than any such award held by a non-employee of Squarespace) will be converted into a Converted Full Value Award, which is the contractual right to receive a payment in an amount of cash equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU (with the number of shares of Squarespace Common Stock subject to Squarespace PSUs determined in accordance with the applicable award agreement prior to the closing). Each Converted Full Value Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace RSU or Squarespace PSU, as applicable, immediately prior to the Effective Time; and

•	each Forfeited Squarespace PSU will be forfeited as of the Effective Time for no consideration.
At or prior to the closing of the Merger, a sufficient amount of cash will be deposited with a designated Payment Agent selected by the Parent to pay the aggregate Per Share Price. Once a stockholder has provided the Payment Agent with his, her or its stock certificates (or an affidavit of loss in lieu of a stock certificate) or customary agent’s message (or such other evidence of transfer as the Payment Agent may reasonably request) with respect to book-entry shares, appropriate letter of transmittal and other items specified by the Payment Agent, then the Payment Agent will pay the stockholder the appropriate portion of the aggregate Per Share Price. For more information, see the section of this proxy statement captioned “The Merger Agreement—Exchange and Payment Procedures.”
Following the Merger, all of the equity interests in the Surviving Corporation will be owned by Parent. If the Merger is completed, Parent (and the Rollover Stockholders indirectly through their indirect equity interests in Parent) will be the sole beneficiaries of Squarespace’s future earnings and growth, if any, and will be entitled to vote on corporate matters affecting Squarespace following the Merger. Similarly, Parent (and the Rollover Stockholders indirectly) will also bear the risks of ongoing operations, including the risks of any decrease in Squarespace’s value after the merger.
In connection with the Merger, certain members of Squarespace’s management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of Squarespace’s stockholders generally, as described in more detail under “—Interests of Squarespace’s Directors and Executive Officers in the Merger.”
Benefits of the Merger for the Unaffiliated Security Holders
The primary benefit of the Merger to the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act, will be their right to receive the Per Share Price for each share of Squarespace Common Stock held by such stockholders as described above. This amount represents an approximately 15% premium to the closing price of Squarespace Common Stock of $38.19 per share on May 10, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 29% over the 90-day volume weighted average trading price of $34.09 per share on May 10, 2024. The Per Share Price of $44.00 represents approximately 61% premium over the 52-week low of $27.41 (on Nov 1, 2023) and approximately 41% premium over the 52-week VWAP of $31.28 as of May 10, 2024. Additionally, such stockholders will avoid the risk after the Merger of any possible decrease in Squarespace’s future earnings, growth or value.
Detriments of the Merger to the Unaffiliated Security Holders
The primary detriment of the Merger to the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act, is the lack of an interest of such stockholders in the potential future earnings, growth, or value realized by Squarespace after the Merger, including as a result of any sale of Squarespace or its assets to a third party in the future. Additionally, the receipt of cash in exchange for Squarespace Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in the section entitled “—U.S. Federal Income Tax Considerations of the Merger”) who surrender their Squarespace Common Stock in the Merger.
Certain Effects of the Merger for the Purchaser Filing Parties
If the Merger is completed, all of the equity interests in Squarespace will be beneficially owned, indirectly through Parent, by the Purchaser Filing Parties and their affiliates.
The benefits of the Merger to the Purchaser Filing Parties include the fact that, following the completion of the Merger, Parent will directly own 100% of the outstanding equity interests of the surviving company and will therefore have a corresponding 100% interest in the surviving company’s net book value and net earnings. The table below sets forth the beneficial ownership of Squarespace Common Stock and resulting interests in Squarespace’s net book value and net earnings of the Purchaser Filing Parties prior to and immediately after the Merger, based on Squarespace’s net book value at March 31, 2024 and net earnings for the nine months ended March 31, 2024, as if the Merger were completed on such date.
	Beneficial Ownership of Squarespace Prior to the Merger(1)			Beneficial Ownership of Squarespace After the Merger(2)
($ in thousands)	% Ownership	Net Book Value at March 31, 2024(3)	Net Income for the Three Months Ended March 31, 2024(4)	% Ownership(5)	Net Book Value at March 31, 2024(3)	Net Income for the Three Months Ended March 31, 2024(4)
Parent	—	$—	$—	100%	$(266,273)	$144.00
Permira Filing Parties	—	—	—	49.1%(6)	$(130,740)	$70.70
Casalena Filing Parties	33.5%	$(89,201)	$48.24	33.4%	$(88,935)	$48.10
General Atlantic Filing Parties	11.3%	$(30,089)	$16.27	8.5%	$(22,633)	$12.24
Accel Filing Parties	10.6%	$(28,225)	$15.26	9.0%	$(23,965)	$12.96
(1)	Based on 137,528,974 shares of Squarespace Common Stock outstanding as of March 31, 2024.
(2)
The actual interests of the Purchaser Filing Parties following completion of the Merger will be based on the Rollover Stockholders’ ownership of Squarespace Common Stock as of the date of completion. In addition, the post-closing interest of Permira will be reduced to the extent Permira assigns a portion of the equity financing commitment to other parties in accordance with the Permira Investors Equity Commitment Letter.

(3)	Based on total stockholders’ equity of $(266.273) million as of March 31, 2024.
(4)	Based on net income of $144,000 for the three months ended March 31, 2024.
(5)
The ownership percentages set forth above assume that there is no change in ownership of Squarespace by Casalena, General Atlantic and Accel after March 31, 2024 and before completion of the Merger and the consummation of the Accel Equity Commitment in connection with the completion of the Merger.

(6)
The post-closing interest of Permira will be reduced to the extent Permira assigns a portion of the equity financing commitment to other parties in accordance with the Permira Investors Equity Commitment Letter.

In addition, the Purchaser Filing Parties will benefit from the savings associated with Squarespace no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Merger to the Purchaser Filing Parties include the lack of liquidity for Squarespace Common Stock following the Merger and the risk that Squarespace will decrease in value following the Merger.
Certain Effects on Squarespace if the Merger is Not Completed
If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, Squarespace’s stockholders will not receive any payment for their shares of Squarespace Common Stock in connection with the Merger. Instead, (1) Squarespace will remain an independent public company, (2) Squarespace Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and (3) Squarespace will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, Squarespace expects that: (x) our management will continue to operate the business as it is currently being operated, and (y) Squarespace’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Squarespace operates and adverse economic conditions.
Furthermore, if the Merger is not completed, and depending on the circumstances that cause the Merger not to be completed, the price of Squarespace Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Squarespace Common Stock would return to the price at which Squarespace Common Stock trades as of the date of this proxy statement. Accordingly, there can be no assurance as to the effect of the Merger not being completed on the future value of your shares of Squarespace Common Stock. If the Merger is not completed, the Squarespace Board will continue to evaluate and review, among other things, Squarespace’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, Squarespace’s business, prospects or results of operation may be adversely impacted.

In addition, in specified circumstances in which the Merger Agreement is terminated, Squarespace has agreed to pay Parent a termination fee of $198,700,000, as more fully described in “The Merger Agreement—Termination of the Merger Agreement” and “The Merger Agreement—Company Termination Fee.”
Unaudited Prospective Financial Information
Other than in connection with our regular earnings press releases and related investor materials, we do not, as a matter of course, make public projections as to our long-term future financial performance, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, Squarespace management regularly prepares projections as to our future financial performance for internal use.
Projections
In April, 2024 in connection with the Special Committee’s review of strategic alternatives, Squarespace management prepared unaudited non-public prospective financial information of Squarespace, on a standalone basis without giving effect to the Merger, for fiscal year 2024 through fiscal year 2027, which was reviewed by the Special Committee. Information containing projections for fiscal year 2024 through fiscal year 2027 was made available to potential counterparties to a strategic transaction, including Permira, in connection with their due diligence review of a potential transaction. Squarespace management later prepared additional unaudited non-public prospective financial information of Squarespace, on a standalone basis without giving effect to the Merger, for fiscal year 2028 through fiscal year 2029, and including the projections for fiscal year 2024 through fiscal year 2027 previously made available to potential counterparties, for Centerview, the Special Committee’s financial advisor (the “Projections”). The Projections were provided to the Special Committee in connection with its evaluation of strategic alternatives and were approved by the Special Committee for use by Centerview in connection with its financial analyses, and the Projections are summarized below. The Special Committee used these Projections to assist in its decision-making process in determining whether to recommend the Merger Agreement and the transactions contemplated thereby (including the Merger) to the Squarespace Board. Centerview used these Projections in connection with its financial analyses and in connection with the delivery of its opinion to the Special Committee described below in “Special Factors—Opinion of the Financial Advisor to the Special Committee,” which is filed as Annex B to this proxy statement and incorporated herein by reference.
Although the information in the Projections is presented with numerical specificity, it reflects numerous estimates and assumptions made by Squarespace management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Squarespace’s business, in each case as of the date it was prepared, all of which are difficult or impossible to predict accurately and many of which are beyond Squarespace’s control. The Projections include the following assumptions and estimates:
•	consolidated revenue growth rates ranging from 20% in 2024 to 10% in 2029 reflecting Squarespace management’s assumptions and estimates for future growth;
•	operating income margins ranging from 7% in 2024 to 19% in 2029;
•	increase in deferred revenue ranging from $71 million in 2024 to $80 million in 2029;
•
adjusted EBITDA margins ranging from 24% in 2024 to 33% in 2029 reflecting Squarespace management’s expectations for margin expansion based on (1) sales and marketing efficiencies as a result of efficiencies in brand spend, (2) corporate general and administrative support functions driving efficiencies at scale and, to a lesser extent, (3) gross margin expansion due to a mix towards higher margin products and continued focus on efficiencies in customer support and service delivery.

•
unlevered free cash flow margin ranging from 27% in 2024 to 33% in 2029, calculated as adjusted EBITDA minus capital expenditures, taxes and other reconciling items, plus increases in deferred revenue and changes in net working capital (excluding deferred revenue);

•	stock-based compensation expenses ranging from 11% of total revenue in 2024 to 10% of total revenue in 2029;
•	tax and other reconciling items ranging from $70 million in 2024 to $150 million in 2029;
•
capital expenditures from $6 million in 2024 to $6 million in 2029 which primarily consists of capitalized software development costs, server hardware, and employee hardware and is consistent with historical trends of the business; and

•
changes in net working capital (excluding deferred revenue) increasing from a $45 million source of cash in 2024 to a $63 million source of cash in 2029 consistent with Squarespace management’s growth expectations for the business.

These values and amounts (i) were determined by Squarespace management based on their experience and judgment and their expectations of Squarespace’s operation as a standalone company and (ii) were reviewed by the Special Committee and approved by the Special Committee for use by Centerview in connection with its financial analyses.
The following table summarizes the Projections:
(Amounts in millions)

	2024E	2025E	2026E	2027E	2028E	2029E
Total Revenue	$1,216	$1,374	$1,539	$1,740	$1,932	$2,125
Total Operating Income(1)	$82	$131	$194	$294	$357	$412
Adjusted EBITDA(2)	$291	$371	$446	$537	$627	$709
Gross Profit	$911	$1,047	$1,193	$1,375	$1,545	$1,715
Less: Marketing & Sales	$(411)	$(445)	$(481)	$(523)	—	—
Less: Research & Development	$(292)	$(333)	$(368)	$(397)	—	—
Less: General & Administrative	$(126)	$(138)	$(149)	$(161)	—	—
Less: Taxes and Other Reconciling Items	$(70)	$(67)	$(87)	$(115)	$(133)	$(150)
Less: Capital Expenditures	$(6)	$(5)	$(9)	$(8)	$(6)	$(6)
Change in Net Working Capital	$45	$49	$40	$48	$56	$63
Change in Deferred Revenue	$71	$44	$58	$65	$72	$80
Unlevered Free Cash Flow	$331	$392	$448	$527	$616	$696
Unlevered Free Cash Flow (post- stock-based compensation)(3)	$198	$226	$268	$337	$423	$483
(1)	Total Operating Income represents Total Revenue minus cost of goods sold, sales and marketing expenses, research and development expenses and general and administrative expenses.
(2)	Adjusted EBITDA represents Squarespace earnings before interest, taxes, depreciation and amortization.
(3)	Represents Unlevered Free Cash Flow less stock-based compensation expense projections provided by Squarespace. Centerview used this metric for its discounted cash flow analysis.
The Projections, including the unlevered free cash flow, were provided to the Special Committee in connection with its evaluation of the proposed Merger. The Projections were provided to Centerview, as approved by the Special Committee, for its use and reliance in connection with its financial analyses and fairness opinion provided to the Special Committee on May 12, 2024, as described in the section of this proxy statement captioned “—Opinion of the Financial Advisor to the Special Committee” (and were the only financial projections that were approved by the Special Committee for such purpose). Additionally, information containing projections up to 2027 as summarized above had previously been made available to potential counterparties to a strategic transaction, including Permira, in connection with their due diligence review of a potential transaction.
The Projections, including the unlevered free cash flow (collectively, the “Unaudited Prospective Financial Information”), were developed by Squarespace management as then-current estimates of Squarespace’s future financial performance as an independent company, without giving effect to the Merger, or any changes to Squarespace’s operations or strategy that may be implemented in connection with the pendency of, or following the consummation of, the Merger. The Unaudited Prospective Financial Information also does not consider the effect of any failure of the Merger to be completed, and it should not be viewed as accurate or continuing in that context.
The Unaudited Prospective Financial Information was not prepared with a view toward public disclosure or complying with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Unaudited Prospective Financial Information included in this document has been prepared by, and is the responsibility of, Squarespace’s management. Neither Squarespace’s independent auditor nor any other independent accountants have audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Unaudited Prospective Financial Information, nor have they expressed an opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.
Although the Unaudited Prospective Financial Information is presented with numerical specificity, it reflects numerous assumptions and estimates as to future events, including those detailed above, made by Squarespace management that Squarespace management believed in good faith were reasonable. Squarespace’s ability to achieve the financial results contemplated by the Unaudited Prospective Financial Information will be affected by our ability to achieve our strategic goals, objectives and targets over the applicable periods, and will be subject to operational and execution risks associated therewith. The Unaudited Prospective Financial Information reflects assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and cause the Unaudited Prospective Financial Information not to be achieved include, among others, (1) general economic conditions; (2) our ability to achieve operating objectives with respect to expenses and operating margins, as well the risks to our ability to grow revenues resulting from the execution of those objectives; (3) our ability to achieve the various monetization, market share and other assumptions and estimates underlying the Unaudited Prospective Financial Information; (4) changes in laws, regulations and taxes relevant to Squarespace’s business; (5) competitive pressures in the customer engagement software and integrated payments industries, including new products and market entrants and changes in the competitive environment; (6) customer demand for our products and services; (7) our ability to attract, integrate and retain qualified personnel; and (8) uncertainty in the timing of relevant transactions and resulting cash inflows and outflows. Additional factors that may impact us or our business can be found in the various risk factors included in our periodic filings with the SEC. All of these factors are difficult to predict, and many of them are outside of our control. As a result, there can be no assurance that the Unaudited Prospective Financial Information will be realized, and actual results may be materially better or worse than those contained in the Unaudited Prospective Financial Information. The Unaudited Prospective Financial Information may differ from publicized analyst estimates and forecasts. You should evaluate the Unaudited Prospective Financial Information, if at all, in conjunction with our historical financial statements and other information regarding Squarespace contained in our public filings with the SEC. The Unaudited Prospective Financial Information may not be consistent with Squarespace’s historical operating data as a result of the assumptions and estimates detailed above. Except to the extent required by applicable federal securities laws, we do not intend to update or otherwise revise the Unaudited Prospective Financial Information to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events.
Because the Unaudited Prospective Financial Information reflects estimates and judgments, it is susceptible to sensitivities and assumptions, as well as to multiple interpretations based on actual experience and business developments. The Unaudited Prospective Financial Information also covers multiple years, and such information by its nature becomes less predictive with each succeeding year. The Unaudited Prospective Financial Information is not, and should not be considered to be, a guarantee of future operating results. The Unaudited Prospective Financial Information should not be regarded as an indication that Squarespace management, the Special Committee or any of their respective advisors, or any other person, considered or now considers the Unaudited Prospective Financial Information to be necessarily predictive of actual future results.
Further, the Unaudited Prospective Financial Information is not fact and should not be relied upon as being necessarily indicative of our future results or for purposes of making any investment decision.
Certain of the financial measures included in the Unaudited Prospective Financial Information are not calculated in accordance with GAAP. Financial measures such as adjusted EBITDA and unlevered free cash flow are non-GAAP financial measures. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Unaudited Prospective Financial Information, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Unaudited Prospective Financial Information is not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.

Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Special Committee, Centerview or Permira. Accordingly, no reconciliation of the financial measures included in the Unaudited Prospective Financial Information is provided in this proxy statement.
The Unaudited Prospective Financial Information constitutes forward-looking statements. By including the Unaudited Prospective Financial Information in this proxy statement, none of Squarespace, Centerview or any of our or Centerview’s representatives has made or makes any representation to any person regarding our ultimate performance as compared to the information contained in the Unaudited Prospective Financial Information. The inclusion of the Unaudited Prospective Financial Information should not be regarded as an indication that the Special Committee, Squarespace, Centerview or any other recipient of the Unaudited Prospective Financial Information considered, or now considers, the Unaudited Prospective Financial Information to be predictive of Squarespace’s performance or actual future results. For information on factors that may cause our future results to materially vary, see the section of this proxy statement captioned “Forward-Looking Statements.” Further, the inclusion of the Unaudited Prospective Financial Information in this proxy statement does not constitute an admission or representation by Squarespace that the information presented is material. The Unaudited Prospective Financial Information is included in this proxy statement solely to give our stockholders access to the information that was made available to the Special Committee, Centerview or Permira. The Unaudited Prospective Financial Information is not included in this proxy statement in order to influence any Squarespace stockholder as to how to vote at the special meeting with respect to the Merger, or whether to seek appraisal rights with respect to their shares.
In light of the foregoing factors and the uncertainties inherent in the Projections, Squarespace stockholders are cautioned not to place undue reliance on the Unaudited Prospective Financial Information.
Interests of Squarespace’s Directors and Executive Officers in the Merger
In considering the recommendations of the Special Committee and the Squarespace Board with respect to the Merger, you should be aware that, aside from their interests as holders of Squarespace Common Stock, our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Special Committee and the Squarespace Board were aware of and considered these interests to the extent that they existed at the time, among other matters. In particular:
•	Certain members of the Squarespace Board received and are entitled to receive a fee in connection with their service on the Special Committee;
•
Squarespace’s directors and officers are entitled to continued indemnification and insurance coverage under the Merger Agreement and indemnification agreements between such individuals and Squarespace;

•
Each of Squarespace’s executive officers (other than Anthony Casalena, Squarespace’s Chief Executive Officer) is party to an employment agreement with Squarespace that provides for severance payments and benefits in the event of an involuntary termination (as defined in the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger—Change in Control and Severance Benefits under Existing Agreements”);

•
Squarespace’s non-employee director compensation policy, dated as of August 1, 2023, provides that upon a change in control, all outstanding Squarespace RSUs held by each non-employee director will vest in full, subject to the director’s continued service with Squarespace until immediately prior to the change in control (Squarespace RSUs granted to non-employee directors in 2024 are subject to prorated vesting in connection with the Merger);

•
Anthony Casalena, Squarespace’s Chief Executive Officer, will (i) be the Chief Executive Officer of the Surviving Corporation as of the consummation of the Merger and (ii) together with the Casalena Rollover Stockholders, entered into a Support Agreement with Squarespace and Parent, pursuant to which the Casalena Rollover Stockholders agreed, among other things, to contribute a portion of the shares of Squarespace Common Stock owned by them to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, Mr. Casalena (together, as applicable, with his affiliates) will own approximately 33.4% of such direct or indirect parent company, following the consummation of such contribution and exchange and will have certain governance rights with respect to such direct or indirect parent company following the consummation of the Merger. As of the date of this proxy statement, other than as described in the prior sentence, none of Squarespace’s executive officers have reached an understanding on potential employment with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates), or entered into any definitive agreements or arrangements regarding employment with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates) to be effective following the consummation of the Merger; and
•
Mr. Levy is a member of the Squarespace Board and an employee of an entity affiliated with General Atlantic and Mr. Braccia is a member of the Squarespace Board and an employee of an entity affiliated with the Accel Rollover Stockholders, and, each of the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders entered into a Support Agreement with Squarespace and Parent, pursuant to which each such Rollover Stockholder agreed, among other things, to contribute a portion of the shares of Squarespace Common Stock it owns to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, each of the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 8.5% and 0.5%, respectively, of such direct or indirect parent company, following the consummation of such contribution and exchange (with respect to the Accel Rollover Stockholders this does not reflect the Accel Equity Commitment).

Special Committee Fees
Squarespace paid compensation of $20,000 per month to Special Committee members and $25,000 per month to Special Committee Chair, payable from the formation of the Special Committee on February 22, 2024 until the Merger Agreement was executed on May 13, 2024. In addition, Squarespace will pay to Michael Fleisher, as Special Committee Chair, a monthly fee equal to $10,000 for each full or partial month from and including May 14, 2024 through the month in which the Closing occurs. Squarespace will pay the other members of the Special Committee a monthly fee equal to $7,500 for each full or partial month from and including May 14, 2024 through the month in which the Closing occurs. Such fees are in addition to the regular compensation received as a member of the Squarespace Board.
Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the Merger Agreement, directors and officers of Squarespace will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this proxy statement captioned “The Merger Agreement—Indemnification and Insurance.”
Treatment of Squarespace Equity Awards
The following is an overview of the treatment of Squarespace Equity Awards applicable to our current non-employee directors and executive officers. As of May 31, 2024, our current non-employee directors and executive officers do not hold any outstanding Squarespace Options.
Treatment of Squarespace RSUs and Squarespace PSUs
As of May 31, 2024, there were outstanding (1) Squarespace RSUs covering an aggregate of 11,062,921 shares of Squarespace Common Stock, 51,834 of which were held by our current non-employee directors and 689,281 of which were held by our current executive officers and (2) Squarespace PSUs covering an aggregate of 542,206 shares of Squarespace Common Stock (assuming achievement of target level performance and excluding Mr. Casalena’s Squarespace PSUs which will be automatically forfeited in connection with the Merger without the payment of any consideration), none of which were held by our current non-employee directors and 256,410 of which were held by our current executive officers.
The Merger Agreement provides for the following treatment of Squarespace RSUs and PSUs at the Effective Time:
•
Squarespace RSUs and PSUs Held by Executive Officers. Each outstanding Squarespace RSU and Squarespace PSU (other than Forfeited Squarespace PSUs) held by executive officers of Squarespace that is not vested by its terms as of the Effective Time will be converted into a Converted Full Value Award, which is the contractual right to receive a payment in an amount of cash equal to the product of the

Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU (with the number of shares of Squarespace Common Stock subject to Squarespace PSUs determined in accordance with the applicable award agreement prior to the closing). Each Converted Full Value Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace RSU or Squarespace PSU, as applicable, immediately prior to the Effective Time. No Squarespace RSUs or Squarespace PSUs will be vested as of the Effective Time.
•	Forfeited Squarespace PSUs: Each Forfeited Squarespace PSU will be forfeited as of the Effective Time for no consideration.
•
Squarespace RSUs Held by Non-Employee Directors. Each outstanding Squarespace RSU that is held by a non-employee director of Squarespace will be converted into the right to receive a lump sum cash payment, without interest, equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the Squarespace RSU (subject to any prorated vesting). This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date.

Equity Interests of Squarespace’s Directors and Executive Officers
The following table sets forth for each of Squarespace’s executive officers and directors the number of shares of Squarespace Common Stock subject to his or her Squarespace RSUs and Squarespace PSUs, in each case expected to be held on the Closing Date, assuming the following and such additional assumptions set forth in the footnotes to the table:
•	the Merger constitutes a change in control under the Squarespace Equity Plans;
•	May 31, 2024 as the date of the closing of the Merger (which is the assumed date solely for purposes of this proxy statement); and
•
the number of outstanding Squarespace Equity Awards for each non-employee director and executive officer on the Closing Date is equal to the number of Squarespace Equity Awards that were outstanding as of May 31, 2024 (assuming achievement of target level performance), and do not forecast any vesting, deferrals or forfeitures of equity-based awards following such date (other than Mr. Casalena’s Squarespace PSUs, which will automatically forfeit in connection with the Merger without the payment of any consideration).

None of our current non-employee directors or executive officers hold any outstanding Squarespace Options. For information regarding the number of shares of Squarespace Common Stock held by Squarespace’s non-employee directors and executive officers, see section titled “IMPORTANT INFORMATION REGARDING SQUARESPACE—Security Ownership of Certain Beneficial Owners and Management.”
	Shares Underlying Squarespace RSU Awards(1)(3)		Shares Underlying Squarespace PSU Awards(2)(3)
Name	Number of Shares (#)	Value ($)	Number of Shares (#)	Value ($)	Total ($)
Non-Employee Directors
Andrew Braccia	8,639	380,116	—	—	380,116
Michael Fleisher	8,639	380,116	—	—	380,116
Jonathan Klein	8,639	380,116	—	—	380,116
Liza Landsman	8,639	380,116	—	—	380,116
Anton Levy	8,639	380,116	—	—	380,116
Neela Montgomery	8,639	380,116	—	—	380,116
Executive Officers
Anthony Casalena	—	—	—(4)	—(4)	—(4)
Nathan Gooden	436,907	19,223,908	134,837	5,932,828	25,156,736
Paul Gubbay	136,199	5,992,756	59,718	2,627,592	8,620,348
Courtenay O’Connor	116,175	5,111,700	61,855	2,721,620	7,833,320
(1)
Represents shares of Squarespace Common Stock subject to Squarespace RSUs outstanding as of May 31, 2024 (without regard to any change in control-related accelerated vesting). The values shown with respect to Squarespace RSUs are determined as the product of the

Per Share Price multiplied by the total number of shares of Squarespace Common Stock subject to Squarespace RSUs. On June 4, 2024, in connection with Squarespace’s non-employee director compensation policy, Squarespace granted each non-employee director Squarespace RSUs covering 37,182 shares of Squarespace Common Stock, which Squarespace RSUs are subject to prorated vesting in connection with the Merger.
(2)
Represents shares of Squarespace Common Stock subject to Squarespace PSUs outstanding as of May 31, 2024 (without regard to any change in control-related accelerated vesting, except as noted below), and includes Squarespace PSUs that have been earned but are subject to the satisfaction of service-based vesting conditions. The values shown with respect to Squarespace PSUs are determined as the product of the Per Share Price multiplied by the total number of shares of Squarespace Common Stock subject to Squarespace PSUs (assuming achievement of target performance levels). Achievement of maximum performance levels would result in 200% of such amounts.

(3)
As described further in the section of this proxy statement captioned “—Employment Agreements with Current Executive Officers,” each of the Squarespace executive officers (other than Anthony Casalena) is eligible for vesting acceleration of his or her Squarespace Equity Awards in connection with certain qualifying terminations of employment under their respective employment agreements. For additional information regarding the Squarespace Equity Awards for our executive officers, see the section of this proxy statement captioned “—Golden Parachute Compensation.”

(4)
Mr. Casalena’s Squarespace PSUs, which cover, at maximum performance, 2,750,000 shares of Squarespace Common Stock, will be automatically forfeited in connection with the Merger without the payment of any consideration.

Change in Control and Severance Benefits Under Existing Agreements
Employment Agreements with Current Executive Officers
Squarespace has entered into employment agreements with each of Nathan Gooden (Squarespace’s Chief Financial Officer), Paul Gubbay (Squarespace’s Chief Product Officer) and Courtenay O’Connor (Squarespace’s General Counsel), which provide that if the applicable executive officer is terminated by Squarespace without “cause” or by the applicable executive officer for “good reason” (in each case, an “involuntary termination”), whether or not in connection with a change in control, the applicable executive officer will be entitled to the following severance benefits:
•	Base salary continuation for a certain number of months (12 months for Mr. Gooden, and six months for Mr. Gubbay and Ms. O’Connor);
•	Squarespace will pay the executive’s COBRA premiums for a certain number of months (12 months for Mr. Gooden, and six months for Mr. Gubbay and Ms. O’Connor); and
•	if such involuntary termination occurs within three months prior to or within 12 months following a change in control, 100% acceleration of all Squarespace Equity Awards.
The severance benefits are conditioned on the applicable executive officer executing and not revoking a general release of claims in favor of Squarespace.
For an estimate of the value of the payments and benefits described above that would be payable to Squarespace’s named executive officers upon an involuntary termination in connection with the Merger, which we have assumed constitutes a change of control under the Squarespace Equity Plans and the employment agreements for our named executive officers, see “—Golden Parachute Compensation” below.
Anthony Casalena (Squarespace’s Chief Executive Officer) has also entered into an employment agreement with Squarespace. However, Mr. Casalena’s employment agreement does not provide for any severance payments or benefits upon his termination of employment.
Equity Award Arrangements with Directors and Executive Officers
Squarespace’s non-employee director compensation policy, dated as of August 1, 2023, provides that upon a change in control, all outstanding Squarespace RSUs held by each non-employee director will vest in full, subject to the director’s continued service with Squarespace until immediately prior to the change in control. However, Squarespace RSUs granted to non-employee directors in 2024 are subject to prorated vesting in connection with the Merger.
Squarespace has granted Squarespace PSUs to certain executive officers under our 2021 Equity Incentive Plan. Pursuant to the terms of the award agreements with respect to such Squarespace PSUs, upon a change in control, any earned Squarespace PSUs will remain subject to the executive’s continuous service with us through the applicable vesting dates and will become immediately vested upon an involuntary termination occurring within three months prior to or within 12 months following a change in control. Our 2021 Equity Incentive Plan and 2008 Equity Incentive Plan also provide that if any payments or benefits provided for under an agreement with any participant (including our executive officers) or otherwise payable to the participant would constitute “excess parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the participant will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the applicable participant. Squarespace is not required to provide any tax gross-up payments to any executive officer.
Pursuant to the award agreement governing Mr. Casalena’s Squarespace PSUs, his Squarespace PSUs will be automatically forfeited in connection with the Merger without the payment of any consideration.
For an estimate of the value of the payments and benefits described above that could be payable to Squarespace’s named executive officers upon consummation of the Merger, which we have assumed constitutes a change of control under the Squarespace Equity Plans and the employment agreements for our named executive officers, see “—Golden Parachute Compensation” below.
Golden Parachute Compensation
The information set forth in the tables below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of Squarespace’s named executive officers (“NEOs”) that is based on or otherwise relates to the Merger and assumes, among other things, that the Merger constitutes a change in control under the Squarespace Equity Plans and each NEO’s employment agreement, the Merger is consummated and that the NEOs will incur a severance-qualifying termination of employment immediately following consummation of the Merger. The NEOs for Squarespace’s fiscal year ended December 31, 2023 consisted of Anthony Casalena, Nathan Gooden, Paul Gubbay and Courtenay O’Connor. As noted above, Mr. Casalena is not entitled to any severance payments or benefits upon his termination of employment.
The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described below, and do not reflect certain compensation actions that may occur before the consummation of the merger. For purposes of calculating such amounts, on a pre-tax basis, Squarespace has assumed:
•	the Merger constitutes a change in control under the Squarespace Equity Plans and each NEO’s employment agreement;
•	May 31, 2024, which is the latest practicable date prior to this filing, as the date of the closing of the Merger;
•
each NEO experiences an involuntary termination on May 31, 2024, based on the terms of his or her respective agreement(s) (as described above in “—Change in Control and Severance Benefits under Existing Agreements”);

•	the NEO’s base salary rates remain unchanged from those in effect as of May 31, 2024;
•
Squarespace Equity Awards are valued based upon the Per Share Price, and do not forecast any vesting, deferrals or forfeitures of equity-based awards following May 31, 2024 (except for Mr. Casalena’s Squarespace PSUs, which will be automatically forfeited in connection with the Merger pursuant to their terms without the payment of any consideration); and

•	Squarespace PSUs held by each NEO (other than Mr. Casalena) will be deemed earned based on the achievement of target level of performance.

In accordance with the terms of our 2021 Equity Incentive Plan and 2008 Equity Incentive Plan, if the payments or benefits to an NEO under his or her respective agreement(s) (as described above in “—Change in Control and Severance Benefits under Existing Agreements”) would be subject to excise taxes under Section 280G and 4999 of the Code, such payments will be reduced if and to the extent such reduction would result in a better result to the NEO taking into account applicable taxes.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Anthony Casalena	—	—	—	—
Nathan Gooden	750,000	25,156,560	32,000	25,938,560
Paul Gubbay	325,000	8,620,216	13,600	8,958,816
Courtenay O’Connor	275,000	7,833,188	12,800	8,120,988
(1)
The estimated amount for each NEO (other than Mr. Casalena who is not entitled to any severance payments or benefits) represents the cash severance payments to which the NEO may become entitled under his or her existing employment agreement. As discussed above, under their existing employment agreements, upon an involuntary termination (whether or not in connection with a change in control), the NEOs will be entitled to base salary continuation for a certain number of months (12 months for Mr. Gooden, and six months for Mr. Gubbay and Ms. O’Connor). The cash severance is contingent upon an involuntary termination and subject to the NEO’s execution and non-revocation of a release of claims. These amounts are payments that would be payable upon an involuntary termination of employment, whether or not there is also a change in control.

(2)
As noted above, each NEO (other than Mr. Casalena) is eligible for “double-trigger” acceleration in full of his or her Squarespace Equity Awards in the event he or she experiences an involuntary termination within three months prior to or within 12 months following a change in control. Set forth below are the values of each unvested Squarespace Equity Award held by the NEOs that would become vested upon an involuntary termination immediately following the consummation of a change-in-control. Mr. Casalena’s Squarespace PSUs, which cover, at maximum performance, 2,750,000 shares of Squarespace Common Stock, will be automatically forfeited in connection with the Merger without the payment of any consideration.

Name	Squarespace RSUs ($)	Squarespace PSUs(i) ($)
Anthony Casalena	—	—
Nathan Gooden	19,223,732	5,932,828
Paul Gubbay	5,992,668	2,627,548
Courtenay O’Connor	5,111,568	2,721,620
(i)	Includes Squarespace PSUs that have been earned but are subject to the satisfaction of service-based vesting conditions.
(3)
The estimated amount for each NEO (other than Mr. Casalena who is not entitled to any severance payments or benefits) represents continuation of medical benefits to which the NEO may become entitled under his or her existing employment agreement. As discussed above, under their existing employment agreements, upon an involuntary termination (whether or not in connection with a change in control), Squarespace will pay such NEOs COBRA premiums for a certain number of months (12 months for Mr. Gooden, and six months for Mr. Gubbay and Ms. O’Connor). These amounts are contingent upon an involuntary termination and are subject to the NEO’s execution and non-revocation of a release of claims. These amounts are payments that would be payable upon an involuntary termination of employment, whether or not there is also a change in control.

Employment Arrangements Following the Merger
As of the date of this proxy statement, none of Squarespace’s executive officers (other than Mr. Casalena as described in the following sentence) has (1) reached an understanding on potential employment or other retention terms with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates), or (2) entered into any definitive agreements or arrangements regarding employment or other retention with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates) to be effective following the consummation of the Merger. Mr. Casalena will be the Chief Executive Officer of the Surviving Corporation as of the consummation of the Merger and will have certain governance rights with respect to the Surviving Corporation. However, prior to the Effective Time, Parent or Merger Sub (or their respective affiliates) may have discussions with certain of Squarespace’s employees (including certain of its executive officers) regarding employment or other retention terms and may enter into definitive agreements regarding employment, retention, or the right to purchase or participate in the equity of the Surviving Corporation or one or more of its affiliates in connection with the Merger. Any such agreements will not increase or decrease the Per Share Price paid to Squarespace’s stockholders in the Merger.

Intent of Squarespace’s Directors and Executive Officers to Vote in Favor of the Merger
Squarespace’s directors and executive officers have informed Squarespace that, as of the date of this proxy statement, they intend to vote all of the shares of Squarespace Common Stock owned directly by them in favor of the Merger Proposal and each of the other proposals listed in this proxy statement. As of May 31, 2024, Squarespace’s directors and executive officers beneficially owned, in the aggregate, 18,053,718 shares of Squarespace Common Stock, collectively representing approximately 78.6% of the voting power of the shares of Squarespace Common Stock outstanding as of May 31, 2024.
For purposes of clarity, the shares of Squarespace Common Stock that the directors and executive officers are entitled to vote shall be included in determining whether the Merger Proposal has been approved by the affirmative vote of the holders of a majority of the outstanding shares of Squarespace Common Stock entitled to vote thereon, but the shares held by Squarespace’s directors and executive officers will be excluded from determining whether the Merger Proposal has been approved by the affirmative vote of the holders of a majority of the outstanding shares of Squarespace Common Stock held by the Unaffiliated Company Stockholders and entitled to vote thereon.
Intent of Certain Stockholders to Vote in Favor of the Merger
On May 13, 2024, the Rollover Stockholders, who beneficially owned, in the aggregate, approximately 90% of the voting power of the outstanding shares of Squarespace Common Stock as of May 31, 2024, entered into the Support Agreements, pursuant to which the Rollover Stockholders agreed to vote all of their shares of Squarespace Common Stock in favor of the Merger Proposal, subject to the terms and conditions contained in the Support Agreements. In addition, pursuant to the Support Agreements and subject to the terms and conditions described in the section of this proxy statement captioned “—Financing of the Merger”, among other things, each of the Rollover Stockholders will contribute a portion of the shares of Squarespace Common Stock it owns to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, each of Casalena, the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 33.4%, 8.5% and 0.5% of such direct or indirect parent company, respectively, following the consummation of such contribution and exchange (with respect to the Accel Rollover Stockholders, such percentage does not reflect the Accel Equity Commitment). As a result of the Merger, the shares of Squarespace Common Stock contributed to such direct or indirect parent company of Parent by the Rollover Stockholders will be cancelled and extinguished without any conversion thereof or consideration paid therefor along with the other Owned Company Shares.
For more information, see the section of this proxy statement captioned “The Support Agreements” and the full text of the Support Agreements, attached as Annex C, Annex D, and Annex E to this proxy statement, which are incorporated by reference in this proxy statement in their entirety.
Closing and Effective Time of the Merger
The closing of the Merger will take place (1) on a date that is no later than the fifth business day after the satisfaction or waiver (to the extent permitted under the Merger Agreement) of the last to be satisfied or waived closing conditions of the Merger Agreement (described in the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of each of such conditions, provided that if any of the closing conditions of the Merger Agreement are not satisfied or waived on such fifth business day, then the closing of the Merger shall take place on the third business day thereafter on which all such conditions have been satisfied or waived, or (2) at such other time agreed to in writing by Squarespace, Parent and Merger Sub. On the closing date of the Merger, the parties will file a Certificate of Merger with the Secretary of State of the State of Delaware as provided under the DGCL. The Merger will become effective upon the filing and acceptance of such Certificate of Merger, or at a later time agreed to in writing by the parties and specified in such Certificate of Merger in accordance with the DGCL.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

U.S. Federal Income Tax Considerations of the Merger
The following discussion is a summary of the material U.S. federal income tax considerations of the Merger generally applicable to holders whose shares of Squarespace Common Stock are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Code, its legislative history, final, temporary and proposed U.S. Treasury regulations promulgated thereunder, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below.
This discussion applies only to holders who hold shares of Squarespace Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not address any tax consequences applicable to holders of Squarespace Equity Awards. In addition, this summary does not address or consider any state, local or non-U.S. tax consequences, any aspects of the alternative minimum tax, the Medicare tax on net investment income, or any U.S. federal estate, gift or other non-income tax consequences that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances, nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:
•	banks and other financial institutions;
•	mutual funds;
•	insurance companies;
•	tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations, and qualified foreign pension funds;
•	retirement or other tax deferred accounts;
•
S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

•	controlled foreign corporations, passive foreign investment companies or corporations that accumulates earnings to avoid U.S. federal income tax;
•	dealers and brokers in securities, currencies or commodities;
•	dealers or traders in securities that elect to use the mark-to-market method of accounting with respect to Squarespace Common Stock;
•	regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;
•	U.S. expatriates or certain former citizens or long-term residents of the United States;
•	persons that own or have owned (directly, indirectly or constructively) five percent (5%) or more of Squarespace Common Stock (by vote or value);
•
persons who hold their shares of Squarespace Common Stock as part of a hedging, constructive sale or conversion, straddle, synthetic security, integrated investment or other risk reduction transaction for U.S. federal income tax purposes;

•
persons subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Squarespace Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	persons that do not vote in favor of the Merger and who properly demand appraisal of their shares under Section 262 of the DGCL;

•
persons that acquired their shares of Squarespace Common Stock pursuant to the exercise of employee stock options or warrants or otherwise as compensation or in connection with the performance of services; or

•	persons whose “functional currency” is not the U.S. dollar.
If a partnership (or other entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Squarespace Common Stock, the tax treatment of a partner in such partnership (or other entity or arrangement) will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Squarespace Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger to their particular circumstances.
No ruling has been requested, or will be obtained, from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the discussion set forth in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and U.S. courts could disagree with one or more of the positions taken in this summary.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY, DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER, AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL THE TAX CONSEQUENCES RELATING TO THE MERGER. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Squarespace Common Stock who or that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•
a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person as defined in section 7701(a)(30) of the Code.

The receipt of cash by a U.S. Holder in exchange for shares of Squarespace Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis will generally equal the U.S. Holder’s acquisition cost less any prior distribution paid to such U.S. Holder with respect to its shares of Squarespace Common Stock treated as a return of capital. Gain or loss will be determined separately for each block of shares of Squarespace Common Stock (that is, shares acquired at the same cost in a single transaction). Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Squarespace Common Stock who or that is neither a U.S. Holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.

Subject to the discussion under “Information Reporting and Backup Withholding,” a Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain realized pursuant to the Merger unless:
•
such gain is effectively connected with the conduct of a trade or business by such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. Holders, and any such gain of a Non-U.S. Holder that is a corporation may be subject to an additional “branch profits tax” at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty); or

•
such Non-U.S. Holder is an individual who is present in the United States for one hundred and eighty-three (183) days or more in the taxable year of the Merger, and certain other conditions are met, in which case such gain will generally be subject to U.S. federal income tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24 percent) may apply to the proceeds received by a holder pursuant to the Merger. Backup withholding will generally not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or its successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such Non-U.S. Holder’s foreign status on the applicable IRS Form W-8 (or its successor form) or (ii) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, FOREIGN, LOCAL OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Regulatory Approvals Required for the Merger
General Efforts
Under the Merger Agreement, Parent, Merger Sub and Squarespace agreed to use their respective reasonable best efforts to take (or cause to be taken) all actions, do (or cause to be done) all things and assist and cooperate with the other parties in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective the Merger, including: (1) obtaining all consents, waivers, approvals, orders and authorizations from governmental authorities, and (2) making all registrations, declarations and filings with governmental authorities, in each case, that are necessary or advisable to consummate the Merger.
HSR Act; Austrian Federal Cartel Act; Competition Laws
Under the HSR Act, the Merger cannot be completed until Parent and Squarespace file a Notification and Report Form with the FTC and the DOJ and the applicable waiting period has expired or been terminated. The parties filed a notification and report form with the FTC and DOJ on May 28, 2024. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms, unless extended, or the early termination of that waiting period. The waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on June 27, 2024.
Under the Austrian Federal Cartel Act, the Merger cannot be completed until Parent files a notification with the Austrian competition authority and the applicable phase one review period has expired or an approval decision has been issued. Parent filed a notification with the Austrian competition authority on May 23, 2024. A transaction notifiable under the Austrian Federal Cartel Act may not be completed until the expiration of a four-week review period, which is extendable at the notifying party’s request by up to two calendar weeks, following the Parent’s filing (phase one) or the issuance of an approval decision by the Austrian competition authority. Austrian merger control clearance was received on June 21, 2024.

Parent and Merger Sub, on the one hand, and Squarespace (and its subsidiaries, if applicable) have each agreed to use its respective reasonable best efforts to (1) supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made, and (2) take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws applicable to the Merger and (b) obtain any required consents pursuant to any antitrust laws applicable to the Merger.
At any time before or after consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC, the DOJ or foreign governmental authorities of any other applicable jurisdiction could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of Squarespace or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
Subject to the terms of the Merger Agreement, each of Parent and Merger Sub agreed to, if and to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act and any other antitrust laws applicable to the Merger, commit to and effect, by consent decree, hold separate order or otherwise, the sale or disposition of such assets or businesses of Squarespace as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any order, that would otherwise have the effect of preventing or materially delaying the consummation of the Merger.
Fee Funding Agreement
Pursuant to the Fee Funding Agreement, subject to the terms and conditions contained therein, each Permira Investor has agreed to pay a portion of the payment of: (a) the aggregate amount of the Parent Termination Fee solely if and when payable by Parent pursuant to the Merger Agreement; (b) certain enforcement and interest expenses solely if and when payable by Parent in connection with certain legal proceedings and defaults under the Merger Agreement; and (c) certain reimbursement obligations solely if and when payable by Parent pursuant to the indemnification obligations to Squarespace and its representatives in connection with the Debt Financing. The obligations of the Permira Investors under the Fee Funding Agreement are subject to an aggregate cap equal to $252,816,666.67.
Subject to specified exceptions, the Fee Funding Agreement will terminate upon the earliest of:
•	the termination of the Merger Agreement by mutual written consent of Squarespace, Parent and Merger Sub;
•	the Closing pursuant to the Merger Agreement;
•
the date that is 60 days following the valid termination of the Merger Agreement, unless, prior to the expiration of such 60 day period, Squarespace has delivered a written notice with respect to the obligations payable alleging that the Permira Investors, Parent or Merger Sub is liable for any such obligations; and

•	Squarespace or any of its affiliates asserts certain litigation or legal proceedings under the Merger Agreement or the Equity Commitment Letters.
Financing of the Merger
The anticipated total amount of cash necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Sub under the Merger Agreement, will be approximately $5.26 billion. This amount includes funds needed to: (a) pay the aggregate Per Share Price in respect of the Squarespace Common Stock (other than the Owned Company Shares, Dissenting Shares, if any, and the Rollover Shares), (b) make payments in respect of the vested and outstanding Squarespace Equity Awards payable in connection with the Closing and (c) repay the amount of the Repaid Indebtedness (as defined under the section of this proxy statement captioned, “The Merger Agreement—Other Covenants—Repaid Indebtedness”).
Parent and Merger Sub have obtained committed financing consisting of (a) equity financing to be provided by the Equity Investors pursuant to the terms and conditions of the Equity Commitment Letters and (b) debt financing to be provided pursuant to the terms and conditions of the Debt Commitment Letter by the Debt Commitment Parties

party thereto. In connection with the Merger Agreement, Parent and Merger Sub have delivered to Squarespace copies of the Commitment Letters. The equity financing will be available to Parent, together with the debt financing (or any alternative debt financing) obtained by Parent or its affiliates as of the Closing, to fund the aggregate Per Share Price (including payments in respect of Squarespace’s outstanding vested in-the-money equity-based awards payable in connection with the closing of the Merger pursuant to the Merger Agreement), other than in respect of Owned Company Shares, Dissenting Shares, if any, and the Rollover Shares, and to pay the fees, expenses and other amounts specified in the Merger Agreement to be paid by Parent and Merger Sub in connection with the Closing.
At or as soon as practicable after the Closing, Parent shall cause to be paid by or on behalf of Squarespace, by wire transfer of immediately available funds, the aggregate Equity Award Consideration (as defined in the Merger Agreement) owed to the holders of Company RSUs, Company Options and Company PSUs (each as defined in the Merger Agreement) pursuant to Section 2.8(a) and Section 2.8(b) of the Merger Agreement, as applicable.
Equity Financing
In connection with the financing of the Merger, (i) the Permira Investors, Parent and certain affiliates of Parent entered into an Equity Commitment Letter (the “Permira Investors Equity Commitment Letter”), pursuant to which, subject to the terms and conditions therein, including (A) the debt financing pursuant to the Debt Commitment Letter (or any alternative debt financing) having been funded in full or being (as affirmed in writing by the agent therefor) funded in full subject only to the satisfaction of those conditions that by their nature are to be satisfied at the Closing (provided, that those conditions are satisfied at the Closing), and substantially simultaneously with the funding of the equity financing pursuant to the Equity Commitment Letters, (B) the prior or substantially concurrent funding in full by each of the Accel Investors under the Accel Investors Equity Commitment Letter (as defined below) and (C) the prior or substantially concurrent contribution by each of the Rollover Stockholders that has entered into a Support Agreement of all of such Rollover Stockholder’s Rollover Shares to a direct or indirect parent entity of Parent, in each case, as specified in such Rollover Stockholder’s Support Agreement, the Permira Investors will provide Parent with an equity commitment of up to $2,426,000,000 in cash in the aggregate, in accordance with the respective commitment percentages of the Permira Investors set forth therein, which may be reduced in accordance with the terms set forth in the Permira Investors Equity Commitment Letter (the “Permira Investors Equity Commitment”), and (ii) the Accel Investors and certain affiliates of Parent entered into an equity commitment letter (the “Accel Investors Equity Commitment Letter”), pursuant to which, subject to the terms and conditions therein, including (A) the debt financing pursuant to the Debt Commitment Letter (or any alternative debt financing) having been funded in full or being (as affirmed in writing by the agent therefor) funded in full subject only to the satisfaction of those conditions that by their nature are to be satisfied at the Closing (provided, that those conditions are satisfied at the Closing), and substantially simultaneously with the funding of the equity financing pursuant to the Equity Commitment Letters, (B) the prior or substantially concurrent funding in full by each of the Permira Investors under the Permira Investors Equity Commitment Letter and (C) the prior or substantially concurrent contribution by each of the Rollover Stockholders that has entered into a Support Agreement of all of such Rollover Stockholder’s Rollover Shares to a direct or indirect parent entity of Parent, in each case, as specified in such Rollover Stockholder’s Support Agreement, the Accel Investors will provide Parent with an equity commitment of up to $400,000,000 in cash in the aggregate, in accordance with the respective commitment percentage of each Accel Investor set forth therein, which may be reduced in accordance with the terms set forth in the Accel Investors Equity Commitment Letter (the “Accel Investors Equity Commitment” and together with the Permira Investors Equity Commitment, the “Equity Financing”). Squarespace is an express third-party beneficiary of the Equity Commitment Letters solely with respect to enforcing Parent’s right to cause the commitments under the Equity Commitment Letters by the Equity Investors to be funded to Parent in accordance with the Equity Commitment Letters, and to cause Parent to enforce its rights against each of the Equity Investors to perform their respective funding obligations under the Permira Investors Equity Commitment Letter or the Accel Investors Equity Commitment Letter, as applicable, in each case subject to (1) the satisfaction, or written waiver (to the extent permitted) by Parent of all conditions to the obligation of the Buyer Parties to consummate the Merger and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the closing of the Merger, but subject to the satisfaction or written waiver by the Buyer Parties (to the extent permitted thereunder) of such conditions), (2) the contemporaneous funding of the debt financing pursuant to the Debt Commitment Letter at the closing of the Merger and the contemporaneous consummation of the reinvestments pursuant to the Support Agreements and (3) the contemporaneous consummation of the Merger at the Effective Time.

Debt Financing
In connection with the financing of the Merger, Blackstone Alternative Credit Advisors LP, Blackstone Holdings Finance Co. L.L.C., Blue Owl Credit Advisors LLC, Ares Capital Management LLC, CPPIB Credit Investments III Inc., CPPIB Credit Revolver Canada Inc., PSP Investments Credit USA LLC, and Dogwood Credit, LP (collectively, with their affiliates and funds, accounts, and clients managed, advised or sub-advised by any of them, the “Debt Commitment Parties”), Blue Owl Capital Corporation and Parent entered into the Debt Commitment Letter pursuant to which, subject to the terms and conditions therein, the Debt Commitment Parties will provide Parent with a first lien senior secured term loan facility in an aggregate principal amount of $2,100,000,000 (the “Term Facility”), a first lien senior secured delayed draw term loan facility in an aggregate principal amount of $300,000,000 (the “DDTL Facility”), and a first lien senior secured cash flow revolving credit facility in an aggregate principal amount of $250,000,000 (the “Revolving Facility” and, together with the Term Facility and the DDTL Facility, the “Debt Financing”), in accordance with the respective Term Facility commitments, DDTL Facility commitments and Revolving Facility commitments of the Debt Commitment Parties set forth therein. The obligations of the Debt Commitment Parties to provide the Debt Financing under the Debt Commitment Letter are, in each case, subject to a number of customary conditions, including, but not limited to (as applicable):
•
no Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement—Representations and Warranties”) having occurred on or after the date of the Merger Agreement that is continuing;

•
the consummation of the Merger in all material respects in accordance with the Merger Agreement as in effect on the date of the Merger Agreement (without giving effect to any modifications, amendments, waivers, or consents that are materially adverse to the lenders or the Debt Commitment Parties without the prior written consent of each Debt Commitment Party);

•
subject to certain limitations and exceptions, the accuracy in all material respects as of the closing of the Merger of certain specified representations and warranties in the Merger Agreement and certain specified representations and warranties in the definitive documentation governing the Debt Financing;

•	the Equity Financing shall have occurred or, substantially concurrently with the initial funding of the Debt Financing, shall occur;
•	the payment of applicable invoiced fees and expenses;
•	the delivery of certain customary closing documents (including a customary solvency certificate); and
•
the receipt by the Debt Commitment Parties of certain documentation and other information about Parent and the Guarantors (as defined below) required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act).

The interest rate applicable to borrowings under the Debt Financing will, at Parent’s option, be a rate per annum equal to (a) a forward-looking interest rate based on the secured overnight financing rate plus a margin of 5.00% for the first year after closing of the Debt Financing, with the margin ranging from 4.75% to 5.00% thereafter depending on Intermediate 2’s consolidated first lien net leverage ratio or (b) a base rate plus a margin of 4.00% for the first year after closing of the Debt Financing, with the margin ranging from 3.75% to 4.00% thereafter depending on Intermediate 2’s consolidated first lien net leverage ratio.
Parent’s obligations as the borrower under the Debt Financing will be guaranteed by one or more direct or indirect parent entities of Parent, including Intermediate 2 (the “Parent Guarantors”), as well as the material domestic subsidiaries of Parent after giving effect to the Merger (including Squarespace) (the “Subsidiary Guarantors” and together with the Parent Guarantors, the “Guarantors”), and such obligations and guarantees of the same will be secured by substantially all of the personal property of Parent and the Guarantors, subject to customary exceptions and materiality thresholds.
As of the date hereof, the documentation governing the Debt Financing contemplated by the Debt Commitment Letter has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this proxy statement.
The Merger Agreement includes a customary covenant requiring Parent to use reasonable best efforts to obtain alternative financing if the debt financing to be provided by the Debt Commitment Letters becomes unavailable.

Rollover Equity
Concurrently with the execution and delivery of the Merger Agreement, Squarespace and Parent entered into the Casalena Support Agreement with Casalena, the General Atlantic Support Agreement with the General Atlantic Rollover Stockholder and the Accel Support Agreement with Accel. Pursuant to the Support Agreements, among other things, each of the Rollover Stockholders will contribute a portion of the shares of Squarespace Common Stock it owns to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, each of Casalena, the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 33.4%, 8.5% and 0.5% of such direct or indirect parent company, respectively, following the consummation of such contribution and exchange (with respect to the Accel Rollover Stockholders, such percentage does not reflect the Accel Equity Commitment). As a result of the Merger, the shares of Squarespace Common Stock contributed to such direct or indirect parent company of Parent by the Rollover Stockholders will be cancelled and extinguished without any conversion thereof or consideration paid therefor along with the other Owned Company Shares.
The consummation of the exchange of Squarespace Common Stock contemplated by the Support Agreements is subject to (1) the satisfaction, or written waiver (to the extent permitted) by Parent of all conditions to the obligation of the Buyer Parties to consummate the Merger and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the closing of the Merger, but subject to the satisfaction or written waiver by the Buyer Parties (to the extent permitted thereunder) of such conditions), (2) the contemporaneous funding of the Equity Financing and, if applicable, the Debt Financing, at the closing of the Merger, (3) the contemporaneous contributions by each other Rollover Stockholder that has entered into a Support Agreement of all of such Rollover Stockholder’s Rollover Shares to a direct or indirect parent entity of Parent, in each case, as specified in such Rollover Stockholder’s Support Agreement, and (4) the contemporaneous consummation of the Merger at the Effective Time. The Support Agreements will terminate automatically upon the earliest to occur of (1) the valid termination of the Merger Agreement in accordance with its terms, (2) the Effective Time, and (3) any modification, waiver or amendment to any provision of the Merger Agreement that is effected without the Rollover Stockholders’ prior written consent and that (x) reduces the Per Share Price or changes the form of consideration being offered to Squarespace stockholders under the Merger Agreement, imposes any non-immaterial conditions, requirements or restrictions on any Rollover Stockholder’s right to receive the cash consideration payable to such Rollover Stockholder with respect to shares of Squarespace Common Stock owned by such Rollover Stockholder (other than the Rollover Shares) pursuant to the Merger Agreement or that materially delays the timing of any such payment after the Effective Time, or (y) would require the consent of such Rollover Stockholder under the Interim Investors Agreement. Copies of the Support Agreements are attached as Annexes C, D and E to this Proxy Statement and are incorporated herein by reference.
Delisting and Deregistration of Squarespace Common Stock
If the Merger is completed, Squarespace Class A Common Stock will no longer be traded on the NYSE and will be deregistered under the Exchange Act. Squarespace will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of Squarespace Common Stock.
Fees and Expenses
Except as described under “The Merger Agreement—Company Termination Fee,” if the Merger is not completed, all fees and expenses incurred in connection with the Merger will be paid by the party incurring those fees and expenses, and in the case of the Special Committee, all fees and expenses will be paid by Squarespace. If the Merger is completed, all costs and expenses incurred by Parent or Merger Sub in connection with the transaction will be paid by the Surviving Corporation. Total fees and expenses incurred or to be incurred by Squarespace (including the Special Committee) are estimated at this time to be as follows:
Description	Amount ($)
Financial advisory fees and expenses	[•]
Legal fees and expenses	[•]

Description	Amount ($)
SEC filing fees	[•]
Printing, proxy solicitation, EDGAR filing and mailing expenses	[•]
Miscellaneous	[•]
Total	[•]
It is also expected that Merger Sub and/or Parent will incur approximately $176 million of financing costs, legal fees, exchange agent fees, and other advisory fees.
JPM acted as financial advisor to Squarespace with respect to the proposed transaction and will receive a fee from Squarespace of approximately $43 million for such services if the proposed transaction is consummated. In addition, Squarespace has agreed to reimburse JPM for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify JPM against certain liabilities arising out of JPM’s engagement. JPM did not deliver a fairness opinion in connection with the proposed transaction. During the two years preceding May 12, 2024, the date Squarespace entered into the Merger Agreement, JPM and its affiliates have had commercial or investment banking relationships with Squarespace, Permira, General Atlantic and Accel, for which JPM and such affiliates have received customary compensation. During such two year period, the aggregate fees recognized by JPM from Squarespace were approximately $3 million, from Permira were approximately $23 million and from General Atlantic were approximately $39.9 million, with no fees received from Accel. Furthermore, JPM and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of Squarespace. To the extent applicable, in the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Squarespace, Permira, General Atlantic and Accel for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.
Certain Material Relationships
From 2021 to present, Skadden has represented Squarespace on a number of significant matters, including Squarespace’s direct listing and the proposed Merger. Prior to and during that same period of time, Skadden, has represented and continues to represent Permira and certain of its portfolio companies on significant matters unrelated to the proposed Merger, including multiple publicly disclosed M&A transactions. In the last two years, Skadden has not provided advice to either General Atlantic or Accel.
Since May 2019 to present, RLF has separately performed work for Permira, General Atlantic and Accel on matters unrelated to the proposed Merger. Since May 2019 to present, RLF has received fees with respect to its work for (i) certain Permira Filing Parties in an aggregate amount less than $250,000, (ii) General Atlantic in an aggregate amount less than $850,000, and (iii) Accel in an aggregate amount less than $250,000. Since May 2019 to present, RLF has not done any work for Squarespace, other than with respect to the proposed Merger, or Mr. Casalena.
Litigation Relating to the Merger
As of the date of this Proxy Statement, there are no pending lawsuits challenging the Merger.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, the documents to which Squarespace refers you in this proxy statement and information included in oral statements or other written statements made or to be made by Squarespace or on Squarespace’s behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the Merger. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature. Squarespace’s stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in Squarespace’s filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:
•	uncertainties related to the consummation of the Merger;
•
our ability to complete the Merger, if at all, on the anticipated terms and timing, including obtaining the Requisite Stockholder Approvals and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger;

•	our obligation to pay a termination fee under certain circumstances if the Merger is terminated;
•	uncertainties about the pendency of the Merger and the effect of the Merger on employees, customers and other third parties who deal with Squarespace;
•	the impact of certain interim covenants that we are subject to under the Merger Agreement;
•
provisions in the Merger Agreement that limit our ability to pursue alternatives to the Merger, which might discourage a third party that has an interest in acquiring all or a significant part of Squarespace from considering or proposing that acquisition;

•	the fact that we and our directors and officers may be subject to lawsuits relating to the Merger;
•	the substantial transaction-related costs we will continue to incur in connection with the Merger;
•	our efforts to complete the Merger could disrupt our relationships with third parties and employees, divert management’s attention, or result in negative publicity or legal proceedings;
•	the inability of stockholders (excluding the Rollover Stockholders) to participate in any further upside of Squarespace’s business if the Merger is consummated;
•	our ability to retain and hire key personnel;
•	competitive responses to the Merger;
•	continued availability of capital and financing and rating agency actions;
•	legislative, regulatory and economic developments affecting our business;
•	general economic and market developments and conditions;
•
unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as our response to any of the aforementioned factors;

•	the fact that the receipt of cash in exchange for shares of Squarespace Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes; and
•	the risk that Squarespace’s stock price may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed.
Consequently, all of the forward-looking statements that Squarespace makes in this proxy statement are qualified by the information contained or incorporated by reference in this proxy statement, including: (1) the information contained under this caption, and (2) information in Squarespace’s most recent filings on Form 10-K and Form 10-Q, including the information contained under the caption “Risk Factors,” and information in its consolidated financial statements and notes thereto. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on our financial condition, results of operations, credit rating or liquidity.
The forward-looking statements in this proxy statement are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should read this proxy statement and the documents that we reference and have filed as exhibits to this proxy statement with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this proxy statement. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this proxy statement, whether as a result of any new information, future events or otherwise. Squarespace’s stockholders are advised to consult any future disclosures that Squarespace makes on related subjects as may be detailed in its other filings made from time to time with the SEC.

THE PARTIES TO THE MERGER
Squarespace
Squarespace was formed as a Delaware corporation in October 2007 under the name Squarespace, Inc. Squarespace is a leading all-in-one platform for businesses and independent creators to build an online presence, grow their brands and manage their businesses across the internet. Squarespace offers websites, domains, e-commerce, tools for managing a social media presence, marketing tools, scheduling and hospitality services. Squarespace’s mission is for the ease of use of its products to provide anyone the ability to participate in the opportunity that comes from publishing and transacting on the internet, and for its design-centric and comprehensive tools to help them stand out and succeed. Squarespace’s domains, website, marketing and social media management tools provide an online presence with best-in-class design and a consistent brand experience, and Squarespace’s commerce solutions include tools for selling digital content, classes, appointments, reservations and events, physical goods and more. See the section of this proxy statement captioned “Where You Can Find Additional Information.”
Squarespace Class A Common Stock is listed on the NYSE under the symbol “SQSP.” Squarespace’s corporate offices are located at 225 Varick Street, 12th Floor, New York, New York 10014.
Parent Entities
Parent
Spaceship Purchaser, Inc. was formed on May 8, 2024 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and the debt financing in connection with the Merger.
Parent’s address is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, and its telephone number is (212) 386-7480.
Merger Sub
Spaceship Group MergerCo, Inc. is a wholly owned subsidiary of Parent and was formed on May 8, 2024 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement.
Merger Sub’s address is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, and its telephone number is (212) 386-7480.
Parent and Merger Sub are each affiliated with the Permira Investors. In connection with the transactions contemplated by the Merger Agreement, (i) the Equity Investors have committed to provide Parent, at or prior to the closing of the Merger, with an aggregate cash amount of up to $2,826,000,000 in cash, in each case on the terms and subject to the conditions set forth in the Equity Commitment Letters and (ii) the Debt Commitment Parties have committed to provide Parent with the Debt Financing, which consists of the Term Facility (with an aggregate principal amount of $2,100,000,000), the DDTL Facility (with an aggregate principal amount of $300,000,000) and the Revolving Facility (with an aggregate principal amount of $250,000,000), in each case on the terms and subject to the conditions set forth in the Debt Commitment Letter. Such amounts will be used to fund the aggregate Per Share Price (other than in respect of Owned Company Shares, Dissenting Shares, if any, and the Rollover Shares), including payments in respect of certain of Squarespace’s outstanding equity-based awards payable in connection with the closing of the Merger pursuant to the Merger Agreement, and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Merger by Squarespace, Parent and Merger Sub, as described further in this proxy statement under the caption “Special Factors—Financing of the Merger”.
In addition, the Permira Investors, Parent and Squarespace have entered into the Fee Funding Agreement pursuant to which the Permira Investors have, subject to the terms and conditions contained therein, agreed to pay certain obligations of Parent or Merger Sub under the Merger Agreement, in accordance with the respective funding percentages of the Permira Investors set forth therein, subject to an aggregate cap equal to $252,816,666.67, including the Parent Termination Fee and certain fees and expenses payable by Parent or Merger Sub as specified in the Merger Agreement, if applicable.

THE SPECIAL MEETING
Date, Time and Place
Squarespace will hold the Special Meeting on [•], at [•], Eastern time. You may attend the Special Meeting via a live interactive webcast on the Internet at [•]. You will be able to listen to the Special Meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). Squarespace believes that a virtual meeting provides expanded access, improved communication and cost savings for its stockholders.
If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Purpose of the Special Meeting
At the Special Meeting, Squarespace will ask stockholders to vote on the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
Squarespace’s stockholders must approve the Merger Proposal in order for the Merger to be consummated. Approval of the Compensation Proposal and approval of the Adjournment Proposal are not conditions to completion of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety. Squarespace encourages you to read the Merger Agreement carefully in its entirety.
Attending the Special Meeting
The Special Meeting will begin at [•], Eastern time. Online check-in will begin a few minutes prior to the Special Meeting. Squarespace encourages you to access the meeting prior to the start time.
As the Special Meeting is virtual, there will be no physical meeting location. To attend the Special Meeting, log in at [•]. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Once online access to the Special Meeting is open, stockholders may submit questions pertinent to meeting matters, if any, through the Special Meeting website. You will need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
Record Date; Shares Entitled to Vote; Quorum
Only Squarespace’s stockholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of stockholders of record entitled to vote at the Special Meeting will be available at Squarespace’s corporate offices located at 225 Varick Street, 12th Floor, New York, New York 10014, during regular business hours for a period of no less than 10 days before the Special Meeting and on the virtual meeting website during the Special Meeting. As of [•], there were [•] shares of Squarespace Common Stock outstanding and entitled to vote at the Special Meeting. For each share of Squarespace Class A Common Stock that you own as of the close of business on the Record Date, you will have one vote on each matter submitted for a vote at the Special Meeting. For each share of Squarespace Class B Common Stock that you own as of the close of business on the Record Date, you will have ten votes on each matter submitted for a vote at the Special Meeting.
The holders of a majority in voting power of the outstanding shares of Squarespace Common Stock entitled to vote at the Special Meeting, present by means of remote communication or represented by proxy, will constitute a quorum at the Special Meeting.
Votes Required
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of (1) the holders of a majority in voting power of the outstanding shares of Squarespace Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders, (2) the holders of a majority in voting power of the outstanding shares of Squarespace Common Stock, (3) the holders of a majority of the outstanding shares of Class A Common Stock, and (4) the holders of a majority of the outstanding shares of Class B Common Stock .

Approval of the Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon. This vote will be on a non-binding, advisory basis.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon.
Abstentions
Abstentions will be counted as present for purposes of determining whether a quorum exists. If a stockholder abstains from voting on the Merger Proposal, Compensation Proposal or Adjournment Proposal that abstention will have the same effect as if the stockholder voted “AGAINST” such proposal.
Broker Non-Votes
Each “broker non-vote” will also count as a vote “AGAINST” the Merger Proposal but will have no effect on the Compensation Proposal or the Adjournment Proposal. Broker non-votes are shares of Squarespace Common Stock held by brokers on behalf of the beneficial owners of such shares of Squarespace Common Stock that are present by means of remote communication or by proxy at the Special Meeting, but with respect to which the broker is not instructed by the applicable beneficial owner of such shares of Squarespace Common Stock how to vote on a particular proposal, and the broker does not have discretionary voting power on such proposal. Because brokers do not have discretionary voting authority with respect to any of the proposals described in this proxy statement, if a beneficial owner of shares of Squarespace Common Stock held in “street name” does not give voting instructions to the broker, then those shares of Squarespace Common Stock will not be present by means of remote communication or by proxy at the Special Meeting, and, therefore, will not count towards the quorum of the Special Meeting. For shares of Squarespace Common Stock held in “street name,” only shares of Squarespace Common Stock affirmatively voted “FOR” any of the Merger Proposal, the Compensation Proposal or the Adjournment Proposal will be counted towards the quorum of the Special Meeting and as a vote in favor of such proposal. Approval of the Compensation Proposal or the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of Squarespace Common Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, therefore, broker non-votes will have no effect on the approval of the Compensation Proposal or the Adjournment Proposal.
Shares Held by Squarespace’s Directors and Executive Officers
As of May 31, 2024, Squarespace’s directors and executive officers beneficially owned, in the aggregate, 18,053,718 shares of Squarespace Common Stock, collectively representing approximately 78.6% of the voting power of the shares of Squarespace Common Stock outstanding as of May 31, 2024. Squarespace’s directors and executive officers have informed Squarespace that they intend to vote all of their shares of Squarespace Common Stock: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal. For more information, please see the section of this proxy statement captioned “The Support Agreements.”
Voting of Proxies
If you are a stockholder of record (that is, your shares are registered in your name with Squarespace’s transfer agent, Computershare Trust Company, N.A.), you may vote your shares electronically over the internet or by telephone by following the instructions on your enclosed proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. Alternatively, you may vote your shares by returning a marked, signed and dated proxy card using the enclosed prepaid envelope, or, you may vote at the Special Meeting using the control number located on the enclosed proxy card. Based on your proxy cards or internet and telephone proxy, the proxy holders will vote your shares according to your direction.
If you attend the Special Meeting and wish to vote at the Special Meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also submit a “legal proxy” from their bank or broker in order to vote at the Special Meeting. You are encouraged to vote by proxy even if you plan to attend the Special Meeting. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.

All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the Special Meeting, be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.
If your shares are held in “street name” through a bank, broker or other nominee, you may submit a proxy to vote through your bank, broker or other nominee by marking, signing, dating and returning by mail the enclosed voting instruction form provided by your bank, broker or other nominee. You may also attend the Special Meeting and vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting. If available from your bank, broker or other nominee, you may submit a proxy to vote over the internet or telephone by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank’s, broker’s or other nominee’s voting instruction form by mail, (2) submit a proxy to vote over the internet or by telephone through your bank, broker or other nominee, or (3) attend the Special Meeting and vote at the Special Meeting with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the Merger Proposal. It will not, however, have any effect on the Compensation Proposal or the Adjournment Proposal, except to the extent affecting the obtaining of a quorum at the meeting.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the Special Meeting by:
•	signing another proxy card with a later date and returning it to Squarespace prior to the Special Meeting;
•	submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;
•	delivering a written notice of revocation to Squarespace’s Secretary; or
•	attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.
If you have submitted a proxy, your attendance at the Special Meeting, in the absence of voting at the Special Meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you hold your shares of Squarespace Common Stock in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Any adjournment, or postponement of the Special Meeting, including for the purpose of soliciting additional proxies, will allow Squarespace’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
Adjournment
In addition to the Merger Proposal and the Compensation Proposal, Squarespace’s stockholders are also being asked to approve the Adjournment Proposal. If a quorum is not present, the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson may also adjourn the meeting to another place, date or time, even if a quorum is present. In addition, the Special Meeting could be postponed before it commences, subject to the terms of the Merger Agreement. If the Special Meeting is adjourned or postponed, Squarespace’s stockholders who have already submitted their proxies will be able to revoke them at any time before they are exercised at the Special Meeting.
Solicitation of Proxies
Squarespace, on behalf of the Squarespace Board, is soliciting proxies from Squarespace’s stockholders for the Special Meeting. Under applicable SEC rules and regulations, the members of the Squarespace Board are “participants” with respect to the solicitation of proxies in connection with the Special Meeting.

The expense of soliciting proxies will be borne by Squarespace. Squarespace has retained Innisfree M&A Incorporated, a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for a fee of up to $60,000, plus a success fee of $90,000 and expenses. Squarespace will indemnify this firm against losses arising out of its provisions of these services on its behalf. In addition, Squarespace may reimburse banks, brokers and other nominees representing beneficial owners of shares of Squarespace Common Stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by Squarespace’s directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
Squarespace currently expects to complete the Merger in the fourth quarter of 2024. However, the exact timing of completion of the Merger, if at all, cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of Squarespace’s control.
Appraisal Rights
If the Merger is consummated, holders of record or beneficial owners of Squarespace Common Stock who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Squarespace Common Stock through the effective date of the Merger, (3) properly demand appraisal of their applicable shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Holders of record and beneficial owners of Squarespace Common Stock who are entitled to have their shares appraised by the Delaware Court of Chancery may receive payment in cash of the “fair value” of their shares of Squarespace Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to persons entitled to appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. For more information, see the section of this proxy statement captioned “Appraisal Rights—Determination of Fair Value”.
To exercise appraisal rights, a holder of record or a beneficial owner of Squarespace Common Stock must (1) submit a written demand for appraisal of such holder’s or beneficial owner’s shares of Squarespace Common Stock to Squarespace before the vote is taken on the Merger Proposal at the Special Meeting, (2) not vote, in person or by proxy, in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) the subject shares of Squarespace Common Stock through the effective date of the Merger, (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL, and

(5) not withdraw the appraisal demand or otherwise lose his, her or its rights to appraisal. If you are a beneficial owner of shares of Squarespace Common Stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (1) reasonably identify the holder of record of the shares of Squarespace Common Stock for which the demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation hereunder and to be set forth on the verified list required by Section 262(f) of DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Other Matters
At this time, Squarespace knows of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting and you deliver a proxy to Squarespace, your shares of Squarespace Common Stock will be voted in accordance with the discretion of the appointed proxy holders, with full power of substitution and re-substitution.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [•]
This proxy statement is available on the “Investor Relations” section of Squarespace’s website located at https://investors.squarespace.com/home/default.aspx.
Householding of Special Meeting Materials
Squarespace has adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address will receive only one copy of this proxy statement unless one or more of these stockholders notifies Squarespace that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees and the use of natural resources. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card upon request. If you wish to receive a separate set of Squarespace’s disclosure documents at this time, please contact Squarespace, Inc. Attn: Investor Relations, 225 Varick Street, 12th Floor, New York, New York 10014 or send an email to investors@squarespace.com.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Squarespace at the above address or email.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of Squarespace Common Stock, please contact Squarespace’s proxy solicitor at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 750-2689 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833

THE MERGER AGREEMENT
The discussion of the terms of the Merger Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Explanatory Note Regarding the Merger Agreement
The following description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Annex A attached hereto. The Merger Agreement has been included to provide Squarespace stockholders with information regarding its terms. It is not intended to provide any other factual information about Squarespace, Parent, Merger Sub, Permira or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Squarespace’s stockholders. Squarespace’s stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in Squarespace’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Squarespace and its business. Please see the section of this proxy statement captioned “Where You Can Find More Information.”
Effect of the Merger
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into Squarespace, whereupon the separate corporate existence of Merger Sub will thereupon cease, and Squarespace will continue as the Surviving Corporation of the Merger. As a result of the Merger, the Surviving Corporation will become a wholly owned subsidiary of Parent, and Squarespace Common Stock will no longer be publicly traded. In addition, Squarespace Class A Common Stock will be delisted from NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Squarespace will no longer file periodic reports with the SEC on account of Squarespace Common Stock. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Corporation. The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Squarespace, Parent and Merger Sub may agree and specify in the certificate of merger).
Closing and Effective Time
The Closing will take place no later than the fifth business day following the satisfaction or waiver by the party entitled to waive (to the extent permitted under the Merger Agreement) of all conditions to the Closing (described in the section of this proxy statement captioned “—Conditions to the Closing of the Merger”) (other than those conditions to be satisfied at the Closing, but subject to the satisfaction or waiver by the party entitled to waive (to the extent permitted under the Merger Agreement) of such conditions) or such other time agreed to in writing by Parent and Squarespace, but if any of such conditions to be satisfied at the Closing set forth in the Merger Agreement are not satisfied or waived (to the extent permitted under the Merger Agreement) on such fifth Business Day, then the Closing shall take place on the third business day thereafter on which all such conditions have been satisfied or waived (to the extent permitted under the Merger Agreement). On the Closing Date, the parties will file a certificate of merger with the Secretary of State for the State of Delaware as provided under the DGCL. The Merger will become effective upon the filing and acceptance for record of the certificate of merger, or such later time as may be agreed by the parties and specified in the certificate of merger.

Directors and Officers; Certificate of Incorporation; Bylaws
From and after the Effective Time, Squarespace, as the Surviving Corporation in the Merger, will possess all properties, rights, privileges, powers and franchises of Squarespace and Merger Sub, and all of the debts, liabilities and duties of Squarespace and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
At the Effective Time, the board of directors of the Surviving Corporation will consist of the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, and the officers of Squarespace as of immediately prior to the Effective Time will be the officers of the Surviving Corporation, until their successors are duly appointed. At the Effective Time, the certificate of incorporation of Squarespace as the Surviving Corporation will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and the bylaws of Merger Sub as set forth in Exhibit B to the Merger Agreement, as in effect immediately prior to the Effective Time, will become the bylaws of the Surviving Corporation, until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation of the Surviving Corporation and such bylaws.
Merger Consideration
Squarespace Common Stock
At the Effective Time, each share of Squarespace Common Stock outstanding as of immediately prior to the Effective Time (other than the Owned Company Shares or the Dissenting Shares, as applicable) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $44.00, without interest thereon (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the Merger Agreement).
At the Effective Time, each Owned Company Share will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor. The Rollover Shares are not entitled to receive the Per Share Price and will, immediately prior to the Closing, be contributed, directly or indirectly, to Parent (or any direct or indirect parent entity thereof designated by Parent) pursuant to the terms of the applicable Support Agreement and will be treated as Owned Company Shares.
After the Merger is completed, holders of Squarespace Common Stock will have the right to receive the Per Share Price, but such Squarespace stockholders will no longer have any rights as a stockholder of Squarespace (except that record holders and beneficial owners of Squarespace Common Stock who properly exercise their appraisal rights may have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law). For more information, please see the section of this proxy statement captioned “Appraisal Rights.”
Squarespace Equity Awards
Treatment of Squarespace Options
The Merger Agreement provides for the following treatment of Squarespace Options at the Effective Time:
Each outstanding Squarespace Option (other than any Out-of-the-Money Option) that is vested by its terms as of the Effective Time will be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of the excess of the Per Share Price over the applicable exercise price per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date.
Each outstanding Squarespace Option (other than any Out-of-the-Money Option) that is not vested as of the Effective Time will be converted into a Converted Option Award, which is the contractual right to receive a payment in an amount of cash equal to the product of the excess of the Per Share Price over the applicable exercise per share of Squarespace Common Stock subject to such Squarespace Option multiplied by the number of shares of Squarespace Common Stock subject to such Squarespace Option. Each Converted Option Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace Option immediately prior to the Effective Time.

Any outstanding Out-of-the Money Options, whether vested or unvested, will be cancelled at the Effective Time for no consideration.
Treatment of Squarespace RSUs and Squarespace PSUs
The Merger Agreement provides for the following treatment of Squarespace RSUs and Squarespace PSUs at the Effective Time:
Each outstanding Squarespace RSU and Squarespace PSU that is either vested by its terms as of the Effective Time or held by a non-employee of Squarespace will be converted into the right to receive a lump sum cash payment, without interest, equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU. This amount (less any required withholding and other taxes) will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date.
Each outstanding Squarespace RSU and Squarespace PSU (other than Forfeited Squarespace PSUs) that is not vested by its terms as of the Effective Time (other than any such award held by a non-employee of Squarespace) will be converted into a Converted Full Value Award, which is the contractual right to receive a payment in an amount of cash equal to the product of the Per Share Price multiplied by the number of shares of Squarespace Common Stock subject to the applicable Squarespace RSU or Squarespace PSU (with the number of shares of Squarespace Common Stock subject to Squarespace PSUs determined in accordance with the applicable award agreement prior to the closing). Each Converted Full Value Award will remain subject to the same vesting terms and conditions that applied to the associated Squarespace RSU or Squarespace PSU, as applicable, immediately prior to the Effective Time.
Each Forfeited Squarespace PSU will be forfeited as of the Effective Time for no consideration.
Exchange and Payment Procedures
Prior to the Closing, Parent will designate and enter into a payment agent agreement with a nationally recognized bank or trust company reasonably acceptable to Squarespace to act as the paying agent for the Merger (the “Payment Agent”) and to make payments of the Per Share Price to Squarespace stockholders. At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent an amount of cash sufficient to pay the aggregate Per Share Price for each share of Squarespace Common Stock outstanding as of immediately prior to the Effective Time (other than the Owned Company Shares or the Dissenting Shares, as applicable).
Promptly following the Closing (and in any event within three business days following the Closing), Parent and the Surviving Corporation will direct the Payment Agent to mail to each holder of record of shares of Squarespace Common Stock as of immediately prior to the Effective Time (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the certificates representing such shares (the “Certificates”) will pass, only upon delivery of the Certificates to the Payment Agent) and (B) instructions for use in effecting the surrender of the shares of Squarespace Common Stock represented by the Certificates and book-entry shares, as applicable, in exchange for the Per Share Price, and the Certificates so surrendered will be cancelled.
If any cash deposited with the Payment Agent is not claimed within one year following the Closing Date, such cash will be returned to Parent, upon demand, and any holders of Squarespace Common Stock who have not complied with the exchange procedures in the Merger Agreement will thereafter look solely to Parent as general creditor for payment of the Per Share Price without interest thereon (subject to applicable law). Any cash deposited with the Payment Agent that remains unclaimed two years following the Closing Date, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any governmental authority, will, to the extent permitted by “applicable law”, become the property of the Surviving Corporation, free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Representations and Warranties
The Merger Agreement contains representations and warranties of Squarespace and Parent and Merger Sub.
Some of the representations and warranties in the Merger Agreement made by Squarespace are qualified as to materiality or Company Material Adverse Effect. For purposes of the Merger Agreement, “Company Material Adverse Effect” means any change, event, effect, condition, development, state of facts or circumstance (each, an

“Effect”) that, individually or in the aggregate, when taken together with any other Effect, has had or would reasonably be expected to have a material adverse effect on (A) the business, assets, liabilities, financial condition or results of operations of Squarespace and its subsidiaries, taken as a whole or (B) the ability of Squarespace to consummate the Merger prior to May 12, 2025 (the “Termination Date”); provided, however, none of the following (by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect under clause (A) above or will be taken into account when determining whether a Company Material Adverse Effect under clause (A) above has occurred or may, would or could occur (subject to the limitations set forth below):
•	changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally;
•
changes in general conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings generally in the United States or any other country; (2) changes in exchange rates generally for the currencies of any country; or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

•	changes in general conditions in the industries in which Squarespace and its subsidiaries generally conducts business;
•	changes in general regulatory, legislative or political conditions in the United States or any other country or region in the world;
•
any general geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism (including by means of cyberattack) by or sponsored by a governmental authority, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world;

•
earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events in the United States or any other country or region in the world;

•
any Effect to the extent resulting from the announcement of the Merger Agreement or the pendency of the Merger and the other transactions contemplated thereby, including the impact thereof on the relationships, contractual or otherwise, of Squarespace and its subsidiaries with suppliers, customers, business partners or vendors (other than for purposes of certain representations or warranties contained in the Merger Agreement that relate to consequences of the Merger);

•	the taking by any Party of any action specifically required to be taken, or the failure by any Party to take any action specifically prohibited, by the Merger Agreement;
•	changes after the date of the Merger Agreement in GAAP or in any applicable laws or regulations (or the binding interpretation of any of the foregoing);
•
changes after the date of the Merger Agreement in the price or trading volume of the Squarespace Common Stock, in and of itself (it being agreed that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, to the extent not otherwise expressly excluded by the definition hereof);

•
any failure, in and of itself, by Squarespace and its subsidiaries to meet (1) any public analyst estimates or expectations of Squarespace’s revenue, earnings or other financial performance or results of operations for any period; or (2) any internal projections or forecasts of its revenues, earnings or other financial performance (it being agreed that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, to the extent not otherwise expressly excluded by the definition hereof); and

•	any Transaction Litigation.

Except, with respect to bullets 1, 2, 3, 4, 5, 6 and 9 above, to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Squarespace and its subsidiaries relative to other companies operating in the industries in which Squarespace and its subsidiaries conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.
In the Merger Agreement, Squarespace made customary representations and warranties to Parent and Merger Sub (the “Buyer Parties”) that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•	due organization, valid existence, good standing and authority and qualification to conduct business with respect to Squarespace and its subsidiaries;
•	Squarespace’s requisite corporate power and authority to enter into and perform the Merger Agreement and the enforceability of the Merger Agreement;
•	the necessary approval of the Special Committee and the Squarespace Board;
•	the rendering of Centerview’s fairness opinion to the Special Committee;
•	the inapplicability of anti-takeover statutes to the Merger Agreement, the Support Agreements, the Merger and the transactions contemplated thereby;
•	the requisite vote of Squarespace stockholders and Unaffiliated Company Stockholders in connection with the Merger Agreement;
•
the absence of any conflict or violation of any organizational documents of Squarespace, certain existing contracts of Squarespace and its subsidiaries, applicable laws to Squarespace or its subsidiaries or the resulting creation of any lien upon the properties or assets of Squarespace or its subsidiaries due to the execution and delivery of the Merger Agreement and performance thereof;

•	required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;
•	the capital structure of Squarespace as well as the ownership and capital structure of its subsidiaries;
•
the absence of any contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of Squarespace’s securities;

•	the absence of any undisclosed exchangeable security, option, call, commitment, warrant or other right convertible into shares of capital stock, or other equity or voting interest in Squarespace;
•	the accuracy and completeness of Squarespace’s SEC filings;
•	Squarespace’s financial statements;
•	Squarespace’s disclosure controls and procedures;
•	Squarespace’s internal accounting controls and procedures, including the absence of any material, written unresolved complaint regarding such procedures;
•	the absence of specified undisclosed liabilities;
•	the conduct of the business of Squarespace and its subsidiaries in the ordinary course and the absence of any Company Material Adverse Effect, in each case, since January 1, 2024;
•
the existence and enforceability of specified categories of Squarespace’s and its subsidiaries’ material contracts, and any notices with respect to termination or intent not to renew those material contracts therefrom;

•	real property leased or subleased by Squarespace and its subsidiaries;
•	trademarks, patents, copyrights and other intellectual property matters;
•	information technology systems;

•	data security and privacy matters;
•	tax matters;
•	employee benefit plans;
•	labor matters;
•	Squarespace’s and its subsidiaries’ compliance with laws and possession of necessary permits since January 1, 2021;
•	legal proceedings matter;
•	sanctions, trade controls and anti-money laundering laws matters;
•	insurance matters;
•	absence of any contracts or transaction between Squarespace or any of its subsidiaries and any affiliate or related person;
•	payment of fees to brokers in connection with the Merger Agreement; and
•	Committee on Foreign Investment in the United States related matters.
In the Merger Agreement, the Buyer Parties made customary representations and warranties to Squarespace that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•	due organization, good standing and authority and qualification to conduct business with respect to the Buyer Parties and availability of the organizational documents of the Buyer Parties;
•	the Buyer Parties’ authority to enter into and perform the Merger Agreement;
•
the absence of any conflict or violation of the Buyer Parties’ organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon the Buyer Parties’ properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

•	required consents and regulatory filings in connection with the Merger Agreement and performance thereof;
•	the absence of legal proceedings and orders;
•	lack of ownership of capital stock of Squarespace;
•	payment of fees to brokers in connection with the Merger Agreement;
•	operations of the Buyer Parties;
•	the absence of any required vote or approval of holders of voting interests in the Parent;
•	delivery and enforceability of the Fee Funding Agreement;
•	matters with respect to Parent’s financing and sufficiency of funds;
•
the absence of agreements (other than those contemplated by the Merger Agreement) between the Equity Investors, Buyer Parties or any of their respective affiliates, and members of the Squarespace Board or Squarespace and its subsidiaries’ management;

•	the absence of any stockholder or management arrangements related to the Merger;
•	the solvency of the Surviving Corporation as of the Effective Time and immediately after giving effect to the Merger;
•	accuracy of information supplied by the Buyer Parties; and
•	the exclusivity and terms of the representations and warranties made by Squarespace.
The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.

Conduct of Business Pending the Merger
The Merger Agreement provides that, except (1) as expressly contemplated by the Merger Agreement or required by applicable law or order, (2) as approved in advance by Parent in writing (which approval will not be unreasonably withheld, conditioned or delayed), or (3) as disclosed in the confidential disclosure letter to the Merger Agreement, during the period of time between the date of the signing of the Merger Agreement and the Effective Time, Squarespace will, and will cause each of its subsidiaries to:
•	use its respective commercially reasonable efforts to maintain its existence in good standing pursuant to applicable law;
•	use its respective commercially reasonable efforts to conduct its business and operations in the ordinary course of business in all material respects; and
•
use its respective commercially reasonable efforts to (A) preserve intact its material assets, properties, contracts or other material legally binding understandings, licenses and business organizations, (B) keep available the services of its current officers and key employees, and (C) preserve the current relationships with material customers, vendors, distributors, partners (including platform partners, referral partners, consulting and implementation partners), lessors, licensors, licensees, creditors, contractors and other persons with which Squarespace and its subsidiaries have material business relations.

In addition, Squarespace has also agreed that, except (1) as expressly contemplated by the Merger Agreement or required by applicable law or order, (2) as approved in advance by Parent in writing (which approval will not be unreasonably withheld, conditioned or delayed), or (3) as disclosed in the confidential disclosure letter to the Merger Agreement, during the period of time between the date of the signing of the Merger Agreement and the Effective Time, Squarespace will not, and will not permit any of its subsidiaries to, among other things:
•	amend the organizational documents of Squarespace;
•	liquidate, dissolve, merge, consolidate, restructure, recapitalize or otherwise reorganize;
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issue, sell, encumber, deliver, grant options or rights to purchase or receive, pledge, dispose of or deliver or agree or commit to issue, sell or deliver any capital stock of Squarespace, except upon the exercise or settlement of, Company Options, Company RSUs or Company PSUs, in each case, outstanding as of the date of the Merger Agreement;

•	reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of capital stock of Squarespace or any of its subsidiaries;
•	declare, set aside or pay any dividend or other distribution;
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incur or assume any indebtedness or issue any debt securities in excess of $5,000,000, except for (1) trade payables incurred in the ordinary course of business (2) obligations incurred pursuant to Squarespace’s credit agreement incurred in the ordinary course of business up to $5,000,000, and (3) intercompany loans or advances between or among Squarespace and its subsidiaries;

•	assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person, except with respect to obligations of any subsidiaries of Squarespace;
•	mortgage, pledge or incur any lien upon any assets other than in connection with financing transactions permitted by the Merger Agreement or consented to by Parent;
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make any loans, advances or capital contributions to, or investments in, any other person except for (1) extensions of credit to customers in the ordinary course of business, (2) advances to directors, officers and other employees for travel and other business-related expenses, in each case, in the ordinary course of business and in compliance in all material respects with Squarespace and its subsidiaries’ policies related thereto, and (3) loans, advances or other extensions of credit or capital contributions to, or investments in any of Squarespace’s subsidiaries;

•
lease, sublease, license, sublicense, sell, transfer, assign, pledge, encumber, abandon, allow to lapse or otherwise dispose of any (1) Company Intellectual Property material to the business of Squarespace and its subsidiaries, or (2) assets, other than (A) the sale, lease or licensing of Company Products (as defined in the Merger Agreement) in the ordinary course of business; (B) granting non-exclusive licenses of

Squarespace’s intellectual property in the ordinary course of business; (C) pursuant to financing transactions permitted pursuant to the Merger Agreement or consented to by Parent; (D) any capital expenditures permitted by the Merger Agreement or consented to by Parent; and (E) the lapse, abandonment or other disposition of Squarespace’s intellectual property that, in Squarespace and its subsidiaries’ reasonable business judgment, is not used or useful in the business of Squarespace and its subsidiaries in any material respect;
•
except as otherwise required under the terms of any Employee Plan (as defined in the Merger Agreement), (A) enter into, adopt, amend or terminate any Employee Plan or other plan, program, agreement or arrangement that would constitute an Employee Plan if in effect on the date of the Merger Agreement; (B) increase or promise to increase the compensation of any director, officer, employee, independent contractor or other individual service provider of Squarespace and its subsidiaries, grant or pay any special bonus to any director, officer, employee, independent contractor or other individual service provider of Squarespace and its subsidiaries; or (C) grant or promise to grant any change in control payments, severance payments or similar payments or any retention payments or similar payments to, or take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to be provided to any officer, employee, director, independent contractor or other individual service provider of Squarespace and its subsidiaries;

•	hire, promote, demote (other than for cause) or terminate (other than for cause) any employee of Squarespace and its subsidiaries whose annual base salary is $500,000 or greater;
•
settle, release, waive or compromise any material litigation involving Squarespace and its subsidiaries, except for the settlement of any legal proceeding or other claim that is (A) reflected or reserved against in the consolidated balance sheet (and the notes thereto) of Squarespace and its subsidiaries as of December 31, 2023, (B) for solely monetary payments of, net of insurance recovery, no more than $1,000,000 in the aggregate and that does not involve any admission of wrongdoing; or (C) settled in compliance with the terms of the Merger Agreement;

•	revalue in any material respect any assets or change accounting principles or practices;
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(A) make, change or revoke any material tax election except in the ordinary course of business, (B) settle or compromise any material tax audit, claim or assessment or surrender any right to claim a material tax refund, (C) adopt or change any annual tax accounting period or material tax accounting method (other than as may be required by applicable law), (D) consent to any extension or waiver of the limitation period applicable to a material amount of taxes (other than any automatic extensions), (E) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) or (F) file any amended material tax return;

•
incur or commit to incur any capital expenditure(s) other than to the extent that such capital expenditures are consistent with Squarespace’s capital expenditure budget, as previously disclosed to the Buyer Parties in the confidential disclosure letter to the Merger Agreement;

•
enter into, modify, amend, allow to lapse, assign, waive any right or claim under or terminate any (i) contracts that are not Material Contracts (as defined in the Merger Agreement) that if so entered into, modified, amended or terminated would, individually or in the aggregate, have a Company Material Adverse Effect; or (ii) Material Contract or any contract that would have been a Material Contract if such contract was in existence as of the date of this Agreement, except in the ordinary course of business; provided that this does not include any repayment or other modification of Squarespace’s indebtedness in accordance with the Merger Agreement;

•	fail to maintain insurance at current levels or otherwise in a manner inconsistent with past practice in any material respect;
•
engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of Squarespace or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•	effectuate any action that would trigger notice obligations under WARN;

•	grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business;
•
acquire (by merger, consolidation or acquisition of stock or assets) any other person or any material portion thereof or material equity interest therein or enter into any contract that involves a joint venture entity, limited liability company or legal partnership (excluding, reseller agreements and other commercial agreements that do not involve the formation of an entity with any third person);

•	acquire any real property;
•
(A) enter into, negotiate, materially modify or terminate any collective bargaining agreement, or (B) voluntarily recognize or certify any labor union, works council or other labor organization, or group of employees, as the bargaining representative for any employees of Squarespace or its subsidiaries;

•	knowingly waive the restrictive covenant obligations of any officer or employee of the Squarespace or any of its subsidiaries; or
•	enter into, authorize any of or agree or commit to enter into a contract to do any of the foregoing.
Solicitation of Other Offers
For purposes of this proxy statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means any confidentiality agreement to which Squarespace is a party containing terms no less restrictive in any material respect on Squarespace’s counterparty (and its affiliates and representatives) than those contained in the Confidentiality Agreement between Permira and Squarespace (as defined in the Merger Agreement), it being agreed that such confidentiality agreement (i) need not contain any “standstill” or similar provision and (ii) shall not contain terms that restrict Squarespace’s ability to consummate the Merger or comply with the Merger Agreement.
“Acquisition Proposal” means any inquiry, indication of interest, request for information, offer or proposal (other than an inquiry, indication of interest, request for information, offer or proposal by the Buyer Parties) relating to an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement) involving:
•
any direct or indirect purchase or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons (in each case, other than the Buyer Parties or their affiliates or any group that includes the Buyer Parties or their affiliates), whether from Squarespace or any other person(s), of beneficial ownership (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act) of securities representing more than 15% of the fully-diluted total outstanding equity securities of Squarespace (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or “group” of persons that, if consummated in accordance with its terms, would result in such person or “group” of persons beneficially owning (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act) more than 15% of the fully-diluted total outstanding equity securities of Squarespace (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer or other transaction;

•
any direct or indirect purchase, license or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons (in each case, other than the Buyer Parties or their affiliates or any group that includes the Buyer Parties or their affiliates) of assets constituting or accounting for more than 15% of the consolidated assets (measured by the fair market value thereof as of the date of such purchase, license or other acquisition), revenue or net income of Squarespace and its subsidiaries, taken as a whole; or

•
any merger, consolidation, business combination, share exchange, recapitalization, reorganization, liquidation, dissolution or other transaction involving Squarespace pursuant to which any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons (in each case, other than the Buyer Parties or their affiliates or any group that includes the Buyer Parties or their affiliates) would beneficially own (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act) securities representing more than 15% of the fully-diluted total outstanding equity securities of Squarespace (by vote or economic interests) after giving effect to the consummation of such transaction.
“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement.
“Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction, that was not solicited in breach of the no-shop provisions of the Merger Agreement (as described below), on terms that the Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel): (i) is reasonably likely to be consummated in accordance with its terms, and if consummated, would be more favorable, from a financial point of view, to the Unaffiliated Company Stockholders (in their capacity as such) than the Merger (taking into account any legal, regulatory, timing, financing, conditionality and other aspects of such Acquisition Proposal and any revisions to the Merger Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”
No-Shop Period
From the No-Shop Period Start Date (the date of the Merger Agreement) (the “No-Shop Period Start Date”) until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, Squarespace will cease, and will cause its subsidiaries, directors, officers and employees to cease, and will use its reasonable best efforts to cause all of its other Representatives to cease, and cause to be terminated any solicitations, facilitation, discussions or negotiations with any person (other than Parent, Merger Sub and their representatives and financing sources) and such person’s representatives and financing sources, request the prompt return or destruction of all non-public information concerning Squarespace or its subsidiaries furnished to any such person with whom a confidentiality agreement was entered into in connection with its consideration of an Acquisition Transaction or Acquisition Proposal, cease providing any further information with respect to Squarespace or any Acquisition Proposal to any such person or its affiliates or representatives and terminate all access granted to any such person and its affiliates or representatives to any physical or electronic data room.
In addition, from the No-Shop Period Start Date until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, Squarespace and its subsidiaries will not, and will cause its subsidiaries, officers, directors and employees not to, and will use its reasonable best efforts to cause all of its other Representatives not to:
•
solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

•
furnish to any Person (other than to Parent, Merger Sub and their representatives and financing sources) any non-public information relating to Squarespace and its subsidiaries or afford to any person (other than Parent, Merger Sub, and their representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Squarespace and its subsidiaries, in any such case with the intent to, or as would reasonably be expected to, solicit or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal;

•
participate or engage in discussions or negotiations with any person (other than Parent, Merger Sub and their representatives and financing sources) in a manner to induce, encourage or facilitate an Acquisition Proposal (except, in each case, to notify such Person that the no-shop provisions of the Merger Agreement prohibit any such discussions or negotiations);

•	approve, endorse or recommend any proposal that constitutes an Acquisition Proposal;
•	enter into any Alternative Acquisition Agreement; or
•	authorize or commit to do any of the foregoing.
Notwithstanding these restrictions, at any time from the No-Shop Period Start Date until the time the Requisite Stockholder Approvals are obtained, Squarespace and the Special Committee may directly or indirectly, participate or engage in discussions or negotiations with, furnish any non-public information relating to Squarespace and its subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Squarespace and its subsidiaries pursuant to, and only following execution of, an Acceptable Confidentiality Agreement to any person or its representatives that has made or delivered to Squarespace an Acquisition Proposal after May 13, 2024 if and solely to the extent that (i) such Acquisition Proposal did not result from a breach of the no-shop provisions of the Merger Agreement, (ii) prior to taking such action the Special Committee must have determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and (iii) prior to taking such action the Special Committee must have determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by the above would be inconsistent with its fiduciary duties pursuant to applicable law. Squarespace must promptly (and in any event within 24 hours thereafter) make available to Parent any non-public information concerning Squarespace and its subsidiaries that is provided to any such person or its affiliates or representatives that was not previously made available to Parent.
Squarespace is not entitled to terminate the Merger Agreement for the purpose of entering into an Alternative Acquisition Agreement, unless it complies with certain procedures in the Merger Agreement and pays a termination fee to Parent, as described in the subsection below captioned “—Company Termination Fee.”
Recommendation Changes
As described above, and subject to the provisions described below, the Squarespace Board and Special Committee have made the recommendation that Squarespace stockholders vote “FOR” the proposal to adopt the Merger Agreement. The Merger Agreement prohibits the Squarespace Board (or a committee thereof, including the Special Committee) from effecting a Recommendation Change (as defined below) except as described below.
•
Prior to obtaining the Requisite Stockholder Approvals, the Squarespace Board (or a committee thereof, including the Special Committee) may not take any of the following actions (any such action, a “Recommendation Change”): fail to make, withhold, withdraw, amend, qualify or modify, or resolve to or publicly propose to withhold, withdraw, amend, qualify or modify, the Special Committee Recommendation or the Company Board Recommendation in a manner adverse to Parent;

•	adopt, approve, endorse, recommend or otherwise declare advisable an Acquisition Proposal or submit any Acquisition Proposal to a vote of the Squarespace stockholders;
•
fail to publicly reaffirm the Special Committee Recommendation or the Company Board Recommendation within 10 business days after Parent so requests in writing (it being understood that Squarespace will have no obligation to make such reaffirmation on more than one occasion other than pursuant to the following bullet );

•
make any recommendation or public statement in connection with a tender or exchange offer or publicly disclosed Acquisition Proposal, or fail to publicly reaffirm the Special Committee Recommendation or the Company Board Recommendation reasonably promptly after the launch of a tender or exchange offer or public disclosure of an Acquisition Proposal, other than a recommendation against such offer or a “stop, look and listen” communication by the Squarespace Board (or a committee thereof, including the Special Committee) to the Squarespace stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication which is not otherwise a Recommendation Change); or

•	fail to include the Special Committee’s recommendation or the Squarespace Board’s recommendation in this proxy statement.
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Notwithstanding the restrictions described above, prior to obtaining the Requisite Stockholder Approvals, other than in connection with a bona fide Acquisition Proposal that constitutes a Superior Proposal, the Squarespace Board, upon the recommendation of the Special Committee, or the Special Committee may effect a Recommendation Change if (1) there has been an Intervening Event (as defined below) or (2) the Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law and only if: Squarespace has provided prior written notice to Parent at least four business days in advance to the effect that the Squarespace Board, upon the recommendation of the Special Committee, or the

Special Committee has (1) so determined, and (2) resolved to effect a Recommendation Change pursuant to the Merger Agreement, which notice must specify the applicable Intervening Event in reasonable detail material information with respect to such Intervening Event and a description of the Special Committee’s rationale for such action; and
•
prior to effecting such Recommendation Change, (1) Squarespace and its representatives, during such four business day period, must have negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement that would permit the Special Committee to avoid a determination that the failure to make a Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable law and (2) the Squarespace Board (or a committee thereof), upon the recommendation of the Special Committee, or the Special Committee concludes in good faith (after taking into account any revisions to the terms and conditions of this Agreement proposed by Parent) that failing to make a Recommendation Change would be inconsistent with its fiduciary duties pursuant to applicable Law.

•
In addition, prior to obtaining the Requisite Stockholder Approvals, if Squarespace has received a bona fide Acquisition Proposal (that did not result from a breach of the no-shop provisions of the Merger Agreement) after the No-Shop Period Start Date, that the Special Committee has concluded in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Squarespace Board, upon the recommendation of the Special Committee, or the Special Committee, may effect a Recommendation Change with respect to such Acquisition Proposal or authorize Squarespace to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, but only if: the Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law;

•
Squarespace and its subsidiaries and their representatives have complied in all material respects with their obligations pursuant to no-shop provisions of the Merger Agreement with respect to such Acquisition Proposal;

•
Squarespace has provided prior written notice to Parent at least four business days in advance to the effect that the Squarespace Board, upon the recommendation of the Special Committee, or the Special Committee has (1) received a bona fide Acquisition Proposal that did not result from a breach of the no-shop provisions of the Merger Agreement and has not been withdrawn, (2) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal, and (3) resolved to effect a Recommendation Change or to terminate the Merger Agreement absent any revision to the terms and conditions of the Merger Agreement, which notice will include the identity of the person or “group” of persons making such Acquisition Proposal, the material terms and conditions thereof and unredacted copies of all agreements and other relevant documents (including, among others, all financing commitments) relating to such Acquisition Proposal;

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prior to effecting such Recommendation Change or termination, Squarespace and its representatives at least four business days in advance, have (1) negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement that would permit the Special Committee to determine that such Acquisition Proposal would cease to constitute a Superior Proposal (provided that in the event of any material revisions, updates or supplements to such Acquisition Proposal, Squarespace must deliver a new written notice to Parent and to comply with the foregoing requirements with respect to such new written notice, except Squarespace and its representatives will give new written notice at least two business days in advance) and (2) after four business days, the Squarespace Board, upon the recommendation of the Special Committee, or the Special Committee concludes in good faith (after taking into account any such revisions proposed by Parent and after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal remains a Superior Proposal and the Special Committee reaffirms its determination that the failure to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal would be inconsistent with its fiduciary duties pursuant to applicable law; and

•
solely in the event of any termination of the Merger Agreement in order to cause or permit Squarespace and its subsidiaries substantially concurrently to enter into an Alternative Acquisition Agreement, Squarespace will have validly terminated the Merger Agreement in accordance with the terms of the Merger Agreement, including paying to Parent the Company Termination Fee (as defined in the Merger Agreement and described below).

If Parent terminates the Merger Agreement prior to the adoption of the Merger Agreement by Squarespace stockholders because the Squarespace Board (or a committee thereof, including the Special Committee) has effected a Recommendation Change, then Squarespace must promptly (and in any event within two business days) pay to Parent (as designated by Parent) a Company Termination Fee of $198,700,000. If Squarespace terminates the Merger Agreement prior to the adoption of the Merger Agreement by Squarespace stockholders because Squarespace has received a Superior Proposal, the Squarespace Board (or a committee thereof, including the Special Committee) has authorized Squarespace to, and Squarespace concurrently with such termination does, enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by such Superior Proposal (with respect to which Squarespace has complied with the terms of the no-shop provisions of the Merger Agreement), Squarespace must pay to Parent (as designated by Parent) the Company Termination Fee of $198,700,000 prior to or concurrently with, and as a condition to, such termination.
For purposes of this proxy statement and the Merger Agreement, an “Intervening Event” means any positive material event or development or material change in circumstances with respect to Squarespace that (1) was not known to, or reasonably foreseeable by, the Special Committee or the Squarespace Board as of the date of the Merger Agreement, and (2) that does not relate to (a) any Acquisition Proposal or any matter related thereto or consequence thereof, or (b) the fact, in and of itself, that Squarespace meets or exceeds any internal or published or third party projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period, or changes after the date of the Merger Agreement in the market price or trading volume of Squarespace Common Stock or the credit rating of Squarespace or any of its subsidiaries, it being understood that the underlying cause of any of the foregoing in clause (b) may be considered and taken into account.
Employee Matters
Immediately following the Closing, the Surviving Corporation or one of its subsidiaries will continue to employ the employees of Squarespace and its subsidiaries as of the Effective Time. From and after the Effective Time until the first anniversary of the Effective Time (or, if earlier, the termination date of the employee) the Surviving Corporation and its subsidiaries will provide each employee employed by Squarespace or its subsidiaries immediately prior to the Effective Time (each, a “Continuing Employee”) with, unless otherwise determined by the Surviving Corporation’s Chief Executive Officer, (1) base salary (or base wages, as the case may be) that is no less favorable than the base salary (or base wages, as the case may be) provided to such Continuing Employee immediately prior to the Effective Time, (2) target incentive compensation opportunities (including the grant date fair value of any equity compensation opportunities, but excluding specific performance goals) that are substantially comparable to the target incentive compensation opportunities (including the grant date fair value of any equity compensation opportunities, but excluding specific performance goals and any change in control, retention bonus or similar incentive compensation opportunities) provided to such Continuing Employee immediately prior to the Effective Time and (3) other employee benefits (excluding any equity-based plans and programs, severance, deferred compensation arrangements, change in control, retention or similar benefits, defined benefit pension or postemployment health or welfare benefits) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time (excluding any equity-based plans and programs, severance, deferred compensation arrangements, change in control, retention or similar benefits, defined benefit pension or post-employment health or welfare benefits).
To the extent that a benefit plan is made available to any Continuing Employee at or after the Effective Time, the Surviving Corporation and its subsidiaries will generally cause to be granted to such Continuing Employee credit for service with Squarespace or its subsidiaries prior to the Effective Time for purposes of eligibility, participation, vesting and level of benefits, except that such service need not be credited to the extent that it would result in duplication of coverage, benefits or compensation and no service shall be required to be credited under any plan that provides for defined benefit pension or retiree welfare benefits. In addition, the Surviving Corporation will use commercially reasonable efforts to ensure that: (1) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all group welfare benefit plans sponsored by the Surviving Corporation and its subsidiaries to the extent that coverage pursuant to any such group welfare benefit plans (the

“New Plan”) replaces coverage previously provided under a comparable group welfare employee benefit plan in which such Continuing Employee participated immediately before the Effective Time and (2) during the plan year in which the Closing Date occurs, for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, the Surviving Corporation will use commercially reasonable efforts to cause all waiting periods, preexisting condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, and the Surviving Corporation will use commercially reasonable efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year ending on the Closing Date to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance, co-pay, offsets and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
Conditions to the Closing of the Merger
The respective obligations of the Buyer Parties and Squarespace to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law, except with respect to the Requisite Stockholder Approvals, which are not waivable) of each of the following conditions:
•	the receipt of the Requisite Stockholder Approvals;
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the expiration or termination of the applicable waiting period under the HSR Act, and any extensions thereof, (which waiting period expired at 11:59 p.m., Eastern time, on June 27, 2024) and the antitrust laws disclosed in the confidential disclosure letter to the merger agreement, or all requisite consents, directions or orders required to consummate the Merger shall have been obtained;

•
the expiration of the review period (phase one) or issuance of an approval decision pursuant to the Austrian Federal Cartel Act (which phase one review period expired on June 21, 2024 and Austrian merger control clearance was received on June 21, 2024); and

•
no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any governmental authority of competent jurisdiction preventing the consummation of the Merger shall be in effect, nor shall any action have been taken by any such governmental authority, and no statute, rule, regulation or order shall have been enacted, entered, enforced or deemed applicable to the Merger that, in each case, prohibits, makes illegal, or enjoins the consummation of the Merger.

In addition, the obligations of the Buyer Parties to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by the Buyer Parties:
•
the representations and warranties of Squarespace (other than the representations and warranties in the next two bullets) set forth in the Merger Agreement being true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of May 13, 2024, and as of the Closing Date as if made on and as of each such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty will be true and correct as of such specific date), except for such failures to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, have a Company Material Adverse Effect;

•
the representations and warranties of Squarespace relating to certain aspects of Squarespace’s organization and good standing, corporate power, enforceability, Special Committee approval, Squarespace Board approval, delivery of Centerview’s fairness opinion to the Special Committee, anti-takeover laws, and the absence of brokers other than Centerview and JPM that (1) are not qualified by Company Material Adverse Effect or other materiality qualifications being true and correct in all material respects as of May 13, 2024, and as of the Closing Date as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date), and (2) are qualified by Company Material Adverse Effect or other materiality qualifications being true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of

May 13, 2024, and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date);
•
certain representations and warranties of Squarespace relating to the capitalization of Squarespace being true and correct in all respects (except for any inaccuracies that are de minimis in nature) as of May 13, 2024 and as of the Closing Date as if made on and as of each such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty will be true and correct as of such specific date, except for any inaccuracies that are de minimis in nature);

•
Squarespace having performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed or complied with by Squarespace at or prior to the Closing;

•
the receipt by the Buyer Parties of a certificate of Squarespace, validly executed for and on behalf of Squarespace and in its name by a duly authorized executive officer thereof, certifying that the foregoing conditions to the obligations of the Buyer Parties to consummate the Merger have been satisfied; and

•	no Company Material Adverse Effect having occurred on or after May 13, 2024 that is continuing.
In addition, the obligation of Squarespace to consummate the Merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Squarespace:
•
the representations and warranties of the Buyer Parties set forth in the Merger Agreement being true and correct as of May 13, 2024 and as of the Closing Date as if made at and as of the Closing Date with the same force and effect as if made on and as of each such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty will be true and correct as of such specific date) except for any failure to be so true and correct that would not, individually or in the aggregate, prevent the consummation of the Merger prior to the Termination Date or materially delay the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to the Merger Agreement prior to the Termination Date;

•
the Buyer Parties having performed and complied in all material respects with all covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by the Buyer Parties at or prior to the Closing; and

•
the receipt by Squarespace of a certificate of the Buyer Parties, validly executed for and on behalf of the Buyer Parties and in their respective names by a duly authorized officer thereof, certifying that the foregoing conditions to the obligations of Squarespace to effect the Merger have been satisfied.

Indemnification and Insurance
The Merger Agreement provides that, from and after the Effective Time for six years thereafter, the Surviving Corporation and its subsidiaries will honor and fulfill, in all respects, the obligations of Squarespace and its subsidiaries pursuant to any indemnification agreements between Squarespace or any of its subsidiaries and current or former directors, officers or managers (and any person who becomes a director, officer or manager of Squarespace or any of its subsidiaries prior to the Effective Time), for any acts or omissions by such indemnified persons occurring prior to the Effective Time. In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and its subsidiaries will maintain the provisions with respect to indemnification, advancement of expenses and exculpation from liability as set forth in the certificates of incorporation, bylaws and other organizational documents of Squarespace and its subsidiaries as of the date of the Merger Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any adverse manner except as required by applicable law.
In addition, the Merger Agreement provides that, during the six-year period commencing at the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless each current or former director or officer of Squarespace and its subsidiaries (and any person who becomes a director or officer of Squarespace or any of its subsidiaries prior to the Effective Time), to the fullest extent permitted by law or pursuant to any indemnification agreements with Squarespace and its subsidiaries in effect on the date of the

Closing, from and against all costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any actual or threatened Legal proceeding or other matter, whether civil, criminal, administrative or investigative, to the extent that such actual or threatened legal proceeding or other matter is based on, arising out of or relating to the fact that such person is or was a director, officer, member, manager or employee of Squarespace or its subsidiaries or such person is or was serving at the request of or with the knowledge and consent of Squarespace and its subsidiaries as a director, officer, member, manager or fiduciary of another person and based on, arising out of or relating to any act, omission, fact, circumstance or other matter occurring or existing on or prior the Effective Time. Parent shall cause the Surviving Corporation and its subsidiaries to, and the Surviving Corporation and its subsidiaries shall, advance such costs, fees and expenses incurred by or on behalf of the indemnified persons on a current basis (but no later than thirty days after the submission of invoices) to the fullest extent permitted by applicable law to repay such advances if it is determined in a final and non-appealable adjudication of a court of competent jurisdiction that such indemnified person is not entitled to indemnification.
In addition, the Merger Agreement requires the Surviving Corporation to, and Parent to cause the Surviving Corporation to, maintain, on terms that are equivalent to those of Squarespace’s directors’ and officers’ liability insurance in effect on May 13, 2024, for a period of six years commencing at the Effective Time. The Surviving Corporation will not be required to pay annual premiums for such policy in excess of 300% of the aggregate annual premiums currently paid by Squarespace for its last full fiscal year, and if the premium for such insurance coverage would exceed such amount, the Surviving Corporation is obligated to obtain the greatest coverage available for a cost not exceeding such amount.
The Merger Agreement permits Squarespace to purchase a prepaid six-year “tail” policy on terms that are no less favorable than those of Squarespace’s directors’ and officers’ liability insurance policies as in effect on May 13, 2024, so long as the aggregate premium for such “tail” policy does not exceed 300% of the amount paid by Squarespace for coverage for its last full fiscal year, and if the premium for such insurance coverage would exceed such amount, the Surviving Corporation may obtain the most advantageous coverage available for a cost not exceeding such amount.
For more information, please refer to the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger.”
Other Covenants
Stockholders’ Meeting
Squarespace has agreed to take all necessary action (in accordance with applicable law, NYSE rules and Squarespace’s organizational documents) to establish a record date for, duly call, give notice of, convene and hold the Special Meeting as promptly as reasonably practicable following the mailing of this proxy statement for the purpose of voting upon the adoption of the Merger Agreement and the approval of the Merger.
Transaction Litigation
Prior to the Effective Time, Squarespace will: (1) provide Parent with prompt notice of all stockholder litigation relating to the Merger Agreement or the Merger, (2) keep Parent reasonably informed on a current basis with respect to status thereof (and furnish Parent with copies of communications received or documents filed), (3) consult with Parent on, and consider in good faith all of Parent’s comments to, all filings, pleadings and responses proposed to be filed or submitted by or on behalf of Squarespace prior to such filing or submission, (4) give Parent the opportunity to participate in the defense, settlement or prosecution of any such litigation, including by giving Parent the opportunity to attend and participate in any external meetings and (5) consult with Parent with respect to the proposed strategy, material actions and significant decisions (including relating to defense, settlement and prosecution) with respect to any such litigation. Squarespace may not compromise or settle, or agree to compromise or settle, any such litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).
Regulatory Efforts
Squarespace and the Buyer Parties have agreed to use their respective reasonable best efforts to consummate and make effective, as promptly as practicable, the Merger, including by causing the conditions to the Merger to be satisfied. If necessary to receive clearance of the Merger pursuant to the HSR Act or the Austrian Federal Cartel Act, the Buyer Parties must commit to and effect, by consent decree, hold separate order or otherwise, the sale or other disposition of such assets or businesses of Squarespace as are required to avoid the entry of, effect the dissolution of or vacate or lift any order that would have the effect of preventing or materially delaying the consummation of the Merger.
Equity Financing
Subject to the terms and conditions of the Merger Agreement, Parent shall (without Squarespace’s prior written consent):
•
not amend, modify, supplement, replace or waive any provision or remedy pursuant to, the Equity Commitment Letters if such amendment, modification, supplement, replacement or waiver would, or would reasonably be expected to, (a) reduce the aggregate amount of the financing such that the Buyer Parties will not have sufficient cash proceeds to pay the requisite amounts and consummate the transactions contemplated by the Merger Agreement; (b) adversely affect the ability of the Buyer Parties to timely consummate the transactions contemplated by the Merger Agreement, including the ability to pay the requisite amount in full; (c) (i) impose new or additional conditions to the funding of the financing or (ii) expand, amend or modify any of the existing conditions to the funding of the financing in a manner that could make the funding of the financing less likely to occur or prevent, materiality hinder, or delay the Closing; (d) delay or prevent the Closing Date or make the timely funding of the financing or the satisfaction of the conditions to obtaining the financing less likely to occur in any respect; (e) adversely impact the ability of Parent to enforce its rights against the other parties to the financing commitments; or (f) result in the termination of any financing commitment or any definitive agreement related thereto; and

•
use its reasonable best efforts to, and cause its applicable affiliates to, do everything necessary, proper and advisable to arrange and obtain the Equity Financing on the terms and conditions described in the Equity Commitment Letter.

Debt Financing
Prior to the Effective Time, subject to the limitations set forth in the Merger Agreement, Squarespace will, and will use its reasonable best efforts to cause each of its subsidiaries and its and their respective representatives to, use its and their respective reasonable best efforts to provide Parent with reasonable and customary cooperation to assist the Buyer Parties in arranging the Debt Financing. Squarespace’s obligations include reasonably assisting with the marketing efforts for the Debt Financing (including the preparation of customary marketing materials) and providing reasonable assistance in connection with the pledging and granting of security interests in the property of Squarespace (provided, that such security interests will not take effect prior to the Effective Time).
Squarespace, its subsidiaries, its affiliates and their respective representatives have no obligation under the Merger Agreement to take actions in connection with the Debt Financing that would or would reasonably be expected to (1) cause any representation, warranty or covenant in the Merger Agreement to be breached by Squarespace, require any waiver or amendment of any term of the Merger Agreement or cause any condition to Closing to fail to be satisfied; (2) require Squarespace to pay any fees or provide any indemnities (except to the extent concurrently reimbursed or indemnified by Parent); (3) require Squarespace to execute any documents (subject to customary exceptions), (4) unreasonably interfere with the conduct of the business of Squarespace or create an unreasonable risk of damage to any property of Squarespace; (5) change any fiscal period; (6) require any Squarespace corporate action to be effective prior to the Closing; (7) require delivery of any legal opinion, reliance letter or comfort letter; (8) provide access or disclosure that could jeopardize attorney-client privilege, attorney work product protections or other legal privilege or similar protection; (9) take any action that Squarespace determines could conflict with or violate the organizational documents of Squarespace or any applicable Laws or fiduciary duty or would result in breach of any applicable contract or permit; (10) cause any officers, directors, manager, employees, advisors, accountants, consultants, auditors, agents or other representatives of Squarespace to incur or take any other action that could reasonably be expected to result in any personal liability; (11) require any representations, warranties or certifications to be made prior to the Effective Time; or (12) require any liens to be placed on Squarespace’s property prior to the Effective Time.
Obtaining the Debt Financing is not a condition to the Closing. If the Debt Financing has not been obtained, the Buyer Parties will each continue to be obligated, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, to consummate the Merger.

Repaid Indebtedness
At the Closing, the Buyer Parties must, on behalf of Squarespace and its subsidiaries, pay, or cause to be paid, all amounts specified in the payoff letters to fully discharge the then-outstanding obligations under all third-party Indebtedness specified in the previously disclosed confidential disclosure letter to the Merger Agreement (other than (a) any contingent indemnification obligations as to which no claim has been asserted and (b) any other obligations which, by their terms, are to survive the termination of any such contract containing such third-party indebtedness) (such Indebtedness, collectively, the “Repaid Indebtedness”), in accordance with the payoff letters with respect to such Repaid Indebtedness. Squarespace shall deliver, or cause to be delivered, the payoff letters to Parent not less than two business days prior to the Closing Date.
No Employment Discussions
Except as approved by the Squarespace Board or Special Committee, at all times during the period commencing on May 13, 2024 and continuing until the earlier to occur of the termination of the Merger Agreement and the receipt of the Requisite Stockholder Approvals, Parent will not, and will cause certain persons in the previously disclosed confidential disclosure letter to the Merger Agreement and any of their respective controlled affiliates not to, make or enter into, or commit or agree to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any executive officer of Squarespace (a) regarding any continuing employment or consulting relationship with the Surviving Corporation or its affiliates; (b) pursuant to which any such individual would be entitled to receive consideration of a different amount or nature than the consideration to which such individual is entitled pursuant to the Merger Agreement; or (c) pursuant to which such individual would agree to provide, directly or indirectly, equity investment to the Buyer Parties or Squarespace or their respective affiliates (other than in the case of the Rollover Stockholders) in connection with the Merger.
Termination of the Merger Agreement
The Merger Agreement may only be validly terminated:
at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approvals) by mutual written agreement of Parent and Squarespace;
by either Squarespace or Parent at any time prior to the Effective Time:
•
whether prior to or after the receipt of the Requisite Stockholder Approval, if (1) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger is in effect that, in each case, prohibits, restricts, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable, or (2) any law or order has been enacted, entered, enforced or deemed applicable to the Merger that prohibits, restricts, makes illegal or enjoins the consummation of the Merger, except that the right to terminate the Merger Agreement will not be available to any party if such party’s material breach of any provision of the Merger Agreement has been the primary cause of, or primarily resulted in, such final, non-appealable injunction, judgement, order or law;

•
whether prior to or after the receipt of the Requisite Stockholder Approvals if the Closing has not occurred by the Termination Date, except that the right to terminate the Merger Agreement will not be available to any party whose material breach of its obligations under the Merger Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to have occurred prior to the Termination Date; or

•
if Squarespace fails to obtain the Requisite Stockholder Approvals at the Special Meeting (or any adjournment or postponement thereof) at which a vote is taken on the adoption of the Merger Agreement, except that the right to terminate the Merger Agreement will not be available any party whose material breach of its obligations under the Merger Agreement has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approvals at the Special Meeting (or any adjournment or postponement thereof).

by Squarespace:
•
whether prior to or after the receipt of the Requisite Stockholder Approvals, if (1) all of the conditions to Closing are satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), (2) Parent fails to consummate the transactions contemplated by the Merger Agreement by the date that is three business days after the first date on which Parent is required to consummate the Closing, (3) Squarespace has irrevocably confirmed to Parent in writing that (A) all conditions to Closing have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), and (B) Squarespace is ready, willing and able to consummate the Closing and (4) the Merger shall not have been consummated within three business days following delivery of such confirmation;
•
whether prior to or after the receipt of the Requisite Stockholder Approvals, if Parent has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform or inaccuracy would result in a failure of a condition to Closing; provided that (1) if such breach or failure to perform is capable of being cured by the Termination Date, Squarespace will not be entitled to terminate the Merger Agreement prior to the delivery by Squarespace to Parent of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating Squarespace’s intention to terminate the Merger Agreement and the basis for such termination, except that Squarespace will not be entitled to terminate the Merger Agreement if such breach or failure to perform has been cured prior to such termination, and (2) that the right to terminate the Merger Agreement will not be available to Squarespace if it is then in breach of any provision of the Merger Agreement or has failed to perform or comply with, or there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach, failure to perform or inaccuracy would give rise to the failure of the conditions to Closing; or

•
prior to receipt of the Requisite Stockholder Approvals if (1) Squarespace has received a Superior Proposal; (2) the Squarespace Board (or a committee thereof), upon the recommendation of the Special Committee, or the Special Committee has authorized Squarespace to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by such Superior Proposal; (3) Squarespace has complied in all material respects with the Merger Agreement with respect to such Superior Proposal; and (4) concurrently with such termination Squarespace enters into such Alternative Acquisition Agreement and pays the Company Termination Fee due to Parent in accordance with the Merger Agreement; and

by Parent:
•
whether prior to or after the receipt of the Requisite Stockholder Approvals, if Squarespace has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform or inaccuracy would result in a failure of a condition to Closing, except that if such breach or failure to perform is capable of being cured by the Termination Date, Parent will not be entitled to terminate the Merger Agreement prior to the delivery by Parent to Squarespace of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating Parent’s intention to terminate the Merger Agreement and the basis for such termination, except that Parent will not be entitled to terminate the Merger Agreement if such breach or failure to perform has been cured prior to such termination (to the extent capable of being cured); provided that Parent shall not have the right to terminate the Merger Agreement if it has materially breached any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition to Closing as of the date of termination; or

•	if, prior to the receipt of the Requisite Stockholder Approvals, the Squarespace Board (or a committee thereof, including the Special Committee) has effected a Recommendation Change.
Company Termination Fee
If the Merger Agreement is validly terminated in specified circumstances, Squarespace may be required to pay the Company Termination Fee.
Squarespace must pay the Company Termination Fee if:
•
the Merger Agreement is validly terminated (1) by either Parent or Squarespace because the Closing has not occurred by the Termination Date, (2) by either Parent or Squarespace because Squarespace fails to obtain the Requisite Stockholder Approvals, or (3) by Parent because Squarespace has breached or failed to perform its representations, warranties, covenants or other agreements contained in the Merger Agreement, and, in the case of clauses (1) and (2), the terminating party’s material breach of the Merger Agreement has not been the primary cause of, or primarily resulted in, the circumstances giving rise to the termination right, and in the case of clause (3), the closing conditions relating to the Buyer Parties’ representations and warranties and covenants would be satisfied if the date of such termination was the Closing Date;
•
since the date of the Merger Agreement and prior to its termination under one of the circumstances described in clauses (1), (2) and (3) of the preceding bullet, an Acquisition Proposal for an Acquisition Transaction has been made to Squarespace or the Squarespace Board or publicly announced or publicly disclosed and not withdrawn or otherwise abandoned prior to such termination; and

•
within 12 months following the termination of the Merger Agreement under the circumstances described above, either an Acquisition Transaction is consummated or Squarespace enters into a definitive agreement providing for the consummation of an Acquisition Transaction.

Squarespace will pay the Company Termination Fee in such instance concurrently with the consummation of such Acquisition Transaction. For purposes of determining whether a Company Termination Fee is payable in this instance, all references to “15%” in the definition of “Acquisition Transaction” are deemed to be references to “50%”.
Additionally, if the Merger Agreement is validly terminated by Parent, at any time prior to obtaining the Requisite Stockholder Approvals, because the Squarespace Board (or a committee thereof, including the Special Committee) has effected a Recommendation Change, Squarespace must promptly (and in any event within two business days) following such termination pay or cause to be paid to Parent (as directed by Parent) the Company Termination Fee.
If the Merger Agreement is validly terminated by Squarespace, at any time prior to obtaining the Requisite Stockholder Approvals in order to enter into Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by a Superior Proposal with the authorization of the Squarespace Board (or a committee thereof), upon the recommendation of the Special Committee, or the Special Committee, and Squarespace has complied with its obligations under the no-shop provisions of the Merger Agreement, then prior to or concurrently with such termination, Squarespace must pay or cause to be paid to Parent (as directed by Parent) the Company Termination Fee.
Parent Termination Fee
If the Merger Agreement is validly terminated in specified circumstances, Parent may be required to pay Squarespace a termination fee of $231,816,666.67.
Parent must pay the Parent Termination Fee if:
•
the Merger Agreement is validly terminated by Squarespace because (1) all of the conditions to Closing are satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), (2) Parent fails to consummate the transactions contemplated by the Merger Agreement by the date that is three business days after the first date on which Parent is required to consummate the Closing, (3) Squarespace has irrevocably confirmed to Parent in writing that (A) all conditions to Closing have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), and (B) Squarespace is ready, willing and able to consummate the Closing and (4) the Merger shall not have been consummated within three business days following delivery of such confirmation;

•
the Merger Agreement is validly terminated by Squarespace because Parent has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform or inaccuracy would result in a failure of a condition to Closing, subject to the cure periods and other limitations set forth in the subsection herein captioned “—Termination of the Merger Agreement”; or

•
the Merger Agreement is validly terminated by either Parent or Squarespace because the Closing has not occurred by the Termination Date, and, at such time of termination, Squarespace could have terminated the Merger Agreement because of either of the circumstances described in the two bullets above.

Specific Performance
The Buyer Parties and Squarespace are entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity, provided that Squarespace may only cause Parent to exercise its rights to enforce the obligations of the Equity Investors under the Equity Commitment Letter in order to cause the Equity Financing to be funded if (i) all closing conditions to the Buyer Parties’ obligations to consummate the Merger have been satisfied or waived, (ii) the Debt Financing (or any alternative debt financing) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, (iii) Parent has failed to consummate the Closing at the time when it was required to do so under the Merger Agreement and (iv) Squarespace has irrevocably confirmed in writing to Parent and Merger Sub that if specific performance were granted and the Financing were funded, then the Closing would occur in accordance with the Merger Agreement.
Limitations of Liability
The maximum aggregate liability of the Buyer Parties or any of their affiliates for breaches under the Merger Agreement, the Fee Funding Agreement or the Equity Commitment Letters (taking into account the payment of the Parent Termination Fee, if applicable) will not exceed $251,816,666.67. The maximum aggregate liability of Squarespace for breaches under the Merger Agreement (taking into account the payment of the Company Termination Fee, if applicable) will not exceed $218,700,000 in the aggregate for all such breaches. Notwithstanding such limitations of liability, the Buyer Parties and Squarespace will be entitled to an injunction, specific performance or other equitable relief as provided in the Merger Agreement.
Fees and Expenses
Except in certain specified circumstances, whether or not the Merger is completed, Squarespace, on the one hand, and the Buyer Parties, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement.
Amendment
The Merger Agreement may be amended in writing signed on behalf of each of the Buyer Parties and Squarespace (pursuant to authorized action by the Special Committee) at any time before or after the adoption of the Merger Agreement by Squarespace stockholders. However, after the approval of the Merger Agreement by Squarespace stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval.
Governing Law
The Merger Agreement is governed by Delaware law, except that any legal proceeding involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing, the Debt Financing Commitment or the performance of services thereunder or related thereto is governed by New York law.

THE SUPPORT AGREEMENTS
Concurrently with the execution and delivery of the Merger Agreement on May 13, 2024, and as a condition and inducement to Parent’s and Squarespace’s willingness to enter into the Merger Agreement, the Rollover Stockholders each entered into a Support Agreement with Parent and Squarespace. As of May 31, 2024, Casalena, General Atlantic and Accel beneficially owned approximately 75.9%, 10.6% and 2.6%, respectively, of the outstanding voting power of Squarespace’s capital stock as of such date.
Pursuant to the Support Agreements, each of the Rollover Stockholders agreed, among other things, (1) to vote (or cause its controlled affiliates to vote) all shares of Squarespace Common Stock owned by them (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and various related matters and, (ii) against any reorganization, dissolution, liquidation, wind-up or similar extraordinary transaction involving Squarespace except as contemplated by the Merger Agreement and affirmatively against any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger, (2) not to take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the transactions contemplated by the Merger Agreement, (3) not to transfer their shares of Squarespace Common Stock prior to the termination of its respective Support Agreement (unless to certain permitted affiliates), (4) to waive, and not to assert, any rights of appraisal or rights to dissent in connection with the Merger Agreement and the Merger, (5) to waive the right to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL (including by taking all actions necessary to opt out of any class in any class action claim) relating to the negotiation, delivery or execution of the Merger Agreement and the Support Agreements or the consummation of the Merger, including for alleged breaches of any fiduciary duty of the Squarespace Board or the Special Committee in connection with the Merger Agreement and the Merger, and (6) to terminate the Voting and Support Agreement, dated May 10, 2021, effective as of the Effective Time.
Additionally, Subject to the terms and conditions of the Support Agreements, among other things, the Rollover Stockholders are prohibited from transferring any of their respective Rollover Shares while the Support Agreements are in effect.
In addition, pursuant to the Support Agreements and subject to the terms and conditions described in the section of this proxy statement captioned “Special Factors—Financing of the Merger”, among other things, each of the Rollover Stockholders will contribute a portion of the shares of Squarespace Common Stock it owns to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange will happen immediately prior to the Closing and, solely as a result of such contribution and exchange, each of Casalena, the General Atlantic Rollover Stockholder and the Accel Rollover Stockholders (together, as applicable, with their respective affiliates) will own approximately 33.4%, 8.5% and 0.5% of such direct or indirect parent company, respectively, following the consummation of such contribution and exchange (with respect to the Accel Rollover Stockholders, such percentage does not reflect the Accel Equity Commitment). As a result of the Merger, the shares of Squarespace Common Stock contributed to such direct or indirect parent company of Parent by the Rollover Stockholders will be cancelled and extinguished without any conversion thereof or consideration paid therefor along with the other Owned Company Shares.
Each of the Support Agreements will terminate at the earliest of (1) the valid termination of the Merger Agreement in accordance with its terms, (2) the Effective Time, or (3) any modification, waiver or amendment to the Merger Agreement effected without consent of the applicable Rollover Stockholder that (x) reduces the Per Share Price or changes the form of consideration, imposes any non-immaterial conditions, requirements or restrictions on such Rollover Stockholder’s right to receive the cash consideration payable or materially delays the timing of payment or (y) would require the consent of such Rollover Stockholder under the Interim Investors Agreement.
Pursuant to the Support Agreements, each party to the Support Agreements, respectively, will be entitled to an injunction, specific performance of the terms of the Support Agreements, respectively, and other equitable relief to prevent breaches (or threatened breaches) of the Support Agreements, respectively, by any other party to such Support Agreement. The Support Agreements are governed by Delaware law. The venue for disputes relating to the Support Agreements is the Chosen Courts (as defined in the Merger Agreement).

INTERIM INVESTORS AGREEMENT
Concurrently with the execution and delivery of the Merger Agreement, Spaceship Intermediate I, LP, an indirect parent of Parent (“Lead Investor”), Anthony Casalena, the Casalena Rollover Stockholders, the General Atlantic Rollover Stockholder and the Accel Investors (collectively, the “Investors”) entered into the Interim Investors Agreement setting forth certain terms and conditions governing the relationship among the parties thereto until the termination of the Merger Agreement or the consummation of the Merger. The Interim Investors Agreement provides for, among other things, subject to certain limitations or exceptions therein, (i) control by Lead Investor over the actions or omissions of Parent and Merger Sub, (ii) the right of Lead Investor to cause Parent to enter into third party debt financing arrangements on the terms outlined in the Debt Commitment Letter, (iii) the right of Parent, acting at the direction of Lead Investor to enforce (including by specific performance) the provisions of each Equity Commitment Letter and the Support Agreements, (iv) the allocation of certain fees and expenses incurred by the Investors in connection with the Merger Agreement and the transactions contemplated thereby, (v) certain obligations of the Investors to cooperate in obtaining all applicable governmental or regulatory approvals and regarding securities filings, in each case, as required in connection with the Merger Agreement and the transactions contemplated thereby and (vi) the right of Lead Investor, subject to the consent of certain Investors, at or prior to the consummation of the Merger, to cause Parent to enter into agreements with members of management of the Company and its subsidiaries.

PROVISIONS FOR UNAFFILIATED COMPANY STOCKHOLDERS
No provision has been made (1) to grant Squarespace’s unaffiliated security holders access to the corporate files of Squarespace, any other party to the Merger or any of their respective affiliates, or (2) to obtain counsel or appraisal services at the expense of Squarespace or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING SQUARESPACE
Company Background
Squarespace was formed as a Delaware corporation in October 2007 under the name Squarespace, Inc. Squarespace is a leading all-in-one platform for businesses and independent creators to build an online presence, grow their brands and manage their businesses across the internet. Squarespace offers websites, domains, e-commerce, tools for managing a social media presence, marketing tools, scheduling and hospitality services. Squarespace’s mission is for the ease of use of its products to provide anyone the ability to participate in the opportunity that comes from publishing and transacting on the internet, and for its design-centric and comprehensive tools to help them stand out and succeed. Squarespace’s domains, website, marketing and social media management tools provide an online presence with best-in-class design and a consistent brand experience, and Squarespace’s commerce solutions include tools for selling digital content, classes, appointments, reservations and events, physical goods and more. See the section of this proxy statement captioned “Where You Can Find Additional Information.” Squarespace Class A Common Stock is listed on the NYSE under the symbol “SQSP.” Squarespace’s corporate offices are located at 225 Varick Street, 12th Floor, New York, New York 10014. Squarespace’s corporate website is www.squarespace.com. The information contained in, or that can be accessed through, Squarespace’s website is not part of this proxy statement.
Directors and Executive Officers
The Squarespace Board currently consists of seven members. The persons listed below are Squarespace’s directors and executive officers as of the date of this proxy statement. The Merger Agreement provides, however, that the directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation immediately following the Merger. The Merger Agreement provides that the officers of Squarespace immediately prior to the Effective Time will be the initial officers of the Surviving Corporation immediately following the Merger. Following the Merger, each executive officer will serve until a successor is elected or appointed and qualified or until the earlier of his or her death, resignation or removal, as the case may be.
There are no family relationships among any of Squarespace’s directors or executive officers. During the past five years, neither Squarespace nor any of Squarespace’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Squarespace nor any of Squarespace’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. The ages given below are as of May 31, 2024. Each of the individuals listed below is a citizen of the United States and can be reached at c/o Squarespace, Inc., 225 Varick Street, 12th Floor, New York, New York 10014.
Name	Age	Current Position and Office
Anthony Casalena	42	Founder, Chief Executive Officer and Chairperson of the Board
Andrew Braccia	49	Director
Michael Fleisher	59	Director
Jonathan Klein	64	Director
Liza Landsman	55	Director
Anton Levy	49	Director
Neela Montgomery	49	Director
Nathan Gooden	49	Chief Financial Officer and Treasurer
Paul Gubbay	56	Chief Product Officer
Courtenay O’Connor	44	General Counsel and Secretary
Executive Officers
Below is information about Squarespace’s executive officers:
Anthony Casalena is the Founder and Chief Executive Officer of Squarespace, which he started from his dorm room in 2003. During the company’s early years, Mr. Casalena acted as the sole engineer, designer and support representative for the Squarespace platform. In addition to running the company and setting overall product strategy, Mr. Casalena remains actively involved in many departments of the company that he had previously run himself. Mr. Casalena holds a B.S. in Computer Science from the University of Maryland.
Nathan Gooden has served as Squarespace’s Chief Financial Officer and Treasurer since October 2022. Mr. Gooden served as Chief Financial Officer of Amazon Alexa from January 2017 to October 2022, becoming Vice President in March 2022. Previously, Mr. Gooden was Chief Financial Officer of Spacepointe Limited, a global payments technology company, from January 2016 to December 2016. Prior to Spacepointe Limited, Mr. Gooden was a founding member of Solavei LLC, a social commerce company, where he served as Chief Financial Officer from June 2014 to February 2016. Mr. Gooden graduated from Oral Roberts University with a Bachelor of Science in Accounting.
Paul Gubbay has served as Squarespace’s Chief Product Officer since July 2020. Prior to joining Squarespace, Mr. Gubbay spent 15 years at Adobe Inc. as Vice President of Design and Web, responsible for a wide span of Adobe’s Creative Cloud products including Illustrator, InDesign, XD and Spark.
Courtenay O’Connor has served as Squarespace’s General Counsel and Secretary since November 2017. From November 2016 to November 2017, Ms. O’Connor served as Squarespace’s Senior Counsel. From April 2015 to November 2016, Ms. O’Connor served as Deputy General Counsel of Gizmodo Media Group, LLC. Ms. O’Connor holds a J.D. from The University of Michigan Law School and a B.A. from Wellesley College.
Non-Employee Directors
Below is information about Squarespace’s non-employee directors:
Andrew Braccia has served as a member of Squarespace’s board of directors since July 2010. Since April 2007, Mr. Braccia has been a Partner at Accel. Mr. Braccia served as a member of the board of directors of UserTesting, Inc. until January 2023, served as a member of the board of directors of Slack Technologies, Inc. until July 2021, and is also a member of the board of directors of several private technology companies. Mr. Braccia holds a B.S. in Business Administration from the University of Arizona.
Michael Fleisher has served as a member of Squarespace’s board of directors since December 2018. Mr. Fleisher served as Chief Financial Officer of Wayfair Inc. from October 2013 to November 2022. Prior to joining Wayfair, Mr. Fleisher served at Warner Music Group as the Vice Chairman, Strategy and Operations from 2008 to 2011 and also served as Executive Vice President and Chief Financial Officer from 2005 to 2008. He was previously the Chief Executive Officer of Gartner, Inc. from 1999 to 2004. Mr. Fleisher has served on the board of directors of Goat Group since January 2021. Mr. Fleisher received a B.S. from the University of Pennsylvania’s Wharton School of Business.
Jonathan Klein has served as a member of Squarespace’s board of directors since July 2010. Mr. Klein led Getty Images as a Co-Founder and Chief Executive Officer for more than 20 years and currently serves on the board of directors. Mr. Klein also serves on the board of directors of Etsy, Inc. and as Chairman of the Board of Jumia Technologies AG. He currently serves as a director of multiple private companies and non-profit organizations. Mr. Klein received an L.L.M. from the University of Cambridge.
Liza Landsman has served as a member of Squarespace’s board of directors since December 2018. Ms. Landsman joined Stash Financial, Inc. (“Stash”) in February 2023 as its Chief Executive Officer. Prior to Stash, Ms. Landsman was a General Partner at New Enterprise Associates (“NEA”) from February 2018 to January 2023. Prior to joining NEA, Ms. Landsman was President of Jet.com, Inc. where she was a founding member of the executive team and later, following Jet.com’s acquisition, of Walmart Inc.’s U.S. E-commerce leadership team. Ms. Landsman currently serves on the board of directors of Choice Hotels International, Inc. and previously served on the board of directors of Veritiv Corporation. Ms. Landsman received a B.A. from Cornell University.
Anton Levy has served as a member of Squarespace’s board of directors since April 2014. Mr. Levy is Co-President, Managing Director and Chairman of Global Technology at General Atlantic. Mr. Levy also serves on General Atlantic’s Investment Committee. Mr. Levy serves as a board observer for certain public companies and as a director, board observer or trustee for several private companies and organizations. Mr. Levy holds a B.S. in Commerce from the University of Virginia and an MBA from Columbia Business School.
Neela Montgomery has served as a member of Squarespace’s board of directors since August 2022. Ms. Montgomery is the CEO of Orveon Global, a beauty company with brands that sell in over 40 countries, and is also a member of the Board of Directors. Before starting this role in 2024, Ms. Montgomery was a Board Partner with Greycroft, a venture capital firm, from January 2022 to January 2024. Ms. Montgomery also serves as a non-executive director of Logitech International S.A. since September 2017, Fetch since November 2022 and St. Jude Children’s Research Hospital since 2022. Ms. Montgomery was the President and Executive Vice President of CVS Pharmacy, the retail and pharmacy division of CVS Health, a diversified health services company, from November 2020 until January 2022 and oversaw over 10,000 pharmacies and 160,000 associates. Before that, she was the Chief Executive Officer of Crate & Barrel Holdings, Inc., a global home furnishings retailer, from August 2017 to August 2020. Ms. Montgomery was a Member of the Executive Board for Multichannel Retail at the Otto Group, GmbH, a globally operating retail and services group, from November 2014 to August 2017, overseeing all Group companies that operate in e-commerce and store-based retail as well as serving as Executive Chairwoman of Group operating companies including Crate & Barrel. Prior to joining the Otto Group, Ms. Montgomery was the UK General Merchandise Director on the UK Board of Tesco Plc, one of the world’s largest retailers, from June 2012 to June 2014. She served at Tesco since 2002, including as UK E-Commerce Director from March 2011 to December 2012 and as Chief Merchant for Tesco Malaysia from July 2007 to May 2011. Ms. Montgomery studied English literature at Oxford University and holds an MBA from INSEAD having studied in France and Singapore. She is also a 2020 Henry Crown Fellow at the Aspen Institute.
Selected Historical Consolidated Financial Data
Set forth below is certain selected historical consolidated financial data relating to Squarespace. The historical unaudited selected financial data as of and for the nine month period ended March 31, 2024, and the audited selected financial data as of and for the fiscal years ended December 31, 2023 and December 31, 2022, have been taken from Squarespace’s consolidated financial information and statements.
This information is only a summary. The selected historical consolidated financial data as of December 31, 2023 and December 31, 2022 should be read in conjunction with Squarespace’s annual report on Form 10-K for the fiscal year ended December 31, 2023, and the selected historical consolidated financial data as of and for the nine month period ended March 31, 2024 should be read in conjunction with Squarespace’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2024, each of which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by Squarespace with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find Additional Information.” Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Summary Consolidated Balance Sheets
	March 31,	December 31,
	2024	2023	2022
	(in thousands)	(in thousands)
Cash and cash equivalents	$241,905	$257,702	$197,037
Total current assets	$433,678	$374,215	$327,893
Total assets	$965,469	$921,759	$730,517
Total current liabilities	$617,262	$549,778	$438,153
Total liabilities	$1,231,742	$1,182,111	$1,033,508
Stockholders’ deficit	$(266,273)	$(260,352)	$(302,991)
Summary Consolidated Statements of Operations and Comprehensive Income (Loss)
	Years Ended December 31,
	2023	2022	2021
	(in thousands, except per share information)
Revenue	$1,012,336	$866,972	$784,038
Gross profit	$804,816	$714,317	$657,407
Operating income/(loss)	$83,728	$(211,814)	$(240,874)
Net loss	$(7,081)	$(252,221)	$(249,149)
Net income (loss) per share, basic and dilutive	$(0.05)	$(1.82)	$(2.60)

	Three Months Ended March 31,
	2024	2023
	(in thousands) (unaudited)
Net income	$144	$502
Other comprehensive income
Foreign currency translation adjustment	44	258
Unrealized (loss)/gain on marketable securities, net of income taxes	(27)	216
Total other comprehensive income	17	474
Total comprehensive income	$ 161	$ 976
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of Squarespace Common Stock as of May 31, 2024 by:
•	each person known by Squarespace to be the beneficial owner of more than five percent of Squarespace Common Stock;
•	each of Squarespace’s named executive officers;
•	each of Squarespace’s directors; and
•	all of Squarespace’s executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 137,877,917 shares of Squarespace Common Stock outstanding as of May 31, 2024, including 90,033,162 shares of Class A Common Stock and 47,844,755 shares of Class B Common Stock. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Squarespace Common Stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of May 31, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. The information below does not include the Squarespace RSUs granted to each non-employee director on June 4, 2024, in connection with Squarespace’s non-employee director compensation policy, each of which covers 6,197 shares of Squarespace Common Stock and are subject to prorated vesting in connection with the Merger.
Unless otherwise indicated, the address of each beneficial owner listed below is 225 Varick Street, 12th Floor, New York, New York 10014. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Number of Shares Beneficially Owned
Name of Beneficial Owner	Shares of Class A Common Stock	%	Shares of Class B Common Stock	%	Total Voting †%
5% Stockholders
Entities affiliated with Accel(1)	14,563,386	16.2	—		2.6
Entities affiliated with General Atlantic(2)	10,636,463	11.8	4,958,345	10.4	10.6
Wellington Management Group LLP(3)	9,782,525	10.9	—		1.7
The Vanguard Group(4)	6,345,007	7.0	—		1.1
Named Executive Officers and Directors
Anthony Casalena(5)	2,700,826	3.0	42,886,410	89.6	75.9
Nathan Gooden(6)	69,293	*		*	*
Paul Gubbay(7)	44,986	*		*	*
Courtenay O’Connor(8)	57,296	*		*	*
Andrew Braccia(9)	14,572,025	16.2	—		2.6
Michael Fleisher(10)	75,493	*		*	*

	Number of Shares Beneficially Owned
Name of Beneficial Owner	Shares of Class A Common Stock	%	Shares of Class B Common Stock	%	Total Voting †%
Jonathan Klein(11)	512,772	*		*	*
Liza Landsman(12)	29,173	*		*	*
Anton Levy(13)	25,390	*		*	*
Neela Montgomery(14)	18,298	*		*	*
All executive officers and directors as a group (10 persons)(15)	18,105,552	19.2	42,886,410	89.6	78.5
*	Denotes less than 1.0% of beneficial ownership.
†
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Shares of our Class A common stock entitle the holder to one vote per share, shares of our Class B common stock entitle the holder to ten votes per share.

(1)
Consists of (a) 530,953 shares of Class A common stock held of record by Accel Leaders 3 L.P., (b) 21,982 shares of Class A common stock held of record by Accel Leaders 3 Entrepreneurs L.P., (c) 31,686 shares of our Class A common stock held of record by Accel Leaders 3 Investors (2020) L.P., (d) 12,808,246 shares of Class A common stock held of record by Accel Growth Fund L.P., (e) 250,729 shares of Class A common stock held of record by Accel Growth Fund Strategic Partners L.P. (f) 870,600 shares of Class A common stock held of record by Accel Growth Fund Investors 2010 L.L.C., and (g) 49,190 shares of Class A common stock held by Andrew Braccia. Accel Leaders 3 GP Associates L.L.C. (“AL3A”) is the general partner of the general partner of both Accel Leaders 3 L.P. and Accel Leaders 3 Entrepreneurs L.P., and the general partner of Accel Leaders 3 Investors (2020) L.P., and has the sole voting and investment power. Andrew Braccia, Sameer Gandhi, Ping Li, Ryan Sweeney, and Richard Wong are the directors of AL3A and share such powers. Accel Growth Fund Associates L.L.C. (“AGFA”) is the general partner of both Accel Growth Fund L.P. and Accel Growth Fund Strategic Partners L.P. and has the sole voting and investment power. Andrew Braccia, Kevin Efrusy, Sameer Gandhi, Ping Li, and Richard Wong are the managing members of AGFA and share such powers. Andrew Braccia, Kevin Efrusy, Sameer Gandhi, Ping Li, and Richard Wong are the managing members of Accel Growth Fund Investors 2010 L.L.C. and share the voting and investment powers. The address of the foregoing Accel entities is 500 University Avenue, Palo Alto, California, 94301.

(2)
Consists of (a) 10,611,073 shares of Class A common stock held of record by General Atlantic (SQRS II), LP (“GA SQRS II”), (b) 25,390 shares of Class A common stock held by Anton Levy, an employee of General Atlantic Service Company, L.P. solely for the benefit of General Atlantic Service Company, L.P., and (c) 4,958,345 shares of Class B common stock held of record by GA SQRS II. The following investment funds share beneficial ownership of the shares held by GA SQRS II: General Atlantic Partners 100, L.P. (“GAP 100”), GAP Coinvestments III, LLC (“GAPCO III”), GAP Coinvestments IV, LLC (“GAPCO IV”), GAP Coinvestments V, LLC (“GAPCO V”) and GAP Coinvestments CDA, L.P. (“GAPCO CDA”). GAP 100, GAPCO III, GAPCO IV, GAPCO V, and GAPCO CDA are herein referred to as the “GA Funds.” The general partner of GA SQRS II is General Atlantic (SPV) GP, LLC (“GA SPV”). The general partner of GAP 100 is General Atlantic GenPar, L.P. (“GA GenPar”) and the general partner of GA GenPar is General Atlantic, L.P. (“GA LP”). GA LP, which is controlled by the Partnership Committee* of GASC MGP, LLC (the “GA Partnership Committee”), is the managing member of GAPCO III, GAPCO IV, and GAPCO V, the general partner of GAPCO CDA and the sole member of GA SPV. The GA Partnership Committee is comprised of senior Managing Directors of General Atlantic: CEO and Chairman William E. Ford, David C. Hodgson, Martin Escobari, Gabriel Caillaux, and Christopher G. Lanning. GA LP, GA GenPar, GA SPV, GA SQRS II, and the GA Funds are a “group” within the meaning of Rule 13d-5 of the Exchange Act. The mailing address of the foregoing General Atlantic entities is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055. Each of the members of the Partnership Committee disclaims ownership of the shares. *The Partnership Committee is formerly the Management Committee, with composition effective pending applicable regulatory approvals.

(3)
This information is as of December 31, 2023 and is based solely on a Schedule 13G/A filed by Wellington Management Group LLP and its affiliates with the SEC on April 5, 2024 and includes shares beneficially owned by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. The filing noted that Wellington Management Group LLP is a parent holding company and has shared voting power with respect to 7,653,351 shares of Class A common stock and shared dispositive power with respect to 9,782,525 shares of Class A common stock. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210.

(4)
This information is as of December 31, 2023 and is based solely on a Schedule 13G filed by The Vanguard Group with the SEC on February 13, 2024. The Vanguard Group has shared voting power with respect to 50,875 shares of Class A common stock, sole dispositive power with respect to 6,237,899 shares of Class A common stock, and shared dispositive power with respect to 107,108 shares of Class A common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Consists of (a) 387,500 shares of Class A common stock and 2,050,838 shares of Class B common stock held directly by Anthony Casalena 2019 Family Trust, for which Mr. Casalena is the trustee, and (b) 2,313,326 shares of Class A common stock and 40,835,572 of Class B common stock held directly by Anthony Casalena Revocable Trust, for which Mr. Casalena is the trustee. Each share of Class B common stock is convertible at the option of Mr. Casalena into one share of Class A common stock. Mr. Casalena may be deemed to have voting power and dispositive power over the shares held by the Anthony Casalena 2019 Family Trust and the Anthony Casalena Revocable Trust.

(6)	Consists of 69,293 shares of Class A common stock.
(7)	Consists of 44,986 shares of Class A common stock.
(8)	Consists of 57,296 shares of Class A common stock.
(9)
Consists of (a) 16,751 shares of Class A common stock held directly by Andrew Braccia, (b) 8,639 restricted stock units for shares of Class A common stock that vest within 60 days of May 31, 2024, (c) 32,439 shares of Class A common stock held by AKB Living Trust, of which Andrew Braccia is a trustee and (d) shares held by the entities affiliated with Accel identified in footnote 1.

(10)	Consists of (a) 66,854 shares of Class A common stock and (b) 8,639 restricted stock units for shares of Class A common stock that vest within 60 days of May 31, 2024.
(11)	Consists of (a) 504,133 shares of Class A common stock and (b) 8,639 restricted stock units for shares of Class A common stock that vest within 60 days of May 31, 2024.
(12)	Consists of (a) 20,534 shares of Class A common stock and (b) 8,639 restricted stock units for shares of Class A common stock that vest within 60 days of May 31, 2024.
(13)
Consists of (a) 16,751 shares of Class A common stock and (b) 8,639 restricted stock units for shares of Class A common stock that vest within 60 days of May 31, 2024, in each case, held by Mr. Levy solely for the benefit of General Atlantic Service Company. Mr. Levy disclaims beneficial ownership of the restricted stock units and the shares of Class A common stock.

(14)	Consists of (a) 9,659 shares of Class A common stock and (b) 8,639 restricted stock units for shares of Class A common stock that vest within 60 days of May 31, 2024.
(15)
Consists of (a) 18,803,416 shares of Class A common stock, (b) 42,886,410 shares of Class B common stock, and (c) 92,071 restricted stock units for shares of Class A common stock that vest within 60 days of May 31, 2024.

Prior Public Offerings
During the past three years, none of Squarespace, Parent, Merger Sub or any of their respective affiliates have made any underwritten public offering of shares of Squarespace Common Stock for cash that was registered under the Securities Act, or exempt from registration under Regulation A promulgated thereunder, except as described below.
Follow-On Offerings
September 12, 2023 Equity Offering
On September 12, 2023, Squarespace entered into an underwriting agreement with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, and certain affiliates of General Atlantic, relating to an underwritten public offering of 5,000,000 shares of Squarespace Common Stock at a price to the public of $29.00 per share, with an option exercisable by the underwriters for 30 days to purchase up to an additional 750,000 shares of Squarespace Common Stock from the selling stockholders at the public offering price, less underwriting discounts and commissions.
On September 15, 2023, pursuant to the underwriting agreement, the selling stockholder sold an aggregate of 5,750,000, shares of Squarespace Common Stock in the secondary offering. Squarespace did not receive any of the proceeds from the sale of Squarespace Common Stock, with all proceeds going to the selling stockholders.
The table below sets forth the shares sold, and net proceeds received by the selling stockholder in the secondary offering:
Selling Stockholder	Shares of Common Stock Sold	Total Proceeds
General Atlantic	5,750,000	$160,080,000
November 15, 2023 Equity Offering
On November 15, 2023, Squarespace entered into an underwriting agreement with J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and certain affiliates of General Atlantic, relating to an underwritten public offering of 6,000,000 shares of Squarespace Common Stock at a price to the public of $29.50 per share, with an option exercisable by the underwriters for 30 days to purchase up to an additional 900,000 shares of Squarespace Common Stock from the selling stockholders at the public offering price, less underwriting discounts and commissions.
On November 20, 2023, pursuant to the underwriting agreement, the selling stockholder sold an aggregate of 6,000,000 shares of Squarespace Common Stock in the secondary offering. Squarespace did not receive any of the proceeds from the sale of Squarespace Common Stock, with all proceeds going to the selling stockholders.
The table below sets forth the shares sold, and net proceeds received by the selling stockholder in the secondary offering:
Selling Stockholder	Shares of Common Stock Sold	Total Proceeds
General Atlantic	6,000,000	$177,000,000

Transactions in Squarespace Common Stock
Except as set forth below and in “—Prior Public Offerings” above, and other than the Merger Agreement and agreements entered into in connection therewith, including the Support Agreements (as discussed in the sections of this proxy statement captioned “The Merger Agreement” and “The Support Agreements”), and certain activity related to Squarespace’s equity compensation awards discussed elsewhere in this proxy statement, (1) each of Squarespace, its directors and executive officers, the Purchaser Filing Parties and their respective affiliates have not conducted any transactions with respect to shares of Squarespace Common Stock during the past 60 days, and (2) none of Squarespace or the Purchaser Filing Parties or their respective affiliates have purchased shares of Squarespace Common Stock during the past two years. None of the Rollover Filing Parties have purchased any Squarespace Common Stock during the past two years.
Transactions by Squarespace’s Directors and Executive Officers During the Last 60 Days
The following transactions by Squarespace’s directors and executive officers within the last 60 days were reported on Statements of Changes of Beneficial Ownership on Form 4 filed with the SEC:
Anthony Casalena
Date	Acquisition	Disposition	Price Per Share
May 22, 2024	—	150,000(1)	$43.62(1)
May 23, 2024	—	135,063(1)	$43.50(1)
June 5, 2024	—	38,724(1)	$43.73(1)
June 6, 2024	—	42,586(1)	$43.84(1)
June 17, 2024	—	27,103 (1)	$43.65 (1)
June 18, 2024	—	52,029 (1)	$43.60(1)
July 1, 2024	—	60,012 (1)	$43.52 (1)
July 2, 2024	—	57,372 (1)	$43.53 (1)
July 15, 2024	—	59,882 (1)	$43.78 (1)
July 16, 2024	—	82,888 (1)	$43.81 (1)
(1)	Represents the number of shares of Squarespace Common Stock sold in multiple transactions pursuant to a Rule 10b5-1 trading plan and the weighted average price per share in such transactions.
Jonathan Klein
Date	Acquisition	Disposition	Price Per Share
June 4, 2024	6,197(2)	—	$0.00
June 6, 2024	8,639(1)	—	$0.00
(1)	Represents the number of shares of Squarespace Common Stock sold in multiple transactions pursuant to a Rule 10b5-1 trading plan and the weighted average price per share in such transactions.
(2)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Nathan Gooden
Date	Acquisition	Disposition	Price Per Share
May 20, 2024	32,350(2)	—	$0.00
May 20, 2024	—	16,515(1)	$44.14(1)
May 23, 2024	—	7.916(1)	$43.49(1)
(1)	Represents the number of shares of Squarespace Common Stock sold in multiple transactions pursuant to a Rule 10b5-1 trading plan and the weighted average price per share in such transactions.
(2)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.

Courtenay O’Connor
Date	Acquisition	Disposition	Price Per Share
May 20, 2024	3,504(2)	—	$0.00
May 20, 2024	4,482(2)	—	$0.00
May 20, 2024	—	4,417(1)	$44.14(1)
May 23, 2024	—	3,569(1)	$43.48(1)
(1)	Represents the number of shares of Squarespace Common Stock sold in multiple transactions pursuant to a Rule 10b5-1 trading plan and the weighted average price per share in such transactions.
(2)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Paul Gubbay
Date	Acquisition	Disposition	Price Per Share
May 20, 2024	—	4,705(1)	$44.14
May 20, 2024	4,122(2)	—	$0.00
May 20, 2024	4,383(2)	—	$0.00
June 12, 2024	—	2,500(1)	$43.82
July 12, 2024	—	2,500(1)	$43.72
(1)	Represents the number of shares of Squarespace Common Stock sold in multiple transactions pursuant to a Rule 10b5-1 trading plan and the weighted average price per share in such transactions.
(2)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Andrew Braccia
Date	Acquisition	Disposition	Price Per Share
June 4, 2024	6,197(1)	—	$0.00
June 6, 2024	8,639(1)	—	$0.00
(1)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Liza Landsman
Date	Acquisition	Disposition	Price Per Share
June 4, 2024	6,197(1)	—	$0.00
June 6, 2024	8,639(1)	—	$0.00
(1)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Neela Montgomery
Date	Acquisition	Disposition	Price Per Share
June 4, 2024	6,197(1)	—	$0.00
June 6, 2024	8,639(1)	—	$0.00
(1)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.

Anton Levy
Date	Acquisition	Disposition	Price Per Share
June 4, 2024	6,197(1)	—	$0.00
June 6, 2024	8,639(1)	—	$0.00
(1)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Michael Fleisher
Date	Acquisition	Disposition	Price Per Share
June 4, 2024	6,197(1)	—	$0.00
June 6, 2024	8,639(1)	—	$0.00
(1)	Represents the number of shares of Squarespace Common Stock acquired and the applicable exercise price.
Other Transactions in Squarespace Common Stock by Squarespace and the Purchaser Filing Parties in the Last Two Years
On May 10, 2022, the board of directors authorized a general share repurchase program of the Squarespace Common Stock of up to $200.0 million. On February 26, 2024, the board of directors authorized a new general share repurchase program of the Squarespace Common Stock of up to $500.0 million with no fixed expiration (the “Stock Repurchase Plan”) to replace the previous repurchase plan. During the three months ended March 31, 2024, Squarespace repurchased 0.3 million shares and paid cash of $12.2 million, under the Stock Repurchase Plan through open market purchases. The weighted-average price per share for the share repurchases was $33.33 during the three months ended March 31, 2024. As of March 31, 2024, approximately $487.8 million remained available for stock repurchase pursuant to the Stock Repurchase Plan.
Past Contracts, Transactions, Negotiations and Agreements
Except as described above in “—Background of the Merger”, “—Public Offerings” and “—Transactions in Squarespace Common Stock,” and other than the Merger Agreement and agreements entered into in connection therewith, including the Support Agreements (as discussed in the sections of this proxy statement captioned “The Merger Agreement” and “The Support Agreements”), and certain activity related to Squarespace’s equity compensation awards discussed elsewhere in this proxy statement, during the past two years: (1) there were no negotiations, transactions or material contacts between Squarespace and its affiliates, on the one hand, and any of the Purchaser Filing Parties (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Squarespace’s securities, election of Squarespace’s directors or sale or other transfer of a material amount of assets of Squarespace, (2) Squarespace and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of Squarespace’s consolidated revenues with any Purchaser Filing Party, and (3) none of Squarespace’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the Purchaser Filing Parties.
Tock Transaction
On June 21, 2024, Squarespace and American Express Travel Related Services Company, Inc., a New York corporation (“Acquiror”), entered into a Securities Purchase Agreement (the “Tock Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth in the Tock Purchase Agreement, Acquiror has agreed to acquire from Squarespace all of the issued and outstanding limited liability company interests of Tock LLC, a wholly-owned subsidiary of Squarespace (the “Tock Transaction”). The purchase price to be paid by Acquiror to Squarespace in connection with the Tock Transaction is $400,000,000 in cash, subject to certain customary adjustments as set forth in the Tock Purchase Agreement. In connection with Permira’s due diligence review of Squarespace prior to both its Final Proposal and the execution of the Merger Agreement, as further described in the section of this proxy statement captioned “—Background of the Merger”, Squarespace provided Permira and its representatives with certain due diligence materials regarding the Tock Transaction and material proposed terms thereof, including the $400,000,000 purchase price. In connection with its entry into the Merger Agreement, Permira consented to Squarespace’s future entry into the Tock Transaction on terms consistent with the material terms reviewed by Permira.
Book Value Per Share
The net book value per share of Squarespace Common Stock as of May 31, 2024, was approximately $(529.03) (calculated based on 137,877,917 shares of Squarespace Common Stock issued and outstanding as of May 31, 2024).
Market Price of Squarespace Common Stock
Beginning on May 19, 2021, Squarespace Class A Common Stock has traded on the NYSE under the symbol “SQSP.” The following table sets forth, for the periods indicated, the high and low sales prices per share of Squarespace Common Stock:
	Market Price
	High	Low
2021
Second Quarter	$64.71	$42.82
Third Quarter	$59.57	$38.40
Fourth Quarter	$48.89	$26.85
2022
First Quarter	$34.97	$18.57
Second Quarter	$27.78	$14.43
Third Quarter	$25.23	$18.19
Fourth Quarter	$23.86	$16.86
2023
First Quarter	$31.77	$20.51
Second Quarter	$34.38	$25.96
Third Quarter	$33.71	$27.49
Fourth Quarter	$33.59	$26.70
2024
First Quarter	$36.94	$30.26
Second Quarter (through [•])	$[•]	$[•]
On [•], the most recent practicable date before this proxy statement was distributed to Squarespace’s stockholders, the closing price of Squarespace Class A Common Stock on the NYSE was $[•]. You are encouraged to obtain current market quotations in connection with voting your shares.
Dividends
In the past two years, Squarespace has not declared or paid any cash dividends on Squarespace Common Stock.
The Voting and Support Agreement
On May 10, 2021, Squarespace entered into a voting and support agreement with its founder and Chief Executive Officer, Anthony Casalena, certain entities affiliated with Squarespace’s founder and certain entities affiliated with General Atlantic. Pursuant to the voting and support agreement, Squarespace agreed to include one director nominated by General Atlantic on the slate of nominees recommended by the board and use commercially reasonable best efforts to cause such nominee to be elected to the board prior to the third annual meeting following the effectiveness of the registration statement filed in connection with the direct listing. Mr. Casalena and certain entities affiliated with him are obligated to vote the shares of Class A Common Stock and Class B Common Stock held by Mr. Casalena and certain entities affiliated with Mr. Casalena for one director nominated by General Atlantic at a regular or special meeting of stockholders called for the purpose of the election or removal of directors of the board. The obligations of Mr. Casalena and certain entities affiliated with him will terminate upon the earliest to occur of (i) such time that General Atlantic elects to terminate its rights, (ii) such time that General Atlantic ceases to own 9,772,914 shares of our common stock, (iii) immediately prior to the third annual meeting following the effectiveness of the registration statement filed in connection with the direct listing or (iv) immediately prior to the consummation of certain change of control transactions.

If the voting and support agreement has not otherwise terminated, to the fullest extent permitted by law, Squarespace will include one director nominated by General Atlantic on the slate of nominees recommended by the Squarespace Board commencing with the third annual meeting following the effectiveness of the registration statement filed in connection with the direct listing. If the director nominated by General Atlantic is not elected to serve on the board, Squarespace will invite such nominee to attend all meetings of Squarespace Board in a nonvoting observer capacity. The obligations of Squarespace will terminate upon the earliest to occur of (i) such time that General Atlantic elects to terminate its rights, (ii) such time that General Atlantic ceases to own 9,772,914 shares of common stock or (iii) immediately prior to the consummation of certain change of control transactions.

IMPORTANT INFORMATION REGARDING THE PURCHASER FILING PARTIES
This section sets forth certain information about the Purchaser Filing Parties. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Parent Entities and the Permira Filing Parties
Merger Sub
Spaceship Group MergerCo, Inc. is a Delaware corporation and a wholly owned subsidiary of Parent. Merger Sub was formed on May 8, 2024 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement.
Merger Sub’s address is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, and its telephone number is (212) 386-7480.
Parent and Merger Sub are each affiliated with the Permira Investors. In connection with the transactions contemplated by the Merger Agreement, (i) the Equity Investors have committed to provide Parent, at or prior to the closing of the Merger, with an aggregate cash amount of up to $2,826,000,000 in cash, in each case on the terms and subject to the conditions set forth in the Equity Commitment Letters and (ii) the Debt Commitment Parties have committed to provide Parent with the Debt Financing, which consists of the Term Facility (with an aggregate principal amount of $2,100,000,000), the DDTL Facility (with an aggregate principal amount of $300,000,000) and the Revolving Facility (with an aggregate principal amount of $250,000,000), in each case on the terms and subject to the conditions set forth in the Debt Commitment Letter. Such amounts will be used to fund the aggregate Per Share Price (other than in respect of the Owned Company Shares and the Rollover Shares), including payments in respect of certain of Squarespace’s outstanding equity-based awards payable in connection with the closing of the Merger pursuant to the Merger Agreement, and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Merger by Squarespace, Parent and Merger Sub, as described further in this proxy statement under the caption “Special Factors—Financing of the Merger”.
In addition, the Permira Investors, Parent and Squarespace have entered into the Fee Funding Agreement pursuant to which the Permira Investors have, subject to the terms and conditions contained therein, agreed to pay certain obligations of Parent or Merger Sub under the Merger Agreement, in accordance with the respective funding percentages of the Permira Investors set forth therein, subject to an aggregate cap equal to $252,816,666.67, including the Parent Termination Fee and certain fees and expenses payable by Parent or Merger Sub as specified in the Merger Agreement, if applicable.
Parent
Spaceship Purchaser, Inc. is a Delaware corporation. Parent was formed on May 8, 2024 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and the debt financing in connection with the Merger.
Parent’s address is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, and its telephone number is (212) 386-7480.

The directors of each of the Parent Parties are Peter Flynn and Thomas Lafrance. The executive officers of each of the Parent Parties are Peter Flynn, who serves as Chief Executive Officer and President of each of the Parent Parties, and Thomas Lafrance, who serves as Vice President and Secretary of each of the Parent Parties. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each director and executive officer of the Parent Parties are set forth below.
Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Peter Flynn	80 Pall Mall, London, SW1 5ES United Kingdom	Director Permira Advisers LLP (principal business: investment) 80 Pall Mall London SW1Y 5ES United Kingdom	Mr. Flynn has held the same principal occupation during the past five years.	United Kingdom

Thomas Lafrance	488 route de Longwy, L-1940 Luxembourg +352 26 441 651	Director Permira Management S.à r.l. (principal business: investment) 488 route de Longwy L-1940 Luxembourg
Mr. Lafrance has held the same principal occupation since January 2022.

From September 2017 to December 2021, Mr. Lafrance was Head of Finance & Tax, Aviva Investors Luxembourg S.à r.l., principal business: investment,
2 rue du Fort Bourbon L-1249 Luxembourg.
France
None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Permira Filing Parties
Parent is owned directly by Spaceship Intermediate 2, Inc., a Delaware corporation (“Intermediate 2”). Intermediate 2 was formed solely for the purpose of holding the interests in Parent. Intermediate 2 has not engaged in any business except for the activities incident to its formation and in connection with its ownership of Parent.
Intermediate 2 is owned directly by Spaceship MidCo, Inc., a Delaware corporation (“MidCo”). MidCo was formed solely for the purpose of holding the interests in Intermediate 2. MidCo has not engaged in any business except for the activities incident to its formation and in connection with its ownership of Intermediate 2.
MidCo is owned directly by Spaceship HoldCo, Inc., a Delaware corporation (“HoldCo”). HoldCo was formed solely for the purpose of holding the interests in MidCo. HoldCo has not engaged in any business except for the activities incident to its formation and in connection with its ownership of MidCo.
HoldCo is owned directly by Spaceship Parent, LP, a Delaware limited partnership (the “Partnership”). The Partnership was formed solely for the purpose of holding the interests in HoldCo. The Partnership has not engaged in any business except for the activities incident to its formation and in connection with its ownership of HoldCo.
The economic interests in the Partnership are owned directly by Spaceship Intermediate 1, LP, a Delaware limited partnership (“Intermediate 1”), and Spaceship Holdings MLP 1, LLC, a Delaware limited liability company

(“MLP”). Intermediate 1 and MLP were formed solely for the purpose of holding the economic interests in the Partnership. Neither Intermediate 1 nor MLP has engaged in any business except for (i) the activities incident to its formation and in connection with its ownership of an interest in the Partnership, (ii) in the case of Intermediate 1, its ownership of Spaceship Holdings GP 2, LLC, a Delaware limited liability company (“GP 2”), and (iii) in the case of MLP, its ownership of an economic interest in Intermediate 1.
The Partnership is controlled by its general partner, GP 2. GP 2 was formed solely for the purpose of serving as the general partner of the Partnership. GP 2 has not engaged in any business except for the activities incident to its formation and in connection with its control of the Partnership. GP 2 is owned directly by Intermediate 1.
The economic interests in Intermediate 1 are owned directly by Surveyorlux SCSp, a société en commandite spéciale organized and existing under the laws of Grand Duchy of Luxembourg (“Surveyorlux”), and MLP. Surveyorlux was formed solely for the purpose of holding the interests in Intermediate 1, MLP and Spaceship Holdings GP 1, LLC, a Delaware limited liability company (“GP 1”). Surveyorlux has not engaged in any business except for the activities incident to its formation and in connection with its ownership of Intermediate 1, MLP and GP 1.
Intermediate 1 is controlled by its general partner, GP 1. GP 1 was formed solely for the purpose of serving as the general partner of Intermediate 1. GP 1 has not engaged in any business except for the activities incident to its formation and in connection with its control of Intermediate 1. GP 1 is owned directly by Surveyorlux.
Surveyorlux is controlled by its general partner, Permira VIII Holdco GP S.à r.l., a société à responsabilité limitée organized and existing under the laws of Grand Duchy of Luxembourg (“Permira VIII Holdco GP”).
The economic interests in Surveyorlux are directly or indirectly owned by the Permira Investors. The ultimate controlling entity of each of the Permira Investors is Permira VIII GP S.à r.l., a société à responsabilité limitée organized and existing under the laws of Grand Duchy of Luxembourg (“Permira VIII GP”).
Permira VIII GP is controlled by its board of managers. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each member of the Permira VIII GP board of managers are set forth below.
Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Cédric Pedoni	488 route de Longwy, L-1940 Luxembourg +352 26 441 651	Senior Director Permira Management S.à r.l. (principal business: investment) 488, route de Longwy L-1940 Luxembourg
Mr. Pedoni has held the same principal occupation since October 2021.

Prior to October 2021, Mr. Pedoni served as a Senior Director of Permira Luxembourg S.à r.l., principal business: investment, 488 route de Longwy L-1940 Luxembourg.
France
Sara Speed	15 Boulevard F.W. Raiffeisen, L-2411 Luxembourg +352 48 18 28 1	Director Alter Domus Luxembourg S.à r.l. (principal business: financial services) 15 Boulevard F.W. Raiffeisen, L-2411 Luxembourg	Ms. Speed has held the same principal occupation during the past five years.	United Kingdom Luxembourg

Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Oliver Willis	80 Pall Mall London, SW1 5ES United Kingdom +44 20 7632 1000	Managing Director Permira Advisers LLP (principal business: investment) 80 Pall Mall London SW1Y 5ES United Kingdom
Mr. Willis has held the same principal occupation since January 2024.

Prior to January 2024, Mr. Willis served as a Senior Director of Permira Advisers (London) Limited, principal business: investment, 80 Pall Mall, London, SW1Y 5ES, United Kingdom.
United Kingdom
None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
The authority to make investment decisions for the Permira Investors is held by Permira Management S.à r.l., a société à responsabilité limitée organized and existing under the laws of Grand Duchy of Luxembourg (“Permira Management”). Permira Management has delegated the authority to make investment decisions for the Permira Investors to Permira Portfolio Management Limited, a private limited company organized and existing under the laws of Guernsey (“Permira”).
Permira is controlled by its board of managers. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each member of the Permira board of managers are set forth below.
Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Vic Holmes	PO Box 503 Trafalgar Court Les Banques St Peter Port Guernsey GY1 6DJ +44 0 1481 263205	Independent Non-Executive Director of multiple organizations	Mr. Holmes has held the same principal occupation during the past five years.	United Kingdom
Nigel Carey	PO Box 98 Carey House Les Banques St Peter Port Guernsey GY1 4BZ +44 0 1481 727272	Consultant Carey Olsen (Guernsey) LLP (principal business: legal services) PO Box 98 Carey House Les Banques St Peter Port Guernsey GY1 4BZ	Mr. Carey has held the same principal occupation during the past five years.	United Kingdom

Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Alistair Boyle	PO Box 503 Trafalgar Court Les Banques St Peter Port Guernsey GY1 6DJ +44 1481 743 200	Senior Director Permira (Guernsey) Limited (principal business: investment) PO Box 503 Trafalgar Court Les Banques St Peter Port Guernsey GY1 6DJ	Mr. Boyle has held the same principal occupation during the past five years.	United Kingdom
Tom Amy	North Suite, First Floor Regency Court Glategny Esplanade St Peter Port Guernsey GY1 2NH +44 14 81 74 22 50	Country Executive Guernsey Alter Domus (Guernsey) Limited (principal business: financial services) North Suite, First Floor Regency Court Glategny Esplanade St Peter Port, Guernsey GY1 2NH	Mr. Amy has held the same principal occupation during the past five years.	United Kingdom
None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

The Permira Filing Parties and the Parent Entities set forth above were represented by employees of Permira Advisers LLC, a New York limited liability company (“Permira Advisers”), in the negotiation of the terms of the Merger Agreement with the Special Committee. Permira Advisers does not directly or indirectly own or control any of the other Permira Filing Parties or the Parent Entities. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each the employees of Permira Advisers with responsibility for negotiating the terms of the Merger Agreement on behalf of the other Permira Filing Parties and the Parent Entities are set forth below.
Name	Business Address and Telephone Number	Present Principal Employment	Material Occupations in Past Five Years	Country of Citizenship
David Erlong	320 Park Avenue 23rd Floor New York, NY 10022 +1 212 386 7480	Partner Permira Advisers LLC (principal business: investment) 320 Park Avenue 23rd Floor New York, NY 10022
Mr. Erlong serves as a member of the board of directors of each of the following companies:

Zendesk, Inc., principal business: enterprise software, 989 Market St
San Francisco, CA
94103

The Knot Worldwide Inc., principal business: wedding services marketplace,
2 Wisconsin Circle, 3rd Floor, Chevy Chase, MD 20815

Boats Group, principal business: boating digital classifieds marketplace,
1221 Brickell Avenue,
Suite 2300 Miami, FL 33131

CommentSold, Inc., principal business: social commerce enablement platform,
3001 9th Ave SW, Huntsville,
AL 35805
France

Name	Business Address and Telephone Number	Present Principal Employment	Material Occupations in Past Five Years	Country of Citizenship
Andrew Young	3000 Sand Hill Road Building 1, Suite 170 Menlo Park, CA 94025 +1 650 681 4701	Partner Permira Advisers LLC (principal business: investment) 320 Park Avenue 23rd Floor New York, NY 10022
Prior to May 2021, Mr. Young served on the board of directors of Klarna Bank AB, principal business: financial services,
Sveavägen 46,
SE-111 34 Stockholm Sweden.

Mr. Young serves as a member of the board of directors of each of the following companies:

Seismic Software, Inc., principal business: enterprise software, 12390 El Camino Real,
San Diego,
CA 92130

Clearwater Analytics Holdings, Inc., principal business: enterprise software,
777 W. Main Street Suite 900
Boise, ID 83702

Reorg Research, Inc., principal business: financial data and analytics; 11 East 26th Street, 12th Floor
New York,
NY 10010
Australia and United Kingdom

Name	Business Address and Telephone Number	Present Principal Employment	Material Occupations in Past Five Years	Country of Citizenship
Kim Felixmüller	320 Park Avenue 23rd Floor New York, NY 10022 +1 212 386 7480	Principal Permira Advisers LLC (principal business: investment) 320 Park Avenue 23rd Floor New York, NY 10022
Mr. Felixmüller serves as a member of the board of each of the following companies:

BestSecret Group SE, principal business: apparel retail, Margaretha-Ley-Ring 27,
85609 Aschheim, Germany.

AllTrails LLC, principal business: consumer software for outdoor activities,
530 Bush Street, 9th Floor
San Francisco,
CA, 94108.
Germany
Justin Herridge	320 Park Avenue 23rd Floor New York, NY 10022 +1 212 386 7480	Principal Permira Advisers LLC (principal business: investment) 320 Park Avenue 23rd Floor New York, NY 10022	Mr. Herridge has held the same principal occupation during the past five years.	United States
None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
The principal business of each of the Permira Filing Parties is investment. The address and telephone of each of the Permira Filing Parties (other than Surveyorlux, the Permira Investors, Permira VIII GP, Permira VIII Holdco GP, Permira Management and Permira) is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, +1 (212) 386-7480. The address and telephone number of each of Surveyorlux, Permira VIII – 1 SCSp, Permira VIII – 2 SCSp, Permira VIII CIS SCSp, Permira VIII CIS 2 SCSp, PILI 1 Portfolio SCSp, PILI 2 Portfolio SCSp, PILI 4 Portfolio SCSp, Permira VIII GP, Permira VIII Holdco GP and Permira Management is c/o Permira Management S.àr.l., 488 route de Longwy, L-1940 Luxembourg, +352 26 441 651.
The address and telephone number of each of Permira Investment Capital LP, Permira Investment Capital II LP and Permira Investment Capital III LP and Permira is c/o Permira Advisers Limited, PO Box 503, Trafalgar Court, Les Banques, St Peter Port, GY1 6DJ, Guernsey, +44 1481 743 200.
The address and telephone number of each of Permira VIII AIV LP1 L.P. and Permira VIII AIV LP2 L.P. is c/o Permira Advisers LLC, 320 Park Avenue, 23rd Floor, New York, NY 10022, +1 (212) 386-7480.

Casalena Filing Parties
Anthony Casalena is the founder, Chief Executive Officer and Chairperson of the Board of Directors of Squarespace. Mr. Casalena is a United States citizen. Mr. Casalena has not been (a) convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining Mr. Casalena from future violations of, or prohibiting future activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws. The Casalena Foundation (the “Foundation”) is a Delaware non-profit, non-stock corporation whose principal business consists of making grants to support its philanthropic mission. Mr. Casalena is the president of the Foundation. The following table sets forth the present principal occupation or employment and material occupation, position, office or employment of Mr. Casalena for the past five years. The principal business address for Mr. Casalena is c/o Squarespace, Inc., 225 Varick Street, 12th Floor, New York, New York 10014. The principal address of the Foundation is 1055 Broadway Boulevard, Suite 130, Kansas City, Missouri 64105 and its telephone number is (816) 842-0944.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Anthony Casalena	U.S.	Founder, Chief Executive Officer and Chairperson of the Board of Directors of Squarespace
General Atlantic Filing Parties
GA SQRS II is a Delaware limited partnership. The GA Funds share beneficial ownership of the shares of Squarespace Common Stock held by GA SQRS II. The general partner of GA SQRS II is General Atlantic (SPV) GP, LLC. The general partner of General Atlantic Partners 100, L.P. is General Atlantic GenPar, L.P. General Atlantic, L.P. is the managing member of GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC and GAP Coinvestments V, LLC, the general partner of GAP Coinvestments CDA, L.P. and General Atlantic GenPar, L.P., and the sole member of General Atlantic (SPV) GP, LLC.
The principal business of each of the General Atlantic Filing Parties is investment. The address and telephone of each of the General Atlantic Filing Parties is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055, +1 (212) 715-4000.
General Atlantic, L.P. is controlled by the GA Partnership Committee. The name, address, principal occupation and citizenship of each of the members of the GA Partnership Committee, the composition of which is effective subject to applicable regulatory approvals, are set forth below.
Name	Address	Present Principal Employment	Citizenship
William E. Ford	55 East 52nd Street, 33rd Floor New York, NY 10055	Chairman, CEO, Managing Director	United States
Gabriel Caillaux	23 Savile Row London, W1S 2ET United Kingdom	Co-President, Managing Director, Head of Climate	France
Martin Escobari	55 East 52nd Street, 33rd Floor New York, NY 10055	Co-President, Managing Director, Head of Global Growth Equity	Bolivia and Brazil
David C. Hodgson	55 East 52nd Street, 33rd Floor New York, NY 10055	Vice Chairman, Managing Director	United States
Christopher G. Lanning	55 East 52nd Street, 33rd Floor New York, NY 10055	Chief Legal Officer, General Counsel, Managing Director	United States
During the last five years, none of the General Atlantic Filing Parties or any of the individuals listed above have been (a) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Accel Filing Parties
Accel Leaders 3 Associates L.P. is the general partner of Accel 3 and Accel Leaders 3 Entrepreneurs L.P. Accel Leaders 3 GP Associates L.L.C. is the general partner of Accel Leaders 3 Associates L.P and Accel Leaders 3 Investors (2020) L.P. Mr. Braccia is a member of the Squarespace Board and a director of Accel Leaders 3 GP Associates L.L.C. Accel 3, Accel Leaders 3 Entrepreneurs L.P., Accel Leaders 3 Associates L.P. and Accel Leaders 3 Investors (2020) L.P. are each Delaware limited partnerships. Accel Leaders 3 GP Associates L.L.C. is a Delaware limited liability company.
Each of the Accel Filing Parties is engaged in acquiring, holding and disposing of interests in various companies for investment purposes. The address and telephone of each of the Accel Filing Parties is c/o Accel, 500 University Avenue, Palo Alto, California 94301, +1 (650) 614-4800.
The name, address, principal occupation and citizenship of each of the directors of Accel Leaders 3 GP Associates L.L.C. is set forth below.
Name	Address	Present Principal Employment	Citizenship
Andrew Braccia	c/o Accel, 500 University Avenue, Palo Alto, California 94301	Director	United States
Sameer Gandhi	c/o Accel, 500 University Avenue, Palo Alto, California 94301	Director	United States
Ping Li	c/o Accel, 500 University Avenue, Palo Alto, California 94301	Director	United States
Ryan Sweeney	c/o Accel, 500 University Avenue, Palo Alto, California 94301	Director	United States
Richard Wong	c/o Accel, 500 University Avenue, Palo Alto, California 94301	Director	United States
During the last five years, none of the Accel Filing Parties or any of the individuals listed above have been (a) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

APPRAISAL RIGHTS
If the Merger is consummated, holders of record and beneficial owners of Squarespace Common Stock who do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Squarespace Common Stock through the effective date of the Merger, who otherwise comply with the statutory requirements of Section 262 of the DGCL (“Section 262”) and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their shares in connection with the Merger under Section 262. All references in Section 262 and in this summary (i) to a “stockholder” or a “holder of shares” are to a record holder of shares of Squarespace Common Stock, (ii) to a “beneficial owner” are to a person who is the beneficial owner of shares of Squarespace Common Stock held either in voting trust or by a nominee on behalf of such person, and (iii) to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Squarespace’s stockholders or beneficial owners exercise their appraisal rights under Section 262. Holders of record and beneficial owners of shares of Squarespace Common Stock should carefully review the full text of Section 262 as well as the information discussed below. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights.
Under Section 262, if the Merger is completed, holders of record or beneficial owners of shares of Squarespace Common Stock who (1) properly submit a written demand for appraisal of such holder’s or owner’s shares of Squarespace Common Stock to Squarespace prior to the vote on the Merger Proposal at the Special Meeting, (2) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares through the effective date of the Merger, (4) do not withdraw their demands or otherwise lose their rights to appraisal, and (5) otherwise comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, may be entitled to have their shares of Squarespace Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Squarespace Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the Merger through the date of payment of the judgment. If you are a beneficial owner of shares of Squarespace Common Stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand must also (1) reasonably identify the holder of record of the shares for which that demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of such shares of Squarespace Common Stock and include a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (1) the total number of shares of Squarespace Common Stock entitled to appraisal exceeds one percent of the outstanding shares of the class of Squarespace Common Stock eligible for appraisal, or (2) the value of the consideration provided in the Merger for such total number of shares exceeds $1 million. Squarespace refers to these conditions herein as the “ownership thresholds.” Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on an appraisal award from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, if the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to Section 262 that appraisal rights are available and must include in the notice either a copy of Section 262 or information directing Squarespace’s stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Squarespace’s notice to Squarespace’s stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder of record or beneficial owner of shares Squarespace Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Per Share Price described in the Merger Agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Squarespace Common Stock, Squarespace believes that if a stockholder or a beneficial owner is considering exercising such rights, that stockholder or beneficial owner should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of Squarespace Common Stock must do ALL of the following:
•
the stockholder or beneficial owner must not vote in favor of the Merger Proposal. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the Merger Agreement, a stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy with instructions to vote against the proposal to adopt the Merger Agreement or to affirmatively abstain;

•
the stockholder or beneficial owner must deliver to Squarespace a written demand for appraisal of such holder’s or owner’s shares of Squarespace Common Stock before the vote on the Merger Proposal at the Special Meeting and such demand must reasonably inform Squarespace of the identity of the stockholder or the beneficial owner, as applicable, and that the stockholder or beneficial owner, as applicable, intends thereby to demand appraisal of such Squarespace Common Stock (and, in the case of a demand made by a beneficial owner, the demand must reasonably identify the holder of record of the Squarespace Common Stock for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s beneficial ownership of the Squarespace Common Stock for which appraisal is demanded, include a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which the beneficial owner consents to receive notices given by the Surviving Corporation in the Merger under Section 262 and to be set forth on the verified list required by subsection (f) of Section 262);

•
the stockholder must continuously hold or the beneficial owner must continuously own the shares from the date of making the demand through the effective date of the Merger (a stockholder or beneficial owner will lose appraisal rights if the stockholder or beneficial owner transfers the shares before the effective date of the Merger); and

•	the stockholder or beneficial owner must otherwise comply with Section 262.
Additionally, the demanding stockholder or beneficial owner or another stockholder or beneficial owner who has properly demanded appraisal or the Surviving Corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so. Accordingly, it is the obligation of Squarespace stockholders or beneficial owners to take all necessary action to perfect their appraisal rights in respect of Squarespace Common Stock within the time prescribed in Section 262.
After an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.

Written Demand
A stockholder or beneficial owner wishing to exercise appraisal rights must deliver to Squarespace, before the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of such holder’s or beneficial owner’s shares of Squarespace Common Stock. In addition, that stockholder or beneficial owner must not vote or submit a proxy in favor of the Merger Proposal. A vote in favor of the Merger Proposal, in person at the Special Meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal with respect to such stockholder’s shares. A stockholder exercising appraisal rights must hold of record the shares of Squarespace Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger. A beneficial owner exercising appraisal rights must own the shares of Squarespace Common Stock on the date the written demand for appraisal is made and must continue to own such shares through the effective date of the Merger. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Proposal or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights.
A holder of record of shares of Squarespace Common Stock is entitled to demand appraisal for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Squarespace Common Stock by a holder of record must reasonably inform Squarespace of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares.
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Squarespace Common Stock. A demand for appraisal in respect of such shares of Squarespace Common Stock should be executed by or on behalf of the beneficial owner and must reasonably inform Squarespace of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the shares of Squarespace Common Stock for which the demand is made, (2) be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). If the shares with respect to which a demand is made are owned of record or beneficially owned in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand should be executed by or on behalf of the record owner or beneficial owner in such capacity, and if the shares are owned of record or beneficially owned by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint stockholders or beneficial owners, as applicable, may execute a demand for appraisal on behalf of a stockholder or beneficial owner, as applicable; however, the agent must identify the stockholder or stockholders or beneficial owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the stockholder or stockholders or beneficial owner or owners, as applicable. A stockholder, such as a broker, bank or other nominee, who holds shares as a nominee for others, may exercise his, her or its right of appraisal with respect to shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the stockholder.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Squarespace, Inc.
225 Varick Street, 12th Floor
New York, NY 10014
Attention: Secretary

If a person who has made a demand for an appraisal in accordance with Section 262 shall deliver to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares of Squarespace Common Stock in accordance with subsection (e) of Section 262, either within sixty (60) days after the effective time of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such person to an appraisal of such shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery shall not be dismissed as to any person without the approval of the court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the court made under subsection (j) of Section 262; provided, however that any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered upon the Merger within sixty (60) days after the effective time of the Merger.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the effective date of the Merger, the Surviving Corporation will notify each record holder of shares of Squarespace Common Stock who has properly made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the Merger Proposal, and any beneficial owner who has properly demanded appraisal in accordance with Section 262, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Merger, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and who is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person, demanding a determination of the value of the shares held by all persons entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and Squarespace’s stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Squarespace Common Stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Squarespace Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the effective date of the Merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which Squarespace has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares will not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Corporation must give this statement to the requesting person within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a person and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by the Surviving Corporation. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery, and the costs of any such notices will be borne by the Surviving Corporation.
At the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who have demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
The Delaware Court of Chancery will dismiss appraisal proceedings as to all of the persons who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Squarespace Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the fair value of the shares of Squarespace Common Stock is determined, the Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although Squarespace believes that the Per Share Price is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of Squarespace Common Stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Price. Neither Squarespace nor Parent anticipates offering more than the Per Share Price to any stockholder or beneficial owner exercising appraisal rights, and each of Squarespace and Parent reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the fair value of a share of Squarespace Common Stock is less than the Per Share Price. If a petition for appraisal is not timely filed, neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or other requirements imposed by Section 262 to seek and perfect appraisal are not satisfied, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of judgment under such subsection (a “Reservation”). In the absence of such an order, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of Squarespace Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Squarespace Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Per Share Price as provided in the Merger Agreement. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal in accordance with Section 262.
From and after the effective date of the Merger, no person who has demanded appraisal rights with respect to some or all of such person’s shares in compliance with Section 262 will be entitled to vote such shares of Squarespace Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the Merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, or if such person delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares within 60 days after the effective date of the Merger, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a person’s statutory appraisal rights. In that event, you will be entitled to receive the Per Share Price for your dissenting shares in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

PROPOSAL 1: THE MERGER PROPOSAL
Squarespace is asking you to adopt and approve the Merger Agreement. For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement throughout this proxy statement, including the information set forth in the section of this proxy statement captioned “The Merger Agreement.” A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety.
The Squarespace Board, based on the recommendation of the Special Committee, unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 2: THE COMPENSATION PROPOSAL
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that Squarespace provide stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by Squarespace to its named executive officers that is based on or otherwise relates to the Merger, as disclosed in the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger—Golden Parachute Compensation,” including the additional disclosures referenced therein that otherwise are disclosed in the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger.”
Squarespace is asking its stockholders to approve the compensation that will or may become payable by Squarespace to its named executive officers that is based on or otherwise relates to the Merger. These payments are set forth in the section of this proxy statement captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger—Golden Parachute Compensation” and the accompanying footnotes and additional disclosures referenced therein.
Accordingly, Squarespace is seeking approval of the following resolution at the Special Meeting:
“RESOLVED, that the stockholders of Squarespace approve on a non-binding advisory basis the compensation that will or may become payable to Squarespace’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “Special Factors—Interests of Squarespace’s Directors and Executive Officers in the Merger—Golden Parachute Compensation” in Squarespace’s proxy statement for the Special Meeting.”
Squarespace’s stockholders should note that this proposal is not a condition to completion of the Merger, and as a non-binding, advisory vote, the result will not be binding on Squarespace, the Squarespace Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated Squarespace’s named executive officers will or may be eligible to receive the compensation that is based on or that otherwise relates to the Merger in accordance with the terms and conditions applicable to those payments.
The Squarespace Board unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
Squarespace is asking you to approve a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If stockholders approve this proposal, Squarespace can adjourn the Special Meeting and one adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the Merger Agreement, provided that Squarespace may not, without Parent’s prior written consent, adjourn the Special Meeting (i) on more than two occasions or for more than two months in the aggregate or (ii) to a date that is later than five business days prior to the Termination Date. Among other things, approval of the Adjournment Proposal could mean that, even if Squarespace received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, Squarespace could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, Squarespace may seek stockholder approval to adjourn the Special Meeting if a quorum is not present. Finally, the chairperson of the Special Meeting is permitted by Squarespace’s bylaws to adjourn the Special Meeting even if Squarespace’s stockholders have not approved the proposal to adjourn the Special Meeting.
The Squarespace Board unanimously recommends that you vote “FOR” this proposal.

STOCKHOLDER PROPOSALS AND NOMINATIONS
If the Merger is completed, Squarespace will have no public stockholders and there will be no public participation in any future meetings of Squarespace’s stockholders. However, if the Merger is not completed, Squarespace’s stockholders will continue to be entitled to attend and participate in stockholder meetings.
Squarespace will hold an annual meeting of stockholders in 2025 (the “2025 Annual Meeting”) only if the Merger has not already been completed and Squarespace remains a public company.
For a stockholder who intends to have a proposal considered for inclusion in Squarespace’s proxy materials for presentation at the 2025 annual meeting, if held, Squarespace’s Secretary must receive the written proposal at Squarespace’s principal executive offices not later than December 23, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Stockholders intending to present a proposal at the 2025 Annual Meeting, if held, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Squarespace Bylaws. The Squarespace Bylaws require, among other things, that Squarespace’s Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 150th day and not later than the 120th day prior to the anniversary of the preceding year’s annual meeting. Therefore, Squarespace must receive notice of such a proposal or nomination for the 2025 Annual Meeting, if held, no earlier than January 5, 2025 and no later than February 4, 2025. The notice must contain the information required by the Squarespace Bylaws, a copy of which is available upon request to Squarespace’s Secretary. In the event that the date of the 2025 Annual Meeting, if held, is more than 25 days before or more than 25 days after June 4, 2025, then Squarespace’s Secretary must receive such written notice not later than the close of business on the 10th day following the day on which notice of the date of such meeting is mailed or public disclosure of the date of such meeting is first made by Squarespace.
In addition to satisfying the foregoing requirements under the Squarespace Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Squarespace’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act, which notice must be postmarked or transmitted electronically to Squarespace at its principal executive office no later than April 5, 2025. If the date of the 2025 Annual Meeting is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th day following the day on which notice of the date of such meeting is mailed or public disclosure of the date of such meeting is first made by Squarespace.
Squarespace reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
Because the Merger is a “going-private” transaction, Parent, Merger Sub and Squarespace have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, can be obtained by following the directions set forth below. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
Squarespace files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC allows Squarespace to “incorporate by reference” into this proxy statement documents Squarespace files with the SEC. This means that Squarespace can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3, later information that Squarespace files with the SEC will update and supersede such information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed is not deemed to be incorporated by reference into this proxy statement. Squarespace incorporates by reference the documents listed below and, with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by Squarespace pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting:
•	Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 28, 2024;
•	Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2024, filed on May 7, 2024;
•
Current Reports on Form 8-K filed on February 28, 2024 and May 13, 2024 (other than portions of a Current Report on Form 8-K that are furnished under Item 2.02 or Item 7.01, including any exhibits included with such Items unless otherwise indicated therein);

•	Squarespace’s Definitive Proxy Statement on Schedule 14A for the June 4, 2024 annual meeting of stockholders, filed on April 22, 2024.
Squarespace will amend the Schedule 13E-3 to incorporate by reference any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting to the extent required to fulfill Squarespace’s obligations under the Exchange Act.
You may obtain any of the documents that Squarespace files with the SEC, without charge, by requesting them in writing from Squarespace at the following address:
Squarespace, Inc.
225 Varick Street, 12th Floor
New York, New York 10014
Attention: Investor Relations
If you would like to request documents from Squarespace, please do so as soon as possible to receive them before the Special Meeting. If you request any documents from Squarespace, Squarespace will mail them to you by first class mail, or another equally prompt method. Please note that all of Squarespace’s documents that it files with the SEC are also promptly available through the “Investor Relations” section of Squarespace’s website, https://investors.squarespace.com/home. The information included on Squarespace’s website is not incorporated by reference into this proxy statement. The website addresses, and the website addresses included in any documents incorporated by reference in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of Squarespace Common Stock, please contact Squarespace’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 750-2689 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833

MISCELLANEOUS
Squarespace has supplied all information relating to Squarespace, and Parent has supplied, and Squarespace has not independently verified, all of the information relating to Parent, Merger Sub, or the Rollover Stockholders contained in this proxy statement.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF SQUARESPACE COMMON STOCK AT THE SPECIAL MEETING. SQUARESPACE HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [•]. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A
CONFIDENTIAL
Execution Version
AGREEMENT AND PLAN OF MERGER

by and among

SPACESHIP PURCHASER, INC.,

SPACESHIP GROUP MERGERCO, INC.

and

SQUARESPACE, INC.

Dated as of May 13, 2024

A-i

A-ii

Exhibits
Exhibit A	Surviving Corporation Certificate of Incorporation

Exhibit B	Form of Bylaws of Merger Sub
A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of May 13, 2024, by and among Spaceship Purchaser, Inc., a Delaware corporation (“Parent”), Spaceship Group MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”, and together with Parent, the “Buyer Parties”), and Squarespace, Inc., a Delaware corporation (the “Company”). Each of the Company, Parent and Merger Sub is sometimes referred to as a “Party.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.
RECITALS
A. The board of directors of the Company (the “Company Board”) has established a special committee of independent and disinterested members of the Company Board (the “Special Committee”).
B. The Special Committee has unanimously (i) determined that this Agreement, providing for the merger of Merger Sub with and into the Company (the “Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth herein, and the other transactions contemplated by this Agreement are advisable, fair to and in the best interests of the Company and the Unaffiliated Company Stockholders; (ii) recommended to the Company Board that it approve this Agreement and the transactions contemplated by this Agreement; and (iii) resolved to recommend that the Unaffiliated Company Stockholders adopt this Agreement at any Company Stockholder Meeting.
C. The Company Board has unanimously, acting upon the recommendation of the Special Committee, (i) determined that this Agreement and the transactions contemplated by this Agreement are advisable, fair to and in the best interests of the Company and the Company Stockholders; (ii) approved this Agreement and the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein; and (iii) resolved to recommend that the Company Stockholders adopt this Agreement in accordance with the DGCL at any Company Stockholder Meeting.
D. Each of the board of directors of Parent and the board of directors of Merger Sub has (i) declared it advisable to enter into this Agreement; (ii) approved this Agreement the execution and delivery of this Agreement, the performance of their respective covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein; and (iii) in the case of the board of directors of Merger Sub only, recommended that Parent, as the sole stockholder of Merger Sub, adopt this Agreement and approve the Merger in accordance with the DGCL.
E. Immediately following the execution of this Agreement, Parent, as the sole stockholder of Merger Sub, shall adopt resolutions adopting and approving this Agreement and the transactions contemplated by this Agreement, including the Merger (the “Merger Sub Stockholder Approval”).
F. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent has delivered (i) a fee funding agreement (the “Fee Funding Agreement”) from Permira VIII - 1 SCSp, Permira VIII - 2 SCSp, Permira VIII AIV LP1 L.P., Permira VIII AIV LP2 L.P., Permira VIII CIS SCSp, Permira VIII CIS 2 SCSp, PILI 1 Portfolio SCSp, PILI 2 Portfolio SCSp, PILI 4 Portfolio SCSp, Permira Investment Capital LP, Permira Investment Capital II LP, Permira Investment Capital III LP (the “FFA Investors”) in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the FFA Investors are guaranteeing certain obligations of the Buyer Parties in connection with this Agreement; and (ii) (A) a commitment letter between Parent and the FFA Investors and (B) a commitment letter between Parent, Accel Leaders 4 L.P. (“Accel 4”), for itself and as nominee for, Accel Leaders 4 L.P., Accel Leaders 4 Entrepreneurs L.P., and Accel Leaders 4 Investors (2022) L.P. and Accel Leaders 3 L.P. (“Accel 3” and, together with Accel 4 and the FFA Investors, the “Equity Investors”)), for itself and as nominee for Accel Leaders 3 L.P., Accel Leaders 3 Entrepreneurs L.P., and Accel Leaders 3 Investors (2020) L.P., pursuant to which the Equity Investors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein (the “Equity Commitment Letter”).
G. Concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the Buyer Parties to enter into this Agreement, Anthony Casalena, the Anthony Casalena 2019 Family Trust, the Anthony Casalena Revocable Trust, the Casalena Foundation, General Atlantic (SQRS II), L.P., Accel 3, , Accel Growth Fund L.P., Accel Growth Fund Strategic Partners L.P. and Accel Growth Fund Investors 2010 L.L.C. (the

“Reinvestment Stockholders”) and certain other stockholders of the Company have entered into Support Agreements (the “Support Agreements”) in connection with the Merger with respect to certain obligations of such stockholders of the Company relating to this Agreement, including, solely with respect to the Reinvestment Stockholders, an agreement to contribute, directly or indirectly, a portion of the shares of Company Common Stock (the “Rollover Shares”) held by the Reinvestment Stockholders to an entity that indirectly owns 100% of the equity interest of Parent, in each case, as specified in such Support Agreement.
H. The Buyer Parties and the Company desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Merger; and (ii) prescribe certain conditions with respect to the consummation of the Merger.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Buyer Parties and the Company agree as follows:
ARTICLE I

DEFINITIONS & INTERPRETATIONS
1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:
(a) “Acceptable Confidentiality Agreement” means any confidentiality agreement to which the Company is a party containing terms no less restrictive in any material respect on the Company’s counterparty (and its Affiliates and Representatives) than those contained in the Confidentiality Agreement, it being agreed that such confidentiality agreement (i) need not contain any “standstill” or similar provision and (ii) shall not contain terms that restrict the Company’s ability to consummate the Merger or comply with the provisions of Section 5.3.
(b) “Acquisition Proposal” means any inquiry, indication of interest, request for information, offer or proposal (other than an inquiry, indication of interest, request for information, offer or proposal by the Buyer Parties) relating to an Acquisition Transaction.
(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated hereby) involving:
(i) any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates), whether from the Company or any other Person(s), of beneficial ownership (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act) of securities representing more than 15% of the fully-diluted total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act) more than 15% of the fully-diluted total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer or other transaction;
(ii) any direct or indirect purchase, license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) of assets constituting or accounting for more than 15% of the consolidated assets (measured by the fair market value thereof as of the date of such purchase, license or other acquisition), revenue or net income of the Company Group, taken as a whole; or
(iii) any merger, consolidation, business combination, share exchange, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any

Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) would beneficially own (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act) securities representing more than 15% of the fully-diluted total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such transaction.
(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.
(e) “AML Laws” means, to the extent applicable, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder.
(f) “Antitrust Laws” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other laws, whether in any domestic or foreign jurisdiction, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position, as well as applicable Laws governing foreign investment, in any case that are applicable to the Merger.
(g) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company Group as of December 31, 2023, set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2023.
(h) “Business Day” means each day that is not a Saturday, Sunday or other day on which banks are required or authorized by Law to be closed in New York, New York.
(i) “Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company.
(j) “Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.
(k) “Class C Common Stock” means the Class C Common Stock, par value $0.0001 per share, of the Company.
(l) “Code” means the U.S. Internal Revenue Code of 1986, as amended.
(m) “Company Capital Stock” means, collectively, Company Common Stock and Company Preferred Stock.
(n) “Company Common Stock” means, collectively, Class A Common Stock, Class B Common Stock and Class C Common Stock.
(o) “Company Credit Agreement” means the Amended and Restated Credit Agreement, dated December 11, 2020, among the Company, as borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended by the Amendment No. 1, dated June 15, 2023, and as further amended, restated, amended and restated, replaced (whether upon or after termination or otherwise, and whether with the original lenders or otherwise), refinanced, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, including any extension of the maturity thereof or increase in the amount of available borrowings thereof.
(p) “Company Equity Awards” means the Company Options, Company RSUs and Company PSUs.
(q) “Company Equity Plans” means, collectively, the Squarespace, Inc. 2021 Equity Incentive Plan, the Squarespace, Inc. 2017 Equity Incentive Plan and the Squarespace, Inc. Amended and Restated 2008 Equity Incentive Plan.
(r) “Company ESPP” means the Squarespace, Inc. 2021 Employee Stock Purchase Plan.

(s) “Company Group” means the Company and its Subsidiaries.
(t) “Company Intellectual Property” means any and all Intellectual Property that is owned or purported to be owned by the Company Group.
(u) “Company IT Systems” means all computer hardware (whether general or special purpose), electronic data processing systems, information technology systems and computer systems that are owned by any member of the Company Group and used in the conduct of the business of the Company Group.
(v) “Company Material Adverse Effect” means any change, event, effect, condition, development, state of facts or circumstance (each, an “Effect”) that, individually or in the aggregate, when taken together with any other Effect, has had or would reasonably be expected to have a material adverse effect on (A) the business, assets, liabilities, financial condition or results of operations of the Company Group, taken as a whole or (B) the ability of the Company to consummate the Merger prior to the Termination Date; provided, however, none of the following (by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect under clause (A) above or will be taken into account when determining whether a Company Material Adverse Effect under clause (A) above has occurred or may, would or could occur (subject to the limitations set forth below):
(i) changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally;
(ii) changes in general conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings generally in the United States or any other country; (2) changes in exchange rates generally for the currencies of any country; or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;
(iii) changes in general conditions in the industries in which the Company Group generally conducts business;
(iv) changes in general regulatory, legislative or political conditions in the United States or any other country or region in the world;
(v) any general geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism (including by means of cyberattack) by or sponsored by a Governmental Authority, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world;
(vi) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events in the United States or any other country or region in the world;
(vii) any Effect to the extent resulting from the announcement of this Agreement or the pendency of the Merger and the other transactions contemplated hereby, including the impact thereof on the relationships, contractual or otherwise, of the Company Group with suppliers, customers, business partners or vendors (other than for purposes of any representation or warranty contained in Sections 3.5 or 3.6);
(viii) the taking by any Party of any action specifically required to be taken, or the failure by any Party to take any action specifically prohibited, by this Agreement;
(ix) changes after the date of this Agreement in GAAP or in any applicable laws or regulations (or the binding interpretation of any of the foregoing);
(x) changes after the date of this Agreement in the price or trading volume of the Company Common Stock, in and of itself (it being agreed that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, to the extent not otherwise expressly excluded by the definition hereof);

(xi) any failure, in and of itself, by the Company Group to meet (1) any public analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (2) any internal projections or forecasts of its revenues, earnings or other financial performance (it being agreed that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, to the extent not otherwise expressly excluded by the definition hereof); and
(xii) any Transaction Litigation.
except, with respect to clauses (i), (ii), (iii), (iv), (v), (vi) and (ix), to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company Group relative to other companies operating in the industries in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.
(w) “Company Option” means an option to purchase shares of Company Common Stock granted under any Company Equity Plan.
(x) “Company Out-of-the-Money Option” means a Company Option that has an exercise price per share of Company Common Stock subject to the Company Option that is equal to or greater than the Per Share Price.
(y) “Company Preferred Stock” means the Preferred Stock, par value $0.0001 per share, of the Company.
(z) “Company Products” means all products or services of the Company Group (including software as a service) from which the Company Group has derived, is deriving or expects to derive revenue from the sale, license, distribution or provision thereof.
(aa) “Company Proprietary Software” means all Software owned or purported to be owned by the Company Group.
(bb) “Company PSU” means a restricted stock unit award granted under any Company Equity Plan whose vesting is conditioned in full or in part based on the achievement of performance goals or metrics.
(cc) “Company Registered Intellectual Property” means all of the Registered Intellectual Property owned by any member of the Company Group.
(dd) “Company RSU” means a restricted stock unit award granted under any Company Equity Plan, other than a Company PSU.
(ee) “Company Stockholders” means the holders of shares of Company Common Stock.
(ff) “Company Termination Fee” means an amount equal to $198,700,000.
(gg) “Continuing Employee” means each individual who is an employee of the Company Group immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) on and immediately following the Effective Time.
(hh) “Contract” means any (i) legally binding contract, subcontract, letter of intent, note, bond, mortgage, indenture, lease, sublease, license, sublicense, or (ii) other legally binding agreement of any kind, whether in writing or not.
(ii) “Data Partners” means all vendors, processors, or other third parties engaged by the Company Group to Process Personal Information jointly with, for or on behalf of any member of the Company Group.
(jj) “Data Security Requirements” means, collectively, all of the following to the extent relating to privacy, data protection, information security, information security breach notification requirements, the tracking or monitoring of online activity, and email, text message, or telephone communications, in each case, with respect to the Processing of Personal Information to the extent applicable to a Company Group entity from time to time: (i) the Company Group’s own written policies, notices, statements and procedures; (ii) all applicable Laws, in each case as amended, consolidated, re-enacted or replaced from time to time, including the California

Consumer Privacy Act (CCPA) and the California Privacy Rights Act (CPRA), Virginia Consumer Data Protection Act, the Colorado Privacy Act, Connecticut Data Privacy Act, Utah Consumer Privacy Act, the Privacy and Electronic Communications Directive (2002/58/EC) (the “ePrivacy Directive”) and the General Data Protection Regulation (2016/679) (the “GDPR”) and any national legislation implementing or supplementing the ePrivacy Directive or the GDPR, the United Kingdom’s Data Protection Act 2018 and the GDPR as it forms part of the laws of England and Wales, Scotland and Northern Ireland by virtue of the European Union (Withdrawal) Act 2018 (to the extent applicable) and the Privacy and Electronic Communications Regulations 2003 (collectively, “Data Protection Laws”); (iii) the Company Group’s contractual commitments; and (iv) all binding standards applicable to a Company Group entity (including, if applicable, the Payment Card Industry Data Security Standard (PCI DSS) and Payment Application Data Security Standard (PA DSS)).
(kk) “DOJ” means the United States Department of Justice or any successor thereto.
(ll) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
(mm) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(nn) “Financing Sources” means the Persons (other than Parent, the Equity Investors and Merger Sub and their respective Affiliates), if any, in their respective capacities as such, that have committed to provide, arrange, underwrite or place all or any portion of the Debt Financing in connection with the Merger, including the commitment parties under the Debt Commitment Letter and the commitment parties under any joinder agreements or credit agreements entered into pursuant thereto or relating thereto, together with their Representatives, Affiliates and their Affiliates’ Representatives and their respective successors and assigns.
(oo) “FTC” means the United States Federal Trade Commission or any successor thereto.
(pp) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.
(qq) “Governmental Authority” means any government, governmental or regulatory entity or body, department, commission, bureau, council, board, agency, instrumentality or official, and any court, tribunal, arbitrator or arbitral body (public or private) or other legislative, judicial or executive body, in each case whether federal, state, county, provincial, local, foreign, multinational or transnational.
(rr) “group” has the meaning of “group” as used in Section 13(d) of the Exchange Act.
(ss) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(tt) “Indebtedness” means, as at a specified date, the principal amount of any of the following liabilities or obligations (plus any related accrued and unpaid interest, termination fees, breakage costs, other fees and prepayment penalties (in each case, to the extent actually incurred)): (i) indebtedness for borrowed money; (ii) liabilities evidenced by bonds, debentures, indentures, notes or other similar instruments or debt securities; (iii) liabilities pursuant to or in connection with letters of credit, banker’s acceptances, bank guarantees, performance bonds, surety bonds or similar items (in each case whether or not drawn, contingent or otherwise); (iv) liabilities under leases required to be classified as finance or capital leases in accordance with GAAP or recorded as capital or finance leases in the Company’s financial statements; (v) liabilities arising out of interest rate and currency swap arrangements, and any other arrangements designed to provide protection against fluctuations in interest or currency rates; (vi) deferred or unpaid purchase price liabilities related to past acquisitions; (vii) payment obligations arising in connection with earnouts, “seller financing” or other contingent payment obligations (other than contingent indemnification obligations that have not matured and as to which no claims have been made or, to the Knowledge of the Company, threatened); (viii) all premiums, fees or penalties related to any of the foregoing and payment obligations with respect to swap arrangements and related break-up fees; (ix) guarantees and arrangements having the economic effect of a guarantee by the Company Group of any Indebtedness described in the other clauses of this definition of any other Person or secured by any Lien or security interest on the assets of the Company Group; and (x) liabilities or obligations arising from any breach of or default under any of the foregoing.
(uu) “Intellectual Property” means all intellectual property rights in any jurisdiction, including all: (i) patents and patent applications, including any divisions, continuations, continuations-in-part, reissues and reexaminations thereof (“Patents”); (ii) copyrights (whether or not published), copyright registrations and applications therefor (“Copyrights”); (iii) trademarks, service marks, trade dress rights, logos, slogans, brand names, trade names and other indicia of origin, and all applications and registrations therein (“Marks”); (iv) rights in mask works, and mask work registrations and applications therefor; (v) proprietary rights in Software, trade secrets and other rights in confidential and proprietary information (including intellectual property rights, if any, in inventions, ideas, research and development information, know-how, formulas, compositions, technical data, designs, drawings, specifications, research records, test information, financial, marketing and business data, customer and supplier lists, algorithms, pricing and cost information, business and marketing plans and proposals, and databases and compilations of data); (vi) Internet domain names; and (vii) any other intellectual property rights or similar or equivalent rights to any of the foregoing anywhere in the world.
(vv) “IP Contract” means any Contract to which a member of the Company Group is a party (i) pursuant to which a member of the Company Group grants to a third Person the right to use material Company Intellectual Property, other than any (1) non-disclosure agreements entered into in the ordinary course of business; and (2) non-exclusive licenses (including software as a service or “SaaS” licenses and any rights granted under any standard form terms of use for any website of any member of the Company Group) granted in the ordinary course of business or in connection with the development or sale of the Company Products; and (ii) pursuant to which a third Person has granted to a member of the Company Group the right to use any Intellectual Property material to the operation of the business of the Company Group, taken as a whole, other than any (1) non-disclosure agreements entered into in the ordinary course of business; (2) non-exclusive licenses of commercially available Software or technology that has not been modified in any material respect for use by or on behalf of the Company Group; (3) Contracts pursuant to which any rights are granted to the Company Group member by any current or former employees, consultants or contractors of a member of the Company Group in the ordinary course of business; and (4) licenses to Open Source Software.
(ww) “IRS” means the United States Internal Revenue Service or any successor thereto.
(xx) “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the persons set forth on Section 1.1(a) of the Company Disclosure Letter, in each case after reasonable inquiry of those employees who would reasonably be expected to have actual knowledge of the matter in question.
(yy) “Law” means any legislation, statute, constitution, law (including common law), ordinance, decree, order, rule, regulation, code, directive, determination, ruling or stock exchange listing requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority, as applicable, and “order” will refer to any decree, ruling, judgment, injunction or other order in any Legal Proceedings by or with any Governmental Authority.
(zz) “Legal Proceeding” means any claim, action, charge, audit, lawsuit, litigation, complaint, arbitration, investigation or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.
(aaa) “Lien” means any charge, claim, lien, voting trust agreement, right of first refusal, mortgage, encumbrance, option, pledge, security interest or other restriction of any kind (other than those created under applicable securities Law).
(bbb) “Material Contract” means each of the following Contracts (other than an Employee Plan):
(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company Group, taken as a whole;
(ii) any Contract with any of the 10 largest customers of the Company Group, taken as a whole, determined on the basis of total revenue of the Company Group attributable to such customers pursuant to such Contracts in effect as of the date of this Agreement, for the 12 months ended December 31, 2023;
(iii) any Contract with any of the top 10 vendors (excluding legal, accounting, tax and similar professional service providers whose Contracts may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less) to the Company Group, taken as a whole, determined on the basis of expenditures, excluding residual spend, by the Company Group, taken as a whole, for the 12 months ended December 31, 2023;

(iv) any IP Contract;
(v) any Contract containing any covenant or other provision (A) limiting or purporting to limit the right of the Company Group to engage, in any material respect, in any line of business or in any geographic area or to compete, in any material respect, with any Person; (B) prohibiting or purporting to prohibit the Company Group from engaging in any business with any Person or levying a fine, charge or other payment for doing so; or (C) containing and limiting the right of the Company Group pursuant to any “most favored nation” or “exclusivity” provisions, in each case of the above other than any such Contracts that (1) may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less, or (2) are not material to the Company Group, taken as a whole;
(vi) any Contract (A) relating to the disposition or acquisition of assets by any member of the Company Group (whether by merger, sale of equity securities, sale of assets or otherwise) with a value or purchase price greater than $500,000 after the date of this Agreement other than in the ordinary course of business or (B) pursuant to which any member of the Company Group will acquire any material equity securities or other ownership interest in any other Person or other business enterprise other than any Subsidiary of the Company;
(vii) any Contract (including any indenture, loan or credit agreement) evidencing outstanding Indebtedness (or binding commitments in respect thereof) for borrowed money or pursuant to capital leases incurred by any member of the Company Group, in each case, in excess of $500,000, other than Contracts evidencing such Indebtedness solely among members of the Company Group;
(viii) any Contract that required the payment by the Company or any of its Subsidiaries of more than $5,000,000 in the 12 months ended December 31, 2023 or is reasonably expected to result in such payments in the Company’s current fiscal year, and in each case cannot be cancelled by the Company or its Subsidiaries without liability to the Company or its Subsidiaries upon notice of 90 days or less (other than payments for services rendered to the date);
(ix) any Lease set forth in Section 3.14(b) of the Company Disclosure Letter;
(x) any Contract that is an agreement in settlement of a Legal Proceeding or similar Contract, in each case, that imposes any material obligation on the Company Group after the date of this Agreement;
(xi) any Collective Bargaining Agreement;
(xii) any Contract that involves a joint venture entity, limited liability company or legal partnership (excluding commercial agreements that do not involve the formation of an entity with any third Person);
(xiii) any Contract set forth on Section 1.1(b) of the Company Disclosure Letter; and
(xiv) any Contract to agree or commit to enter into any Contract of the types described in the foregoing clauses (i) through (xiii).
(ccc) “NYSE” means the New York Stock Exchange and any successor stock exchange thereto.
(ddd) “Open Source Software” means any Software (in source or object code form) that is licensed pursuant to (i) any license that is approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL); (ii) any license commonly referred to as a “free software” or “open source” license by the Open Source Foundation or the Free Software Foundation or (iii) any similar license to Software that conditions any rights granted in such license on the disclosure, distribution or licensing of any other Software in source code form (other than the licensed Software in its unmodified form).
(eee) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, limited partnership agreement, limited liability company agreement, operating agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person.

(fff) “Parent Cash Award” means an award providing the holder thereof with the opportunity to be paid an amount in cash equal to (i) with respect to an award received in substitution for the cancellation of a Company Option the product of (A) the excess of the Per Share Price over the applicable exercise per share of Company Common Stock subject to such Company Option multiplied by (B) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time, with the aggregate amount rounded down to the nearest cent, and (ii) with respect to an award received in substitution for the cancellation of an award of Company RSUs or Company PSUs, the product of (A) the Per Share Price multiplied by (B) the number of shares of Company Common Stock subject to such award of Company RSUs or Company PSUs (with the number of shares of Company Common Stock subject to Company PSUs determined in accordance with the applicable award agreement prior to the Closing).
(ggg) “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established on consolidated financial statements of the Company Group filed with the Company SEC Reports to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehousemen’s, repairmen’s, materialmen’s or other liens or security interests that are not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (iii) leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions); (iv) liens imposed by applicable law (other than Tax law); (v) pledges or deposits to secure obligations pursuant to workers’ compensation laws or similar legislation or to secure public or statutory obligations; (vi) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vii) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), and zoning, building and other similar codes or restrictions, in each case that do not and would not reasonably be expected to adversely affect in any material respect the current use or value of the applicable property owned, leased, used or held for use by the Company Group; and (viii) liens securing outstanding indebtedness that is reflected in the Company SEC Reports filed as of the date of this Agreement.
(hhh) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.
(iii) “Personal Information” means information or data, in any form, relating to or that is capable of being linked to a natural Person or household, including name, address, telephone number, email address, billing information, driver’s license number, other government-issued identifier, vehicle identification number, online identifier, device identifier, IP address, browsing history, search history, location data, or biometric data, and/or which is otherwise classified as ‘personal information,’ ‘personal data,’ ‘personally identifiable information’ or any similar term under applicable Data Protection Laws.
(jjj) “Process”, “Processed” or “Processing” means, any operation or set of operations which is performed on data, including to store, collect, copy, process, transfer, transmit, display, access, use, adapt, record, retrieve, organize, structure, erase or disclose, and/or operations which are otherwise defined as ‘processing’ under applicable Data Protection Laws.
(kkk) “Registered Intellectual Property” means all United States, international and foreign (i) issued Patents and pending Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks; (iii) registered Copyrights and applications for Copyright registration; and (iv) Internet domain name registrations.
(lll) “Sanctioned Country” means, at any time, a country or territory that is itself the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic).
(mmm) “Sanctioned Person” means (a) any Person that is listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, any

Member State of the European Union, or the United Kingdom; (b) any Person located, organized, or resident in a Sanctioned Country; (c) the government of a Sanctioned Country or the Government of Venezuela; or (d) any Person 50% or more owned or controlled by any such Person or Persons or acting for or on behalf of such Person or Persons.
(nnn) “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom.
(ooo) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.
(ppp) “SEC” means the United States Securities and Exchange Commission or any successor thereto.
(qqq) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(rrr) “Software” means all software (including assemblers, applets, compilers, source code, object code, intermediate/byte code, executable code, systems, specifications, embodiments of algorithms, tools, user interfaces and firmware), together with any error corrections, updates, modifications or enhancements thereto, in both machine-readable form and human-readable form.
(sss) “Software Product” means Company Proprietary Software currently licensed, offered as a service or otherwise made available by the Company or any of its Subsidiaries to any customer.
(ttt) “Specified Data Breach” means the actual, accidental, unlawful or unauthorized disclosure, access, theft, use, loss, destruction, alteration, compromise transmission or transfer of Personal Information or Company IT Systems Processed by or on behalf of the Company Group.
(uuu) “Subsidiary” of any Person means any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of the total outstanding securities or ownership interests of such first Person, in each case, are owned, directly or indirectly, by such first Person.
(vvv) “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that was not solicited in breach of Section 5.3 on terms that the Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel): (i) is reasonably likely to be consummated in accordance with its terms, and if consummated, would be more favorable, from a financial point of view, to the Unaffiliated Company Stockholders (in their capacity as such) than the Merger (taking into account any legal, regulatory, timing, financing, conditionality and other aspects of such Acquisition Proposal and any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%”.
(www) “Tax” means any federal, state, local and non-U.S. gross receipts, income, profits, sales, use, production, occupation, value-added, ad valorem, transfer, documentary, franchise, registration, profits, license, lease, service, service use, capital stock, social security, disability, severance, environmental, stamp, premium, withholding, payroll, employment, unemployment, estimated, alternative minimum, windfall profits, excise, property (real or personal), customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with all interest, penalties and additions imposed with respect to such penalties or additions imposed by any Governmental Authority, whether disputed or not.
(xxx) “Tax Return” means any return, form, certificate, claim for refund, declaration, statement, report or other information return or document that is filed or required to be filed with a Governmental Authority with respect to Taxes, including amendments, schedules and attachments thereto.
(yyy) “Trade Control Laws” means, to the extent applicable, (a) the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control

Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30); and (b) similar export control, import, and antiboycott laws and regulations imposed, administered or enforced by the United Kingdom or the European Union, except to the extent inconsistent with U.S. law.
(zzz) “Transaction Litigation” means any Legal Proceeding commenced or threatened by a Company Stockholder against a Party or any of its Subsidiaries or Affiliates (and/or their respective directors and/or executive officers), in each case in connection with, arising from or otherwise relating to or regarding the Merger or any other transaction contemplated by this Agreement, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement, Schedule 13e-3, any Other Required Company Filing or any other communications to the Company Stockholders, other than any Legal Proceedings among the Parties and/or the Reinvestment Stockholders, the Equity Investors and their Affiliates or with the Financing Sources related to this Agreement, the Fee Funding Agreement or the Financing Commitments.
(aaaa) “Unaffiliated Company Stockholders” means the holders of Company Common Stock, excluding (i) General Atlantic L.P., its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates, (ii) Accel Management Co. Inc., its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates, (iii) Permira Advisers LLC, its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates, (iv) the members of the Company Board, (v) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act and (vi) Anthony Casalena and his controlled Affiliates.
(bbbb) “WARN” means the United States Worker Adjustment and Retraining Notification Act of 1988, as amended, and the rules and regulations promulgated thereunder, and any similar foreign, state or local Law.
(cccc) “Willful and Material Breach” means a material breach of this Agreement that is a consequence of an act or failure to act undertaken or omitted to be taken by the breaching Party with the actual knowledge that the taking of such act or failure to take such act would, or would reasonably be expected to, cause, or constitute a material breach of this Agreement.
1.2 Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:
Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
Alternative Debt Financing	6.5(c)
Alternative Debt Financing Commitment	6.5(c)
Author	3.15(c)
Buyer Parties	Preamble
Bylaws	3.1
Capitalization Date	3.7(a)
Certificate of Merger	2.2
Certificates	2.9(c)
Charter	2.5(a)
Chosen Courts	9.10(a)
Closing	2.3
Closing Date	2.3
Collective Bargaining Agreement	3.19(a)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	3.3(b)
Company Disclosure Letter	Article III
Company Equity Awards	3.7(b)

Term	Section Reference
Company Financial Advisor	3.26
Company IT System Interruption	3.15(g)
Company Option Consideration	2.8(b)
Company Related Parties	8.3(f)(ii)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Confidentiality Agreement	9.4
Consent	3.6
Continuation Period	6.11(a)
Copyrights	1.1(vv)
Current Insurance	6.10(c)
Data Protection Laws	1.1(jj)
Debt Commitment Letter	4.11(a)
Debt Financing	4.11(a)
Debt Financing Commitment	4.11(a)
DGCL	Recitals
Dissenting Company Shares	2.7(d)(i)
Dollars	1.3(e)
DTC	2.9(d)
DTC Payment	2.9(d)
Effect	1.1(v)
Effective Time	2.2
Electronic Delivery	9.13
Employee Plan	3.18(a)
Enforceability Limitations	3.2
ePrivacy Directive	1.1(jj)
Equity Award Consideration	2.8(b)
Equity Commitment Letter	Recitals
Equity Investors	Recitals
Equity Financing	4.11(a)
Exchange Fund	2.9(b)
Fee Funding Agreement	Recitals
Financing	4.11(a)
Financing Commitments	4.11(a)
GDPR	1.1(jj)
Indemnified Persons	6.10(a)
Insured Persons	6.10(c)
Intervening Event	5.3(d)(i)
Lease	3.14(b)
Leased Real Property	3.14(b)
Malicious Code	3.15(h)
Marks	1.1(vv)
Maximum Amount	6.10(c)
Merger	Recitals
Merger Sub	Preamble
Merger Sub Stockholder Approval	Recitals
New Plan	6.11(b)
No-Shop Period Start Date	5.3(a)
Notice Period	5.3(d)(ii)(2)

Term	Section Reference
Other Required Company Filing	6.3(b)
Other Required Parent Filing	6.3(c)
Owned Company Share	2.7(a)(iii)
Parent	Preamble
Parent Disclosure Letter	Article IV
Parent Related Parties	8.3(f)(i)
Parent Termination Fee	8.3(c)
Party	Preamble
Patents	1.1(vv)
Payment Agent	2.9(a)
Payoff Letters	6.20
Per Share Price	2.7(a)(ii)
Permits	3.20
Prohibited Modifications	6.5(a)
Proxy Statement	6.3(a)
Recent SEC Reports	Article III
Recommendation Change	5.3(c)(i)
Reimbursement Obligations	6.6(f)
Reinvestment Stockholders	Recitals
Repaid Indebtedness	6.20
Representatives	5.3(a)
Required Amount	4.11(c)
Requisite Stockholder Approval	3.4
Rollover Shares	Recitals
Schedule 13e-3	6.3(a)
Special Committee	Recitals
Special Committee Advisor	3.3(c)
Special Committee Recommendation	3.3(a)
Support Agreements	Recitals
Surviving Corporation	2.1
Termination Date	8.1(c)
Uncertificated Shares	2.9(c)
Written	1.3(s)
1.3 Certain Interpretations.
(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated, and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.
(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”
(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.
(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”
(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.
(g) When reference is made to any party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.
(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.
(i) When used herein, references to “ordinary course” or “ordinary course of business” will be construed to mean “ordinary course of business, consistent with past practices.”
(j) A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.
(k) All accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP. An item arising with respect to a specific representation or warranty will be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements, to the extent that any such phrase appears in such representation or warranty, if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statements that is specifically related to such item; or (ii) such item is specifically set forth on the balance sheet or financial statements or is specifically set forth in the notes thereto (provided that an amount with respect to such item is included in such notes), in each case of clauses (i) and (ii), if an amount is so shown or set forth on such balance sheet or financial statement or notes thereto, solely to the extent of such amount.
(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.
(m) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following May 18 is June 18 and one month following May 31 is July 1). When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively. Date and times shall be measured by and refer to Eastern Time in the United States.
(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.
(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.
(p) The information contained in this Agreement and in the Company Disclosure Letter and Parent Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of law or breach of contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement. Disclosure of any information or document in the Company Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Company Disclosure Letter. Nothing in the Company Disclosure Letter constitutes an admission against the Company’s interest or represents the Company’s legal position or legal rights on the matter so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or materiality.
(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
(r) Documents or other information or materials will be deemed to have been “made available,” “furnished,” “provided” or “delivered” by the Company if such documents, information or materials have been electronically delivered to the relevant Party prior to the date of this Agreement, including by being posted to the virtual data room managed by the Company at www.ansarada.com with respect to the transactions contemplated by this Agreement and made accessible therein to the Buyer Parties and their respective Representatives, or filed with or furnished to the SEC and available on EDGAR.
(s) References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.
ARTICLE II

THE MERGER
2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will thereupon cease; and (c) the Company will continue as the surviving corporation of the Merger. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”
2.2 The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company will cause the Merger to be consummated pursuant to the DGCL by the Company filing a certificate of merger in customary form and substance (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing with the Secretary of State of the State of Delaware, or such other time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).
2.3 The Closing. The consummation of the Merger (the “Closing”) shall take place by the remote exchange of electronic copies of documents and signatures (including by Electronic Delivery) (a) as soon as practicable and in no event later than on the fifth Business Day after the satisfaction or waiver by the Party entitled to waive (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver by the Party entitled to waive (to the extent permitted hereunder) of such conditions at the Closing); provided that if any of such conditions to be satisfied at the Closing set forth in Article VII are not satisfied or waived (to the extent permitted hereunder) on such fifth Business Day, then the Closing shall take place on the third Business Day thereafter on which all such conditions have been satisfied or waived (to the extent permitted hereunder) or (b) at such other time, location and/or date as Parent and the Company mutually agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.”
2.4 Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
2.5 Certificate of Incorporation and Bylaws.
(a) Surviving Corporation Certificate of Incorporation. At the Effective Time, subject to the provisions of Section 6.10(a), the Amended and Restated Certificate of Incorporation of the Company (the “Charter”), will be amended and restated in its entirety to read as set forth in Exhibit A attached hereto (which was approved by the Company Board), and such amended and restated certificate of incorporation will become the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.
(b) Surviving Corporation Bylaws. At the Effective Time, subject to the provisions of Section 6.10(a), the bylaws of the Company, as in effect immediately prior to the Effective Time, will be amended and restated in their entirety to read as set forth in Exhibit B attached hereto (which was approved by the Company Board), and such amended and restated bylaws will become the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.
2.6 Directors and Officers.
(a) Directors of the Surviving Corporation. At the Effective Time, the parties will take the necessary actions such that the initial directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.
(b) Officers of the Surviving Corporation. At the Effective Time, the parties will take the necessary actions such that the initial officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed.
2.7 Effect of Merger on Company Common Stock.
(a) Company Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Buyer Parties, the Company or the holders of any of the following securities, the following will occur:
(i) each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will automatically be cancelled and converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and thereupon each certificate representing ownership of such shares of common stock of Merger Sub will thereafter represent ownership of shares of common stock of the Surviving Corporation;
(ii) each share of Company Common Stock that is outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $44.00, without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11);
(iii) each share of Company Common Stock that is (A) held by the Company Group; (B) owned by the Buyer Parties; (C) a Rollover Share; or (D) owned by any direct or indirect wholly owned Subsidiary of the Buyer Parties as of immediately prior to the Effective Time (each, an “Owned Company Share”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.
(b) Rollover Shares. The Rollover Shares shall not be entitled to receive the Per Share Price and shall, immediately prior to the Closing, be contributed, directly or indirectly, to Parent (or any direct or indirect parent entity thereof designated by Parent) pursuant to the terms of the applicable Support Agreement and shall be treated in accordance with Section 2.7(a)(iii).

(c) Adjustment to the Per Share Price. The Per Share Price will be adjusted appropriately (and subject to the terms of the Charter) to reflect the effect of any stock split, reverse stock split, stock distribution or dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time.
(d) Statutory Rights of Appraisal.
(i) Notwithstanding anything to the contrary set forth in this Agreement, if required by the DGCL (but only to the extent required thereby), all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time (other than the Owned Company Shares) and held by Company Stockholders that shall have neither voted in favor of the Merger nor consented thereto in writing and that shall have properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (the “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Per Share Price pursuant to this Section 2.7(d). Holders of Dissenting Company Shares will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL (it being agreed that such Dissenting Company Shares shall no longer be outstanding, shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto other than the right to receive the appraised value of such Dissenting Company Shares to the extent afforded by Section 262 of the DGCL), except that all Dissenting Company Shares held by Company Stockholders that shall have failed to perfect or that shall have effectively withdrawn or lost their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such shares of Company Common Stock in the manner provided in Section 2.9.
(ii) The Company will give Parent (A) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares; and (B) the opportunity to participate in all negotiations and Legal Proceedings with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Company Shares. The Company may not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares.
2.8 Equity Awards.
(a) Treatment of Vested Company RSUs and Company PSUs; Non-Employee Company RSUs. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any Company RSU or Company PSU, each award of Company RSUs or Company PSUs that is outstanding immediately prior to the Effective Time and either (i) vested by its terms or (ii) held by a non-employee of the Company shall be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (A) the Per Share Price multiplied by (B) the number of shares of Company Common Stock subject to such award of Company RSUs or Company PSUs (the “Company Stock Award Consideration”).
(b) Treatment of Vested Company Options. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any Company Option, each Company Option (other than a Company Out-of-the-Money Option) that is vested by its terms and outstanding immediately prior to the Effective Time shall be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (A) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (B) the number of shares of Company Common Stock subject to such Company Option (the “Company Option Consideration,” and together with the Company Stock Award Consideration, the “Equity Award Consideration”).
(c) Treatment of Unvested Company RSUs, Company PSUs and Company Options. Immediately prior to the Effective Time, each Company Option (other than any Company Out-of-the-Money Option), award of Company RSUs and award of Company PSUs that is then outstanding and not vested by its terms (other than any such award held by a non-employee of the Company) shall be cancelled and converted as of the Effective Time into a Parent Cash Award. Such Parent Cash Award shall remain subject to the same vesting terms and conditions that applied to the associated Company Option, Company RSU award or Company PSU award, as applicable, immediately prior to the Effective Time, including the requirement of continued service with the Surviving Corporation or its Subsidiaries through the applicable vesting date and the applicable cash amounts shall be paid out, without interest and less such amounts as are required to be withheld or deducted under the Code or any provision of U.S. state or local Tax Law with respect to the making of such payment, on the next payroll date following the applicable vesting dates. Notwithstanding the foregoing, each Company PSU that is scheduled to automatically forfeit as of the Effective Time pursuant to its terms shall be forfeited as of the Effective Time for no consideration.
(d) Payment Procedures. At or as soon as practicable after the Closing, Parent shall direct the Company to use its existing cash or deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate Equity Award Consideration owed to the holders of Company RSUs, Company Options and Company PSUs pursuant to Section 2.8(a) and Section 2.8(b) as applicable. The Surviving Corporation or its Subsidiaries, as applicable, shall pay no later than the second regularly scheduled payroll date following the Closing Date an amount equal to the Equity Award Consideration payable with respect to such Company RSUs, Company Options and Company PSUs through the Company Group’s payroll to the applicable holders of such Company RSUs, Company Options and Company PSUs. All amounts required to be paid to such holders of Company RSUs, Company Options and Company PSUs pursuant to Section 2.8 shall be less any required withholding pursuant to Section 2.12 and other authorized deductions.
(e) Treatment of Company Out-of-the-Money Options. Notwithstanding anything set forth herein to the contrary, each Company Out-of-the-Money Option, whether vested or unvested, shall be automatically cancelled as of the Effective Time for no consideration.
(f) Further Actions. The Company shall pass resolutions approving, and take such other actions as the Company determines in good faith may be reasonably necessary or required to effect, the treatment of the Company RSUs, Company Options and Company PSUs under this Section 2.8.
2.9 Exchange of Certificates.
(a) Payment Agent. Prior to the Closing, (i) Parent will select a nationally recognized bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”); and (ii) Parent will enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.
(b) Exchange Fund. At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock (other than holders of Dissenting Company Shares and Owned Company Shares) become entitled pursuant to Section 2.7. Until disbursed in accordance with the terms and conditions of this Agreement, such cash will be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or S&P Global Ratings, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Exchange Fund”). To the extent that (A) there are any losses with respect to any investments of the Exchange Fund; (B) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (C) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, Parent will, or will cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.

(c) Payment Procedures. Promptly following the Closing (and in any event within three Business Days following the Closing), Parent and the Surviving Corporation will direct the Payment Agent to mail to each holder of record (as of immediately prior to the Effective Time) of (i) a certificate or certificates that immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Certificates”) and (ii) uncertificated shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Uncertificated Shares”): (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent); and (B) instructions for use in effecting the surrender of the Certificates and Uncertificated Shares, as applicable, in exchange for the Per Share Price, payable in respect thereof pursuant to Section 2.7. Upon surrender of Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock represented by such Certificate; by (y) the Per Share Price (subject to Section 2.12), and the Certificates so surrendered will forthwith be cancelled. Upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the holders of such Uncertificated Shares will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares; by (2) the Per Share Price (subject to Section 2.12), and the transferred Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept such Certificates and transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Per Share Price, payable upon the surrender of such Certificates and Uncertificated Shares pursuant to this Section 2.9(c). Until so surrendered, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Per Share Price without interest thereon, payable in respect thereof pursuant to Section 2.7. Notwithstanding anything to the contrary in this Agreement, no holder of Uncertificated Shares will be required to provide a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.7.
(d) DTC Payment. Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that (i) if the Closing occurs at or prior to 11:30 a.m. Eastern time on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (A) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time; multiplied by (B) the Per Share Price (such amount, the “DTC Payment”); and (ii) if the Closing occurs after 11:30 a.m. Eastern time on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.
(e) Transfers of Ownership. If payment of the Per Share Price is to be made to a Person other than the Person in whose name the surrendered Certificate in exchange therefor is registered, it shall be a condition of payment that (i) the Person requesting such exchange present proper evidence of transfer or shall otherwise be in proper form for surrender and transfer; and (ii) the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate surrendered or shall have established to the reasonable satisfaction of Parent that such Tax either has been paid or is not applicable. Payment of the Per Share Price in respect of Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered as of immediately prior to the Effective Time.
(f) No Liability. Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a holder of shares of Company Common Stock, for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(g) Distribution of Exchange Fund to Parent. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Closing Date, as applicable, will be delivered to Parent (as directed by Parent) upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, that have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock, for exchange pursuant to this Section 2.9 will thereafter look for payment of the Per Share Price without interest thereon, payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar laws), solely as general creditors thereof, for any claim to the Per Share Price, to which such holders may be entitled pursuant to Section 2.7. Any amounts remaining unclaimed by holders of any such Certificates or Uncertificated Shares two years after the Closing Date, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
2.10 No Further Ownership Rights in Company Common Stock. From and after the Effective Time, (a) all shares of Company Common Stock will no longer be outstanding and will automatically be converted or cancelled and retired, as applicable, in accordance with Section 2.7 and cease to exist; and (b) each holder of Certificates or Uncertificated Shares theretofore representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the Per Share Price, payable therefor in accordance with Section 2.7; in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(d). The Per Share Price paid in accordance with the terms of this Article II will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9(c)) be cancelled and exchanged as provided in this Article II.
2.11 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such customary amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.
2.12 Required Withholding. Each of the Payment Agent, Parent, the Company, Merger Sub and the Surviving Corporation (without duplication) will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom pursuant to any Tax Laws. To the extent that such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.
2.13 No Dividends or Distributions. No dividends or other distributions with respect to the capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.
2.14 Necessary Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company or Merger Sub, then the directors and officers of the Company and Merger Sub will take all such lawful and necessary action.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
With respect to any Section of this Article III, except (a) as disclosed in the reports, statements and other documents filed by the Company with the SEC or furnished by the Company to the SEC, in each case, pursuant to the Exchange Act on or after January 1, 2023, and no later than one Business Day prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Special Note Regarding Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (the “Recent SEC Reports”) (it being (i) understood that any matter disclosed in such Recent SEC Reports will not be deemed to be disclosed for purposes of Section 3.1, Section 3.2, Section 3.3(c), Section 3.3(d), Section 3.5, Section 3.7, subclause (ii) of Section 3.12 or Section 3.26); or (b) subject to the terms of Section 9.12, as set forth in the disclosure letter delivered by the Company to the Buyer Parties on the date of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to the Buyer Parties as follows:
3.1 Organization; Good Standing. The Company (a) is a corporation duly incorporated, validly existing and in good standing pursuant to the DGCL; and (b) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Charter and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to the date of this Agreement. The Company is not in violation of the Charter or the Bylaws.
3.2 Corporate Power; Enforceability. The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations hereunder; and (c) subject to receiving the Requisite Stockholder Approval, consummate the Merger. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Merger have been duly and unanimously authorized and approved by the Company Board (upon the unanimous recommendation of the Special Committee), and except for obtaining the Requisite Stockholder Approval and filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement by the Company; (ii) the performance by the Company of its covenants and obligations hereunder; or (iii) subject to the receipt of the Requisite Stockholder Approval, the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Buyer Parties, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally; and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Limitations”).
3.3 Company Board Approval; Fairness Opinion; Anti-Takeover Laws.
(a) Special Committee Approval. The Special Committee has unanimously (i) determined that this Agreement and the transactions contemplated by this Agreement are advisable, fair to and in the best interests of the Company and the Unaffiliated Company Stockholders; (ii) recommended to the Company Board that it approve this Agreement and the transactions contemplated by this Agreement; and (iii) resolved to recommend that the Unaffiliated Company Stockholders adopt this this Agreement at any Company Stockholder Meeting (collectively, the “Special Committee Recommendation”), which Special Committee Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement.

(b) Company Board Approval. The Company Board has unanimously, acting upon the recommendation of the Special Committee, (i) determined that this Agreement and the transactions contemplated by this Agreement are advisable, fair to and in the best interests of the Company and the Company Stockholders; (ii) approved this Agreement and the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and conditions set forth herein; and (iii) resolved to recommend that the Company Stockholders adopt this Agreement in accordance with the DGCL at any Company Stockholder Meeting (collectively, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement.
(c) Fairness Opinion for the Special Committee. The Special Committee has received the written opinion of Centerview Partners LLC, as financial advisor to the Special Committee (the “Special Committee Advisor”), to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Per Share Price to be received by the Unaffiliated Company Stockholders in the Merger is fair, from a financial point of view, to such holders (it being understood and agreed that such written opinion is for the benefit of the Special Committee and may not be relied upon by the Buyer Parties for any purpose). The Company shall, following the execution of this Agreement by all Parties, furnish an accurate, complete and confidential copy of said opinion letters to Parent solely for informational purposes.
(d) Anti-Takeover Laws. Assuming that the representation of the Buyer Parties set forth in Section 4.6 is true and correct, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” law will not be applicable to the Merger, this Agreement, the Support Agreements or the transactions contemplated hereby or thereby. No other state takeover statute or similar statute or regulation applies to or purports to apply to the Merger or the other transactions contemplated by this Agreement. No other “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision in the Charter of the Bylaws is, or at the Effective Time will be, applicable to the shares of the Company Common Stock, the Merger or the other transactions contemplated by this Agreement.
3.4 Requisite Stockholder Approval. Except for (i) the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders, (ii) the affirmative vote of the holders of a majority in voting power of the outstanding Company Common Stock, (iii) the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and (iv) the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, in each case, to adopt this Agreement (the requisite votes described in the preceding clauses (i), (ii), (iii) and (iv) together, the “Requisite Stockholder Approval”), no other vote of the holders of any class or series of Company Capital Stock is necessary pursuant to applicable Law, the Charter or the Bylaws to adopt this Agreement and consummate the Merger.
3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated hereby, including the Merger do not (a) violate or conflict with any provision of the organizational documents of the Company or any of its Subsidiaries; (b) violate, conflict with, require consent of or notice to a counterparty, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any law applicable to the Company Group or by which any of its properties or assets are bound; or (d) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company Group, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The entry into the Support Agreements does not constitute a “Transfer” (as such term is defined in the Charter) of the shares of Company Common Stock subject thereto.
3.6 Requisite Governmental Approvals. No consent, approval, order or authorization of, filing or registration with, or notification to (any of the foregoing, a “Consent”) any Governmental Authority or the Internet Corporation

for Assigned Names and Numbers is required on the part of the Company in connection with (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the transactions contemplated hereby, including the Merger, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company Group is qualified to do business; (ii) such filings and approvals as may be required by any applicable federal or state securities laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and other Antitrust Laws; and (iv) such other Consents the failure of which to obtain have not had, and would not reasonably be expected to have a Company Material Adverse Effect.
3.7 Company Capitalization.
(a) Capital Stock. The authorized capital stock of the Company consists of (i) 1,000,000,000 shares of Class A Common Stock, (ii) 100,000,000 shares of Class B Common Stock, (iii) 1,000,000,000 shares of Class C Common Stock and (iv) 0 shares of Company Preferred Stock. As of 5:30 p.m., Eastern time, on May 9, 2024 (such time and date, the “Capitalization Date”), (A) 89,530,637 shares of Class A Common Stock were issued and outstanding; (B) 47,844,755 shares of Class B Common Stock were issued and outstanding; (C) no shares of Class C Common Stock were issued and outstanding; (D) 0 shares of Company Preferred Stock were issued and outstanding; (E) 0 shares of Class A Common Stock were held by the Company as treasury shares; (F) 0 shares of Class B Common Stock were held by the Company as treasury shares; and (G) no shares of Class C Common Stock were held by the Company as treasury shares. All outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of any preemptive rights and not subject to or issued in violation of any purchase option, call option, right of first refusal, or any similar right pursuant to any provision of applicable Law or any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound. None of the issued and outstanding shares of Company Common Stock have been issued in violation of any foreign, federal or state securities Laws.
(b) Stock Reservation. As of the Capitalization Date, the Company has reserved 25,191,850 shares of Company Common Stock for issuance pursuant to the Company Equity Plans and 2,766,713 shares of Company Common Stock for issuance pursuant to the Company ESPP. As of the Capitalization Date, there were outstanding the following Company Equity Awards: (i) Company Options to acquire 697,402 shares of Company Common Stock having a weighted average exercise price of $2.89 per share, (ii) Company RSUs in respect of 11,970,323 shares of Company Common Stock, and (iii) Company PSUs in respect of 542,206 shares of Company Common Stock (assuming achievement of the target level of performance at the end of the applicable performance period). The Company has provided to Parent a complete and correct list, in all material respects, as of May 2, 2024, of all outstanding Company Equity Awards, including with respect to each such award, (A) the number of shares subject to such award (assuming, with respect to Company PSUs, achievement of the target level of performance), (B) the employee ID number for the holder of such Company Equity Award, (C) the grant date, (D) the expiration date, (E) the vesting schedule, (F) the number of unvested and vested shares subject to each such award, and (G) the Company Equity Plan under which such award was granted (the “Company Equity Award Schedule”). No Offerings (as defined in the Company ESPP) are currently in effect under the Company ESPP.
(c) Company Securities. Except as set forth in Section 3.7(a) or 3.7(b), or as set forth on the Company Equity Award Schedule, as of the Capitalization Date (or, with respect to Company Equity Awards, as of May 2, 2024), there were (i) no issued, reserved for issuance or outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no issued, reserved for issuance or outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest (including voting debt) in, the Company; (iii) no outstanding options, calls, commitments, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for such shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any such option, warrant, right, convertible, exchangeable or exercisable security, or other similar Contract relating to any capital stock of, or other equity or voting interest in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Common Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar Contracts to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) except as provided in the Charter or the Bylaws, no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities. The Company is not party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Common Stock. The Company does not have a stockholder rights plan in effect.
(d) Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.
3.8 Subsidiaries.
(a) Subsidiaries. Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name, jurisdiction of organization and schedule of stockholders or equity holders (other than any member of the Company Group) of each Subsidiary of the Company. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the laws of its jurisdiction of organization (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate (or similar) power and authority to carry on its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be so organized, validly existing and in good standing has not had, or would not reasonably be expected to have, a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing has not had, or would not reasonably be expected to have, a Company Material Adverse Effect. Neither the Company nor any Subsidiary of the Company holds any equity interests in any Person other than the Subsidiaries set forth on Section 3.8(a) of the Company Disclosure Letter.
(b) Capital Stock of Subsidiaries. All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable; and (ii) except for directors’ qualifying or similar shares, is owned, directly or indirectly, by the Company, free and clear of all Liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date of this Agreement.
3.9 Company SEC Reports. Since January 1, 2022, the Company filed or furnished all forms, reports, schedules, statements, prospectuses, registration statements and other documents with the SEC that have been required to be filed by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, the Company has not been notified in writing that any Company SEC Report is the subject of ongoing SEC review. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC.
3.10 Company Financial Statements; Internal Controls.
(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); and (ii) fairly present, in all material respects, the consolidated financial position of the Company Group as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of any financial statements filed on Form 10-Q, to normal year-end adjustments and to any other adjustment described therein).
(b) Disclosure Controls and Procedures. The Company has established and maintains and enforces “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures ensure that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management, auditors and the audit committee of the Company Board as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2023.
(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company Group; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company Group are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company Group. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness in the system of internal control over financial reporting utilized by the Company Group that has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company Group. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Reports.
(d) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any material, written unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, and no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has, to the Knowledge of the Company, reported in writing credible evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries or their respective officers, directors, employees or agents to the Company Board or any committee thereof or to the General Counsel, Chief Executive Officer or Chief Financial Officer of the Company.
3.11 No Undisclosed Liabilities. The Company Group has no liabilities other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company Group (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Merger or in connection with obligations under existing Contracts or applicable Laws; (c) incurred in the ordinary course of business on or after December 31, 2023; (d) liabilities for performance of obligations under Contracts binding upon any member of the Company Group (other than resulting from a breach of contract, breach of warranty, tort, infringement, violation of or liability or obligation under applicable Law) made available to Parent prior to the date of this Agreement or entered into in the ordinary course of business; or (e) that would not be material to the business of the Company Group, taken as a whole.

3.12 Absence of Certain Changes. Since January 1, 2024 through the date of this Agreement, (i) the business of the Company Group has been conducted, in all material respects, in the ordinary course of business; and (ii) there has not occurred a Company Material Adverse Effect.
3.13 Material Contracts.
(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to or by which the Company Group is a party or is bound (other than any Employee Plans and Material Contracts contemplated by clause (i) of the definition of Material Contract and any Material Contracts listed in Section 3.18(a) of the Company Disclosure Letter), and a copy of each Material Contract has been made available to Parent.
(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each such Subsidiary of the Company that is a party thereto and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. None of the Company, each of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is in breach of or default pursuant to any such Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by the Company Group, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No party to any Material Contract has (i) exercised any termination rights with respect thereto, or (ii) given written notice of any material breach with respect to, or intent not to renew, any Material Contract, in the case of clauses (i) and (ii) except as has not had, individually or in the aggregate, a Company Material Adverse Effect.
3.14 Real Property.
(a) Owned Real Property. The Company Group does not own any real property.
(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses, sublicenses or other agreements pursuant to which the Company Group uses or occupies, or has the right to use or occupy, now or in the future, any real property (such property, the “Leased Real Property,” and each such lease, sublease, license, sublicense or other similar agreement together with all amendments, assignments, guarantees and other supplements thereto, a “Lease”). The Company has made available to Parent true, correct and complete (in all material respects) copies of all Leases. With respect to each Lease, and except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or materially and adversely affect the current use by the Company or its Subsidiaries of the Leased Real Property, (i) there are no disputes with respect to such Lease; (ii) the Company or one of its Subsidiaries has not collaterally assigned or granted any other security interest in such Lease or any interest therein; (iii) the Company or one of its Subsidiaries has a good and valid leasehold interest free and clear of all Liens (other than Permitted Liens) on the estate or interest created by such Lease; and (iv) neither the Company nor one of its Subsidiaries has subleased or otherwise granted to any Person the right to use or occupy the Leased Real Property or any portion thereof.
3.15 Intellectual Property.
(a) Registered Intellectual Property. Section 3.15(a) of the Company Disclosure Letter sets forth a correct and complete (in all material respects) list as of the date of this Agreement of all Company Registered Intellectual Property. All material Company Registered Intellectual Property is subsisting, valid, and to the Knowledge of the Company, enforceable. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof there are no (and since January 1, 2021, there have not been any) Legal Proceedings pending or, to Knowledge of the Company, threatened against the Company Group, nor has the Company, as of the date hereof, received any written notice or complaint since January 1, 2021, that challenges the legality, validity, enforceability, registration, use or ownership of any Company Registered Intellectual Property (in each case, other than routine office actions and other proceedings in the course of filing and prosecution of Company Registered Intellectual Property).
(b) IP Ownership. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Group (i) solely owns and possesses all right title and interest in and to all Company Intellectual Property, free and clear of all Liens (except for Permitted Liens), and (ii) owns or otherwise possesses valid and adequate rights to use and, immediately after the consummation of the Merger, will continue to own or otherwise possess valid and adequate rights to use, all other Intellectual Property used in the business of the Company or any of its Subsidiaries as currently conducted, including any such use, marketing, distribution, licensing out, and offering as a service of any Software Product. No third party has any valid claim to any ownership right with respect to any material Company Intellectual Property.
(c) Authors. To the Knowledge of the Company, all current and former consultants, advisors, employees and independent contractors who independently or jointly contributed to the reduction to practice, creation or development of any material Company Intellectual Property (each, an “Author”), have assigned to a member of the Company Group all of such Authors’ right, title and interest in and to such Intellectual Property (or a member of the Company Group is the owner thereof by operation of law or otherwise).
(d) No Infringement. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) no member of the Company Group is infringing, misappropriating, diluting or otherwise violating the Intellectual Property rights of any Person, (ii) since January 1, 2021, no member of the Company Group has received written notice from any third Person, and no Legal Proceeding has been brought by any third Person against any member of the Company Group, alleging that the operation of the business of the Company Group infringes, misappropriates, or otherwise violates the Intellectual Property of any third Person and (iii) to the Knowledge of the Company, no Person is infringing, misappropriating, diluting, or otherwise violating any material Company Intellectual Property. Since January 1, 2021, no member of the Company Group has made or asserted any written charge, complaint, claim, demand or notice against any third Person (or brought any Legal Proceeding against any third Person) claiming that such third Person is infringing, misappropriating, diluting or otherwise violating any Company Intellectual Property in any material respect.
(e) Proprietary Information. Each member of the Company Group has taken reasonable steps and maintained reasonable practices designed to protect and preserve the confidentiality of all material confidential information and trade secrets of the Company Group, including any material confidential information provided by any third party to the Company Group under an obligation of confidentiality. There has been no breach of confidentiality obligations with respect to confidential information on the part of any member of the Company Group or, to the Knowledge of the Company, by any third party (in respect of confidential information of the Company Group), except where such breach has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(f) Open Source Software. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with all terms and conditions of any license for Open Source Software that is contained in, incorporated into, lined or called by, distributed with, or otherwise used by the Company and its Subsidiaries. To the Company’s Knowledge, the Company and its Subsidiaries have not (i) incorporated Open Source Software, (ii) distributed Open Source Software, or (iii) used Open Source Software, in such a way that creates an obligation for the Company to (A) disclose, make available, offer or deliver any portion of the source code of any material Company Proprietary Software or component thereof (other than the applicable Open Source Software) to any third party, (B) license such material Company Proprietary Software (other than the applicable Open Source Software) for the purpose of making derivative works, or under terms that allow reverse engineering, reverse assembly, or disassembly, or (C) redistribute at no charge such material Company Proprietary Software, other than the applicable Open Source Software.
(g) Company IT Systems. The Company Group has, in all material respects, implemented and maintains commercially reasonable security, disaster recovery and business continuity plans, procedures and facilities designed to (i) provide monitoring and alerting of material operational problems or issues with the Company IT

Systems in the possession or operational control of the Company Group, and (ii) in the event of a Company IT System Interruption, restore the Company IT Systems for use in the conduct of the Company’s business in all material respects within a commercially reasonable period of time. In the 24 months preceding the date of this Agreement, with respect to any of the Company IT Systems, there has not been any material failures, breakdowns, security breaches or other unauthorized access or use or other similar adverse events affecting any such Company IT Systems that have caused the material disruption or material interruption in or to the use of such Company IT Systems or the conduct of the Company Group’s business (each, a “Company IT System Interruption”), or that would require notification of individuals, law enforcement, or any Governmental Authority. The Company and its Subsidiaries, in all material respects, use commercially reasonable methods (including passwords) designed to ensure the correct identity of the users of its Software, and other databases, systems, networks and internet sites included in the Company IT Systems, and the correct identity of its customers, and to protect the security and integrity of transactions executed through its Software and Company IT Systems, in each case, as applicable and appropriate in respect of the nature of use of such Software and Company IT Systems.
(h) Company Products. To the Knowledge of the Company, there are (i) no defects in any Company Products that would prevent the same from performing materially in accordance with the Company’s obligations to customers under written customer agreements; and (ii) neither the Company IT Systems nor the Software Products contain in any material respect any back door, drop dead device, time bomb, viruses, worms, Trojan horses, spyware, adware (in each case as such terms are commonly understood in the software industry) or similar disabling codes or malicious programs, or any other code designed or intended to have any of the following functions: disrupting, disabling, harming, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed (collectively, “Malicious Code”). The Company Group has, in all material respects, implemented reasonable measures designed to prevent the introduction of Malicious Code into the Software Products and Company IT Systems (if within the control of the Company), including firewall protections and regular virus scans.
(i) Source Code. The Company Group has maintained in confidence and not disclosed, delivered, licensed or otherwise made available any source code that embodies material Company Intellectual Property used by the Company Group in the development or maintenance of Company Products to any third Person (other than Persons working with or on behalf of the Company and subject to reasonable confidentiality obligations). No member of the Company Group has any duty or obligation (whether present, contingent, or otherwise) to deliver, license, or otherwise make available such source code to any escrow agent or other third Person (other than Persons working with or on behalf of the Company and subject to reasonable confidentiality obligations). As of the date hereof, no event has occurred, and to the Knowledge of the Company, no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, result in the delivery, license, or disclosure of such source code currently in use by any member of the Company Group to any third Person who is not, as of the date of this Agreement, an employee of a member of the Company Group (or otherwise working with or on behalf of the Company and subject to reasonable confidentiality obligations).
3.16 Data Security and Privacy. The Company Group and, to the Knowledge of the Company and solely with respect to the Processing of Personal Information jointly with, for, or on behalf of the Company Group, all Data Partners are, and since January 1, 2021, have been, in compliance with all Data Security Requirements in all material respects. Since January 1, 2021, the Company Group has implemented, maintained and complied in all material respects with technical, physical, and organizational measures appropriately designed to protect (a) the confidentiality, availability, integrity and security of the Company IT Systems that are involved in the Processing of Personal Information, in the conduct of the business of the Company Group; and (b) Personal Information Processed by or on behalf of any member of the Company Group against a Specified Data Breach. Neither the Company Group nor, to the Knowledge of the Company and solely with respect to the Processing of Personal Information jointly with, for, or on behalf of the Company Group, any of its Data Partners has, as of the date hereof, since three (3) years prior to the date of this Agreement, (i) received any written complaints, claims, or notices from any Governmental Authority or other Person, or been notified that it is the subject of any investigation or enforcement action by any Governmental Authority; or (ii) notified or been required to notify any customer, consumer, employee, Governmental Authority, or other Person, in each case, in relation to any material Specified Data Breaches or alleged or actual material violation of any Data Security Requirements. Since three (3) years prior to the date of this Agreement, no fines or other penalties have been imposed on, or written claims for compensation have been received by, any member of the Company Group, for violation of any Data Security Requirement or in connection with any Specified Data Breach. The Company Group has not since three (3) years prior to the date of this Agreement, (1) experienced any material Specified Data Breaches; or (2) been involved in any Legal Proceedings related to any violation of any Data Security Requirements by the Company Group or any Specified Data Breaches. The Company Group, in all material respects, maintains insurance coverage containing policy terms and limits that are reasonably appropriate to the risk of the Company Group’s liability relating to any Specified Data Breach, unauthorized Processing of Personal Information, or violation of the Data Security Requirements, and since three (3) years prior to the date of this Agreement, no claims have been made under such insurance policy(ies).
3.17 Tax Matters.
(a) Each of the Company and the Company’s Subsidiaries has (i) duly and timely filed (or caused to be filed) with the appropriate Governmental Authorities all material Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete in all material respects; and (ii) paid all material Taxes required to be paid by it, except for those being contested in good faith and for which adequate reserves have been established in the consolidated financial statements of the Company Group filed with the Company SEC Reports;
(b) There are no outstanding waivers or extensions regarding the application of the statute of limitations with respect to any material Taxes or material Tax Returns of the Company or any Company Subsidiary that has not since expired;
(c) All material Taxes that the Company and the Company’s Subsidiaries are (or were) required by Law to withhold or collect have been duly withheld or collected, and have been paid over to the appropriate Governmental Authority, and the Company and the Company’s Subsidiaries have complied with all material reporting requirements related thereto.
(d) No audits, claims, proceedings or other examinations with respect to material Taxes of the Company or any Company Subsidiary are pending or threatened in writing;
(e) To the Knowledge of the Company, no written claim has ever been made by any Governmental Authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that the Company or such Company Subsidiary, as applicable, is or may be subject to taxation by, or required to file Tax Returns with respect to Taxes in, that jurisdiction (except for any jurisdiction in which the Company intends to register and has established adequate reserves in the consolidated financial statements filed with the Company SEC Reports for unpaid Taxes with respect to such jurisdiction).
(f) In the three (3) years prior to the date hereof, neither the Company nor any Company Subsidiary (or any predecessor thereof) has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for under Section 355 of the Code.
(g) Neither the Company nor any Company Subsidiary has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4(b)(2) (or any similar provision under state, local or non-U.S. Law);
(h) Neither the Company nor any Company Subsidiary is required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) a “closing agreement” as described in Section 7121 of the Code (or any analogous, comparable or similar provision of state, local or non-U.S. income Tax Law) entered into prior to the Closing; (B) an intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code with respect to transactions entered into prior to the Closing; (C) change in method of Tax accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date; (D) installment sale or open transaction disposition made prior to the Closing; or (E) prepaid amount received or deferred revenue accrued prior to the Closing.
(i) Neither the Company nor any Company Subsidiary has made an election under Section 965(h) of the Code.
(j) Neither the Company nor any Company Subsidiary (i) is or has been a resident for Tax purposes in a country outside of its country of organization or (ii) has, or has ever had, a permanent establishment in any country outside of its country of organization that, to the Knowledge of the Company, would result in a material Tax liability;

(k) Neither the Company nor any Company Subsidiary (i) is a party to or bound by, or currently has any liability pursuant to, any Tax sharing, allocation, reimbursement or indemnification agreement or obligation, other than any such agreement or obligation solely between and among members of the Company Group, or a commercial agreement entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; (ii) is or has been a member of an affiliated, consolidated, combined, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is the Company); or (iii) has any material liability for the Taxes of any Person other than the Company Group pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, or otherwise by operation of law; and
(l) There are no Liens (other than Permitted Liens) for Taxes on any asset of the Company or any Company Subsidiary.
3.18 Employee Plans.
(a) Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of all material Employee Plans. For purposes of this Agreement, “Employee Plan” means (collectively) (i) all “employee benefit plans” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA; and (ii) all other employment, natural person consultant or other service, bonus, stock option, stock purchase or other equity-based, post-employment welfare benefit, incentive compensation, profit sharing, savings, retirement, disability, insurance, vacation, deferred compensation, severance, termination, retention, change in control compensation, fringe, welfare or other benefit or compensation plans, programs, agreements, contracts, policies or binding arrangements (whether or not in writing), (x) in each case, that are sponsored, maintained or contributed to (or required to be contributed to) by any member of the Company Group; or (y) otherwise, under or with respect to which the Company Group has any obligation or liability (whether fixed or contingent); provided, however, that Employee Plan shall not include any plan, program or arrangement sponsored by a Governmental Authority. With respect to each material Employee Plan (other than any statutory plan or obligation with which any member of the Company Group is required to comply (including, in each case, any social security regime or mandatory statutory severance regime)), to the extent applicable, the Company has made available to Parent true, correct and complete copies of (A) the most recent annual report on Form 5500 required to have been filed with the IRS for each Employee Plan, including all schedules thereto; (B) the most recent determination or opinion letter, if any, from the IRS for any Employee Plan that is intended to qualify pursuant to Section 401(a) of the Code; (C) the plan and trust documents (and all amendments thereto) and the most recent summary plan descriptions (and all summaries of material modifications); (D) the most recently completed compliance testing results; and (E) any non-routine correspondence with any Governmental Authority during the past three (3) years.
(b) No member of the Company Group nor any other corporation or trade or business (whether or not incorporated) that would at any relevant time be treated as a single employer with any member of the Company Group pursuant to Section 414 of the Code has, in the last six years, maintained, sponsored, contributed to or has or had any liability (contingent or otherwise), or been required to contribute to or currently maintains, sponsors or participates in, contributes to or is required to contribute to: (i) a “multiemployer plan” (as defined in Section 3(37) of ERISA); (ii) a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code); (iii) a “defined benefit plan” (as defined in Section 3(35) of ERISA) subject to Section 302 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA; or (iv) a “multiple employer welfare arrangement” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), including by reason of at any time being treated as a single employer with any other Person under Section 414 of the Code.
(c) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Employee Plan has been established, maintained, funded and administered, in form and operation, in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority; (ii) there are no claims, disputes or Legal Proceedings pending or, to the Knowledge of the Company, threatened with respect to or against any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary of any Employee Plan, other than routine claims for benefits that have been or are being handled through an administrative claims procedure; and (iii) all contributions required to be made to any Employee Plan by applicable Law or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any

Employee Plan, for any period in the prior three (3) years through the date hereof, have been timely made. No Employee Plan provides, and no member of the Company Group has any current obligation to provide for post-employment, post-ownership, post-service or retiree life insurance, health or other welfare benefits to any person, except as may be required by Section 4980B of the Code or any similar state law.
(d) Each Employee Plan that is or was intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or may rely on an opinion letter for a pre-approved plan document from the IRS as to its qualified status, and, to the Knowledge of the Company, nothing has occurred that could reasonably be expected to adversely affect such Employee Plan’s qualified status.
(e) Except as provided in Section 2.8 or expressly provided in this Agreement, none of the execution and delivery of this Agreement or the consummation of the Merger will, either alone or in conjunction with any other event, (i) result in, or accelerate the time of payment, or vesting of, any payment (including severance, change in control, stay or retention bonus or otherwise) or benefits becoming due under any Employee Plan to any current or former employee, director, consultant or independent contractor of any member of the Company Group; (ii) increase any compensation or benefits otherwise payable to any current or former employee, director, consultant or independent contractor of any member of the Company Group; (iii) result in the acceleration of the time of payment or vesting of any compensation or benefits under any Employee Plan or otherwise; (iv) result in or entitle any current or former employee, director, consultant or independent contractor of any member of the Company Group to any loan forgiveness; (v) create any limitation or restriction on the right of any member of the Company Group to merge, amend or terminate any Employee Plan; (vi) result in any obligation to fund or otherwise set aside assets to secure to any extent any of the obligations under any Employee Plan or (vii) result in the payment of any amount that could, individually or in combination with any other payment or benefit, constitute an “excess parachute payment” within the meaning of Section 280G of the Code or result in the payment of an excise tax by any Person under Section 4999 of the Code.
(f) Each Employee Plan that is a nonqualified deferred compensation plan within the meaning of and that is subject to Section 409A of the Code has been documented, maintained, operated and administered in all material respects in compliance with Section 409A of the Code and applicable guidance thereunder.
(g) No member of the Company Group is a party to nor has any obligation under any Employee Plan or otherwise to compensate any Person for Taxes pursuant to Section 4999 of the Code or Section 409A of the Code.
(h) Except as would not, individually or in the aggregate, reasonably be excepted to constitute a Company Material Adverse Effect, each Employee Plan, if any, which is maintained outside of the United States (a “Foreign Employee Plan”) (i) has been operated in conformance with the applicable statutes or governmental regulations and rulings relating to such plans in the jurisdictions in which such Foreign Employee Plan is present or operates and, to the extent relevant, the United States, (ii) that is intended to qualify for special tax treatment meets all requirements for such treatment and (iii) that is intended to be funded or book-reserved is fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions. Except as set forth on Section 3.18(h) of the Company Disclosure Letter or as required by Law (including any statutory plan or obligation with which any member of the Company Group is required to comply), no Foreign Employee Plan is a defined benefit pension, jubilee, gratuity or similar plan or arrangement that would result in material liability to the Company or any of its Subsidiaries.
3.19 Labor Matters.
(a) Census. The Company has provided a complete and accurate list of all employees of the Company Group as of the date of this Agreement, by (i) primary work location, (ii) the entity that employs them, (iii) job title, (iv) status as exempt or non-exempt under applicable wage and hour Laws, (v) whether paid on an hourly, salary or other basis, (vi) the amount of their hourly, base salary or other pay, and (vii) if eligible for commissions, incentive pay or other non-discretionary compensation.
(b) Union Activities. The Company Group is not or has not been a party to or bound by any collective bargaining agreement, labor union contract or trade union agreement or other Contract with any labor union, works council or other labor organization or employee representative (“Labor Union” and each such Contract, a “Collective Bargaining Agreement”), and no employees of the Company Group are represented by a Labor Union with respect to their employment with the Company Group. As of the date of this Agreement, to the

Knowledge of the Company, there are no pending or threatened activities or proceedings of any Labor Union or group of employees to organize any employees of the Company Group with regard to their employment with the Company Group, and no such activities or proceedings have occurred within the three years prior to the date of this Agreement. No Collective Bargaining Agreement is being negotiated by the Company Group. As of the date of this Agreement, there is no material unfair labor practice charge, material labor grievance, material labor arbitration, strike, lockout, slowdown, work stoppage, picketing, handbilling or other material labor dispute against or affecting the Company Group pending or, to the Knowledge of the Company, threatened, and no such labor dispute has occurred within the three years prior to the date of this Agreement.
(c) Wage and Hour and Legal Compliance. As of the date of this Agreement, the Company Group is in compliance, and for the three years prior to the date of this Agreement, the Company Group has complied, in all material respects with applicable Laws and orders with respect to labor and employment (including applicable Laws regarding wage and hour, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), classification of employees as exempt from the overtime requirements of applicable wage and hour Laws, classification of independent contractors as such, discrimination, harassment and retaliation, whistleblowing, disability rights or benefits, equal opportunity, restrictive covenants, pay transparency, plant closures and layoffs (including the WARN), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, affirmative action, unemployment insurance, employee health and safety and collective bargaining).
(d) Sexual Harassment. The Company Group has investigated all sexual harassment, or other material discrimination or material retaliation allegations of which any of them has Knowledge during the three years prior to the date of this Agreement. With respect to each such allegation that the Company Group determined in its reasonable discretion to have merit, the Company Group has taken corrective action that is reasonably calculated to prevent further improper action. No such allegation of sexual or discriminatory harassment would reasonably be expected to result in any material loss, taken as a whole, to the Company Group and, to the Knowledge of the Company, no such allegations have been made that, if known to the public, would reasonably be expected to bring the Company Group into material disrepute.
(e) Terminations. To the Knowledge of the Company, no current officer or employee with annualized compensation at or above $400,000 intends to terminate his or her employment with the Company Group prior to the one-year anniversary of the Closing.
(f) Restrictive Covenants. To the Knowledge of the Company, as of the date of this Agreement, no current or former employee or independent contractor of the Company Group is in violation of any material term of any employment agreement, non-disclosure agreement, common law non-disclosure obligation, fiduciary duty, noncompetition agreement or restrictive covenant obligation (i) owed to the Company Group; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by the Company Group.
3.20 Permits. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Group holds, to the extent legally required, all permits, licenses, variances, clearances, consents, commissions, franchises, exemptions, orders, accreditations, registrations, certifications, qualifications, exemptions and approvals from Governmental Authorities that are required for the operation of the business of the Company Group as currently conducted (“Permits”). The Company Group complies with the terms of all Permits, and no termination, suspension, modification, revocation or cancellation of any of the Permits is pending or, to the Knowledge of the Company, threatened, except for such noncompliance, suspensions or cancellations that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each Permit is valid and in full force and effect.
3.21 Compliance with Laws. The Company and each of its Subsidiaries is, and since January 1, 2021, has been, in compliance in all material respects with all laws and orders that are applicable to the Company Group or to the conduct of the business or operations of the Company Group.

3.22 Legal Proceedings; Orders.
(a) No Legal Proceedings. As of the date of this Agreement, there are no, and since January 1, 2021, there have not been any, Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company Group or, as of the date of this Agreement, against any present or former officer or director of the Company Group in such individual’s capacity as such, except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) No Orders. None of the Company Group is subject to any order of any kind or nature that would prevent or materially delay the consummation of the Merger or the ability of the Company to perform in all material respects its covenants and obligations pursuant to this Agreement.
3.23 Sanctions and Trade Controls; AML Laws.
(a) The Company and each of its Subsidiaries has, within the last five years: (i) complied with applicable Trade Control Laws and Sanctions and AML Laws in all material respects; (ii) maintained in place and implemented controls to comply with applicable Trade Control Laws and Sanctions; (iii) not knowingly engaged in a prohibited transaction or dealing, direct or indirect, with or involving a Sanctioned Country or Sanctioned Person and (iv) not been, to the Knowledge of the Company, the subject of or otherwise involved in an investigation or enforcement action by any Governmental Authority or other legal proceeding with respect to any actual or alleged violations of Trade Control Laws or Sanctions, and has not been notified of any such pending or threatened actions.
(b) Neither the Company nor any of its Subsidiaries, nor any of its or their respective directors, offices, or to the Knowledge of the Company, employes, or agents, is: (i) a Sanctioned Person; (ii) subject to debarment or any list-based designation under any Trade Control Law; or (iii) engaged in transactions, dealings, or activities that are reasonably expected to cause such Person to become a Sanctioned Person.
3.24 Insurance. As of the date hereof, the Company Group has insurance policies covering the Company Group and employees, properties and assets. As of the date hereof, all such insurance policies are in full force and effect, and no written notice of cancellation has been received with respect to any such insurance policy.
3.25 Related Person Transactions. Except for indemnification, compensation or other employment arrangements in the ordinary course of business, there are no Contracts or transactions between the Company Group, on the one hand, and any Affiliate thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act that have not been disclosed in the Company SEC Reports filed prior to the date of this Agreement.
3.26 Brokers. Except for the Special Committee Advisor and the Company Financial Advisor (as defined below), there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company Group who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission in connection with the Merger. The Company has made available to Parent a full, complete and unredacted copy of each of (i) the engagement letter relating to the Merger between the Company and its Subsidiaries, on the one hand, and J.P. Morgan Securities LLC (the “Company Financial Advisor”), on the other hand and (ii) the engagement letter relating to the Merger between the Company and the Special Committee, on the one hand, and Centerview Partners LLC, on the other hand, each of which provides for a fee or commission in connection with this Agreement or upon consummation of the transactions contemplated hereby (including the Merger).
3.27 CFIUS. The Company Group does not (i) produce, design, test, manufacture, fabricate, or develop “critical technologies” as that term is defined in 31 C.F.R. § 800.215; (ii) perform the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure”; or (iii) maintain or collect, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241; and, therefore, in turn, the Company Group is not “TID U.S. business” within the meaning of 31 C.F.R. § 800.248.

3.28 No Other Representations and Warranties.
(a) The Company, on behalf of itself and each member of the Company Group, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, no Buyer Party (or any other Person) makes, has made, or shall be deemed to have made, any representation or warranty relating to the Buyer Parties, their Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger.
(b) The Company, on behalf of itself and each member of the Company Group, acknowledges and agrees that it is not acting (including, as applicable, by entering into this Agreement) in reliance on any (i) representation or warranty, express or implied, except for the representations and warranties expressly set forth in Article IV or (ii) the accuracy or completeness of any other materials or information.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES
Except as set forth in the disclosure letter delivered by the Buyer Parties on the date of this Agreement (the “Parent Disclosure Letter”), the Buyer Parties hereby represent and warrant to the Company as follows:
4.1	Organization; Good Standing.
(a) Parent. Parent (i) is duly organized, validly existing and in good standing pursuant to the laws of its jurisdiction of organization; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of Parent to fully perform its covenants and obligations pursuant to this Agreement.
(b) Merger Sub. Merger Sub (i) is a corporation duly incorporated, validly existing and in good standing pursuant to the DGCL; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of Merger Sub to fully perform its covenants and obligations pursuant to this Agreement.
(c) Organizational Documents. Parent has made available to the Company true, correct and complete copies of the Organizational Documents of the Buyer Parties, each as amended to date. No Buyer Party is in violation of its Organizational Documents.
4.2 Power; Enforceability. Each Buyer Party has the requisite power and authority to (a) execute and deliver this Agreement and all of the documents and agreements contemplated hereby; (b) perform its covenants and obligations hereunder; and (c) subject to receipt of the Merger Sub Stockholder Approval, consummate the Merger. The execution and delivery of this Agreement by the Buyer Parties, the performance by each Buyer Party of its respective covenants and obligations hereunder and, subject to receipt of the Merger Sub Stockholder Approval, the consummation of the Merger have been duly authorized and approved by all necessary actions on the part of each Buyer Party and no additional actions on the part of any Buyer Party are necessary to authorize (i) the execution and delivery of this Agreement by each Buyer Party; (ii) the performance by each Buyer Party of its respective covenants and obligations hereunder; or (iii) the consummation of the Merger except for the receipt of the Merger Sub Stockholder Approval. This Agreement has been duly executed and delivered by each Buyer Party and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each Buyer Party, enforceable against each Buyer Party in accordance with its terms, subject to the Enforceability Limitations.
4.3 Non-Contravention. The execution and delivery of this Agreement by each Buyer Party, the performance by each Buyer Party of its covenants and obligations hereunder, and the consummation of the Merger do not (a) violate or conflict with any provision of the organizational documents of the Buyer Parties; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Contract to which any Buyer Party is a party or by which the Buyer Parties or any of their properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any law or order applicable to the Buyer Parties or by which any of their properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Buyer Parties, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.
4.4 Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of the Buyer Parties or any of their Affiliates in connection with (a) the execution and delivery of this Agreement by each Buyer Party; (b) the performance by each Buyer Party of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Merger, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and other Antitrust Laws; and (iv) such other Consents the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.
4.5 Legal Proceedings; Orders.
(a) No Legal Proceedings. As of the date of this Agreement, there are no Legal Proceedings pending or, to the knowledge of Parent or any of its Affiliates, threatened against the Buyer Parties that would, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.
(b) No Orders. As of the date of this Agreement, no Buyer Party is subject to any order of any kind or nature that would prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.
4.6 Ownership of Company Capital Stock. None of the Buyer Parties or the Equity Investors is or has been an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company at any time during the past three years prior to the date of this Agreement.
4.7 Brokers. Except as set forth on Section 4.7 of the Parent Disclosure Letter, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Buyer Parties or any of their Affiliates who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission payable by the Company or its Subsidiaries in connection with the Merger.
4.8 Operations of the Buyer Parties. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, of which one (1) share is validly issued and outstanding. Each Buyer Party has been formed solely for the purpose of engaging in the Merger, and, prior to the Effective Time, none of the Buyer Parties will have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by the Financing Commitments or any agreements or arrangements entered into in connection with the Financing, the Fee Funding Agreement and this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub free and clear of all Liens (other than Liens arising under applicable securities Laws).
4.9 No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement and the Merger. The adoption of this Agreement by the affirmative vote or consent of Parent, as the sole stockholder of Merger Sub, is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to approve this Agreement and the Merger.
4.10 Fee Funding Agreement. Concurrently with the execution of this Agreement, the FFA Investors have delivered to the Company a duly executed Fee Funding Agreement. The Fee Funding Agreement is in full force and effect and constitutes a legal, valid and binding obligation of the FFA Investors, enforceable against the FFA Investors in accordance with its terms, subject to the Enforceability Limitations. There is no default or breach under the Fee Funding Agreement by the FFA Investors, and no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the FFA Investors pursuant to the Fee Funding Agreement.
4.11 Financing.
(a) Commitment Letter. As of the date of this Agreement, Parent has delivered to the Company a true, correct and complete copies of (x) the fully executed Equity Commitment Letter, dated as of the date of this Agreement, pursuant to which the Equity Investors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein for the purpose of consummating the Merger (such financing, the “Equity Financing”) and (y) the fully executed debt commitment letter, dated as of the date of this Agreement, from the Financing Sources party thereto (together with all annexes, exhibits, schedules and other attachments thereto and as amended or modified from time to time in accordance with its terms and to the extent permitted by Section 6.5, the “Debt Commitment Letter”) and the fully executed fee letters referred to therein associated therewith (which fee letters may be redacted with respect to the fee amounts, pricing terms, pricing caps and other economic terms (including those set forth in specific “market flex” provisions) in a customary manner that does not conceal any term that could have the effect of any Prohibited Modification) (such Debt Commitment Letter and each such fee letter, collectively, the “Debt Financing Commitment” and, together with the Equity Commitment Letter, the “Financing Commitments”), pursuant to which, the Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to provide Parent with debt financing in the amounts specified therein for the purpose of financing the Merger and the other transactions contemplated hereby and the related fees and expenses (such financing, the “Debt Financing” and, together with the Equity Financing, the “Financing”). The Equity Commitment Letter provides that (i) the Company is an express third-party beneficiary thereof in connection with the Company’s exercise of its rights under Section 9.8(b).
(b) Validity; No Amendments. Each of the Financing Commitments is in full force and effect and constitutes the legal, valid and binding obligations of Parent and the Equity Investors, as applicable, and, to the knowledge of Parent, each of the other parties thereto, and is enforceable against Parent and the Equity Investors, as applicable, in accordance with its terms, subject to the Enforceability Limitations. As of the date of this Agreement, (i) the Financing Commitments and the terms thereof have not been amended or modified in any respect; (ii) no such amendment or modification is contemplated other than an amendment or modification solely to join additional Financing Sources thereto; (iii) the respective commitments contained therein have not been withdrawn, terminated or rescinded in any respect; and (iv) no Buyer Party has any reason to believe that any Financing Source or Equity Investor intends to withdraw, terminate or rescind any commitment in respect of the Financing. As of the date of this Agreement, there are no other Contracts, agreements, side letters, arrangements or understandings (written or oral) relating to the Financing, other than as expressly set forth in the Financing Commitments.
(c) Sufficiency of Financing. Assuming the Reinvestment Stockholders perform their obligations under the Support Agreements, the net proceeds of the Financing, when funded in accordance with the Financing Commitments, will be sufficient for the satisfaction of all of the Buyer Parties’ obligations under this Agreement and, in the aggregate, shall provide for, at the Closing, funds sufficient in amount for the Buyer Parties to (i) make the payment of all amounts pursuant to Article II in connection with consummation of the Merger; (ii) pay all amounts in connection with the refinancing or repayment of any outstanding Indebtedness pursuant to the Payoff Letters; (iii) pay all fees and expenses required to be paid at or in connection with the Closing by the Buyer Parties and the Surviving Corporation in connection with the transactions contemplated hereby and the Financing; and (iv) satisfy all other payment obligations of the Buyer Parties contemplated hereunder and under the Financing Commitments required to be made at or in connection with the Closing (the amount contemplated by (i) through (iv), the “Required Amount”). No Buyer Party’s obligation (or those of any of its Affiliates) to consummate the Merger or any of the other transactions contemplated by this Agreement are in any way contingent upon or otherwise subject to any Buyer Party’s (or any Affiliate’s) consummation of any financing arrangements, any Buyer Party’s obtaining (or any of the Buyer Party’s Affiliates obtaining) of any financing or the availability, grant, provision or extension of any financing to any Buyer Party (or to any of the Buyer Party’s Affiliates).

(d) Conditions. Other than as expressly set forth in the Financing Commitments, there are no conditions precedent related to the funding of the full proceeds of the Financing. As of the date of this Agreement, the Buyer Parties have no reason to believe that any event has occurred and no circumstance exists that, with notice or lapse of time or both, would, or would reasonably be expected to, (i) constitute or result in a default or breach on the part of Parent or the Equity Investors, as applicable, pursuant to any Financing Commitment, (ii) make any of the assumptions or any of the statements or representations of Parent or, to the knowledge of Parent, any other party thereto set forth in the Financing Commitments inaccurate in any material respect, (iii) result in any of the conditions in the Financing Commitments not being satisfied on a timely basis, or (iv) otherwise result in any portion of the Financing not being available in accordance with the terms of the Financing Commitments. As of the date of this Agreement, Parent does not have any reason to believe that it will be unable to satisfy on a timely basis any term or condition of the Financing required to be satisfied by it. As of the date of this Agreement, and assuming satisfaction of the conditions set forth in Section 7.1 and Section 7.2, Parent has no reason to believe that any of the conditions to the Financing and contemplated by the Financing Commitments will not be satisfied on a timely basis or that the Financing will not be made fully available to Parent at or prior to the Closing. Notwithstanding anything to the contrary contained herein, the Company agrees that a breach of this representation and warranty will not result in the failure of a condition precedent to the Company’s obligations under this Agreement, if (notwithstanding the breach) the Parent is willing and able (including that Parent has or will have sufficient funds to pay the Required Amount at Closing) to consummate the Merger at Closing. As of the date of this Agreement, Parent has fully paid, or caused to be fully paid, all commitment fees or other fees, expenses or deposits in connection with the Financing that are due and payable on or prior to the date of this Agreement.
(e) No Exclusive Arrangements. None of the Equity Investors, Parent or any of their respective Affiliates has entered into any Contract, arrangement or understanding, directly or indirectly, prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person, in each case, in connection with the Merger or any similar transaction relating to the Company Group.
4.12 Stockholder and Management Arrangements. Except for the Support Agreements and as set forth on Section 4.12 of the Parent Disclosure Letter, as of the date of this Agreement, none of the Equity Investors, the Buyer Parties or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any binding arrangements with any stockholder (other than any existing limited partner of the Equity Investors or any of their respective Affiliates), director, officer, employee or other Affiliate of the Company Group (a) relating to (i) this Agreement or the Merger; (ii) the Company; or (iii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Closing; or (b) pursuant to which any (i) such holder of Company Capital Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (ii) such stockholder, director, officer, employee or other Affiliate of the Company Group other than the Equity Investors has agreed to provide, directly or indirectly, equity investment to the Buyer Parties or the Company to finance any portion of the Merger. None of the Equity Investors, the Buyer Parties or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any arrangements with any stockholder, director, officer, employee or other Affiliate of the Company Group pursuant to which any holder of Company Capital Stock would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s shares of Company Common Stock.
4.13 Solvency. As of the Effective Time and immediately after giving effect to the Merger (including the funding of the full amount of the Financing and the payment of all amounts due and payable pursuant to Article II in connection with or as a result of the Merger and all related fees and expenses of Parent, Merger Sub, the Company and their respective Subsidiaries in connection therewith), assuming (a) the accuracy of the representations and warranties set forth in Article III (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein), (b) the compliance by the Company and its Subsidiaries with the covenants set forth in Section 5.1 and Section 5.2, (c) the satisfaction or waiver of the conditions set forth in Section 7.1 and Section 7.2 and (d) the Reinvestment Stockholders perform their obligations under the Support Agreements, (i) the amount of the “fair saleable value” of the assets of the Surviving Corporation and its Subsidiaries (on a consolidated basis) will exceed (A) the value of all liabilities of the Surviving Corporation and its Subsidiaries (on a consolidated basis); and (B) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries (on a consolidated basis) on their existing debts as such debts become absolute and matured, taking into account refinancing alternatives; (ii) the Surviving Corporation and its Subsidiaries (on a consolidated basis) will not have an unreasonably small amount of capital for the operation of the businesses in which they are engaged or are proposed to be engaged immediately following the Effective Time; and (iii) the Surviving Corporation and its Subsidiaries (on a consolidated basis) will be able to pay their debts as they mature, taking into account refinancing alternatives.
4.14 Parent and Merger Sub Information. The information supplied or to be supplied by the Buyer Parties for inclusion in the Proxy Statement will not, at the time the Proxy Statement is first disseminated to the Company Stockholders or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
4.15 Exclusivity of Representations and Warranties.
(a) No Other Representations and Warranties. Except as contemplated by the representations and warranties expressly set forth in Article III and the certificate delivered by the Company pursuant to Section 7.2(c), each Buyer Party, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III and the certificate delivered by the Company pursuant to Section 7.2(c):
(i) neither the Company nor any of its Subsidiaries (or any other Person) makes, has made, or shall be deemed to have made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;
(ii) no Person has been authorized by the Company Group or any of its Affiliates or Representatives to make any representation or warranty relating to the Company Group or any of its businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by the Buyer Parties or any of their respective Affiliates or Representatives as having been authorized by the Company Group or any of its Affiliates or Representatives (or any other Person); and
(iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Buyer Parties or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b) No Reliance. Each Buyer Party, on behalf of itself and its Subsidiaries, acknowledges and agrees that it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:
(i) any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Article III;
(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Buyer Parties or any of their respective Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Merger, in connection with presentations by the Company’s management or in any other forum or setting; or
(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE V

INTERIM OPERATIONS OF THE COMPANY
5.1 Affirmative Obligations. Except (a) as set forth in Section 5.1 of the Company Disclosure Letter, (b) as expressly required by this Agreement or required by applicable Law or order or (c) as approved in advance by Parent in writing (which approval will not be unreasonably withheld, conditioned or delayed), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause each of its Subsidiaries to, (i) use its respective commercially reasonable efforts to maintain its existence in good standing pursuant to applicable Law; (ii) use its respective commercially reasonable efforts to conduct its business and operations in the ordinary course of business in all material respects; and (iii) use its respective commercially reasonable efforts to (A) preserve intact its material assets, properties, Contracts or other material legally binding understanding, licenses and business organizations; and (B) keep available the services of its current officers and key employees; and (C) preserve the current relationships with material customers, vendors, distributors, partners (including platform partners, referral partners, consulting and implementation partners), lessors, licensors, licensees, creditors, contractors and other Persons with which the Company Group has material business relations.
5.2 Forbearance Covenants. Except (i) as set forth in Section 5.2 of the Company Disclosure Letter; (ii) as approved in advance by Parent in writing (which approval will not be unreasonably withheld, conditioned or delayed); or (iii) as expressly required by the terms of this Agreement or required by applicable Law or order, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not, and will not permit any of its Subsidiaries, to:
(a) amend the Charter, the Bylaws, or any other similar organizational documents;
(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;
(c) issue, sell, encumber, deliver, grant options or rights to purchase or receive, pledge, dispose of or deliver or agree or commit to issue, sell or deliver any Company Securities, except upon the exercise or settlement of, Company Options, Company RSUs or Company PSUs, in each case, outstanding as of the date of this Agreement;
(d) except for transactions solely among the Company and its Subsidiaries or solely among the Subsidiaries of the Company, directly or indirectly, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its or its Subsidiaries’ capital stock or other equity or voting interest, other than (i) the acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Options in order to pay the exercise price of such Company Options; (ii) the withholding of shares of Company Common Stock to satisfy Tax obligations incurred in connection with the exercise of Company Options and the settlement of Company RSUs or Company PSUs; and (iii) the acquisition by the Company of Company Options, Company RSUs and Company PSUs in connection with the forfeiture of such awards, in each case, in accordance with their terms as of the date of this Agreement;
(e) (i) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company, or one of the Company’s other wholly owned Subsidiaries; or (ii) pledge or encumber any shares of its capital stock or other equity or voting interests;
(f) (i) incur or assume any Indebtedness (including any long-term or short-term debt) or issue any debt securities in excess of $5,000,000, except for (A) trade payables, obligations pursuant to business credit cards and liabilities pursuant to or in connection with letters of credit or bank’s acceptances or similar items, in each case, incurred in the ordinary course of business; (B) Indebtedness under the Company Credit Agreement incurred in the ordinary course of business in an amount up to $5,000,000; and (C) intercompany loans or advances between or among the Company and its direct or indirect wholly owned Subsidiaries; or (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except solely with respect to obligations of any direct or indirect wholly owned Subsidiaries of the Company;
(g) mortgage or pledge any of its and its Subsidiaries’ assets, tangible or intangible, or create or incur any Lien thereupon (other than Permitted Liens), other than in in the ordinary course of business or in connection with financing transactions permitted by Section 5.2(f) or consented to by Parent;
(h) make any loans, advances or capital contributions to, or investments in, any other Person, except for (i) extensions of credit to customers in the ordinary course of business; (ii) advances to directors, officers and other employees for business-related travel and other business-related expenses, in each case, in the ordinary course of business and in compliance in all material respects with the Company Group’s policies related thereto; and (iii) loans, advances or other extensions of credit or capital contributions to, or investments in, any direct or indirect wholly owned Subsidiaries of the Company;
(i) lease, sublease, license, sublicense, sell, transfer, assign, pledge, encumber, abandon, allow to lapse or otherwise dispose of any (i) Company Intellectual Property material to the business of the Company Group, or (ii) assets, other than (A) the sale, lease or licensing of Company Products in the ordinary course of business; (B) granting non-exclusive licenses of Company Intellectual Property in the ordinary course of business; (C) pursuant to financing transactions permitted by Section 5.2(f) or consented to by Parent; (D) any capital expenditures permitted by (or consented to by Parent under) Section 5.2(o); and (E) the lapse, abandonment or other disposition of Company Intellectual Property that, in the Company Group’s reasonable business judgment, is not used or useful in the business of the Company Group in any material respect;
(j) except as otherwise required under the terms of any Employee Plan or as may be required by applicable Law, (i) enter into, adopt, amend or terminate any Employee Plan or other plan, program, agreement or arrangement that would constitute an Employee Plan if in effect on the date of this Agreement; (ii) increase or promise to increase the compensation of any director, officer, employee, independent contractor or other individual service provider of the Company Group, grant or pay any special bonus to any director, officer, employee, independent contractor or other individual service provider of the Company Group; or (iii) grant or promise to grant any change in control payments, severance payments or similar payments or any retention payments or similar payments to, or take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to be provided to any officer, employee, director, independent contractor or other individual service provider of the Company Group;
(k) hire, promote, demote (other than for cause) or terminate (other than for cause) any employee of the Company Group whose annual base salary is $500,000 or greater;
(l) settle, release, waive or compromise any pending or threatened material Legal Proceeding or other claim, except for the settlement of any Legal Proceedings or other claim that is (i) reflected or reserved against in the Audited Company Balance Sheet; (ii) for solely monetary payments of, net of insurance recovery, no more than $1,000,000 in the aggregate and that does not involve any admission of wrongdoing; or (iii) settled in compliance with Section 6.15;
(m) except as required by applicable Law or GAAP, (i) revalue in any material respect any of its properties or assets, including writing-off notes or accounts receivable, other than in the ordinary course of business; or (ii) make any change in any of its accounting principles or practices;
(n) (i) make, change or revoke any material Tax election except in the ordinary course of business; (ii) settle or compromise any material Tax audit, claim or assessment or surrender any right to claim a material Tax refund; (iii) adopt or change any annual Tax accounting period or material Tax accounting method (other than as may be required by applicable Law); (iv) consent to any extension or waiver of the limitation period applicable to a material amount of Taxes (other than any automatic extensions); (v) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law); or (vi) file any amended material Tax Return;
(o) incur or commit to incur any capital expenditure(s) other than consistent with the capital expenditure budget set forth in Section 5.2(o) of the Company Disclosure Letter;
(p) enter into, modify, amend, allow to lapse, assign, waive any right or claim under or terminate any (i) Contracts (other than any Material Contract) that if so entered into, modified, amended or terminated would, individually or in the aggregate, have a Company Material Adverse Effect; or (ii) Material Contract or any Contract that would have been a Material Contract if such Contract was in existence as of the date of this Agreement, except in the ordinary course of business; provided that any repayment or other modification of Indebtedness in accordance with, or any action necessary to satisfy the requirements of, Section 6.20, shall, in each case, be deemed not to violate Section 5.2;
(q) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice in any material respect;

(r) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404, except as permitted under Section 5.2(j);
(s) effectuate any action that would trigger notice obligations under WARN;
(t) grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business;
(u) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material portion thereof or material equity interest therein or enter into any Contract that involves a joint venture entity, limited liability company or legal partnership (excluding, reseller agreements and other commercial agreements that do not involve the formation of an entity with any third Person);
(v) acquire any real property;
(w) (i) enter into, negotiate, materially modify or terminate any Collective Bargaining Agreement; or (ii) voluntarily recognize or certify any labor union, works council or other labor organization, or group of employees, as the bargaining representative for any employees of the Company Group;
(x) knowingly waive the restrictive covenant obligations of any officer or employee of the Company or any of its Subsidiaries; or
(y) enter into, authorize any of, or agree or commit to enter into a Contract to take any of the actions prohibited by this Section 5.2.
5.3 No Solicitation.
(a) No Solicitation or Negotiation. Subject to the terms of Section 5.3(b), during the period commencing on the date of this Agreement (the “No-Shop Period Start Date”) and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause its Subsidiaries, directors, officers and employees to, and will use its reasonable best efforts to cause its consultants, agents, representatives and advisors (collectively with its Subsidiaries, officers, directors and employees, “Representatives”) to promptly (w) cease and cause to be terminated any solicitations, facilitation, discussions or negotiations with any Person (other than Parent, Merger Sub and their Representatives and Financing Sources) and such Person’s Representatives and financing sources in connection with any Acquisition Proposal or any other proposal, offer, inquiry or request that constitutes, or would reasonably be expected to result in, an Acquisition Proposal, (x) request the prompt return or destruction of all non-public information concerning the Company Group theretofore furnished to any such Person with whom a confidentiality agreement was entered into, in connection with its consideration of an Acquisition Transaction or Acquisition Proposal or furnished to such Person’s Representatives or financing sources, (y) cease providing any further information with respect to the Company Group or any Acquisition Proposal to any such Person or its Representatives or financing sources and (z) terminate all access granted to any such Person and its Representatives or financing sources to any physical or electronic data room. Subject to the terms of Section 5.3(b), from the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company Group will not, and will cause its Subsidiaries, officers, directors and employees not to, and will use its reasonable best efforts to cause all of its other Representatives not to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than to Parent, Merger Sub and their Representatives and Financing Sources) any non-public information relating to the Company Group or afford to any Person (other than Parent, Merger Sub, and their Representatives and Financing Sources) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group, in any such case with the intent to, or as would reasonably be expected to, solicit or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person (other than Parent, Merger Sub and their Representatives and Financing Sources) in a manner to induce, encourage or facilitate an Acquisition Proposal (except, in each case, to notify such Person that the provisions of this Section 5.3(a) prohibit any such discussions or negotiations); (iv) approve, endorse or recommend any proposal that constitutes an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement permitted by Section 5.3(b) (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (vi) authorize or commit to do any of the foregoing. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not be required to enforce, and will, if requested, be permitted to waive, any provision of any standstill or confidentiality agreement to permit such Person to make an Acquisition Proposal privately and confidentially to the Special Committee, in each case, solely to the extent that the Special Committee has determined in good faith (after consultation with its outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.
(b) Superior Proposals. Notwithstanding anything to contrary set forth in Section 5.3(a) but subject to the other limitations in this Section 5.3, at any time from the No-Shop Period Start Date until the Company’s receipt of the Requisite Stockholder Approval, the Company and the Special Committee may, directly or indirectly through one or more of their Representatives (including the Special Committee Advisor), participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company Group to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group solely pursuant to, and only following execution of, an Acceptable Confidentiality Agreement to any Person or its Representatives that has made or delivered to the Company an Acquisition Proposal after the date of this Agreement if and solely to the extent that (i) such Acquisition Proposal did not result from a breach of Section 5.3, (ii) prior to taking such action, the Special Committee must have determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and (iii) prior to taking such action, the Special Committee must have determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by this Section 5.3(b) would be inconsistent with its fiduciary duties pursuant to applicable Law; and provided further, that the Company will promptly (and in any event within twenty-four (24) hours thereafter) make available to Parent any non-public information concerning the Company Group that is provided to any such Person or its Representatives that was not previously made available to Parent.
(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(d), at no time after the date of this Agreement may the Company Board (or a committee thereof, including the Special Committee):
(i) (A) fail to make, withhold, withdraw, amend, qualify or modify, or resolve to or publicly propose to withhold, withdraw, amend, qualify or modify, the Special Committee Recommendation or the Company Board Recommendation in a manner adverse to Parent; (B) adopt, approve, endorse, recommend or otherwise declare advisable an Acquisition Proposal or submit any Acquisition Proposal to a vote of the Company Stockholders; (C) fail to publicly reaffirm the Special Committee Recommendation or the Company Board Recommendation within ten (10) Business Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than one occasion other than pursuant to clause (D)); (D) make any recommendation or public statement in connection with a tender or exchange offer or publicly disclosed Acquisition Proposal, or fail to publicly reaffirm the Special Committee Recommendation or the Company Board Recommendation reasonably promptly after the launch of a tender or exchange offer or public disclosure of an Acquisition Proposal, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board (or a committee thereof, including the Special Committee) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication which is not otherwise a Recommendation Change); or (E) fail to include the Special Committee Recommendation or the Company Board Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a “Recommendation Change”); provided, however, that none of (1) the private determination by the Special Committee that an Acquisition Proposal constitutes a Superior Proposal or (2) the delivery by the Company to Parent of any notice in compliance with Section 5.3(d) will, in and of itself, constitute a Recommendation Change; or
(ii) cause or permit the Company Group to enter into an Alternative Acquisition Agreement.

(d) Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:
(i) other than in connection with a bona fide Acquisition Proposal, the Company Board, upon the recommendation of the Special Committee, or the Special Committee, may effect a Recommendation Change pursuant to clause (A), (C) or (E) of Section 5.3(c)(i) only in response to any positive material event or development or material change in circumstances with respect to the Company (A) that was not known to, or reasonably foreseeable by, the Special Committee or the Company Board as of the date of this Agreement and (B) that does not relate to (a) any Acquisition Proposal or any matter related thereto or consequence thereof or (b) the fact, in and of itself, that the Company meets or exceeds any internal or published or third-party projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period, or changes after the date of this Agreement in the market price or trading volume of the Company Common Stock or the credit rating of the Company or any of its Subsidiaries (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account) (each such event, development or change, an “Intervening Event”), if the Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law and if and only if:
(1) the Company has provided prior written notice to Parent at least four (4) Business Days in advance to the effect that the Company Board, upon the recommendation of the Special Committee, or the Special Committee has (A) so determined; and (B) resolved to effect a Recommendation Change pursuant to this Section 5.3(d)(i), which notice will specify the applicable Intervening Event in reasonable detail, material information with respect to such Intervening Event and a description of the Special Committee’s rationale for such action; and
(2) prior to effecting such Recommendation Change, (A) the Company and its Representatives, during such four (4) Business Day period, must have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement that would permit the Special Committee to avoid a determination that the failure to make a Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law and (B) the Company Board (or a committee thereof), upon the recommendation of the Special Committee, or the Special Committee concludes in good faith (after taking into account any revisions to the terms and conditions of this Agreement proposed by Parent) that failing to make a Recommendation Change would be inconsistent with its fiduciary duties pursuant to applicable Law; or
(ii) if the Company has received a bona fide Acquisition Proposal (that did not result from a breach of this Section 5.3) after the No-Shop Period Start Date, that the Special Committee has concluded in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Company Board, upon the recommendation of the Special Committee, or the Special Committee may (A) effect a Recommendation Change pursuant to clause (A), (C), (D) or (E) of Section 5.3(c)(i) with respect to such Superior Proposal; or (B) authorize the Company to terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:
(1) the Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;
(2) the Company Group and its Representatives have complied in all material respects with their obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal;
(3) (i) the Company has provided prior written notice to Parent at least four (4) Business Days in advance (the “Notice Period”) to the effect that the Company Board, upon the recommendation of the Special Committee, or the Special Committee has (A) received a bona fide Acquisition Proposal that did not result from a breach of this Section 5.3 and has not been withdrawn; (B) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Recommendation Change pursuant to clause (A), (C), (D) or (E) of Section 5.3(c)(i) or to terminate this Agreement pursuant to this Section 5.3(d)(ii) absent any revision to the terms and conditions of this Agreement, which notice will include the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms and conditions thereof and unredacted copies of all agreements and other relevant documents (including, among others, all financing commitments) relating to such Acquisition Proposal; (ii) prior to effecting such Recommendation Change pursuant to clause (A), (C), (D) or (E) of Section 5.3(c)(i) or termination, the Company and its Representatives, during the Notice Period, must have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement that would permit the Special Committee to determine that such Acquisition Proposal would cease to constitute a Superior Proposal; provided, however, that in the event of any material revisions, including any revision or amendment to the financial terms, updates or supplements to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(3) with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be two Business Days); and (iii) at the end of the applicable Notice Period, the Company Board, upon the recommendation of the Special Committee, or the Special Committee concludes in good faith (after taking into account any revisions to the terms and conditions of this Agreement proposed by Parent and after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal remains a Superior Proposal and the Special Committee reaffirms its determination described in clause (1) above; and
(4) solely in the event of any termination of this Agreement in order to cause or permit the Company Group substantially concurrently to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal under sub-clause (2) of this Section 5.3(d)(ii), the Company will have validly terminated this Agreement in accordance with Section 8.1(i), including with respect to complying with its obligation to pay the Company Termination Fee in accordance with Section 8.3(b).
(e) Notice. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will promptly (within twenty-four (24) hours) notify Parent in writing if any inquiries, offers or proposals that constitute an Acquisition Proposal are received by the Company or any of its Representatives or any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives with respect to an Acquisition Proposal. Such notice must include (i) the identity of the Person or “group” of Persons making such offers or proposals; (ii) a summary of the material terms and conditions of such offers or proposals; and (iii) unredacted copies of any written materials relating to such Acquisition Proposal (including materials provided by the Company in response thereto). Thereafter, the Company must keep Parent reasonably informed, on a prompt (within twenty-four (24) hours) basis, of the status (and supplementally provide the terms) of any such offers or proposals (including any amendments thereto) and the status of any related substantive developments, changes, discussions or negotiations, including by providing an unredacted copy of all additional written documentation relating thereto. The Company agrees that it and its Subsidiaries will not enter into any agreement with any Person subsequent to the date of this Agreement which prohibits the Company from providing any information to Parent in accordance with this Section 5.3.
(f) Certain Disclosures. Nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof, including the Special Committee) from (i) taking and disclosing to the Company Stockholders, to the extent required by applicable Law or the rules of the New York Stock Exchange, a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Company Board (or a committee thereof, including the Special Committee) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication); (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (iii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iv) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company Group) that the Company Board (or a committee thereof, including the Special Committee) determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with applicable Law or the rules of the New York Stock Exchange, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof, including the Special Committee) pursuant to this Section 5.3(f) must be subject to the terms and conditions of this Agreement and will not limit or otherwise affect the obligations of the Company or the Company Board (or any committee thereof, including the Special Committee) and the rights of Parent under this Section 5.3, it being understood that nothing in the foregoing will be deemed to permit the Company or the Company Board (or a committee thereof, including the Special Committee) to effect a Recommendation Change other than in accordance with Section 5.3(d). In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof, including the Special Committee), to the extent required by Law, that solely describes the Company’s receipt of an Acquisition Proposal, the identity of the Person making such Acquisition Proposal, and the material terms of such Acquisition Proposal will not, in and of itself, be deemed to be (A) a withholding, withdrawal, amendment, or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend or modify, the Company Board Recommendation; (B) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (C) a Recommendation Change, in each case if the statement reaffirms the Company Board Recommendation and Special Committee Recommendation or states that no position has been taken by the Company Board as to the advisability or desirability of such Acquisition Proposal.
ARTICLE VI

ADDITIONAL COVENANTS
6.1 Required Action and Forbearance; Efforts.
(a) Reasonable Best Efforts. Upon the terms and subject to the conditions and limitations set forth in this Agreement, the Buyer Parties, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Merger, including by:
(i) subject to Section 6.2 with respect to Antitrust Laws, (1) obtaining all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) making all registrations, declarations and filings with Governmental Authorities, in each case, that are necessary or advisable to consummate the Merger;
(ii) to the extent required by Parent, obtaining all consents, waivers and approvals and delivering all notifications pursuant to any Material Contracts in connection with this Agreement and the consummation of the Merger so as to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts as of and following the consummation of the Merger; and
(iii) executing and delivering any Contracts and other instruments that are reasonably necessary to consummate the Merger.
(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Buyer Parties nor the Company Group will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), the provision of additional security (including a guarantee), or otherwise make any accommodation, commitment or incur any liability or obligation to any third party other than as required by Section 6.2, in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract.
6.2 Filings.
(a) Filing Under the HSR Act and Other Applicable Antitrust Laws. Each of Parent and Merger Sub, on the one hand, and the Company (and its Subsidiaries, if applicable), on the other hand, shall, to the extent required, (i) file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act within ten Business Days following the date of this Agreement; and (ii) as promptly as practicable following the date of this Agreement, file such notification filings, forms and submissions, including any draft notifications in jurisdictions requiring pre-notification, with any Governmental Authority as are required by other applicable Antitrust Laws in connection with the Merger. Each of Parent and the Company shall (A) cooperate and coordinate with the other in the making of such filings; (B) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) supply (or cause to be supplied) any additional information that may be required or reasonably requested by the Governmental Authorities; and (D) take reasonable best efforts to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws applicable to this Agreement or the Merger; and (2) obtain any required consents pursuant to any Antitrust Laws applicable to this Agreement or the Merger, in each case as promptly as practicable and, in any event, prior to the Termination Date. If any Party or any controlled Affiliate thereof receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other applicable Antitrust Laws, then such Party will make (or cause to be made), as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request.
(b) Avoidance of Impediments. Parent agrees to promptly take (and to cause its controlled Affiliates to take) steps necessary to avoid or eliminate each and every impediment, obtain all consents and make all filings under any Antitrust Laws that may be required by any foreign or U.S. federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by this Agreement, including the Merger, as promptly as practicable, including committing to or effecting, by consent decree, hold separate orders, trust, or otherwise, the sale or disposition of such assets or businesses of the Company as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any order, that would otherwise have the effect of preventing or materially delaying the consummation of the Merger and the other transactions contemplated by this Agreement as promptly as practicable. Further, Parent will, and will cause its controlled Affiliates to, take any and all actions necessary in order to ensure that (x) no requirement for any non-action by or Consent or approval of any foreign or U.S. Governmental Authority with respect to any Antitrust Laws, (y) no decree, judgment, injunction, temporary restraining order or any other order in any suit or proceeding with respect to any Antitrust Laws, and (z) no other matter relating to any Antitrust Laws would preclude consummation of the Merger by the Termination Date.
(c) Cooperation. Each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including (i) promptly informing the other party of such inquiry, (ii) consulting in advance before making any presentations or submissions to a Governmental Authority, (iii) giving the other party the opportunity to attend and participate in any substantive meetings or discussions with any Governmental Authority, to the extent not prohibited by such Governmental Authority, and (iv) supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority with respect to this Agreement.
(d) Other Actions. Parent and Merger Sub shall not, and shall cause each of their controlled Affiliates not to, enter into or consummate any Contracts or arrangements for an acquisition (by stock purchase, merger, consolidation, purchase of assets, license or otherwise) of any ownership interest, assets or rights in or of any Person that would reasonably be expected to, individually or in the aggregate, prevent or delay the consummation of the Merger, including by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Authority necessary to consummate the Merger or the expiration or termination of any applicable waiting period; (ii) materially increasing the risk of any Governmental Authority entering an order prohibiting the consummation of the Merger; or (iii) materially increasing the risk of not being able to remove any such order on appeal or otherwise.
6.3 Proxy Statement; Schedule 13e-3 and Other Required SEC Filings.
(a) Proxy Statement and Schedule 13e-3. As promptly as practicable following the date of this Agreement, the Company will prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 5.3(d), the Company must include the Special Committee Recommendation and the Company Board Recommendation in the Proxy Statement. The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, as amended or supplemented, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement. The Company will use its commercially reasonable efforts to have the preliminary Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing.

(b) Other Required Company Filing. If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company (with the assistance and cooperation of Parent and Merger Sub as reasonably requested by the Company) will promptly prepare and file such Other Required Company Filing with the SEC. The Company will use its reasonable best efforts to cause the Proxy Statement, the Schedule 13e-3 (as to the Company) and any Other Required Company Filing to comply in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and the NYSE. The Company will not file the Proxy Statement or any Other Required Company Filing with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will consider in good faith all reasonable additions, deletions or changes suggested thereto by Parent or its counsel. On the date of filing, on the date of mailing to the Company Stockholders (if applicable) and at the time of the Company Stockholder Meeting, neither the Proxy Statement, the Schedule 13e-3 nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by the Buyer Parties or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing. The information supplied by the Company for inclusion or incorporation by reference in any Other Required Parent Filings will not, at the time that such Other Required Parent Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(c) Other Required Parent Filing. If Parent determines that any Buyer Party (or any of their respective controlled Affiliates, if applicable) is required to file any document with the SEC other than the Schedule 13e-3 in connection with the Merger or the Company Stockholder Meeting pursuant to applicable Law (an “Other Required Parent Filing”), then the Buyer Parties will, and will cause their respective controlled Affiliates to, promptly prepare and file such Other Required Parent Filing with the SEC. The Buyer Parties will cause, and will cause their respective controlled Affiliates to cause, the Schedule 13e-3 (as to the Buyer Parties) and any Other Required Parent Filing to comply in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither the Buyer Parties nor any of their respective controlled Affiliates will file any Other Required Parent Filing (or any amendment thereto) with the SEC without first providing the Company and its counsel a reasonable opportunity to review and comment thereon, and Parent will consider in good faith all reasonable additions, deletions or changes suggested thereto by the Company or its counsel. On the date of filing, on the date of mailing to the Company Stockholders (if applicable) and at the time of the Company Stockholder Meeting, none of the Schedule 13e-3 or any Other Required Parent Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Buyer Parties with respect to any information supplied by the Company for inclusion or incorporation by reference in the Schedule 13e-3 or any Other Required Parent Filing. The information supplied by the Buyer Parties and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing will not, at the time that the Proxy Statement, the Schedule 13e-3 or such Other Required Company Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(d) Furnishing Information. Each of the Company, on the one hand, and the Buyer Parties, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement, the Schedule 13e-3 and any Other Required Company Filing or any Other Required Parent Filing. If at any time prior to the Company Stockholder Meeting any information relating to the Company, the Buyer Parties or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing or any Other Required Parent Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Company Stockholders.
(e) Consultation Prior to Certain Communications. Subject to any restrictions under applicable Law, the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, the Schedule 13e-3, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will consider in good faith all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.
(f) Notices. The Company, on the one hand, and Parent, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (i) any amendment or revisions to the Proxy Statement, the Schedule 13e-3, any Other Required Company Filing or any Other Required Parent Filing, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement, the Schedule 13e-3, any Other Required Company Filing or any Other Required Parent Filing, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith. The Company, Parent and Merger Sub shall use their reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC or its staff with respect to the Proxy Statement or any Other Required Company Filing.
(g) Dissemination of Proxy Statement and Schedule 13e-3. Subject to applicable Law, the Company will use its reasonable best efforts to cause the Proxy Statement and Schedule 13e-3 to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the earliest to occur of (i) SEC that it will not review, or that it has completed its review of, each of the Proxy Statement and the Schedule 13e-3 or (ii) the tenth (10th) calendar day after the filing of the preliminary Proxy Statement if the SEC fails to notify the Company of its intent to review the Proxy Statement.
6.4 Company Stockholder Meeting.
(a) Call of Company Stockholder Meeting. Subject to the provisions of this Agreement, the Company will take all action necessary in accordance with the DGCL, the Exchange Act, the Charter, the Bylaws and the rules of the NYSE to establish a record date for (and the Company will not change the record date without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed)) and duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholder Meeting”), in each case, as promptly as reasonably practicable and with respect to the meeting following the mailing of the Proxy Statement to the Company Stockholders for the purpose of obtaining the Requisite Stockholder Approval. As promptly as reasonably practicable after the date of this Agreement (and upon the reasonable request of Parent made not more than one time every week), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act assuming that, for such purposes only, the record date of the Company Stockholder Meeting will be 20 Business Days after the date the broker search is conducted. Notwithstanding anything to the contrary in this Agreement, the Company will not be required to convene and hold the Company Stockholder Meeting at any time prior to the date that is 30 days following the mailing of the Proxy Statement to the Company Stockholders. Subject to Section 5.3(d) and unless there has been a Recommendation Change, the Company will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. Without the prior written consent of Parent, the adoption of this Agreement shall be the only matter (other than matters of procedure, including adjournment or postponement thereof, and matters required by Law to be voted on by the Company Stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the Company Stockholders at the Company Stockholder Meeting. The Company shall cooperate and keep Parent reasonably informed as reasonably requested regarding its solicitation efforts and voting results following mailing of the definitive Proxy Statement.
(b) Adjournment of Company Stockholder Meeting. Except as set forth in the immediately following sentence, the Company shall not adjourn or postpone the Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent (i) the Company from postponing or adjourning the Company Stockholder Meeting to solicit additional votes if the Company has not received proxies sufficient to obtain the Requisite Stockholder Approval or (ii) the Company from postponing or adjourning the Company Stockholder Meeting (A) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (B) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or a request from the SEC or its Staff; or (C) after consultation with Parent, to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the stockholders of the Company as required by Law; provided that (x) the Company may not postpone or adjourn the Company Stockholder Meeting on more than two (2) occasions or for more than two (2) months in the aggregate pursuant to clauses (i) and (ii) without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (y) in no event shall the Company Stockholder Meeting be postponed or adjourned to a date that is later than five (5) Business Days prior to the Termination Date; and (z) without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company Stockholder Meeting may not be postponed if such postponement will require the setting of a new record date therefor.
6.5 Financing Obligations.
(a) No Amendments to Financing Commitments. Parent shall not, without the prior written consent of the Company, amend, modify, supplement, replace or waive any of the conditions to funding contained in any of the Financing Commitments (or any definitive agreements related thereto) or any other provisions of, or remedies under, the Financing Commitments (or any definitive agreements related thereto) to the extent such amendment, modification, supplement, replacement or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Financing such that the Buyer Parties will not have sufficient cash proceeds to pay the Required Amount and consummate the transactions contemplated by the Agreement; (ii) adversely affect the ability of the Buyer Parties to timely consummate the transactions contemplated by this Agreement, including the ability to pay the Required Amount in full; (iii) (x) impose new or additional conditions to the funding of the Financing or (y) expand, amend or modify any of the existing conditions to the funding of the Financing in a manner that could make the funding of the Financing less likely to occur or prevent, materiality hinder, or delay the Closing; (iv) delay or prevent the Closing Date or make the timely funding of the Financing or the satisfaction of the conditions to obtaining the Financing less likely to occur in any respect; (v) adversely impact the ability of Parent to enforce its rights against the other parties to the Financing Commitments; or (vi) result in the termination of any Financing Commitment or any definitive agreement related thereto (the effects described in clauses (i) through (vi), collectively, the “Prohibited Modifications”); provided, however, that any customary amendment, modification, supplement or waiver of any provision of the Debt Commitment Letter solely to add lenders, lead arrangers, bookrunners, syndication agents or similar entities of similar creditworthiness that have not executed the Debt Commitment Letter as of the date of this Agreement shall not constitute a Prohibited Modification. In the event that Parent amends, modifies, supplements, replaces or waives the Financing Commitments in accordance with this Section 6.5, references in this Agreement to “Debt Financing,” “Debt Financing Commitment,” “Equity Financing,” “Financing,” “Financing Commitments,” “Financing Sources” (and the other like terms in this Agreement) shall be deemed to refer to the Financing as so amended, supplemented, replaced or waived. In the event all conditions to the Financing Commitments have been satisfied (or waived) and all of the conditions set forth in Section 7.1 and Section 7.2 (in each case not including conditions which are to be satisfied by the delivery of documents or taking of any other action at the Closing) have been satisfied (or waived), Parent shall use its reasonable best efforts to take such actions to cause the Financing Sources and the Equity Investors to fund the applicable Financing for purposes of consummating the transactions contemplated by this Agreement.
(b) Taking of Necessary Actions. Parent shall, and shall cause its applicable Affiliates to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to arrange and obtain the Financing on a timely basis and on the terms and conditions described in the Financing Commitments, including to (i) comply with its obligations under the applicable Financing Commitments; (ii) maintain in full force and effect the applicable Financing Commitments or the definitive agreements related thereto in accordance with the terms (or other terms not resulting from or causing any Prohibited Modification) and subject to the conditions thereof; (iii) negotiate and enter into the definitive agreements with respect to the Debt Financing Commitment on a timely basis on the terms (or other terms not resulting from or causing any Prohibited Modification) and conditions (including the “market flex”

provisions) contained therein; and (iv) satisfy on a timely basis all conditions to funding that are applicable to Parent and/or its Affiliates in the applicable Financing Commitments (or any definitive agreements related thereto). At the Company’s written request (email being sufficient), Parent shall keep the Company informed on a current basis and in reasonable detail of the status of its efforts to arrange the Financing (including, upon reasonable request, providing the Company with copies of all definitive agreements and other documents related to the Financing and of material developments concerning the timing of the closing of the Financing). Parent shall give the Company reasonably prompt written notice (A) upon having knowledge of any violation, breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any violation, breach or default) by any party to any of the Financing Commitments or any termination of any of the Financing Commitments, (B) of any actual or threatened reduction, withdrawal, repudiation or termination of the Financing by any Financing Source party to the Financing Commitments, or (C) if for any reason Parent has determined (or should determine in good faith) that it will not be able to obtain all or any portion of the Financing on the terms contemplated by the applicable Financing Commitments. Promptly following delivery by the Company to Parent of written request therefor, Parent shall provide any information reasonably requested by the Company relating to the Financing or any circumstance referred to in clauses (A) through (C) of the immediately preceding sentence.
(c) Alternative Debt Financing. If all or any portion of the Debt Financing becomes unavailable for any reason, Parent shall (i) notify the Company in writing of such event and the reasons giving rise to such event, as promptly as practicable following the occurrence of such event, (ii) use its reasonable best efforts to arrange to obtain, as promptly as possible following the occurrence of such event, the Debt Financing or such portion of the Debt Financing from the same or alternative Financing Sources satisfactory to the Buyer Parties, which may include one or more of a loan financing, an offering and sale of notes, or any other financing or offer and sale of other debt securities, or any combination thereof, in an amount sufficient, when added to any portion of the Financing that is and will be available, to pay in cash the Required Amount (“Alternative Debt Financing”), and (iii) if applicable, obtain a new financing commitment letter (together with its related term sheets, the “Alternative Debt Financing Commitment”) or a new definitive agreement with respect thereto that provides for financing (A) on terms not materially less favorable to Parent than the Debt Financing Commitment as of the date of this Agreement (taking into account any “market flex” provisions thereof); (B) containing conditions to draw that are not more onerous to Parent than those conditions contained in the Debt Financing Commitment as of the date of this Agreement; (C) which does not contain any Prohibited Modification; and (D) in an amount that is sufficient, when added to any portion of the Financing that is and will be available, to pay in cash the Required Amount. In such event, the term “Debt Financing” as used in this Agreement shall be deemed to include any Alternative Debt Financing (and consequently the term “Financing” shall include the Equity Financing, any available portion of the then-existing Debt Financing and the Alternative Debt Financing), and the term “Debt Financing Commitment” as used in this Agreement shall be deemed to include any Alternative Debt Financing Commitment.
6.6 Financing Cooperation.
(a) Cooperation with Debt Financing. Prior to the Effective Time, and in all cases subject to the limitations set forth herein, the Company shall, and shall use its reasonable best efforts to cause each of its Subsidiaries and its and their respective Representatives to, use its and their respective reasonable best efforts to provide Parent, at Parent’s sole cost and expense, with such reasonable and customary cooperation as may be reasonably requested by Parent to assist the Buyer Parties in arranging the Debt Financing, including using reasonable best efforts to:
(i) cause members of management, with appropriate seniority and expertise, of the Company to participate in a reasonable number of meetings and presentations with actual or prospective lenders, road shows and sessions with rating agencies (which, at the Company’s option, may be attended via teleconference or virtual meeting platforms), in each case, upon reasonable advance notice, at reasonable times and locations to be mutually agreed;
(ii) provide reasonable assistance to Parent in the preparation of customary rating agency presentations, bank information memoranda, lender presentations and similar documents, including the execution and delivery of customary authorization letters authorizing the distribution of information to prospective lenders with respect to the Company, its Subsidiaries and their securities (including with respect to the absence of material non-public information in the public side version of documents distributed to prospective lenders and a “10b-5” representation), in each case, solely as required in connection with the Debt Financing and customarily used to arrange transactions similar to the Debt Financing by companies of a comparable size in a comparable industry as the Company; provided, however, that (A) no member of the Company Group will have responsibility for the preparation of any pro forma financial statements, forecasts of financing statements, or projections; and (B) all such authorization letters and materials related thereto (1) shall include or otherwise expressly incorporate language that exculpates the Company Group, its Affiliates and its and their respective Representatives from any liability in connection with the unauthorized use or misuse by the recipients thereof of all such presentations, memoranda and other materials and documents and information set forth therein, and (2) shall have been previously identified to, and provided to, the Company and the Company and its Representatives shall have been given reasonable opportunity to review and comment thereon;
(iii) provide reasonable assistance to Parent in connection with the pledging and granting as collateral property of the Company Group, to the extent required in connection with the Debt Financing and reasonably requested by Parent, including providing (if requested in writing, email being sufficient) original copies of certificated securities of the Company Group at or substantially simultaneously with the Closing; provided that no security interest or other obligation under any document or agreement with respect thereto will take effect prior to the Effective Time;
(iv) provide reasonable assistance to Parent in the preparation and execution of one (1) or more credit agreements, guarantees, certificates (including solvency certificates) and other definitive financing documents, to the extent required in connection with the Debt Financing and reasonably requested by Parent; provided that the effectiveness of any such documentation executed by any member of the Company Group shall not occur prior to the Effective Time;
(v) provide reasonable assistance to Parent with respect to lien searches and information of the Company Group reasonably requested by the Parent to determine whether or not the Company and its Subsidiaries are in compliance with the Investment Company Act, in each case, to the extent required in connection with the Debt Financing and reasonably requested by Parent; and
(vi) furnish Parent with all documentation and other information about the Company Group as is reasonably requested in writing by Parent and required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case, at least four (4) Business Days prior to the Closing Date if requested by Parent in writing at least nine (9) Business Days prior to the Closing Date.
(b) Obligations of the Company. Notwithstanding anything to the contrary contained in this Agreement (including this Section 6.6), nothing in this Agreement (including this Section 6.6) shall require any such cooperation or efforts from any member of the Company Group, its Affiliates and its and their respective Representatives to the extent that it would or would reasonably be expected to (i) cause any representation, warranty or covenant in this Agreement to be breached by the Company Group or its Affiliates, require any waiver or amendment of any term of this Agreement or cause any condition to Closing set forth in Article VII to fail to be satisfied; (ii) require any member of the Company Group or any of its Affiliates or any of its or their respective Representatives to pay any commitment fee or similar fee or agree to pay any other fees or reimburse any expenses or otherwise issue or provide any indemnities (except to the extent concurrently reimbursed or indemnified by Parent in accordance with Section 6.6(e) and Section 6.6(f)); (iii) require any member of the Company Group or any of its Affiliates or any of its or their respective Representatives to enter into, execute, deliver, approve, modify or perform any agreement, instrument, certificate (including any certificate as to solvency) or other documentation (other than (x) customary authorization letters as contemplated by, and including the exculpatory provisions referred to in, Section 6.6(a)(ii) and (y) with respect to the members of the Company Group only, any such document that are executed or delivered, as applicable, by Persons who will continue as officers or members of the board of directors (or other similar governing body) of any member of the Company Group after the occurrence of the Closing and are subject to and contingent upon, and would not be effective prior to, the Closing), (iv) unreasonably interfere with the conduct of the business of any member of the Company Group or create an unreasonable risk of damage or destruction to any property or assets of the Company Group; (v) change any fiscal period; (vi) require the Company Group or any of its Affiliates or any of its or their respective Representatives to adopt any resolutions, execute any consents or otherwise take any corporate or similar action (provided that any director, manager or officer of any member of the Company Group that will continue as a director, manager or officer of a member of the Company Group after the Closing may agree to take any such action on behalf of the applicable members of the Company Group so long as such action will not be effective prior to the Closing); (vii) require the Company Group of any of its Affiliates or any of its or their respective Representatives to deliver any legal opinion or reliance letter or comfort letter; (viii) provide access to or disclose any information that the Company reasonably determines could jeopardize attorney-client privilege, attorney work product protections or other applicable legal privilege or similar protection; (ix) take any action that the Company determines could conflict with or violate the organizational documents of the Company Group or any of its Affiliates or any applicable Laws or fiduciary duty or would result in a contravention, violation or breach of, or default under, any Contract or permit to which any member of the Company Group or any of their respective Affiliates is a party or by which it or any of its property is bound; (x) cause any officers, directors, manager, employees, advisors, accountants, consultants, auditors, agents or other Representatives of the Company Group or any of its Affiliates to incur or take any other action that could reasonably be expected to result in any personal liability; (xi) require any member of the Company Group to make any representations, warranties or certifications prior to the Effective Time; or (xii) require any member of the Company Group to cause or permit any Liens to be placed on any of its property prior to the Effective Time. No member of the Company Group shall be required to be an issuer or obligor with respect to the Debt Financing prior to the Effective Time.
(c) Use of Logos. The Company hereby consents to the customary use of its and its Subsidiaries’ logos in connection with the Debt Financing so long as such logos (i) are used solely in a manner that is not intended to or reasonably likely to (A) harm or disparage the Company Group or the reputation, goodwill or marks of the Company Group or (B) otherwise materially adversely affect the Company Group; (ii) are used solely in connection with a description of the Company, its business and Company Products or the Merger; and (iii) are used in a manner consistent with the other written terms and conditions that the Company reasonably imposes.
(d) Confidentiality. All non-public or other confidential information provided by the Company Group or any of their Affiliates or Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent will be permitted to disclose such information to any Financing Sources in connection with arranging and obtaining the Debt Financing (and, in each case, to their respective counsel and auditors); provided that the recipients of such information (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to customary confidentiality undertakings no less restrictive than the Confidentiality Agreement, including professional duties of confidentiality and customary “click-through” or similar confidentiality arrangements used in financings similar to the contemplated Debt Financing.
(e) Reimbursement. Promptly upon request by the Company, Parent will reimburse the Company for any documented and reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred or otherwise payable by any member of the Company Group in connection with the Debt Financing, including the cooperation of the Company Group contemplated by this Section 6.6(e).
(f) Indemnification. The Company Group and its Affiliates and its and their respective Representatives, and the successors and assigns of each of the foregoing Persons (the “Financing Indemnitees”), shall be indemnified and held harmless by Parent and Merger Sub from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with any obligations with respect to the cooperation provided pursuant to this Section 6.6 or any information utilized in connection therewith, other than to the extent any of the foregoing was suffered or incurred as a result of bad faith, fraud, gross negligence or willful misconduct of the Financing Indemnitees, in each case, as determined by a court of competent jurisdiction in a final and non-appealable decision. Parent’s obligations pursuant to Section 6.6(e) and this Section 6.6(f) referred to collectively as the “Reimbursement Obligations.”
(g) No Exclusive Arrangements. In no event will the Equity Investors, Parent or any of their respective controlled Affiliates enter into any Contract (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis or (ii) prohibiting or seeking to prohibit any bank, investment bank or other known provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any other Person, in each case in connection with a merger with the Company.

(h) No Financing Condition. The Buyer Parties acknowledge and agree that obtaining the Financing is not a condition to the Closing and notwithstanding anything contained in this Agreement to the contrary, the Buyer Parties’ obligations hereunder are not conditioned in any manner upon Parent obtaining the Financing, or any other financing. If the Financing has not been obtained, the Buyer Parties will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Merger and the other transactions contemplated under this Agreement.
(i) Deemed No Breach. The Buyer Parties acknowledge and agree that a breach of this Section 6.6 will only constitute a material breach of the Company for purposes of Section 7.2 if (x) Parent has provided the Company with notice in writing of such breach (with reasonable specificity as to the basis for any such breach) and the Company has failed to cure such breach in a timely manner and (y) such breach is a proximate cause of the Debt Financing not being consummated.
6.7 Anti-Takeover Laws. The Company, the Company Board and the Special Committee will (a) take all actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Merger; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Merger, take all actions within their power to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger.
6.8 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company will afford Parent and its Representatives reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance notice, to the properties, books and records and personnel of the Company Group, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or regulation requires the Company Group to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other legal privilege applicable to such documents or information; (c) access to a Contract to which the Company Group is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (d) access would result in the disclosure of any trade secrets (including source code) of the Company, any of its Subsidiaries or any third Persons or (e) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; it being agreed that, in the event that the Company or any of its Subsidiaries asserts that any restrictions under clauses (a) through (e) applies, the Company and its Subsidiaries shall use commercially reasonable efforts to design and implement alternative disclosure arrangements to enable Parent and its Representatives to evaluate any such information without violating such restrictions (including, in the case of trade secrets, by providing access to such information pursuant to a customary clean team agreement). Nothing in this Section 6.8 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information except to the extent such reports, analyses, appraisals, opinions or other information are prepared by the Company or its Subsidiaries in the ordinary course of business. Any investigation conducted pursuant to the access contemplated by this Section 6.8 shall be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) would create an unreasonable risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.8. All requests for access pursuant to this Section 6.8 must be directed to the General Counsel of the Company, or another person designated in writing by the Company
6.9 Section 16(b) Exemption. Prior to the Effective Time, the Company will take all actions reasonably necessary or advisable to cause any dispositions of equity securities of the Company (including derivative securities)

(including the disposition, cancellation, or deemed disposition and cancellation of Company Common Stock, Company Options, Company RSUs or Company PSUs) in connection with the Merger by each individual who is a director or executive officer of the Company to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.
6.10 Directors’ and Officers’ Exculpation, Indemnification and Insurance.
(a) Organizational Documents and Contractual Agreements. From and after the Effective Time for six (6) years thereafter, the Surviving Corporation and its Subsidiaries shall, (i) honor and fulfill, in all respects, the obligations of such member of the Company Group pursuant to any indemnification agreements between such member of the Company Group and any of its current or former directors, officers or managers (meaning, for purposes of this Section 6.10, a person with a role equivalent to that of a director) (and any person who becomes a director, officer or manager of a member of the Company Group prior to the Effective Time) (each such person, an “Indemnified Person”) and (ii) maintain the provisions with respect to indemnification, advancement of expenses and exculpation from liability as set forth in the certificates of incorporation, bylaws and other organizational documents of each member of the Company Group as of the date hereof, which provisions shall not be amended, repealed or otherwise modified during such six (6)-year period in any manner that could adversely affect the rights thereunder of any Indemnified Person in his or her capacity as such without his or her written consent except to the extent required by applicable Law.
(b) Indemnification Obligation. Without limiting the generality of the provisions of Section 6.10(a) from and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to, and the Surviving Corporation and its Subsidiaries shall, indemnify, exculpate and hold harmless, to the fullest extent permitted by applicable Law, each Indemnified Person from and against any costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any actual or threatened Legal Proceeding or other matter, whether civil, criminal, administrative or investigative, to the extent that such actual or threatened Legal Proceeding or other matter is based on, arising out of or relating to the fact that such Person is or was a director, officer, member, manager or employee of the Company Group or such Person is or was serving at the request or with the knowledge and consent of the Company Group as a director, officer, member, manager or fiduciary of another Person and based on, arising out of or relating to any act, omission, fact, circumstance or other matter occurring or existing on or prior the Effective Time. Parent shall cause the Surviving Corporation and its Subsidiaries to, and the Surviving Corporation and its Subsidiaries shall, advance such costs, fees and expenses incurred by or on behalf of the Indemnified Persons on a current basis (but no later than thirty (30) days after the submission of invoices) to the fullest extent permitted by applicable Law (subject to the applicable Indemnified Person executing an undertaking (that does not require any security) to repay such advances if it is determined in a final and non-appealable adjudication of a court of competent jurisdiction that such Indemnified Person is not entitled to indemnification under applicable Law). Notwithstanding anything to the contrary in this Agreement, Parent, the Surviving Corporation and its Subsidiaries shall not settle or compromise or consent to the entry of any judgment or otherwise terminate any actual or threatened Legal Proceeding or other matter in which an Indemnified Person sought or could have sought indemnification, unless such settlement, compromise, consent or termination includes a full and unconditional release of such Indemnified Person.
(c) D&O Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect directors’ and officers’ liability, employment practices liability and fiduciary liability insurance covering the Indemnified Persons and the other natural persons insured by the Company Group’s directors’ and officers’ liability, employment practices liability and fiduciary liability insurance in effect as of the Closing (such persons, “Insured Persons” and such insurance the “Current Insurance”) in respect of acts, omissions, facts, circumstances and other matters existing or occurring at or prior to the Effective Time on terms and conditions, including limits and retentions, no less favorable to the Insured Persons than the Current Insurance; provided, however, that the aggregate annual premium for such insurance shall not exceed three hundred percent (300%) of the premium for the Current Insurance (the “Maximum Amount”); provided, further, that if such insurance is not available or the aggregate annual premium for such insurance exceeds the Maximum Amount, then the Surviving Corporation shall obtain the most coverage available for a cost not exceeding the Maximum Amount. In lieu of the foregoing, at or prior to the Effective Time, the Company or

Parent may, following consultations with each other, require the Company to, at the sole cost and expense of Parent, obtain directors’ and officers’ liability, employment practices liability and fiduciary liability “tail” insurance covering the Insured Persons in respect of acts, omissions, facts, circumstances and other matters existing or occurring at or prior to the Effective Time on terms and conditions, including limits and retentions, no less favorable to the Insured Persons than the Current Insurance; provided that the aggregate premium for such “tail” insurance shall not exceed the Maximum Amount; provided, further, however, that that if such “tail” insurance is not reasonably available or the aggregate premium exceeds the Maximum Amount, then the Company may obtain the most advantageous coverage that is reasonably available for a cost not exceeding the Maximum Amount.
(d) Indemnitors of First Resort. With respect to any indemnification obligations of the Surviving Corporation and its Subsidiaries pursuant to this Section 6.10, the Surviving Corporation and its Subsidiaries acknowledge and agree that: (i) the Surviving Corporation and its Subsidiaries shall be the indemnitors of first resort with respect to all indemnification obligations of the Surviving Corporation and its Subsidiaries pursuant to this Section 6.10 (i.e., their obligations to an applicable Indemnified Person are primary, and any obligation of any other Person to advance expenses or to provide indemnification and/or insurance for the same expenses or liabilities incurred by such Indemnified Person are secondary) and (ii) the Surviving Corporation and its Subsidiaries irrevocably waive, relinquish and release any such other Person from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof.
(e) Third-Party Beneficiaries; No Impairment. The rights of each Indemnified Person and Insured Person under this Section 6.10 (i) shall survive consummation of the transactions contemplated by this Agreement; (ii) are intended to benefit, and shall be enforceable by, each Indemnified Person and Insured Person and their respective heirs, administrators, executors, successors, assigns and representatives (who shall be third-party beneficiaries of this Section 6.10); and (iii) are in addition to, and not in substitution for, any other rights to indemnification, contribution or insurance that any such Indemnified Person or Insured Person (and their respective heirs, administrators, executors, successors, assigns and representatives) may have by contract (including any indemnification agreement), law, equity or otherwise. Nothing in this Agreement is intended to relieve, or shall be construed as relieving, any insurer of its coverage obligations existing now or in the future. The obligations set forth in this Section 6.10 may not be terminated, amended or otherwise modified in any manner that could adversely affect the rights of any Indemnified Person or Insured Person without the prior written consent of such affected Indemnified Person or Insured Person.
(f) Advancement of Fees, Costs and Expenses in Enforcement of Rights. The Surviving Corporation and its Subsidiaries shall advance, and cause to be paid, on a current basis (but no later than thirty (30) days after the submission of invoices) all reasonable and documented attorneys’ fees, costs and expenses that may be incurred by any Indemnified Person in enforcing his or her rights under this Section 6.10 provided that such Indemnified Person executes an undertaking to repay such advances if it is determined by a court of competent jurisdiction that such Indemnified Person is not entitled to indemnification.
(g) Successors and Assigns. If Parent, the Surviving Corporation, its Subsidiaries or any of their respective successors or assigns will (i) consolidate with or merge into any other Person and not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfer or convey all or substantially all of its properties and assets to any Person, then, in each case, proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation, its Subsidiaries or any of their respective successors or assigns will assume all of the obligations of Parent, the Surviving Corporation and its Subsidiaries set forth in this Section 6.10.
(h) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company Group for any of its directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.10 is not prior to or in substitution for any such claims pursuant to such policies or agreements.
6.11 Employee Matters.
(a) Employment; Benefits. As of the Closing, the Surviving Corporation or one of its Subsidiaries will continue to employ the employees of the Company Group as of the Effective Time. From and after the Effective Time until the first anniversary of the Effective Time (or, if earlier, the termination date of an applicable

Continuing Employee) (the “Continuation Period”) the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee with, unless otherwise determined by the Surviving Corporation’s Chief Executive Officer, (i) base salary (or base wages, as the case may be) that is no less favorable than the base salary (or base wages, as the case may be) provided to such Continuing Employee immediately prior to the Effective Time, (ii) target incentive compensation opportunities (including the grant date fair value of any equity compensation opportunities, but excluding specific performance goals) that are substantially comparable to the target incentive compensation opportunities (including the grant date fair value of any equity compensation opportunities, but excluding specific performance goals and any change in control, retention bonus or similar incentive compensation opportunities) provided to such Continuing Employee immediately prior to the Effective Time and (iii) other employee benefits (excluding any equity-based plans and programs, severance, deferred compensation arrangements, change in control, retention or similar benefits, defined benefit pension or post-employment health or welfare benefits) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time (excluding any equity-based plans and programs, severance, deferred compensation arrangements, change in control, retention or similar benefits, defined benefit pension or post-employment health or welfare benefits). Notwithstanding the foregoing, nothing in this Section 6.11 shall obligate the Surviving Corporation and its Subsidiaries to continue the employment of any Continuing Employee for any specific period.
(b) New Plans. To the extent that a benefit plan is made available to any Continuing Employee at or after the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for service with the Company Group prior to the Effective Time for purposes of eligibility, participation, vesting and level of benefits, except that (i) such service need not be credited to the extent that it would result in duplication of coverage, benefits or compensation and (ii) no service shall be required to be credited under any plan that provides for defined benefit pension or retiree welfare benefits. In addition, and without limiting the generality of the foregoing, the Surviving Corporation shall use commercially reasonable efforts to ensure that: (i) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all group welfare benefit plans sponsored by the Surviving Corporation and its Subsidiaries to the extent that coverage pursuant to any such group welfare benefit plans (the “New Plan”) replaces coverage previously provided under a comparable group welfare Employee Plan in which such Continuing Employee participated immediately before the Effective Time; and (ii) during the plan year in which the Closing Date occurs, for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, (x) the Surviving Corporation will use commercially reasonable efforts to cause all waiting periods, preexisting condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, and (y) the Surviving Corporation will use commercially reasonable efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year ending on the Closing Date to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance, co-pay, offsets and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
(c) No Third-Party Beneficiaries. The provisions of this Section 6.11 are solely for the benefit of the respective parties to this Agreement and nothing in this Section 6.11, express or implied, shall confer upon any current or former employee, director, consultant, independent contractor or other service provider (or any dependent, successor, legal representative or beneficiary thereof), any rights or remedies, including any right to continuance of employment or any other service relationship with Parent or any of its Affiliates, or any right to compensation or benefits of any nature or kind whatsoever under this Agreement. Nothing in this Section 6.11, express or implied, shall be (i) construed to create any third-party beneficiary rights in any person, (ii) an amendment or deemed amendment of any plan providing benefits to any employee or (iii) construed to interfere with the right of Parent or its Affiliates to manage the performance of, discipline, or terminate the employment or other service relationship of any of employee, director, consultant, independent contractor or other service provider at any time, with or without cause, or restrict any such entity in the exercise of their independent business judgment in modifying any of the terms and conditions of the employment or other service arrangement of such Person, or (iv) deemed to obligate Parent or its Affiliates to adopt, continue, enter into, maintain, modify, or terminate any employee benefit plan or other compensatory plan, program or arrangement at any time.
6.12 Obligations of Merger Sub. Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.
6.13 Notification of Certain Matters.
(a) Notification by the Company. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Buyer Parties to consummate the Merger set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing, except that no such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of the Buyer Parties to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Parent pursuant to this Section 6.13(a).
(b) Notification by Parent. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by the Buyer Parties in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Buyer Parties to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing, except that no such notification will affect or be deemed to modify any representation or warranty of the Buyer Parties set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to the Company pursuant to this Section 6.13(b).
(c) Impact of Non-Compliance. The Company’s or the Buyer Parties’ failure to comply with this Section 6.13 will not be taken into account for purposes of determining whether any conditions set forth in Article VII to consummate the Merger have been satisfied or whether any termination rights set forth in Article VIII are available.
6.14 Public Statements and Disclosure. The initial press release concerning this Agreement and the Merger of the Company, on the one hand, and the Buyer Parties, on the other hand, will each be reasonably acceptable to each Party. Thereafter, the Company (other than with respect to the portion of any communication relating to a Recommendation Change), on the one hand, and the Buyer Parties, on the other hand, will obtain the consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed, before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in any such case to the extent relating to the Merger or the transactions contemplated by this Agreement, except that (A) the Company will only be obligated to engage in consultation and good faith consideration of Parent’s views with respect to communications that are (1) required by applicable Law, regulation or stock exchange rule or listing agreement or (2) principally directed to employees, suppliers, customers, partners or vendors so long as such communications are consistent with the previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by Parent), and not with respect to communications that are (x) solely to the extent related to a Superior

Proposal, Intervening Event or Recommendation Change; or (y) with respect to any actual Legal Proceeding between the Company or its Affiliates, on the one hand, and the Buyer Parties and their Affiliates, on the other hand. With respect to any communication required by applicable Law or any listing agreement with or rule of any national securities exchange or association, the Party required to make the communication shall use commercially reasonable efforts to afford the other Party reasonable time to consider the communication and include in such communication all comments reasonably proposed by the other party.
6.15 Transaction Litigation. Prior to the Effective Time, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed on a current basis with respect to the status thereof and promptly furnish Parent with copies of communications received or documents filed. The Company will (a) consult with Parent on, and consider in good faith all of Parent’s comments to, all filings, pleadings and responses proposed to be filed or submitted by or on behalf of the Company prior to such filing or submission, (b) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation, including by giving Parent the opportunity to attend and participate in any external meetings (whether in-person or otherwise), telephone or video calls or other conferences, and (c) consult with Parent with respect to the proposed strategy, material actions and significant decisions (including relating to defense, settlement and prosecution) with respect to any Transaction Litigation. The Company may not compromise or settle, or agree to compromise or settle, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.15, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined), and Parent may offer comments or suggestions with respect to such Transaction Litigation but will not be afforded any decision-making power or other authority over such Transaction Litigation prior to the Effective Time except for the settlement or compromise consent set forth above.
6.16 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NYSE to cause (a) the delisting of the Company Common Stock from the NYSE as promptly as practicable after the Effective Time and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.
6.17 Parent Vote. Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to Merger Sub and the Company a written consent providing the Merger Sub Stockholder Approval in accordance with the DGCL.
6.18 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Buyer Parties, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of the Buyer Parties and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over its own business and operations.
6.19 No Employment Discussions. Except as approved by the Company Board or Special Committee, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the receipt of the Requisite Stockholder Approval, Parent will not, and will cause the Persons set forth on Section 6.19 of the Company Disclosure Letter and any of their respective controlled Affiliates not to, make or enter into, or commit or agree to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any executive officer of the Company (a) regarding any continuing employment or consulting relationship with the Surviving Corporation or its Affiliates from and after the Effective Time; (b) pursuant to which any such individual would be entitled to receive consideration of a different amount or nature than the consideration to which such individual is entitled pursuant to Section 2.7 in respect of such holder’s shares of Company Common Stock; or (c) pursuant to which such individual would agree to provide, directly or indirectly, equity investment to the Buyer Parties or the Company or their respective Affiliates (other than in the case of the Reinvestment Stockholders) in connection with the Merger.

6.20 Repaid Indebtedness. At the Closing, the Buyer Parties shall, on behalf of the Company Group, effect or cause to be effected, payment and, if applicable, cash collateralization, of all amounts specified in the Payoff Letters (as defined below) to fully discharge the then-outstanding obligations under all third-party Indebtedness under the Contracts set forth on Section 6.20 of the Company Disclosure Letter (other than (a) any contingent indemnification obligations as to which no claim has been asserted and (b) any other obligations which, by their terms, are to survive the termination of any such Contract) (such Indebtedness, collectively, the “Repaid Indebtedness”), in accordance with the payoff letters with respect to such Repaid Indebtedness; each such payoff letter shall be in form and substance reasonably satisfactory to Parent and shall (A) set forth the aggregate amounts required to satisfy in full all of the corresponding Repaid Indebtedness (including any principal, interest, fees or penalties outstanding or accrued thereunder and incremental per diem increases in respect thereof to account for any delays as to the Closing as of the date of each such Payoff Letter) and, as applicable, (B) provide that, upon receipt of such specified amount, all Liens (and any guarantees) granted in connection therewith relating to the assets, rights and properties of the Company Group securing such Repaid Indebtedness (and any other obligations secured thereby) shall be released and terminated (such payoff letters, collectively, the “Payoff Letters”). The Company shall deliver, or cause to be delivered, the Payoff Letters to Parent not less than two (2) Business Days prior to the Closing Date. The Buyer Parties shall reasonably cooperate with the Company’s efforts under this Section 6.20.
6.21 FIRPTA Certificate. The Company shall deliver to Parent and any designated Affiliate at or prior to the Closing a certification of the Company, prepared in a manner consistent and in accordance with the requirements of Treasury Regulation Sections 1.897-2(g), (h) and 1.1445-2(c) dated no more than thirty (30) days prior to the Closing Date and signed by a responsible corporate officer of the Company, certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “U.S. real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2).
ARTICLE VII

CONDITIONS TO THE MERGER
7.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the Buyer Parties and the Company to consummate the Merger are subject to the satisfaction or waiver by the Buyer Parties and the Company (to the extent permissible pursuant to applicable Law and except with respect to Section 7.1(a), which shall not be waivable) of each of the following conditions:
(a) Requisite Stockholder Approval. The Company shall have received the Requisite Stockholder Approval at the Company Stockholder Meeting.
(b) Governmental Consents. (i) The waiting periods, if any, and any extensions thereto, applicable to the Merger pursuant to the HSR Act and the Antitrust Laws set forth in Section 7.1(b) of the Company Disclosure Letter shall have expired or otherwise been terminated, or all requisite consents, directions or orders required to consummate the Merger pursuant thereto shall have been obtained.
(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any Governmental Authority of competent jurisdiction preventing the consummation of the Merger shall be in effect, nor shall any action have been taken by any such Governmental Authority, and no statute, rule, regulation or order shall have been enacted, entered, enforced or deemed applicable to the Merger that, in each case, prohibits, makes illegal, or enjoins the consummation of the Merger.
7.2 Conditions to the Obligations of the Buyer Parties. The obligations of the Buyer Parties to consummate the Merger are subject to the satisfaction or waiver (to the extent permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Buyer Parties:
(a) Representations and Warranties.
(i) Other than the representations and warranties listed in Section 7.2(a)(ii) or Section 7.2(a)(iii), the representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date hereof and as of the Closing Date as if made on and as of each such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct as of such specific date), except for such failures to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii) The representations and warranties set forth in (1) Section 3.1(a), Section 3.2, Section 3.3, Section 3.8 and Section 3.26 that (A) are not qualified by Company Material Adverse Effect or other materiality qualifiers shall be true and correct in all material respects as of the Closing Date as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material aspects as of such earlier date); and (B) are qualified by Company Material Adverse Effect or other materiality qualifiers shall be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifiers) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material aspects as of such earlier date); and (2) Section 3.7(a), Section 3.7(b) and clauses (i) – (v) of the first sentence of Section 3.7(c) shall be true and correct in all respects (except for any failure to be so true and correct that is de minimis in nature) as of the date hereof and as of the Closing Date as if made on and as of each such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects as of such specific date (except for any failure to be so true and correct that is de minimis in nature)).
(iii) The representations and warranties of the Company set forth in Section 3.12(ii) shall be true and correct in all respects as of the date hereof and shall be true and correct in all respects as of the Closing Date as though made as of such date.
(b) Performance of Obligations of the Company. The Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Company at or prior to the Closing.
(c) Officer’s Certificate. The Buyer Parties shall have received a certificate of the Company, validly executed for and on behalf of the Company and in the name of the Company by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) have been satisfied.
(d) No Company Material Adverse Effect. A Company Material Adverse Effect shall not have occurred on or after the date of the Agreement that is continuing.
7.3 Conditions to the Obligations of the Company to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) of each of the following conditions, any of which may be waived exclusively by the Company:
(a) Representations and Warranties. The representations and warranties of the Buyer Parties (without giving effect to any materiality qualifications set forth therein) set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as if made on and as of each such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such specific date), except for any failure to be so true and correct that would not, individually or in the aggregate, prevent the consummation of the Merger prior to the Termination Date or materially delay the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement prior to the Termination Date.
(b) Performance of Obligations of the Buyer Parties. The Buyer Parties shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by the Buyer Parties at or prior to the Closing.
(c) Officer’s Certificate. The Company shall have received a certificate of the Buyer Parties, validly executed for and on behalf of the Buyer Parties and in the respective names of the Buyer Parties by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER
8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):
(a) at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent and the Company;
(b) by either Parent or the Company at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger is in effect that, in each case, prohibits, restricts, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any Law or order has been enacted, entered, enforced or deemed applicable to the Merger that prohibits, restricts, makes illegal or enjoins the consummation of the Merger; except that the right to terminate this Agreement pursuant to this Section 8.1 will not be available to any Party if such Party’s material breach of any provision of this Agreement has been the primary cause of, or primarily resulted in, such final, non-appealable injunction, judgment, order or Law;
(c) by either Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., Eastern time, on May 12, 2025 (the “Termination Date”), it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party whose material breach of its obligations under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to have occurred prior to the Termination Date;
(d) by either Parent or the Company, at any time prior to the Effective Time if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote is taken on the adoption of this Agreement, except that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available any Party whose material breach of its obligations under this Agreement has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof);
(e) by Parent, if the Company has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or inaccuracy would result in a failure of a condition set forth in Section 7.1 or Section 7.2, except that if such breach or failure to perform is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the delivery by Parent to the Company of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to such termination (to the extent capable of being cured); provided that the Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if it has materially breached any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.1 or Section 7.2 as of the date of termination;
(f) by the Company if (i) all of the conditions set forth in Section 7.1 and Section 7.2 are satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of the notice referenced in clause (iii) of this Section 8.1(f) if the Closing were to occur on the date of such notice), (ii) Parent fails to consummate the transactions contemplated by this Agreement by the date that is three Business Days after the first date on which Parent is required to consummate the Closing pursuant to Section 2.3, (iii) the Company has irrevocably confirmed to Parent in writing that (A) all conditions set forth in Section 7.1 or Section 7.2 have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of the notice referenced in clause (iii) of this Section 8.1(f) if the Closing were to occur on the date of such notice), and (B) it is ready, willing and able to consummate the Closing and (iv) the Merger shall not have been consummated within three (3) Business Days following delivery of such confirmation;
(g) by Parent, if at any time prior to the receipt of the Requisite Stockholder Approval, the Company Board (or a committee thereof, including the Special Committee) has effected a Recommendation Change;
(h) by the Company, whether prior to or after the receipt of the Requisite Stockholder Approval, if the Parent has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or inaccuracy would result in a failure of a condition set forth in Section 7.1 or Section 7.3; provided that (i) if such breach or failure to perform is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(h) prior to the delivery by the Company to Parent of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(h) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to such termination, and (ii) that the right to terminate this Agreement pursuant to this Section 8.1(h) will not be available to the Company if it is then in breach of any provision of this Agreement or has failed to perform or comply with, or there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach, failure to perform or inaccuracy would give rise to the failure of the conditions set forth in Section 7.2(a) or Section 7.2(b); or
(i) by the Company, at any time prior to receiving the Requisite Stockholder Approval if (i) the Company has received a Superior Proposal; (ii) the Company Board (or a committee thereof), upon the recommendation of the Special Committee, or the Special Committee has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by such Superior Proposal; (iii) the Company has complied in all material respects with Section 5.3 with respect to such Superior Proposal; and (iv) concurrently with such termination the Company enters into such Alternative Acquisition Agreement and pays the Company Termination Fee due to Parent in accordance with Section 8.3(b).
8.2 Manner and Notice of Termination; Effect of Termination.
(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.
(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other representative of such Party) to the other Parties, as applicable, except that Section 6.6(e), Section 6.6(f), the penultimate sentence of Section 6.8, Section 6.14, this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement in accordance with their respective terms. Notwithstanding the foregoing but subject to Section 8.3(f), nothing in this Agreement will relieve any Party from any liability for any Willful and Material Breach of this Agreement prior to or in connection with the termination of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement or the Fee Funding Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms. In the event of termination of this Agreement, the Financing Sources will have no liability to the Company, any of its Affiliates or any of its or their direct or indirect equityholders hereunder or otherwise relating to or arising out of the transactions contemplated hereby or any Debt Financing (including for any Willful and Material Breach). Parent and Merger Sub acknowledge and agree that, without in any way limiting the Company’s rights under Section 9.8(b), recoverable damages of the Company hereunder shall not be limited to reimbursement of expenses or out-of-pocket costs, and shall include the benefit of the bargain lost by the equity holders of the Company (including “lost premium”), taking into consideration relevant matters, including the total amount payable to the Company’s equity holders under this Agreement and the time value of money, which in each case shall be deemed in such event to be damages of the Company and shall be recoverable by the Company on behalf of its equity holders; provided that in no event shall Parent or Merger Sub, in the aggregate, be subject to monetary damages, including for Willful and Material Breach, in an amount in excess of the sum of the amounts in clauses (A), (B) and (C) of Section 8.3(e).
8.3 Fees and Expenses.
(a) General. Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. Parent or the Surviving Corporation will be responsible for all fees and expenses of the Payment Agent. Subject to Section 2.9(e), the Surviving Corporation will pay or cause to be paid all transfer, stamp, documentary, sales, use, real property transfer, recording, stock transfer and other similar Taxes and fees (including any penalties and interest) arising out of or in connection with entering into this Agreement and the consummation of the Merger.
(b) Company Payments.
(i) If (A) this Agreement is validly terminated pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e); (B) following the execution and delivery of this Agreement and prior to such termination of this Agreement, an Acquisition Proposal shall have been made to the Company or the Company Board or any Person shall have publicly announced, proposed, disclosed or otherwise communicated to Company Stockholders such Acquisition Proposal and not withdrawn or otherwise abandoned such Acquisition Proposal prior to such termination; and (C) within twelve (12) months following such termination of this Agreement, the Company enters into a definitive agreement for, or consummates, an Acquisition Transaction, then the Company shall, concurrently with the consummation of such agreement, pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent. For purposes of this Section 8.3(b)(i), all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%”.
(ii) If this Agreement is validly terminated pursuant to Section 8.1(g), then the Company must promptly (and, in any event, within two (2) Business Days) following such termination pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.
(iii) If this Agreement is validly terminated pursuant to Section 8.1(i), then the Company must prior to or concurrently with, and as a condition to, such termination pay or cause to be paid to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.
(c) Parent Payments. If this Agreement is validly terminated pursuant to Section 8.1(h) or Section 8.1(f), or by either Party pursuant to Section 8.1(c) and at such time the Company could have terminated pursuant to Section 8.1(h) or Section 8.1(f), then Parent must promptly (and, in any event, within three Business Days) following such termination pay, or cause to be paid, to the Company an amount equal to $231,816,666.67 (the “Parent Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.
(d) Single Payment Only. The Parties acknowledge and agree that in no event will the Company or Parent be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion, whether or not the Company Termination Fee or Parent Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.
(e) Payments; Default. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the Merger and that without these agreements, the Parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay any amount due pursuant to Section 8.3(b) or Parent fails to promptly pay any amounts due pursuant to Section 8.3(c) and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof or a judgment against Parent for the amount set forth in Section 8.3(c) or any portion thereof, as applicable, the Company shall pay to Parent or Parent shall pay to the Company, as the case may be, (i) its reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) in connection with such Legal Proceeding, together with (ii) interest on such amount or portion thereof at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made until but excluding the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law; provided that in no event shall such costs, expenses and interest set forth in (i) and (ii) above exceed $20,000,000 in the aggregate.
(f) Sole Remedy.
(i) Subject to Section 8.2(b), (A) the Company’s receipt of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c) (including the Company’s right to enforce the Fee Funding Agreement with respect thereto and receive the Parent Termination Fee), (B) the Company’s receipt of payments to the extent owed by Parent pursuant to Section 8.3(e), (C) the Company’s right to enforce its rights under the Reimbursement Obligations, and (D) the Company’s right to enforce its rights under the Confidentiality Agreement and the Company’s right to specific performance pursuant to Section 9.8(b) will be the sole and exclusive remedies of the Company and its Affiliates against (1) Parent, Merger Sub or the FFA Investors, (2) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates (other than Parent, Merger Sub or the FFA Investors), Representatives, members, managers, general or limited partners, stockholders and assignees of each of Parent, Merger Sub and the FFA Investors and each of their respective Affiliates (collectively, the “Parent Related Parties”) and (3) the Financing Sources in respect of this Agreement, any agreement executed in connection herewith (including the Financing Commitments) and the transactions contemplated hereby and thereby, and upon payment of such amounts, none of the Parent Related Parties or the Financing Sources will have any further liability or obligation to the Company relating to or arising out of this Agreement, any agreement executed in connection herewith (including the Financing Commitments) or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, the Reimbursement Obligations, Section 8.3(a) and Section 8.3(e)). The Parent Related Parties and the Financing Sources are intended third-party beneficiaries of this Section 8.3(f).
(ii) Subject to Section 8.2(b), (A) Parent’s receipt of the Company Termination Fee, to the extent owed pursuant to Section 8.3(b), (B) Parent’s receipt of payments to the extent owed by the Company pursuant to Section 8.3(e) and (C) Parent’s right to specific performance pursuant to Section 9.8 will be the sole and exclusive remedies of Parent and Merger Sub and each of their respective Affiliates against (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of such amount, none of the Company Related Parties will have any further liability or obligation to Parent or Merger Sub relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.3(a) and Section 8.3(e) as applicable). The Company Related Parties are intended third-party beneficiaries of this Section 8.3(f)(ii)
(g) Cap; Remedies. (i) The amounts the Company is entitled to collect, if due, are those specified in clauses (A), (B) and (C) of Section 8.3(f), as applicable, and shall serve as a cap on the maximum aggregate liability of the Parent Related Parties under this Agreement in the event Parent fails to effect the Closing in accordance with Section 2.3 or otherwise breaches this Agreement or fails to perform hereunder and under no circumstances shall the Company be entitled to collect, if due, more than the amounts specified in such clauses, and (ii) while the Company may pursue both a grant of specific performance in accordance with, and subject to the limitations set forth in, Section 9.8(b) and the payment of the Parent Termination Fee under Section 8.3(c), under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance of the type contemplated by Section 9.8(b) that results in a consummation of the Closing and the payment of monetary damages, including all or a portion of the Parent Termination Fee.

(h) Liquidated Damages. The Company, Parent and Merger Sub acknowledge and agree that neither the Company Termination Fee nor the Parent Termination Fee is a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub, on the one hand, and the Company, on the other hand, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision.
8.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Buyer Parties and the Company (pursuant to authorized action by the Special Committee), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval. Notwithstanding anything to the contrary in this Agreement, the provisions relating to the Financing Sources set forth in Section 6.6(a), Section 8.2, Section 8.3(f), Section 8.6, Section 9.3, Section 9.6, Section 9.8, Section 9.9, Section 9.10, Section 9.11 and this Section 8.4 (and the defined terms used therein) may not be amended, modified, waived or altered without the prior written consent of the Financing Sources.
8.5 Extension; Waiver. At any time and from time to time prior to the Effective Time, (i) any Party may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein and (ii) the Termination Date may be extended by a mutual agreement in writing between Parent and the Company. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.
8.6 No Liability of Financing Sources. None of the Financing Sources will have any liability to the Company or any of its Affiliates relating to or arising out of this Agreement, the Debt Financing or otherwise, whether at law or equity, in contract, in tort or otherwise, and none of the Company nor any of their Affiliates will have any rights or claims against any of the Financing Sources hereunder or thereunder; provided that nothing in this Section 8.6 shall limit the rights of the Company and its Affiliates from and after the Effective Time under any Debt Financing Commitment or the definitive debt documents executed in connection with the Debt Financing (but not under this Agreement) to the extent the Company and/or its Affiliates are party thereto.
8.7 Special Committee Approval. Notwithstanding anything to the contrary herein, prior to the Effective Time, the Company shall not consent to any amendment or waiver of any provision of this Agreement without first obtaining the prior approval or recommendation of the Special Committee.
ARTICLE IX

GENERAL PROVISIONS
9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company and the Buyer Parties contained in this Agreement will terminate at the Closing, except that any covenants that by their terms survive the Closing will survive the Closing in accordance with their respective terms.

9.2 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by hand or by email transmission, in each case to the intended recipient as set forth below:
(a)	if to the Buyer Parties to:

Spaceship Purchaser, Inc. c/o Permira Advisers LLC 320 Park Avenue, 23rd Floor New York, NY 10022
	Attention:	Justin Herridge
	Email:	Justin.Herridge@permira.com, legal@permira.com

with a copy (which will not constitute notice) to:

Latham & Watkins LLP 1271 Avenue of the Americas New York, NY 10020
	Attn:	Brian Mangino Amber Banks Mariclaire Brewer
	Email:	Brian.Mangino@lw.com Amber.Banks@lw.com Mariclaire.Brewer@lw.com

and

Morris, Nichols, Arsht & Tunnell LLP 1201 North Market Street P.O. Box 1347 Wilmington, DE 19899-1347
	Attn:	Melissa DiVincenzo
	Email:	mdivincenzo@morrisnichols.com

(b)	if to the Company (prior to the Effective Time) to:

Squarespace, Inc. 225 Varick Street, 12th Floor New York, New York 10014
Attn:
Email:

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, New York 10001
	Attn:	Allison R. Schneirov Christopher M. Barlow Daniel L. Luks
	Email:	allison.schneirov@skadden.com christopher.barlow@skadden.com daniel.luks@skadden.com

and

Richards, Layton & Finger, P.A. One Rodney Square, 920 North King Street Wilmington, Delaware 19801
Attn:	Srinivas Raju Nathaniel Stuhlmiller
Email:	raju@rlf.com stuhlmiller@rlf.com
Any notice received by email at the addressee’s email address or otherwise at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day (provided that no “bounce back” or similar message of non-delivery is received with respect thereto). From time to time, any Party may provide notice to the other Parties of a change in its address or email address through a notice given in accordance with this Section 9.2, except that notice of any change to the address, email address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.
9.3 Assignment. No Party may assign, delegate or transfer, by operation of law or otherwise, either this Agreement or any of its rights, interests or obligations hereunder, in whole or in part, without the prior written approval of the other Parties, except that the Buyer Parties will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Effective Time (a) in connection with a merger or consolidation involving the Buyer Parties or other disposition of all or substantially all of the assets of the Buyer Parties or the Surviving Corporation; (b) to any of their respective Affiliates; or (c) to any Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing, it being understood that, in each case, such assignment will not (i) affect the obligations of the parties to the Equity Commitment Letter or the Equity Investors pursuant to the Fee Funding Agreement; or (ii) impede or delay the consummation of the Merger or otherwise materially impede the rights of the holders of shares of Company Common Stock and Company Equity Awards pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder.
9.4 Confidentiality. The Buyer Parties and the Company hereby acknowledge that Permira Advisers LLC (“Permira”) and the Company have previously executed that certain Confidentiality Agreement set forth on Section 9.4 of the Company Disclosure Letter (the “Confidentiality Agreement”) will continue in full force and effect in accordance with its terms; provided that from and after the date of this Agreement, notwithstanding anything to the contrary in the Confidentiality Agreement, no consent of the Company shall be required for any Person who is a potential source of, or may provide, equity, debt or any other type of financing for the transactions contemplated hereby to become a Representative (as defined in the Confidentiality Agreement) of Permira thereunder. Each of the Buyer Parties and their respective Representatives will hold and treat all documents and information concerning the Company Group furnished or made available to the Buyer Parties or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of the Buyer Parties agree to be bound by, and to be responsible for their Representatives under, the terms and conditions of the Confidentiality Agreement as if they were parties thereto.
9.5 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties required to be delivered in connection herewith (other than the Company Disclosure Letter and the Parent Disclosure Letter), including the Confidentiality Agreement, the Fee Funding Agreement, the Equity Commitment Letter and the Support Agreements, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto. The Company Disclosure Letter and the Parent Disclosure Letter are “facts ascertainable” as that term is used in Section 251(b) of the DGCL, and do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein.
9.6 Third-Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except (a) as set forth in or as contemplated by Section 6.10, (b) if the Closing occurs, for the right of the holders of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares), Company Options, Company RSUs or Company PSUs to receive the Per Share Price and the Equity Award Consideration required by Section 2.7 and Section 2.8, respectively, in each case after the Effective Time, (c) as set forth in or contemplated by Section 8.3(f), (d) subject to Section 8.3(c), Section 8.3(f) and Section 9.8, the Company shall have the right to pursue damages, on behalf of its stockholders solely in the event of Parent or Merger Sub’s Willful and Material Breach of this Agreement, which right is acknowledged by Parent and Merger Sub and (e) with respect to the limitations on liability of the Company Related Parties and the Parent Related Parties set forth in Section 8.3(f). Subject to Section 8.3(c), Section 8.3(f) and Section 9.8, Parent and Merger Sub expressly acknowledge and agree, at or after the time at which the Requisite Stockholder Approval shall have been obtained, that the Company shall have the right, on behalf of its stockholders, and is hereby appointed as representative of its stockholders solely for purposes this Section 9.6, to pursue damages against Parent and/or Merger Sub for the loss of the Per Share Price and Equity Award Consideration (as applicable), including, damages based on the loss of the premium offered to each such holder, in the event of any Willful and Material Breach of this Agreement by Parent or Merger Sub in respect of which the Company is entitled to bring a claim hereunder. Such appointment of the Company as representative of the Company’s stockholders shall be irrevocable and binding on all of the Company’s stockholders from and after receipt of the Requisite Stockholder Approval. Notwithstanding anything herein to the contrary, the rights granted pursuant to Section 8.2 and this Section 9.6 with respect to the recovery of damages based on the losses suffered by the stockholders of the Company (including the loss of the premium offered to each such holder) shall only be enforceable on behalf of the stockholders of the Company by the Company, as the sole and exclusive agent for the stockholders of the Company, and such stockholders shall not be entitled to pursue such enforcement on their own behalf. Notwithstanding anything set forth above, the provisions of Section 6.6(a), Section 8.2, Section 8.3(f), the last sentence of Section 8.4, Section 8.6, Section 9.3, Section 9.8, Section 9.9, Section 9.10(b), Section 9.11 and this sentence in this Section 9.6, shall inure to the benefit of the Financing Sources, each of whom are intended to be third-party beneficiaries thereof.
9.7 Severability. In the event that any term, provision, covenant or restriction of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction or other Governmental Authority to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect, and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
9.8 Remedies.
(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity upon such Party, and the exercise by a Party of any one remedy will not in and of itself preclude the exercise of any other remedy; provided, that the Parties acknowledge and agree that, while the Company may pursue a grant of specific performance prior to the valid termination of this Agreement, following a valid termination of this Agreement, under no circumstances shall the Company be permitted or entitled to seek a grant of specific performance to cause the Closing to occur or to enforce any provision of this Agreement which does not survive such termination.
(b) Specific Performance.
(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that, subject to Section 8.3, Section 8.6 and the remainder of this Section 9.8(b)(i), (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (B) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor the Buyer Parties would have entered into this Agreement. It is explicitly agreed that, prior to a termination of this Agreement, the Company shall have the right to specific performance to enforce the Buyer Parties’ obligations to consummate the Merger (including to cause Parent to exercise its rights to enforce the obligations of the Equity Investors under the Equity Commitment Letter in order to cause the Equity Financing to be funded in accordance with and subject to the terms and conditions set forth in the Equity Commitment Letter) if and only if, and only for so long as (and in no other circumstances) (i) all conditions in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing; provided that such conditions would be satisfied if the Closing were on such date), (ii) the Debt Financing (or, if Alternative Debt Financing is being used in accordance with Section 6.5(c) the financing to be made available pursuant to the Alternative Debt Financing Commitment) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, (iii) Parent has failed to consummate the Closing at the time when it was required under Section 2.3, and (iv) the Company has irrevocably confirmed in writing to Parent and Merger Sub that if specific performance were granted and the Financing were funded, then the Closing would occur in accordance with Section 2.3. Each of the Parties hereto agrees that it will not oppose the granting of an injunction, specific performance or any other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity (except for contesting the occurrence of any breach or threatened breach of this Agreement). Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. In the event the Parent Termination Fee is payable in accordance with Section 8.3(c), the Parent Termination Fee shall be the sole remedy to the Company Related Parties hereunder and specific performance of the covenants and agreements hereunder shall not be available other than to enforce the payment of the Parent Termination Fee.
(ii) Notwithstanding the foregoing and subject to the rights of the parties to the definitive agreements for any Debt Financing under the terms thereof, none of the Company and its Affiliates and their direct and indirect equity holders shall have any rights or claims (whether in contract or in tort or otherwise) against any Financing Source, solely in their respective capacities as lenders or arrangers in connection with the Debt Financing, and in no event shall the Company, any of its Affiliates or its or their direct or indirect equity holders be entitled to directly seek the remedy of specific performance of this Agreement against any Financing Source.
9.9 Governing Law. This Agreement shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Delaware. Any and all claims, controversies and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort or statute, shall be governed by the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws or other rules that would result in the application of the laws or statutes of limitations of a different jurisdiction.
9.10 Consent to Jurisdiction.
(a) General Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Merger and the Fee Funding Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware (and any appellate court therefrom) or, if any federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware

(and any appellate court therefrom)) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement, the Fee Funding Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement, the Fee Funding Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) irrevocably and unconditionally waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement, the Fee Funding Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts. Each of the Buyer Parties and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. The Parties agree that any violation of this Section 9.10(a) shall constitute a material breach of this Agreement and shall constitute irreparable harm.
(b) Jurisdiction for Financing Sources. Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and irrevocably agree (i) that any Legal Proceeding, whether in law or in equity, in contract, in tort or otherwise, involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing, the Debt Financing Commitment or the performance of services thereunder or related thereto will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof, and each Party submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court; (ii) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any other court; (iii) that service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided in any applicable Debt Financing Commitment will be effective service of process against them for any such Legal Proceeding brought in any such court; (iv) to waive and hereby waive, to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court; and (v) any such Legal Proceeding will be governed and construed in accordance with the laws of the State of New York.
9.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER, THE FEE FUNDING AGREEMENT, THE EQUITY COMMITMENT LETTER, THE DEBT FINANCING COMMITMENT, THE DEBT FINANCING OR THE EQUITY FINANCING (INCLUDING ANY SUCH LEGAL PROCEEDING INVOLVING FINANCING SOURCES). EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.
9.12 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.
9.13 Counterparts. This Agreement and any amendments hereto may be executed in counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
9.14 Fees and Expenses. Except as expressly provided in this Agreement, whether or not the Merger is consummated, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring or required to incur such fees or expenses.
[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.
SPACESHIP PURCHASER, INC.

By:	/s/ Peter Flynn
Name:	Peter Flynn
Title:	Chief Executive Officer and President

SPACESHIP GROUP MERGERCO, INC.

By:	/s/ Peter Flynn
Name:	Peter Flynn
Title:	Chief Executive Officer and President
[Signature Page to Agreement and Plan of Merger]

SQUARESPACE, INC.

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:	Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Annex B

Centerview Partners LLC
31 West 52nd Street
New York, NY 10019

May 12, 2024
The Special Committee of the Board of Directors
Squarespace, Inc.
225 Varick Street, 12th Floor
New York, New York 10014
The Special Committee of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than (a) General Atlantic L.P., its investment fund Affiliates (as defined in the Agreement, as defined below) and its portfolio companies majority owned by such investment fund Affiliates, (b) Accel Management Co. Inc. (“Accel”), its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates, (c) Permira Advisers LLC (“Sponsor”), its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates, (d) the members of the Board of Directors of Squarespace, Inc., a Delaware corporation (the “Company”), (e) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and (f) Anthony Casalena and his controlled Affiliates, such holders, the “Unaffiliated Company Stockholders”) of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”) (other than Excluded Shares, as defined below), of the Company, of the $44.00 per Share in cash, without interest, proposed to be paid to such Unaffiliated Company Stockholders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among Spaceship Purchaser, Inc., a Delaware corporation (“Parent”), Spaceship Group MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company. The Agreement provides Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Merger (other than (i) the Shares held by the Company and its subsidiaries, (ii) the Shares owned by Parent or Merger Sub, (iii) the Shares owned by Anthony Casalena, the Anthony Casalena 2019 Family Trust, the Anthony Casalena Revocable Trust, the Casalena Foundation, General Atlantic (SQRS II), L.P., Accel Leaders 3 L.P., Accel Growth Fund L.P., Accel Growth Fund Strategic Partners L.P. and Accel Growth Fund Investors 2010 L.L.C. (the “Reinvestment Stockholders”) that such Reinvestment Stockholders have agreed to contribute to an entity that indirectly owns 100% of the equity interest of Parent pursuant to those certain Support Agreements entered into in connection with the Merger, (iv) the Shares owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub as of immediately prior to the Merger (the Shares referred to in clauses (i) through (iv), the “Owned Company Shares”) and (v) any Shares with respect to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the General Corporation Law of the State of Delaware (the Shares referred to in clauses (i) through (v), together with any Shares held by any affiliate of the Company or Parent, the “Excluded Shares”)) will be converted into the right to receive $44.00 per Share in cash, without interest (the $44.00 per Share consideration to be paid in the Merger, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

The Special Committee of the Board of Directors
Squarespace, Inc.
May 12, 2024

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Accel, a significant stockholder of the Company, and we have not received any compensation from Accel during such period. Our UK affiliate, Centerview Partners UK LLP, is currently engaged to provide financial advisory services unrelated to the Company to a company in which funds affiliated with General Atlantic Service Company, L.P. (“General Atlantic”) a significant stockholder of the Company, hold a minority equity interest and we expect to receive fees from such company for such services. In 2023, we were engaged to provide financial advisory services to OneOncology, Inc. (“OneOncology”), a portfolio company of General Atlantic, in connection with its sale to certain private investment firms, and we received compensation from OneOncology for such services. In 2023, we were engaged to provide financial advisory services to Oak Street Health, Inc. (“Oak Street”) in connection with its sale to CVS Health Corporation, at which time affiliates of General Atlantic held an approximately 25% interest of Oak Street, and we received compensation from Oak Street for such services. In 2022, we were engaged to provide financial advisory services unrelated to the Company to a portfolio company of General Atlantic, and we received compensation from such portfolio company for such services. In the past two years, we have not been engaged to provide financial advisory or other services to Parent or Merger Sub, and we have not received any compensation from Parent during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Sponsor, the sponsor of Parent, and we have not received any compensation from Sponsor during such period. A separate Centerview team is currently engaged to provide financial advisory services unrelated to the Company to an affiliate of Abu Dhabi Investment Authority (“ADIA”), a co-investor with Sponsor, and we have received compensation from such affiliate and expect to receive additional compensation in the future. We may provide financial advisory and other services to or with respect to the Company, Accel, General Atlantic, Sponsor, Parent or ADIA or their respective affiliates, including portfolio companies of Accel, General Atlantic, Sponsor or ADIA in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Accel, General Atlantic, Sponsor, Parent or ADIA or any of their respective affiliates including portfolio companies of Accel, General Atlantic, Sponsor or ADIA or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated May 12, 2024 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2023, December 31, 2022 and December 31, 2021; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based.

The Special Committee of the Board of Directors
Squarespace, Inc.
May 12, 2024

In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the Unaffiliated Company Stockholders (other than with respect to any Excluded Shares) of the Consideration to be paid to such Unaffiliated Company Stockholders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the Unaffiliated Company Stockholders pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of Special Committee of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the Unaffiliated Company Stockholders (other than with respect to any Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such Unaffiliated Company Stockholders.
Very truly yours,

/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

Annex C
Privileged & Confidential
Execution Version
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of May 13, 2024, is entered into by and among Squarespace, Inc., a Delaware corporation (the “Company”), Anthony Casalena (“Casalena”), Anthony Casalena 2019 Family Trust (“AC 2019 Family Trust”), Anthony Casalena Revocable Trust (“AC Revocable Trust”), Casalena Foundation (the “Foundation” and, together with Casalena, AC 2019 Family Trust and AC Revocable Trust, the “Stockholders” and each, a “Stockholder”) and Spaceship Purchaser, Inc., a Delaware corporation (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Spaceship Group MergerCo, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Class A Common Stock and/or Class B Common Stock (together, and each as adjusted pursuant to Section 12, the “Common Stock”) set forth opposite the Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by the Stockholder as of the date hereof (as adjusted pursuant to Section 12, collectively, the “Owned Shares”);
WHEREAS, in connection with the Closing, the Stockholder will contribute and transfer an aggregate number of Owned Shares equal to the quotient of (i) $1,580,236,988 (the “Rollover Amount”) divided by (ii) the Per Share Price (but for the avoidance of doubt in no event more than the total number of Owned Shares) (the “Rollover Shares”), which Rollover Shares otherwise would be converted into the right to receive the Per Share Price in cash, to a limited partnership that indirectly owns 100% of the equity interests of Parent (“Topco”) on the Closing Date and immediately prior to the Effective Time (the “Exchange Time”), in exchange for a number of newly issued equity interests of Topco (of the same class and series as the equity interests to be issued by Topco to Spaceship Intermediate 1, LP (or its applicable Affiliates, and together with its Affiliates, “Sponsor”) in connection with the Closing (such equity interests, collectively, the “Sponsor Topco Interests”)), with an aggregate value (based on the same per share price paid by the Sponsor for the Sponsor Topco Interests) equal to the Rollover Amount (the “Exchange Interests”);
WHEREAS, immediately following the contribution and transfer of the Rollover Shares to Topco, Topco will contribute and transfer the Rollover Shares to Parent (the “Parent Contribution”);
WHEREAS, it is intended that for U.S. federal (and applicable state and local) income tax purposes, the contribution of Rollover Shares to Topco (which will be classified as a domestic partnership for U.S. federal income tax purposes as of the Effective Time) in exchange for Exchange Interests shall be treated for U.S. federal, and applicable state and local, income tax purposes as a contribution of property to a partnership in exchange for equity interests in such partnership in which no gain or loss is recognized under Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Parent Contribution shall be treated as an exchange in which no gain or loss is recognized under Section 351(a) of the Code;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholder has entered into an interim investors agreement with the other parties thereto, each of which will be limited partners of Topco (the “Interim Investors Agreement”); and
WHEREAS, as a condition to the willingness of the Company and Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company and Parent have required that the Stockholder, and the Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares; Proxy.
1.1 Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, the Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents, with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by the Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (as adjusted pursuant to Section 12, collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, including any amended and restated Merger Agreement or amendment to the Merger Agreement, in each case, solely to the extent that (1) the Lead Investor (as defined in the Interim Investors Agreement) is permitted to cause Parent to approve such amendment and restatement or such amendment pursuant to the terms of the Interim Investors Agreement without the Stockholder’s consent and (2) such amendment and restatement or amendment would not otherwise give rise to a right to terminate this Agreement under Section 3, (ii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4(b) of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting that is contemplated by the Merger Agreement and necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum at each such meeting. For the avoidance of doubt, except with respect to the obligations hereunder with respect to the Supported Matters and as set forth in that certain Voting and Support Agreement dated May 10, 2021, among the Stockholder, the Company and certain other stockholders of the Company, the Stockholder shall be entitled to vote the Covered Shares in its sole discretion. The Stockholder shall not take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement.
1.2 Proxy. In the event, but only in the event, that any Stockholder fails to comply with any of its obligations set forth in Section 1.1, then the Stockholder hereby irrevocably appoints, as its proxy and attorney-in-fact, any duly elected officer of Parent, and each of them individually, with full power of substitution and resubstitution, to vote the Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) in accordance with Section 1.1 at any Company Stockholder Meeting (including any postponement, recess or adjournment thereof) at which any Supported Matters are to be considered; provided, however, for the avoidance of doubt, that the Stockholder shall at all times retain the right to vote the Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in the Stockholder’s sole discretion on matters other than Supported Matters. This proxy is coupled with an interest, is (or will be, as applicable) given as an additional inducement to Parent to enter into this Agreement and the Merger Agreement and shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate. Parent may terminate or waive its rights to enforce this proxy with respect to any Stockholder at any time at its sole election by written notice provided to the applicable Stockholder. For purposes of this Section 1.2, a Stockholder will be deemed to have failed to comply with any of its obligations set forth in Section 1.1 if it has not submitted a proxy to the proxyholder appointed by the Company in connection with any Company Stockholder Meeting called to vote on any of the Supported Matters to vote consistent with such obligations by the day that is one (1) Business Day prior to the applicable Company Stockholder Meeting. Notwithstanding anything to the contrary in this Section 1.2, nothing herein shall prevent the Stockholder from making any Transfers permitted under Section 4.1 or as set forth elsewhere in this Agreement to its Affiliates, provided that such Affiliates agree to be bound by the terms of this Agreement, including this Section 1.2, with respect to the Transferred Covered Shares pursuant to a Joinder (as defined below).
2. Rollover.
2.1 Contribution and Exchange. On the terms set forth herein and subject to Section 2.2, Section 2.3, Section 2.4 and Section 2.5:
(a) The Stockholder agrees and covenants to Parent that it will, at the Exchange Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco all of the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, and each of Sponsor and Parent agrees and covenants to the Stockholder to cause Topco to exchange such Rollover Shares for the issuance by Topco to the Stockholder of, at the Exchange Time, the Exchange Interests (the “Exchange”), provided that nothing herein shall affect any Stockholder’s right to receive the Per Share Price for any Owned Shares that are not Rollover Shares. No Sponsor Topco Interests issued prior to or in connection with the Merger shall be issued at a lower price per share than the Sponsor Topco Interests issued hereunder.
(b) The Stockholder shall have the right, in its sole discretion, to designate in writing to Parent at any time prior to the Exchange Time, the specific Owned Shares held by the Stockholder that are the Rollover Shares hereunder.
(c) The Stockholder acknowledges and agrees that, from and after the consummation of the Exchange at the Exchange Time, except as set forth in Sections 2.2 or 2.3, the Stockholder shall have no right, title or interest in or to the Rollover Shares, other than the right to receive the Exchange Interests.
2.2 Conditions to Exchange. The obligations of the Stockholder, Topco and Parent to consummate the Exchange at the Exchange Time are subject to the satisfaction (or waiver by the Stockholder or such other party set forth below in writing) of the following conditions:
(a) (i) The satisfaction, or written waiver (to the extent permitted) by Parent, of all conditions to the obligations of the Buyer Parties to consummate the Merger and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted thereunder) of such conditions), (ii) the contemporaneous funding of the Equity Financing and, if applicable, the Debt Financing, at the Closing and (iii) the substantially contemporaneous consummation of the Merger at the Effective Time and (iv) the substantially contemporaneous consummation of the contribution of Rollover Shares in exchange for Exchange Interests pursuant to and in accordance with the terms and conditions (and defined terms) of the Other Support/Investment Agreements (as defined below).
(b) Solely for the benefit of Parent, the representations and warranties made by the Stockholder in Section 6.1 through Section 6.8 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to Parent.
(c) Solely for the benefit of Parent, the representations and warranties made by the Company in Section 7.1 through Section 7.4 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to Parent.
(d) Solely for the benefit of the Stockholder, the representations and warranties made by Parent in Section 8.1 through Section 8.7 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to the Stockholder;
(e) Solely for the benefit of Parent, the Stockholder shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Stockholder at or prior to the Exchange Time;
(f) Solely for the benefit of the Stockholder, the Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Company at or prior to the Exchange Time;
(g) Solely for the benefit of the Stockholder, Parent shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Exchange Time; and
(h) No law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Exchange.
2.3 Failure to Consummate the Merger. In the event that after the Exchange the Merger fails to be consummated for any reason whatsoever and the Merger Agreement is terminated in accordance with its terms, the parties hereto agree that, concurrently with such termination of the Merger Agreement, automatically and without any further action of the parties hereto, each of Sponsor and Parent shall cause Topco to assign, transfer, convey and deliver to the Stockholder the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement and applicable securities laws, and the Stockholder shall assign, transfer, convey and deliver to Topco the Exchange Interests issued to the Stockholder, free and clear of any and all Liens (including any restrictions on the right to vote, sell or otherwise dispose of the Exchange Interests) except as may exist by reason of this Agreement and applicable securities laws. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that such assignments, transfers, conveyances and deliveries have occurred and been made effective. It is intended that the consummation of the transactions described in this Section 2.3 shall constitute a rescission of the Exchange to the extent permitted under applicable law for U.S. federal and applicable state and local income tax purposes.
2.4 Tax Treatment.
(a) Each of Topco, Parent, the Sponsor and the Stockholder intends that, for U.S. federal (and applicable state and local) income tax purposes, each Exchange qualify as a contribution of property to a partnership in exchange for an equity interest in such partnership in which no gain or loss is recognized under Section 721(a) of the Code and the Parent Contribution qualify as an exchange in which no gain or loss is recognized under Section 351(a) of the Code (the “Intended Tax Treatment”). Each of the Stockholders, Parent, the Sponsor and Topco, as applicable, shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.
(b) As of the Effective Time, for U.S. federal income tax purposes, Parent shall be classified as a domestic corporation and Topco shall be classified as a domestic partnership

2.5 Structure. References to Parent in the foregoing provisions of this Section 2 shall be deemed to refer to Topco, which receives the Rollover Shares and in turn contributes them, directly or indirectly, to Parent, as the context requires based on the holding company structure of Parent and the Sponsor.
2.6 Termination. Neither Parent nor the Stockholder shall be permitted to terminate its obligations under this Section 2 without the prior written consent of the Parent, in the case of any termination by the Stockholder, or the Stockholder, in the case of any termination by Parent (it being understood that this Section 2 shall also be terminated upon any termination of this Agreement pursuant to Section 3).
3. Termination. This Agreement shall terminate automatically and without further action of the parties hereto upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) any modification, waiver or amendment to any provision of the Merger Agreement that is effected without the Stockholder’s prior written consent and that (x) reduces the Per Share Price or changes the form of consideration being offered to Company Stockholders under the Merger Agreement, imposes any non-immaterial conditions, requirements or restrictions on any Stockholder’s right to receive the cash consideration payable to the Stockholder with respect to shares of Company Common Stock owned by the Stockholder (other than the Rollover Shares) pursuant to the Merger Agreement or that materially delays the timing of any such payment after the Effective Time or (y) would require the consent of the Stockholder under the Interim Investors Agreement (the earliest such date set forth in clauses (i) through (iii), the “Termination Date”); provided, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful and Material Breach of this Agreement that may have occurred on or before such termination (it being acknowledged and agreed that, for the avoidance of doubt, that for purpose of this Agreement references in the definition of Willful and Material Breach to “this Agreement” shall refer to this Agreement and not to the Merger Agreement).
4. Certain Covenants.
4.1 Transfers. Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, except as expressly contemplated by this Agreement, the Stockholder shall not, shall cause its controlled Affiliates not to, and shall direct its other Affiliates and its and its Affiliates’ Representatives not to, directly or indirectly, (a) tender any Covered Shares into any tender or exchange offer, (b) offer, sell, transfer, assign, exchange, pledge, hypothecate, hedge, gift, loan, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting or other agreement with respect to any Covered Shares that is inconsistent with this Agreement, (d) take an action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (e) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.1 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, but subject to the final sentence of this Section 4.1, any Stockholder may transfer any or all of the Covered Shares, in accordance with applicable law, (x) to the Stockholder’s Affiliates (provided, that, prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Covered Shares or any interest in any of such Covered Shares is or may be transferred shall have executed and delivered to Parent a counterpart of this Agreement in a form reasonably acceptable to Parent pursuant to which such Affiliate shall be bound by all of the terms and provisions hereof and deliver an irrevocable proxy in the form of Section 1.2 in which case such Affiliate shall be deemed a Stockholder hereunder, the “Joinder”) or (y) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act and is in existence as of the date hereof (a “10b5-1 Plan”). From the date hereof until the Exchange Time, the Stockholder shall retain a sufficient number of Rollover Shares to effect the Exchange in accordance with Section 2.1. Notwithstanding anything to the contrary in this Agreement, except pursuant to a 10b5-1 Plan, no Transfer shall be permitted if it results in the conversion of shares of Class B Common Stock to shares of Class A Common Stock under the Charter.
4.2 Other Stockholder Arrangements. Each of the Company and Parent covenants and agrees that it will not, and will cause each of its respective Affiliates not to, amend, modify, waive or terminate any provision of any Support Agreement entered into by and between Parent and the Company, on the one hand, and any Co-Investor (as defined in the Interim Investors Agreement) other than the Stockholder, on the other hand (each, an “Other Support/Investment Agreement”), or enter into any other arrangements, agreement (including side letters) or understandings, whether written or oral, with any Co-Investor other than the Stockholder (“Side Arrangements”) without the prior written consent of the Stockholder, excluding the Interim Investors Agreement.
5. Reserved.
6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1 Due Authority. The Stockholder (if a legal entity) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite trust, corporate or other similar power and authority and has taken all trust, corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder, if applicable, is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Limitations.
6.2 No Conflict. The execution and delivery of, compliance with and performance of this Agreement by the Stockholder do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation, trust agreement or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, result in a breach of, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notification to, any Governmental Authority or any other Person is required by or with respect to the Stockholder in connection with (a) the execution and delivery of this Agreement, (b) the performance by the Stockholder of its covenants and obligations under this Agreement, or (c) the consummation by the Stockholder of the transactions contemplated hereby, except (i) as required by the rules and regulations promulgated under any applicable federal or state securities, takeover and/or “blue sky” laws, including compliance with any applicable requirements of the Exchange Act (ii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws, (iii) the applicable rules and regulations of the SEC or any applicable stock exchange or (iv) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.4 Ownership of the Owned Shares.
(a) The Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens, other than those created by this Agreement, arising under applicable securities laws. The Stockholder has the full legal right, power and authority to deliver the Rollover Shares to Parent pursuant to Section 2 of this Agreement. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, the Stockholder has not entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by the Stockholder (other than pursuant to a 10b5-1 Plan).
6.5 Absence of Litigation; Orders. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any of its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to prevent, materially delay or materially impair the ability of the Stockholder to perform its obligations under this Agreement. The Stockholder is not subject to any order of any kind or nature that would reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.6 Investment. The Exchange Interests to be acquired by the Stockholder pursuant to this Agreement will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable federal or state securities laws. The Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. The Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchange Interests. The Stockholder is able to bear the economic risk of its investment in the Exchange Interests for an indefinite period of time because the Exchange Interests have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchange Interests and has had access to such other information concerning Parent as the Stockholder has requested.
6.7 Finders Fees. No broker, investment bank, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s, investment banking or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder acting in his, her or its capacity as a stockholder of the Company.
6.8 Tax Matters. The Stockholder hereby acknowledges that neither Parent, Topco, the Sponsor nor the Company, nor any of their respective representatives or affiliates makes or has made any representation or warranty as to the tax treatment of the transactions contemplated by this Agreement. The Stockholder shall, upon reasonable request by Topco and as soon as reasonably practicable, provide Topco with the tax basis of the Rollover Shares as of the date of the Exchange and any other information reasonably requested by Topco in connection with the preparation and filing of any of its or its subsidiaries’ tax returns.
7. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder and Parent as follows:
7.1 Due Authority. The Company is a corporation duly incorporated, validly existing and in good standing pursuant to the DGCL. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee) and the Special Committee) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by or on the part of the Company or vote of holders of any class of the capital stock of the Company is necessary to authorize, approve and adopt (i) the execution of this Agreement or (ii) the performance by the Company of its covenants and obligations hereunder. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations.
7.2 No Conflict. The execution and delivery of this Agreement by the Company, and the performance by the Company of its covenants and obligations hereunder do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) violate or conflict with any provision of the organizational documents of the Company or any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
7.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notification to, any Governmental Authority or any other Person is required by or with respect to the Company in connection with (a) the execution and delivery of this Agreement, (b) the performance by the Company of its covenants and obligations under this Agreement, or (c) the consummation by the Company of the transactions contemplated hereby, except (i) as required by the rules and regulations promulgated under any applicable federal or state securities, takeover and “blue sky” laws, including compliance with any applicable requirements of the Exchange Act (ii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws, (iii) the applicable rules and regulations of the SEC or any applicable stock exchange or (iv) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
7.4 Transaction Documentation. As of the date of this Agreement, (i) the Company has provided or has caused to be provided to the Stockholder true, correct and complete copies of (a) the Other Support/Investment Agreements, and (ii) neither the Company nor its Affiliates have entered into any Side Arrangements without the prior written consent of the Stockholder.
8. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder and the Company as follows:
8.1 Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Enforceability Limitations.
8.2 No Conflict. The execution and delivery of this Agreement by Parent, and the performance by Parent of its covenants and obligations hereunder do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) violate or conflict with any provision of the organizational documents of Parent or any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by Parent of its obligations under this Agreement.
8.3 Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, or notification to any Governmental Authority or any other Person, is required by or with respect to Parent in connection with (a) the execution and delivery of this Agreement, (b) the performance of Parent of its covenants and obligations under this Agreement, or (c) the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by Parent of its obligations under this Agreement.
8.4 Absence of Litigation; Orders. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would, individually or in the aggregate, (i) reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or (ii) be material to Parent and its Subsidiaries, taken as a whole. Parent is not subject to any order of any kind or nature that would prevent or materially delay the ability of Parent to perform in all material respects its covenants and obligations pursuant to this Agreement.
8.5 Exchange Interests. The Exchange Interests, when issued to the Stockholder pursuant to the Exchange, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any liens, other than those created by the organizational documents of Topco or arising under applicable securities laws.
8.6 Transaction Documentation. As of the date of this Agreement, (i) Parent has provided or has caused to be provided to the Stockholder true, correct and complete copies of (A) the executed Merger Agreement, (B) each executed Equity Commitment Letter, (C) the executed Debt Commitment Letter, (D) each executed Fee Funding Agreement, (E) the Other Support/Investment Agreements and (F) the Interim Investors Agreement and (ii) neither Parent nor its Affiliates have entered into any Side Arrangement without the prior written consent of the Stockholder.
8.7 Capitalization of Topco and Parent.
(a) At and immediately after the Exchange Time, (x) the Exchange Interests issued pursuant to Section 2.1(a), (y) the Exchange Interests (as defined in the Other Support/Investment Agreements) issued pursuant to Section 2.1(a) of the Other Support/Investment Agreements and (z) the equity interests of Topco to be issued to (i) Sponsor at the Closing pursuant to its respective Equity Commitment Letter and (ii) Accel Leaders 3, L.P. and Accel Leaders 4, L.P. at the Closing pursuant to its respective Equity Commitment Letter shall be all of the equity interests of Topco outstanding at and immediately after the Exchange Time.
(b) Except as contemplated by the Merger Agreement, the Equity Commitment Letters or otherwise agreed to by the parties hereto, at and immediately after the Exchange Time, there shall be no (i) options, warrants, or other rights to acquire share capital of Topco or Parent, (ii) outstanding securities exchangeable for or convertible into share capital of Topco or Parent and (iii) outstanding rights to acquire or obligations to issue any such options, warrants, rights or securities other than any management incentive plan approved in accordance with the Interim Investors Agreement.
(c) Merger Sub is directly wholly owned by Parent.
(d) Parent is wholly owned by Topco.
(e) Sponsor is controlled by the Persons identified as an “Investor” on Schedule A to its Equity Commitment Letter and wholly owned by such Persons and their limited partners.
(f) Parent shall be classified as a domestic corporation and Topco shall be classified as a domestic partnership for U.S. federal income tax purposes.
(g) At the Exchange Time, the Exchange Interests to be issued under this Agreement shall have been duly and validly authorized and when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, free and clear of all liens, other than restrictions arising under applicable securities laws or the organizational documents of Topco.
(h) None of Topco, Parent or Merger Sub has engaged in any business activities or has incurred any liabilities or obligations other than with respect to their formation, their capitalization (including with respect to the potential incurrence of the Debt Financing) or as contemplated by, or in furtherance of, the Equity Commitment Letter, the Fee Funding Agreement, this Agreement, the Merger Agreement and the other documents and transactions contemplated thereby.

9. Stockholder Capacity. This Agreement is being entered into by the Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of the Stockholder or any of its Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement.
10. Non-Survival of Representations, Warranties and Covenants. Other than (a) the representations specified in Section 8.6 and 8.7 which shall survive for one year following the Effective Time and (b) the covenants and agreements specified in Sections 2.4, 11 and 12 and Sections 14 through 29, which shall survive the Effective Time in accordance with their terms, the representations, warranties and covenants contained herein shall not survive the Effective Time.
11. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Covered Shares with respect to the Merger and the transactions contemplated by the Merger Agreement. The Stockholder, its Affiliates and their respective Representatives agree not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other Proceeding, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any Proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (y) alleging a breach of any fiduciary duty of the Company Board or the Special Committee in connection with this Agreement, the Merger Agreement, the Merger or the other transactions contemplated thereby. The Stockholder and the Company agree that, with respect to the Stockholder, the Voting and Support Agreement, dated May 10, 2021, by and among the Company and the stockholders of the Company listed therein (including the Stockholder) is hereby terminated (other than with respect to any provisions thereof that purport to survive such termination, including any such provisions with respect to indemnification, which shall survive such termination) effective as of the Effective Time.
12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change prior to the Effective Time in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Rollover Shares” and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock issued in such dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, in each case prior to the Effective Time.
13. Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.
14. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand or email transmission, in each case, the intended recipient is set forth below:
if to Stockholder to:

AC 2019 Family Trust
209 Congress St, Apt 1
Brooklyn, NY 11201
Attn:	Juliet Frerking
Email:	frerking@gmail.com

AC Revocable Trust
209 Congress St, Apt 1
Brooklyn, NY 11201
Attn:	Juliet Frerking
Email:	frerking@gmail.com

Casalena Foundation
1055 Broadway Blvd, Suite 130
Kansas City, MO 64105
Attn:	Deborah L. Wilkerson and Corey Ziegler
Email:	wilkerson@growyourgiving.org, ziegler@growyourgiving.org

with a copy to (which shall not constitute notice):

Wilson Sonsini Goodrich & Rosati PC
1301 Avenue of the Americas
New York, NY 10019
Attn:	Megan Baier and Todd Cleary
Email:	mbaier@wsgr.com, TCleary@wsgr.com

if to Parent to:

Spaceship Purchaser, Inc.
c/o Permira Advisers LLC
320 Park Avenue, 23rd Floor
New York, NY 10022
Attention:	Justin Herridge
Email:	Justin.Herridge@permira.com, legal@permira.com

with a copy (which will not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attn:	Brian Mangino
Amber Banks
Mariclaire Brewer
Email:	Brian.Mangino@lw.com
Amber.Banks@lw.com
Mariclaire.Brewer@lw.com

and

Morris, Nichols, Arsht & Tunnell LLP
1201 North Market Street
P.O. Box 1347
Wilmington, DE 19899-1347
Attn:	Melissa DiVincenzo
Email:	mdivincenzo@morrisnichols.com

if to the Company (prior to the Effective Time) to:

Squarespace, Inc.
225 Varick Street, 12th Floor
New York, New York 10014
Attn:	Courtenay O’Connor
Email:	coconnor@squarespace.com

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attn:	Allison R. Schneirov
Christopher M. Barlow
Daniel L. Luks
Email:	allison.schneirov@skadden.com
christopher.barlow@skadden.com
daniel.luks@skadden.com

and

Richards, Layton & Finger, P.A.
920 N. King Street
Wilmington, Delaware 19801
Attn:	Srini S. Raju
Nathaniel J. Stuhlmiller
Email:	raju@rlf.com
stuhlmiller@rlf.com
15. Interpretation. Where a reference in this Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a law shall include any rules and regulations promulgated thereunder, in the case of such law or regulation as from time to time amended, modified or supplemented. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee).
16. Entire Agreement. This Agreement and the documents and instruments and other agreements entered into in connection herewith by any of the parties hereto and the Merger Agreement collectively constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

17. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
18. Governing Law; Waiver of Jury Trial. This Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Delaware. Any and all claims, controversies and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort or statute, shall be governed by the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws or other rules that would result in the application of the laws or statutes of limitations of a different jurisdiction. Each of the parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding arising out of or relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 14 or in such other manner as may be permitted by applicable law, but nothing in this Section 18 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of or relates to this Agreement; (iii) irrevocably and unconditionally agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising out of or relating to this Agreement will be brought, tried and determined only in the Chosen Courts; (v) irrevocably and unconditionally waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding arising out of or relating to this Agreement in any court other than the Chosen Courts. Each of the parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.
19. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a)) may be assigned, delegated or transferred, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. For the avoidance of doubt, the parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof and without bond or other security being required, (b) if any party hereto is seeking injunctive relief, specific performance or other equitable relief pursuant hereto, the other parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement. Notwithstanding the foregoing, nothing herein shall in any way limit a party’s right to pursue a claim for monetary damages arising out of a breach of this Agreement.
21. Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability to any Stockholder, Parent or the Company for any obligations or liabilities of any party under this Agreement or for any Legal Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.
22. Severability. In the event that any term, provision, covenant or restriction of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction or other Governmental Authority to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
23. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
24. Amendment; Waiver. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25. No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
26. Special Committee Approval. Notwithstanding any provision to the contrary, prior to the Effective Time, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. Prior to the Effective Time, the Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholder.

27. No Agreement until Executed. This Agreement shall not be effective unless and until (i) the Company Board and the Special Committee have approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the DGCL, the Charter, the Bylaws or any similar organization document of the Company, the Merger Agreement, the Support Agreements and the transactions contemplated by the Merger Agreement, including the Merger, (ii) the Merger Agreement is executed by all parties thereto and (iii) this Agreement is executed and delivered by all parties hereto.
28. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Shares following the consummation of the Exchange at the Exchange Time, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder.
29. No Other Representations and Warranties. The Company, Parent and the Stockholder acknowledge and agree that, except for the representations and warranties expressly set forth in Section 6, Section 7 and Section 8 of this Agreement, none of the Company, Parent or the Stockholder makes, has made, or shall be deemed to have made, any representation or warranty in connection with this Agreement. The Company, Parent and the Stockholder acknowledge and agree that each is not entering into this Agreement in reliance on any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Section 6, Section 7 or Section 8, as applicable.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
ANTHONY CASALENA

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:

ANTHONY CASALENA 2019 FAMILY TRUST

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:	Trustee

By:	/s/ Juliet Frerking
Name:	Julie Frerking
Title:	Trustee

ANTHONY CASALENA REVOCABLE TRUST

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:	Trustee

CASALENA FOUNDATION

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:	President
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SPACESHIP PURCHASER, INC.

By:	/s/ Peter Flynn
Name:	Peter Flynn
Title:	Chief Executive Officer and President
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SQUARESPACE, INC.

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:	Chief Executive Officer
[Signature Page to Support Agreement]

Exhibit A

Owned Shares1
Stockholder	Class A Common Stock	Class B Common Stock	Owned Shares
AC 2019 Family Trust	387,500	2,050,838	2,438,338
AC Revocable Trust	2,598,389	40,835,572	43,433,961
Foundation	N/A	4,239,674	4,239,674
TOTAL	2,985,889	47,126,084	50,111,973
[1]	Subject to minor fluctuation or variations that will not change or affect the aggregate rollover value of the AC Entities.

Annex D
Privileged & Confidential
Execution Version
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of May 13, 2024, is entered into by and among Squarespace, Inc., a Delaware corporation (the “Company”), General Atlantic (SQRS II), L.P. (the “Stockholder”) and Spaceship Purchaser, Inc., a Delaware corporation (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Spaceship Group MergerCo, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Class A Common Stock and/or Class B Common Stock (together, and each as adjusted pursuant to Section 12, the “Common Stock”) set forth opposite the Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by the Stockholder as of the date hereof (as adjusted pursuant to Section 12, collectively, the “Owned Shares”);
WHEREAS, in connection with the Closing, the Stockholder will contribute and transfer an aggregate number of Owned Shares equal to the quotient of (i) $400,000,000.00 (the “Rollover Amount”) divided by (ii) the Per Share Price (but for the avoidance of doubt in no event more than the total number of Owned Shares) (the “Rollover Shares”), which Rollover Shares otherwise would be converted into the right to receive the Per Share Price in cash, to a limited partnership that indirectly owns 100% of the equity interests of Parent (“Topco”) on the Closing Date and immediately prior to the Effective Time (the “Exchange Time”), in exchange for a number of newly issued equity interests of Topco (of the same class and series as the equity interests to be issued by Topco to Spaceship Intermediate 1, LP (or its applicable Affiliates, and together with its Affiliates, “Sponsor”) in connection with the Closing (such equity interests, collectively, the “Sponsor Topco Interests”)), with an aggregate value (based on the same per share price paid by the Sponsor for the Sponsor Topco Interests) equal to the Rollover Amount (the “Exchange Interests”);
WHEREAS, immediately following the contribution and transfer of the Rollover Shares to Topco, Topco will contribute and transfer the Rollover Shares to Parent (the “Parent Contribution”);
WHEREAS, it is intended that for U.S. federal (and applicable state and local) income tax purposes, the contribution of Rollover Shares to Topco (which will be classified as a domestic partnership for U.S. federal income tax purposes as of the Effective Time) in exchange for Exchange Interests shall be treated for U.S. federal, and applicable state and local, income tax purposes as a contribution of property to a partnership in exchange for equity interests in such partnership in which no gain or loss is recognized under Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Parent Contribution shall be treated as an exchange in which no gain or loss is recognized under Section 351(a) of the Code;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholder has entered into an interim investors agreement with the other parties thereto, each of which will be limited partners of Topco (the “Interim Investors Agreement”); and
WHEREAS, as a condition to the willingness of the Company and Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company and Parent have required that the Stockholder, and the Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares; Proxy.
1.1 Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, the Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents, with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by the Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (as adjusted pursuant to Section 12, collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, including any amended and restated Merger Agreement or amendment to the Merger Agreement, in each case, solely to the extent that (1) the Lead Investor (as defined in the Interim Investors Agreement) is permitted to cause Parent to approve such amendment and restatement or such amendment pursuant to the terms of the Interim Investors Agreement without the Stockholder’s consent and (2) such amendment and restatement or amendment would not otherwise give rise to a right to terminate this Agreement under Section 3, (ii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4(b) of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting that is contemplated by the Merger Agreement and necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum at each such meeting. For the avoidance of doubt, except with respect to the obligations hereunder with respect to the Supported Matters, the Stockholder shall be entitled to vote the Covered Shares in its sole discretion. The Stockholder shall not take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement.
1.2 Proxy. In the event, but only in the event, that any Stockholder fails to comply with any of its obligations set forth in Section 1.1, then the Stockholder hereby irrevocably appoints, as its proxy and attorney-in-fact, any duly elected officer of Parent, and each of them individually, with full power of substitution and resubstitution, to vote the Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) in accordance with Section 1.1 at any Company Stockholder Meeting (including any postponement, recess or adjournment thereof) at which any Supported Matters are to be considered; provided, however, for the avoidance of doubt, that the Stockholder shall at all times retain the right to vote the Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in the Stockholder’s sole discretion on matters other than Supported Matters. This proxy is coupled with an interest, is (or will be, as applicable) given as an additional inducement to Parent to enter into this Agreement and the Merger Agreement and shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate. Parent may terminate or waive its rights to enforce this proxy with respect to any Stockholder at any time at its sole election by written notice provided to the applicable Stockholder. For purposes of this Section 1.2, a Stockholder will be deemed to have failed to comply with any of its obligations set forth in Section 1.1 if it has not submitted a proxy to the proxyholder appointed by the Company in connection with any Company Stockholder Meeting called to vote on any of the Supported Matters to vote consistent with such obligations by the day that is one (1) Business Day prior to the applicable Company Stockholder Meeting. Notwithstanding anything to the contrary in this Section 1.2, nothing herein shall prevent the Stockholder from making any Transfers permitted under Section 4.1 or as set forth elsewhere in this Agreement to its Affiliates, provided that such Affiliates agree to be bound by the terms of this Agreement, including this Section 1.2, with respect to the Transferred Covered Shares pursuant to a Joinder (as defined below).
2. Rollover.
2.1 Contribution and Exchange. On the terms set forth herein and subject to Section 2.2, Section 2.3, Section 2.4 and Section 2.5:
(a) The Stockholder agrees and covenants to Parent that it will, at the Exchange Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco all of the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, and each of Sponsor and Parent agrees and covenants to the Stockholder to cause Topco to exchange such Rollover Shares for the issuance by Topco to the Stockholder of, at the Exchange Time, the Exchange Interests (the “Exchange”), provided that nothing herein shall affect any Stockholder’s right to receive the Per Share Price for any Owned Shares that are not Rollover Shares. No Sponsor Topco Interests issued prior to or in connection with the Merger shall be issued at a lower price per share than the Sponsor Topco Interests issued hereunder.
(b) The Stockholder shall have the right, in its sole discretion, to designate in writing to Parent at any time prior to the Exchange Time, the specific Owned Shares held by the Stockholder that are the Rollover Shares hereunder.
(c) The Stockholder acknowledges and agrees that, from and after the consummation of the Exchange at the Exchange Time, except as set forth in Sections 2.2 or 2.3, the Stockholder shall have no right, title or interest in or to the Rollover Shares, other than the right to receive the Exchange Interests.
(d) Notwithstanding anything to the contrary set forth herein or in the Interim Investors Agreement, the Stockholder may elect prior to Closing by written notice to the other Investors (as defined in the Interim Investors Agreement) that it elects to replace all or a portion of its Rollover Shares with an equity investment indirectly in Parent on the same terms as the Investors providing an Equity Commitment (as defined in the Interim Investors Agreements), in which case the parties shall enter into documentation (including amendments to this Agreement and the Interim Investors Agreement and entry into an equity commitment letter) to effect the foregoing prior to Closing.
2.2 Conditions to Exchange. The obligations of the Stockholder, Topco and Parent to consummate the Exchange at the Exchange Time are subject to the satisfaction (or waiver by the Stockholder or such other party set forth below in writing) of the following conditions:
(a) (i) The satisfaction, or written waiver (to the extent permitted) by Parent, of all conditions to the obligations of the Buyer Parties to consummate the Merger and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted thereunder) of such conditions), (ii) the contemporaneous funding of the Equity Financing and, if applicable, the Debt Financing, at the Closing and (iii) the substantially contemporaneous consummation of the Merger at the Effective Time and (iv) the substantially contemporaneous consummation of the contribution of Rollover Shares in exchange for Exchange Interests pursuant to and in accordance with the terms and conditions (and defined terms) of the Other Support/Investment Agreements (as defined below).
(b) Solely for the benefit of Parent, the representations and warranties made by the Stockholder in Section 6.1 through Section 6.8 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to Parent.
(c) Solely for the benefit of Parent, the representations and warranties made by the Company in Section 7.1 through Section 7.4 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to Parent.
(d) Solely for the benefit of the Stockholder, the representations and warranties made by Parent in Section 8.1 through Section 8.7 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to the Stockholder;
(e) Solely for the benefit of Parent, the Stockholder shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Stockholder at or prior to the Exchange Time;
(f) Solely for the benefit of the Stockholder, the Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Company at or prior to the Exchange Time;
(g) Solely for the benefit of the Stockholder, Parent shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Exchange Time; and
(h) No law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Exchange.
2.3 Failure to Consummate the Merger. In the event that after the Exchange the Merger fails to be consummated for any reason whatsoever and the Merger Agreement is terminated in accordance with its terms, the parties hereto agree that, concurrently with such termination of the Merger Agreement, automatically and without any further action of the parties hereto, each of Sponsor and Parent shall cause Topco to assign, transfer, convey and deliver to the Stockholder the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement and applicable securities laws, and the Stockholder shall assign, transfer, convey and deliver to Topco the Exchange Interests issued to the Stockholder, free and clear of any and all Liens (including any restrictions on the right to vote, sell or otherwise dispose of the Exchange Interests) except as may exist by reason of this Agreement and applicable securities laws. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that such assignments, transfers, conveyances and deliveries have occurred and been made effective. It is intended that the consummation of the transactions described in this Section 2.3 shall constitute a rescission of the Exchange to the extent permitted under applicable law for U.S. federal and applicable state and local income tax purposes.
2.4 Tax Treatment.
(a) Each of Topco, Parent, the Sponsor and the Stockholder intends that, for U.S. federal (and applicable state and local) income tax purposes, each Exchange qualify as a contribution of property to a partnership in exchange for an equity interest in such partnership in which no gain or loss is recognized under Section 721(a) of the Code and the Parent Contribution qualify as an exchange in which no gain or loss is recognized under Section 351(a) of the Code (the “Intended Tax Treatment”). Each of the Stockholders, Parent, the Sponsor and Topco, as applicable, shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.
(b) As of the Effective Time, for U.S. federal income tax purposes, Parent shall be classified as a domestic corporation and Topco shall be classified as a domestic partnership
2.5 Structure. References to Parent in the foregoing provisions of this Section 2 shall be deemed to refer to Topco, which receives the Rollover Shares and in turn contributes them, directly or indirectly, to Parent, as the context requires based on the holding company structure of Parent and the Sponsor.
2.6 Termination. Neither Parent nor the Stockholder shall be permitted to terminate its obligations under this Section 2 without the prior written consent of the Parent, in the case of any termination by the Stockholder, or the Stockholder, in the case of any termination by Parent (it being understood that this Section 2 shall also be terminated upon any termination of this Agreement pursuant to Section 3).
3. Termination. This Agreement shall terminate automatically and without further action of the parties hereto upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) any modification, waiver or amendment to any provision of the Merger Agreement that is effected without the Stockholder’s prior written consent and that (x) reduces the Per Share Price or changes the form of consideration being offered to Company Stockholders under the Merger Agreement, imposes any non-immaterial conditions, requirements or restrictions on any Stockholder’s right to receive the cash consideration payable to the Stockholder with respect to shares of Company Common Stock owned by the Stockholder (other than the Rollover Shares) pursuant to the Merger Agreement or that materially delays the timing of any such payment after the Effective Time or (y) would require the consent of the Stockholder under the Interim Investors Agreement (the earliest such date set forth in clauses (i) through (iii), the “Termination Date”); provided, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful and Material Breach of this Agreement that may have occurred on or before such termination (it being acknowledged and agreed that, for the avoidance of doubt, that for purpose of this Agreement references in the definition of Willful and Material Breach to “this Agreement” shall refer to this Agreement and not to the Merger Agreement).
4. Certain Covenants.
4.1 Transfers. Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, except as expressly contemplated by this Agreement, the Stockholder shall not, shall cause its controlled Affiliates not to, and shall direct its other Affiliates and its and its Affiliates’ Representatives not to, directly or indirectly, (a) tender any Covered Shares into any tender or exchange offer, (b) offer, sell, transfer, assign, exchange, pledge, hypothecate, hedge, gift, loan, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting or other agreement with respect to any Covered Shares that is inconsistent with this Agreement, (d) take an action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (e) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.1 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, but subject to the final sentence of this Section 4.1, any Stockholder may transfer any or all of the Covered Shares, in accordance with applicable law, (x) to the Stockholder’s Affiliates (provided, that, prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Covered Shares or any interest in any of such Covered Shares is or may be transferred shall have executed and delivered to Parent a counterpart of this Agreement in a form reasonably acceptable to Parent pursuant to which such Affiliate shall be bound by all of the terms and provisions hereof and deliver an irrevocable proxy in the form of Section 1.2 in which case such Affiliate shall be deemed a Stockholder hereunder, the “Joinder”). From the date hereof until the

Exchange Time, the Stockholder shall retain a sufficient number of Rollover Shares to effect the Exchange in accordance with Section 2.1. Notwithstanding anything to the contrary in this Agreement, no Transfer shall be permitted if it results in the conversion of shares of Class B Common Stock to shares of Class A Common Stock under the Charter.
4.2 Other Stockholder Arrangements. Each of the Company and Parent covenants and agrees that it will not, and will cause each of its respective Affiliates not to, amend, modify, waive or terminate any provision of any Support Agreement entered into by and between Parent and the Company, on the one hand, and any Co-Investor (as defined in the Interim Investors Agreement) other than the Stockholder, on the other hand (each, an “Other Support/Investment Agreement”), or enter into any other arrangements, agreement (including side letters) or understandings, whether written or oral, with any Co-Investor other than the Stockholder (“Side Arrangements”) without the prior written consent of the Stockholder, excluding the Interim Investors Agreement.
5. Reserved.
6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1 Due Authority. The Stockholder (if a legal entity) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite trust, corporate or other similar power and authority and has taken all trust, corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder, if applicable, is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Limitations.
6.2 No Conflict. The execution and delivery of, compliance with and performance of this Agreement by the Stockholder do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation, trust agreement or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, result in a breach of, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notification to, any Governmental Authority or any other Person is required by or with respect to the Stockholder in connection with (a) the execution and delivery of this Agreement, (b) the performance by the Stockholder of its covenants and obligations under this Agreement, or (c) the consummation by the Stockholder of the transactions contemplated hereby, except (i) as required by the rules and regulations promulgated under any applicable federal or state securities, takeover and/or “blue sky” laws, including compliance with any applicable requirements of the Exchange Act (ii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws, (iii) the applicable rules and regulations of the SEC or any applicable stock exchange or (iv) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

6.4 Ownership of the Owned Shares.
(a) The Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens, other than those created by this Agreement, arising under applicable securities laws or that will be fully discharged and released prior to the Exchange Time. The Stockholder has the full legal right, power and authority to deliver the Rollover Shares to Parent pursuant to Section 2 of this Agreement. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, the Stockholder has not entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by the Stockholder.
6.5 Absence of Litigation; Orders. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any of its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to prevent, materially delay or materially impair the ability of the Stockholder to perform its obligations under this Agreement. The Stockholder is not subject to any order of any kind or nature that would reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.6 Investment. The Exchange Interests to be acquired by the Stockholder pursuant to this Agreement will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable federal or state securities laws. The Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. The Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchange Interests. The Stockholder is able to bear the economic risk of its investment in the Exchange Interests for an indefinite period of time because the Exchange Interests have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchange Interests and has had access to such other information concerning Parent as the Stockholder has requested.
6.7 Finders Fees. No broker, investment bank, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s, investment banking or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder acting in his, her or its capacity as a stockholder of the Company.
6.8 Tax Matters. The Stockholder hereby acknowledges that neither Parent, Topco, the Sponsor nor the Company, nor any of their respective representatives or affiliates makes or has made any representation or warranty as to the tax treatment of the transactions contemplated by this Agreement. The Stockholder shall, upon reasonable request by Topco and as soon as reasonably practicable, provide Topco with the tax basis of the Rollover Shares as of the date of the Exchange and any other information reasonably requested by Topco in connection with the preparation and filing of any of its or its subsidiaries’ tax returns.
7. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder and Parent as follows:
7.1 Due Authority. The Company is a corporation duly incorporated, validly existing and in good standing pursuant to the DGCL. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee) and the Special Committee) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by or on the part of the Company or vote of holders of any class of the capital stock of the Company is necessary to authorize, approve and adopt (i) the execution of this Agreement or (ii) the performance by the Company of its covenants and obligations hereunder. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations.
7.2 No Conflict. The execution and delivery of this Agreement by the Company, and the performance by the Company of its covenants and obligations hereunder do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) violate or conflict with any provision of the organizational documents of the Company or any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
7.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notification to, any Governmental Authority or any other Person is required by or with respect to the Company in connection with (a) the execution and delivery of this Agreement, (b) the performance by the Company of its covenants and obligations under this Agreement, or (c) the consummation by the Company of the transactions contemplated hereby, except (i) as required by the rules and regulations promulgated under any applicable federal or state securities, takeover and “blue sky” laws, including compliance with any applicable requirements of the Exchange Act (ii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws, (iii) the applicable rules and regulations of the SEC or any applicable stock exchange or (iv) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
7.4 Transaction Documentation. As of the date of this Agreement, (i) the Company has provided or has caused to be provided to the Stockholder true, correct and complete copies of (a) the Other Support/Investment Agreements, and (ii) neither the Company nor its Affiliates have entered into any Side Arrangements without the prior written consent of the Stockholder.
8. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder and the Company as follows:
8.1 Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Enforceability Limitations.
8.2 No Conflict. The execution and delivery of this Agreement by Parent, and the performance by Parent of its covenants and obligations hereunder do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) violate or conflict with any provision of the organizational documents of Parent or any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by Parent of its obligations under this Agreement.
8.3 Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, or notification to any Governmental Authority or any other Person, is required by or with respect to Parent in connection with (a) the execution and delivery of this Agreement, (b) the performance of Parent of its covenants and obligations under this Agreement, or (c) the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by Parent of its obligations under this Agreement.
8.4 Absence of Litigation; Orders. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would, individually or in the aggregate, (i) reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or (ii) be material to Parent and its Subsidiaries, taken as a whole. Parent is not subject to any order of any kind or nature that would prevent or materially delay the ability of Parent to perform in all material respects its covenants and obligations pursuant to this Agreement.
8.5 Exchange Interests. The Exchange Interests, when issued to the Stockholder pursuant to the Exchange, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any liens, other than those created by the organizational documents of Topco or arising under applicable securities laws.
8.6 Transaction Documentation. As of the date of this Agreement, (i) Parent has provided or has caused to be provided to the Stockholder true, correct and complete copies of (A) the executed Merger Agreement, (B) each executed Equity Commitment Letter, (C) the executed Debt Commitment Letter, (D) each executed Fee Funding Agreement, (E) the Other Support/Investment Agreements and (F) the Interim Investors Agreement and (ii) neither Parent nor its Affiliates have entered into any Side Arrangement without the prior written consent of the Stockholder.
8.7 Capitalization of Topco and Parent.
(a) At and immediately after the Exchange Time, (x) the Exchange Interests issued pursuant to Section 2.1(a), (y) the Exchange Interests (as defined in the Other Support/Investment Agreements) issued pursuant to Section 2.1(a) of the Other Support/Investment Agreements and (z) the equity interests of Topco to be issued to (i) Sponsor at the Closing pursuant to its respective Equity Commitment Letter and (ii) Accel Leaders 3, L.P. and Accel Leaders 4, L.P. at the Closing pursuant to its respective Equity Commitment Letter shall be all of the equity interests of Topco outstanding at and immediately after the Exchange Time.
(b) Except as contemplated by the Merger Agreement, the Equity Commitment Letters or otherwise agreed to by the parties hereto, at and immediately after the Exchange Time, there shall be no (i) options, warrants, or other rights to acquire share capital of Topco or Parent, (ii) outstanding securities exchangeable for or convertible into share capital of Topco or Parent and (iii) outstanding rights to acquire or obligations to issue any such options, warrants, rights or securities other than any management incentive plan approved in accordance with the Interim Investors Agreement.
(c) Merger Sub is directly wholly owned by Parent.
(d) Parent is wholly owned by Topco.
(e) Sponsor is controlled by the Persons identified as an “Investor” on Schedule A to its Equity Commitment Letter and wholly owned by such Persons and their limited partners.
(f) Parent shall be classified as a domestic corporation and Topco shall be classified as a domestic partnership for U.S. federal income tax purposes.

(g) At the Exchange Time, the Exchange Interests to be issued under this Agreement shall have been duly and validly authorized and when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, free and clear of all liens, other than restrictions arising under applicable securities laws or the organizational documents of Topco.
(h) None of Topco, Parent or Merger Sub has engaged in any business activities or has incurred any liabilities or obligations other than with respect to their formation, their capitalization (including with respect to the potential incurrence of the Debt Financing) or as contemplated by, or in furtherance of, the Equity Commitment Letter, the Fee Funding Agreement, this Agreement, the Merger Agreement and the other documents and transactions contemplated thereby.
9. Stockholder Capacity. This Agreement is being entered into by the Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of the Stockholder or any of its Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement.
10. Non-Survival of Representations, Warranties and Covenants. Other than (a) the representations specified in Section 8.6 and 8.7 which shall survive for one year following the Effective Time and (b) the covenants and agreements specified in Sections 2.4, 11 and 12 and Sections 14 through 29, which shall survive the Effective Time in accordance with their terms, the representations, warranties and covenants contained herein shall not survive the Effective Time.
11. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Covered Shares with respect to the Merger and the transactions contemplated by the Merger Agreement. The Stockholder, its Affiliates and their respective Representatives agree not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other Proceeding, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any Proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (y) alleging a breach of any fiduciary duty of the Company Board or the Special Committee in connection with this Agreement, the Merger Agreement, the Merger or the other transactions contemplated thereby. The Stockholder and the Company agree that, with respect to the Stockholder, the Voting and Support Agreement, dated May 10, 2021, by and among the Company and the stockholders of the Company listed therein (including the Stockholder) is hereby terminated (other than with respect to any provisions thereof that purport to survive such termination, including any such provisions with respect to indemnification, which shall survive such termination) effective as of the Effective Time.
12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change prior to the Effective Time in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Rollover Shares” and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock issued in such dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, in each case prior to the Effective Time.
13. Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

14. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand or email transmission, in each case, the intended recipient is set forth below:
if to Stockholder to:

General Atlantic Service Company, LLC
55 East 52nd Street, 32nd Floor
New York, NY 10055
Attn:	Gordon Cruess
Email:	gcruess@generalatalantic.com

with a copy to (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attn:	Matthew Abbott
Ellen N. Ching
Email:	mabbott@paulweiss.com
eching@paulweiss.com

if to Parent to:

c/o Permira Advisers LLC
320 Park Avenue, 23rd Floor
New York, NY 10022
Attn:	Justin Herridge
Email:	Justin.Herridge@permira.com
legal@permira.com

with a copy (which will not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attn:	Brian Mangino
Amber Banks
Mariclaire Brewer
Email:	Brian.Mangino@lw.com
Amber.Banks@lw.com
Mariclaire.Brewer@lw.com

and

Morris, Nichols, Arsht & Tunnell LLP
1201 North Market Street
P.O. Box 1347
Wilmington, DE 19899-1347
Attn:	Melissa DiVincenzo
Email:	mdivincenzo@morrisnichols.com

if to the Company (prior to the Effective Time) to:

Squarespace, Inc.
25 Varick Street, 12th Floor
New York, New York 10001
Attn:	Courtenay O’Connor
Email:	coconnor@squarespace.com

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attn:	Allison R. Schneirov
Christopher M. Barlow
Daniel L. Luks
Email:	allison.schneirov@skadden.com
christopher.barlow@skadden.com
daniel.luks@skadden.com

and

Richards, Layton & Finger, P.A.
920 N. King Street
Wilmington, Delaware 19801
Attn:	Srini S. Raju
Nathaniel J. Stuhlmiller
Email:	raju@rlf.com
stuhlmiller@rlf.com
15. Interpretation. Where a reference in this Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a law shall include any rules and regulations promulgated thereunder, in the case of such law or regulation as from time to time amended, modified or supplemented. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee).
16. Entire Agreement. This Agreement and the documents and instruments and other agreements entered into in connection herewith by any of the parties hereto and the Merger Agreement collectively constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
17. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

18. Governing Law; Waiver of Jury Trial. This Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Delaware. Any and all claims, controversies and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort or statute, shall be governed by the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws or other rules that would result in the application of the laws or statutes of limitations of a different jurisdiction. Each of the parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding arising out of or relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 14 or in such other manner as may be permitted by applicable law, but nothing in this Section 18 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of or relates to this Agreement; (iii) irrevocably and unconditionally agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising out of or relating to this Agreement will be brought, tried and determined only in the Chosen Courts; (v) irrevocably and unconditionally waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding arising out of or relating to this Agreement in any court other than the Chosen Courts. Each of the parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.
19. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a)) may be assigned, delegated or transferred, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. For the avoidance of doubt, the parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof and without bond or other security being required, (b) if any party hereto is seeking injunctive relief, specific performance or other equitable relief pursuant hereto, the other parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement. Notwithstanding the foregoing, nothing herein shall in any way limit a party’s right to pursue a claim for monetary damages arising out of a breach of this Agreement.

21. Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability to any Stockholder, Parent or the Company for any obligations or liabilities of any party under this Agreement or for any Legal Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.
22. Severability. In the event that any term, provision, covenant or restriction of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction or other Governmental Authority to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
23. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
24. Amendment; Waiver. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25. No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
26. Special Committee Approval. Notwithstanding any provision to the contrary, prior to the Effective Time, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. Prior to the Effective Time, the Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholder.
27. No Agreement until Executed. This Agreement shall not be effective unless and until (i) the Company Board and the Special Committee have approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the DGCL, the Charter, the Bylaws or any similar organization document of the Company, the Merger Agreement, the Support Agreements and the transactions contemplated by the Merger Agreement, including the Merger, (ii) the Merger Agreement is executed by all parties thereto and (iii) this Agreement is executed and delivered by all parties hereto.

28. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Shares following the consummation of the Exchange at the Exchange Time, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder.
29. No Other Representations and Warranties. The Company, Parent and the Stockholder acknowledge and agree that, except for the representations and warranties expressly set forth in Section 6, Section 7 and Section 8 of this Agreement, none of the Company, Parent or the Stockholder makes, has made, or shall be deemed to have made, any representation or warranty in connection with this Agreement. The Company, Parent and the Stockholder acknowledge and agree that each is not entering into this Agreement in reliance on any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Section 6, Section 7 or Section 8, as applicable.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
GENERAL ATLANTIC (SQRS II), L.P.

BY:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner
BY:	GENERAL ATLANTIC, L.P., its sole member

By:	/s/ Gordon Cruess
Name:	Gordon Cruess
Title:	Managing Director
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SPACESHIP PURCHASER, INC.

By:	/s/ Peter Flynn
Name:	Peter Flynn
Title:	Chief Executive Officer and President
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SQUARESPACE, INC.

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:	Chief Executive Officer
[Signature Page to Support Agreement]

Exhibit A

Owned Shares
Stockholder	Class A Common Stock	Class B Common Stock	Owned Shares
General Atlantic (SQRS II), L.P.	10,611,073	4,958,345	15,569,418

Annex E
Privileged & Confidential
Execution Version
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of May 13, 2024, is entered into by and among Squarespace, Inc., a Delaware corporation (the “Company”), (i) Leaders 3 L.P., for itself and as nominee for Accel Leaders 3 L.P., Accel Leaders 3 Entrepreneurs L.P. and Accel Leaders 3 Investors (2020) L.P., and (ii) Accel Growth Fund L.P., Accel Growth Fund Strategic Partners L.P. and Accel Growth Fund Investors 2010 L.L.C. (clauses (i) and (ii), collectively, the “Stockholders” and each, the “Stockholder”) and Spaceship Purchaser, Inc., a Delaware corporation (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Spaceship Group MergerCo, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Class A Common Stock and/or Class B Common Stock (together, and each as adjusted pursuant to Section 12, the “Common Stock”) set forth opposite the Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by the Stockholder as of the date hereof (as adjusted pursuant to Section 12, collectively, the “Owned Shares”);
WHEREAS, in connection with the Closing, the Stockholder will contribute and transfer an aggregate number of Owned Shares equal to the quotient of (i) $25,723,324.00 (the “Rollover Amount”) divided by (ii) the Per Share Price (but for the avoidance of doubt in no event more than the total number of Owned Shares) (the “Rollover Shares”), which Rollover Shares otherwise would be converted into the right to receive the Per Share Price in cash, to a limited partnership that indirectly owns 100% of the equity interests of Parent (“Topco”) on the Closing Date and immediately prior to the Effective Time (the “Exchange Time”), in exchange for a number of newly issued equity interests of Topco (of the same class and series as the equity interests to be issued by Topco to Spaceship Intermediate 1, LP (or its applicable Affiliates, and together with its Affiliates, “Sponsor”) in connection with the Closing (such equity interests, collectively, the “Sponsor Topco Interests”)), with an aggregate value (based on the same per share price paid by the Sponsor for the Sponsor Topco Interests) equal to the Rollover Amount (the “Exchange Interests”);
WHEREAS, immediately following the contribution and transfer of the Rollover Shares to Topco, Topco will contribute and transfer the Rollover Shares to Parent (the “Parent Contribution”);
WHEREAS, it is intended that for U.S. federal (and applicable state and local) income tax purposes, the contribution of Rollover Shares to Topco (which will be classified as a domestic partnership for U.S. federal income tax purposes as of the Effective Time) in exchange for Exchange Interests shall be treated for U.S. federal, and applicable state and local, income tax purposes as a contribution of property to a partnership in exchange for equity interests in such partnership in which no gain or loss is recognized under Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Parent Contribution shall be treated as an exchange in which no gain or loss is recognized under Section 351(a) of the Code;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholder has entered into an interim investors agreement with the other parties thereto, each of which will be limited partners of Topco (the “Interim Investors Agreement”); and
WHEREAS, as a condition to the willingness of the Company and Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company and Parent have required that the Stockholder, and the Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares; Proxy.
1.1 Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, the Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents, with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by the Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (as adjusted pursuant to Section 12, collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, including any amended and restated Merger Agreement or amendment to the Merger Agreement, in each case, solely to the extent that (1) the Lead Investor (as defined in the Interim Investors Agreement) is permitted to cause Parent to approve such amendment and restatement or such amendment pursuant to the terms of the Interim Investors Agreement without the Stockholder’s consent and (2) such amendment and restatement or amendment would not otherwise give rise to a right to terminate this Agreement under Section 3, (ii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4(b) of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting that is contemplated by the Merger Agreement and necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum at each such meeting. For the avoidance of doubt, except with respect to the obligations hereunder with respect to the Supported Matters, the Stockholder shall be entitled to vote the Covered Shares in its sole discretion. The Stockholder shall not take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement.
1.2 Proxy. In the event, but only in the event, that any Stockholder fails to comply with any of its obligations set forth in Section 1.1, then the Stockholder hereby irrevocably appoints, as its proxy and attorney-in-fact, any duly elected officer of Parent, and each of them individually, with full power of substitution and resubstitution, to vote the Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) in accordance with Section 1.1 at any Company Stockholder Meeting (including any postponement, recess or adjournment thereof) at which any Supported Matters are to be considered; provided, however, for the avoidance of doubt, that the Stockholder shall at all times retain the right to vote the Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in the Stockholder’s sole discretion on matters other than Supported Matters. This proxy is coupled with an interest, is (or will be, as applicable) given as an additional inducement to Parent to enter into this Agreement and the Merger Agreement and shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate. Parent may terminate or waive its rights to enforce this proxy with respect to any Stockholder at any time at its sole election by written notice provided to the applicable Stockholder. For purposes of this Section 1.2, a Stockholder will be deemed to have failed to comply with any of its obligations set forth in Section 1.1 if it has not submitted a proxy to the proxyholder appointed by the Company in connection with any Company Stockholder Meeting called to vote on any of the Supported Matters to vote consistent with such obligations by the day that is one (1) Business Day prior to the applicable Company Stockholder Meeting. Notwithstanding anything to the contrary in this Section 1.2, nothing herein shall prevent the Stockholder from making any Transfers permitted under Section 4.1 or as set forth elsewhere in this Agreement to its Affiliates, provided that such Affiliates agree to be bound by the terms of this Agreement, including this Section 1.2, with respect to the Transferred Covered Shares pursuant to a Joinder (as defined below).
2. Rollover.
2.1 Contribution and Exchange. On the terms set forth herein and subject to Section 2.2, Section 2.3, Section 2.4 and Section 2.5:
(a) The Stockholder agrees and covenants to Parent that it will, at the Exchange Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco all of the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, and each of Sponsor and Parent agrees and covenants to the Stockholder to cause Topco to exchange such Rollover Shares for the issuance by Topco to the Stockholder of, at the Exchange Time, the Exchange Interests (the “Exchange”), provided that nothing herein shall affect any Stockholder’s right to receive the Per Share Price for any Owned Shares that are not Rollover Shares. No Sponsor Topco Interests issued prior to or in connection with the Merger shall be issued at a lower price per share than the Sponsor Topco Interests issued hereunder.
(b) The Stockholder shall have the right, in its sole discretion, to designate in writing to Parent at any time prior to the Exchange Time, the specific Owned Shares held by the Stockholder that are the Rollover Shares hereunder.
(c) The Stockholder acknowledges and agrees that, from and after the consummation of the Exchange at the Exchange Time, except as set forth in Sections 2.2 or 2.3, the Stockholder shall have no right, title or interest in or to the Rollover Shares, other than the right to receive the Exchange Interests.
2.2 Conditions to Exchange. The obligations of the Stockholder, Topco and Parent to consummate the Exchange at the Exchange Time are subject to the satisfaction (or waiver by the Stockholder or such other party set forth below in writing) of the following conditions:
(a) (i) The satisfaction, or written waiver (to the extent permitted) by Parent, of all conditions to the obligations of the Buyer Parties to consummate the Merger and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted thereunder) of such conditions), (ii) the contemporaneous funding of the Equity Financing and, if applicable, the Debt Financing, at the Closing and (iii) the substantially contemporaneous consummation of the Merger at the Effective Time and (iv) the substantially contemporaneous consummation of the contribution of Rollover Shares in exchange for Exchange Interests pursuant to and in accordance with the terms and conditions (and defined terms) of the Other Support/Investment Agreements (as defined below).
(b) Solely for the benefit of Parent, the representations and warranties made by the Stockholder in Section 6.1 through Section 6.8 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to Parent.
(c) Solely for the benefit of Parent, the representations and warranties made by the Company in Section 7.1 through Section 7.4 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to Parent.

(d) Solely for the benefit of the Stockholder, the representations and warranties made by Parent in Section 8.1 through Section 8.7 of this Agreement shall be true and correct as of the Exchange Time as if made at and as of the Exchange Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Exchange on the terms set forth herein or (ii) be materially adverse to the Stockholder;
(e) Solely for the benefit of Parent, the Stockholder shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Stockholder at or prior to the Exchange Time;
(f) Solely for the benefit of the Stockholder, the Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Company at or prior to the Exchange Time;
(g) Solely for the benefit of the Stockholder, Parent shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Exchange Time; and
(h) No law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Exchange.
2.3 Failure to Consummate the Merger. In the event that after the Exchange the Merger fails to be consummated for any reason whatsoever and the Merger Agreement is terminated in accordance with its terms, the parties hereto agree that, concurrently with such termination of the Merger Agreement, automatically and without any further action of the parties hereto, each of Sponsor and Parent shall cause Topco to assign, transfer, convey and deliver to the Stockholder the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement and applicable securities laws, and the Stockholder shall assign, transfer, convey and deliver to Topco the Exchange Interests issued to the Stockholder, free and clear of any and all Liens (including any restrictions on the right to vote, sell or otherwise dispose of the Exchange Interests) except as may exist by reason of this Agreement and applicable securities laws. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that such assignments, transfers, conveyances and deliveries have occurred and been made effective. It is intended that the consummation of the transactions described in this Section 2.3 shall constitute a rescission of the Exchange to the extent permitted under applicable law for U.S. federal and applicable state and local income tax purposes.
2.4 Tax Treatment.
(a) Each of Topco, Parent, the Sponsor and the Stockholder intends that, for U.S. federal (and applicable state and local) income tax purposes, each Exchange qualify as a contribution of property to a partnership in exchange for an equity interest in such partnership in which no gain or loss is recognized under Section 721(a) of the Code and the Parent Contribution qualify as an exchange in which no gain or loss is recognized under Section 351(a) of the Code (the “Intended Tax Treatment”). Each of the Stockholders, Parent, the Sponsor and Topco, as applicable, shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.
(b) As of the Effective Time, for U.S. federal income tax purposes, Parent shall be classified as a domestic corporation and Topco shall be classified as a domestic partnership
2.5 Structure. References to Parent in the foregoing provisions of this Section 2 shall be deemed to refer to Topco, which receives the Rollover Shares and in turn contributes them, directly or indirectly, to Parent, as the context requires based on the holding company structure of Parent and the Sponsor.

2.6 Termination. Neither Parent nor the Stockholder shall be permitted to terminate its obligations under this Section 2 without the prior written consent of the Parent, in the case of any termination by the Stockholder, or the Stockholder, in the case of any termination by Parent (it being understood that this Section 2 shall also be terminated upon any termination of this Agreement pursuant to Section 3).
3. Termination. This Agreement shall terminate automatically and without further action of the parties hereto upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) any modification, waiver or amendment to any provision of the Merger Agreement that is effected without the Stockholder’s prior written consent and that (x) reduces the Per Share Price or changes the form of consideration being offered to Company Stockholders under the Merger Agreement, imposes any non-immaterial conditions, requirements or restrictions on any Stockholder’s right to receive the cash consideration payable to the Stockholder with respect to shares of Company Common Stock owned by the Stockholder (other than the Rollover Shares) pursuant to the Merger Agreement or that materially delays the timing of any such payment after the Effective Time or (y) would require the consent of the Stockholder under the Interim Investors Agreement (the earliest such date set forth in clauses (i) through (iii), the “Termination Date”); provided, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful and Material Breach of this Agreement that may have occurred on or before such termination (it being acknowledged and agreed that, for the avoidance of doubt, that for purpose of this Agreement references in the definition of Willful and Material Breach to “this Agreement” shall refer to this Agreement and not to the Merger Agreement).
4. Certain Covenants.
4.1 Transfers. Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, except as expressly contemplated by this Agreement, the Stockholder shall not, shall cause its controlled Affiliates not to, and shall direct its other Affiliates and its and its Affiliates’ Representatives not to, directly or indirectly, (a) tender any Covered Shares into any tender or exchange offer, (b) offer, sell, transfer, assign, exchange, pledge, hypothecate, hedge, gift, loan, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting or other agreement with respect to any Covered Shares that is inconsistent with this Agreement, (d) take an action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (e) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.1 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, but subject to the final sentence of this Section 4.1, any Stockholder may transfer any or all of the Covered Shares, in accordance with applicable law, (x) to the Stockholder’s Affiliates (provided, that, prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Covered Shares or any interest in any of such Covered Shares is or may be transferred shall have executed and delivered to Parent a counterpart of this Agreement in a form reasonably acceptable to Parent pursuant to which such Affiliate shall be bound by all of the terms and provisions hereof and deliver an irrevocable proxy in the form of Section 1.2 in which case such Affiliate shall be deemed a Stockholder hereunder, the “Joinder”). From the date hereof until the Exchange Time, the Stockholder shall retain a sufficient number of Rollover Shares to effect the Exchange in accordance with Section 2.1. Notwithstanding anything to the contrary in this Agreement, no Transfer shall be permitted if it results in the conversion of shares of Class B Common Stock to shares of Class A Common Stock under the Charter.
4.2 Other Stockholder Arrangements. Each of the Company and Parent covenants and agrees that it will not, and will cause each of its respective Affiliates not to, amend, modify, waive or terminate any provision of any Support Agreement entered into by and between Parent and the Company, on the one hand, and any Co-Investor (as defined in the Interim Investors Agreement) other than the Stockholder, on the other hand (each, an “Other Support/Investment Agreement”), or enter into any other arrangements, agreement (including side letters) or understandings, whether written or oral, with any Co-Investor other than the Stockholder (“Side Arrangements”) without the prior written consent of the Stockholder, excluding the Interim Investors Agreement.
5. Reserved.

6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1 Due Authority. The Stockholder (if a legal entity) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite trust, corporate or other similar power and authority and has taken all trust, corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder, if applicable, is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Limitations.
6.2 No Conflict. The execution and delivery of, compliance with and performance of this Agreement by the Stockholder do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation, trust agreement or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, result in a breach of, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notification to, any Governmental Authority or any other Person is required by or with respect to the Stockholder in connection with (a) the execution and delivery of this Agreement, (b) the performance by the Stockholder of its covenants and obligations under this Agreement, or (c) the consummation by the Stockholder of the transactions contemplated hereby, except (i) as required by the rules and regulations promulgated under any applicable federal or state securities, takeover and/or “blue sky” laws, including compliance with any applicable requirements of the Exchange Act (ii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws, (iii) the applicable rules and regulations of the SEC or any applicable stock exchange or (iv) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.4 Ownership of the Owned Shares.
(a) The Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens, other than those created by this Agreement, arising under applicable securities laws. The Stockholder has the full legal right, power and authority to deliver the Rollover Shares to Parent pursuant to Section 2 of this Agreement. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, the Stockholder has not entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by the Stockholder.

6.5 Absence of Litigation; Orders. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any of its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to prevent, materially delay or materially impair the ability of the Stockholder to perform its obligations under this Agreement. The Stockholder is not subject to any order of any kind or nature that would reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
6.6 Investment. The Exchange Interests to be acquired by the Stockholder pursuant to this Agreement will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable federal or state securities laws. The Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. The Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchange Interests. The Stockholder is able to bear the economic risk of its investment in the Exchange Interests for an indefinite period of time because the Exchange Interests have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchange Interests and has had access to such other information concerning Parent as the Stockholder has requested.
6.7 Finders Fees. No broker, investment bank, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s, investment banking or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder acting in his, her or its capacity as a stockholder of the Company.
6.8 Tax Matters. The Stockholder hereby acknowledges that neither Parent, Topco, the Sponsor nor the Company, nor any of their respective representatives or affiliates makes or has made any representation or warranty as to the tax treatment of the transactions contemplated by this Agreement. The Stockholder shall, upon reasonable request by Topco and as soon as reasonably practicable, provide Topco with the tax basis of the Rollover Shares as of the date of the Exchange and any other information reasonably requested by Topco in connection with the preparation and filing of any of its or its subsidiaries’ tax returns.
7. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder and Parent as follows:
7.1 Due Authority. The Company is a corporation duly incorporated, validly existing and in good standing pursuant to the DGCL. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee) and the Special Committee) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by or on the part of the Company or vote of holders of any class of the capital stock of the Company is necessary to authorize, approve and adopt (i) the execution of this Agreement or (ii) the performance by the Company of its covenants and obligations hereunder. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations.
7.2 No Conflict. The execution and delivery of this Agreement by the Company, and the performance by the Company of its covenants and obligations hereunder do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) violate or conflict with any provision of the organizational documents of the Company or any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
7.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notification to, any Governmental Authority or any other Person is required by or with respect to the Company in connection with (a) the execution and delivery of this Agreement, (b) the performance by the Company of its covenants and obligations under this Agreement, or (c) the consummation by the Company of the transactions contemplated hereby, except (i) as required by the rules and regulations promulgated under any applicable federal or state securities, takeover and “blue sky” laws, including compliance with any applicable requirements of the Exchange Act (ii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws, (iii) the applicable rules and regulations of the SEC or any applicable stock exchange or (iv) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
7.4 Transaction Documentation. As of the date of this Agreement, (i) the Company has provided or has caused to be provided to the Stockholder true, correct and complete copies of (a) the Other Support/Investment Agreements, and (ii) neither the Company nor its Affiliates have entered into any Side Arrangements without the prior written consent of the Stockholder.
8. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder and the Company as follows:
8.1 Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Enforceability Limitations.
8.2 No Conflict. The execution and delivery of this Agreement by Parent, and the performance by Parent of its covenants and obligations hereunder do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) violate or conflict with any provision of the organizational documents of Parent or any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation or imposition of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, or Lien that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by Parent of its obligations under this Agreement.
8.3 Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, or notification to any Governmental Authority or any other Person, is required by or with respect to Parent in connection with (a) the execution and delivery of this Agreement, (b) the performance of Parent of its covenants and obligations under this Agreement, or (c) the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, or prohibit or impair in any material respect, the consummation of the Merger or the performance by Parent of its obligations under this Agreement.

8.4 Absence of Litigation; Orders. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would, individually or in the aggregate, (i) reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or (ii) be material to Parent and its Subsidiaries, taken as a whole. Parent is not subject to any order of any kind or nature that would prevent or materially delay the ability of Parent to perform in all material respects its covenants and obligations pursuant to this Agreement.
8.5 Exchange Interests. The Exchange Interests, when issued to the Stockholder pursuant to the Exchange, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any liens, other than those created by the organizational documents of Topco or arising under applicable securities laws.
8.6 Transaction Documentation. As of the date of this Agreement, (i) Parent has provided or has caused to be provided to the Stockholder true, correct and complete copies of (A) the executed Merger Agreement, (B) each executed Equity Commitment Letter, (C) the executed Debt Commitment Letter, (D) each executed Fee Funding Agreement, (E) the Other Support/Investment Agreements and (F) the Interim Investors Agreement and (ii) neither Parent nor its Affiliates have entered into any Side Arrangement without the prior written consent of the Stockholder.
8.7 Capitalization of Topco and Parent.
(a) At and immediately after the Exchange Time, (x) the Exchange Interests issued pursuant to Section 2.1(a), (y) the Exchange Interests (as defined in the Other Support/Investment Agreements) issued pursuant to Section 2.1(a) of the Other Support/Investment Agreements and (z) the equity interests of Topco to be issued to (i) Sponsor at the Closing pursuant to its respective Equity Commitment Letter and (ii) Accel Leaders 3, L.P. and Accel Leaders 4, L.P. at the Closing pursuant to its respective Equity Commitment Letter shall be all of the equity interests of Topco outstanding at and immediately after the Exchange Time.
(b) Except as contemplated by the Merger Agreement, the Equity Commitment Letters or otherwise agreed to by the parties hereto, at and immediately after the Exchange Time, there shall be no (i) options, warrants, or other rights to acquire share capital of Topco or Parent, (ii) outstanding securities exchangeable for or convertible into share capital of Topco or Parent and (iii) outstanding rights to acquire or obligations to issue any such options, warrants, rights or securities other than any management incentive plan approved in accordance with the Interim Investors Agreement.
(c) Merger Sub is directly wholly owned by Parent.
(d) Parent is wholly owned by Topco.
(e) Sponsor is controlled by the Persons identified as an “Investor” on Schedule A to its Equity Commitment Letter and wholly owned by such Persons and their limited partners.
(f) Parent shall be classified as a domestic corporation and Topco shall be classified as a domestic partnership for U.S. federal income tax purposes.
(g) At the Exchange Time, the Exchange Interests to be issued under this Agreement shall have been duly and validly authorized and when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, free and clear of all liens, other than restrictions arising under applicable securities laws or the organizational documents of Topco.
(h) None of Topco, Parent or Merger Sub has engaged in any business activities or has incurred any liabilities or obligations other than with respect to their formation, their capitalization (including with respect to the potential incurrence of the Debt Financing) or as contemplated by, or in furtherance of, the Equity Commitment Letter, the Fee Funding Agreement, this Agreement, the Merger Agreement and the other documents and transactions contemplated thereby.

9. Stockholder Capacity. This Agreement is being entered into by the Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of the Stockholder or any of its Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement.
10. Non-Survival of Representations, Warranties and Covenants. Other than (a) the representations specified in Section 8.6 and 8.7 which shall survive for one year following the Effective Time and (b) the covenants and agreements specified in Sections 2.4, 11 and 12 and Sections 14 through 29, which shall survive the Effective Time in accordance with their terms, the representations, warranties and covenants contained herein shall not survive the Effective Time.
11. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Covered Shares with respect to the Merger and the transactions contemplated by the Merger Agreement. The Stockholder, its Affiliates and their respective Representatives agree not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other Proceeding, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any Proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (y) alleging a breach of any fiduciary duty of the Company Board or the Special Committee in connection with this Agreement, the Merger Agreement, the Merger or the other transactions contemplated thereby. The Stockholder and the Company agree that, with respect to the Stockholder, the Voting and Support Agreement, dated May 10, 2021, by and among the Company and the stockholders of the Company listed therein (including the Stockholder) is hereby terminated (other than with respect to any provisions thereof that purport to survive such termination, including any such provisions with respect to indemnification, which shall survive such termination) effective as of the Effective Time.
12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change prior to the Effective Time in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Rollover Shares” and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock issued in such dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, in each case prior to the Effective Time.
13. Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.
14. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand or email transmission, in each case, the intended recipient is set forth below:
if to Stockholder to:

Accel Growth Fund L.P. and/or Accel Leaders 3 L.P. 500 University Avenue Palo Alto, CA 94301
Email:	legalus@accel.com
Attention:	Legal Department

with a copy to (which shall not constitute notice):

Cooley LLP 3 Embarcadero Center, 20th Floor San Francisco, CA 94111
Attn:	Ben Beerle and Amelia Runyan Davis
Email:	bbeerle@cooley.com and arunyandavis@cooley.com

if to Parent to:

Spaceship Parent, LP c/o Permira Advisers LLC 320 Park Avenue, 23rd Floor New York, NY 10022
Attn:	Justin Herridge
Email:	justin.herridge@permira.com, legal@permira.com

with a copy (which will not constitute notice) to:

Latham & Watkins LLP 1271 Avenue of the Americas New York, NY 10020
Attn:	Brian Mangino Amber Banks Mariclaire Brewer
Email:	Brian.Mangino@lw.com Amber.Banks@lw.com Mariclaire.Brewer@lw.com

and

Morris, Nichols, Arsht & Tunnell LLP 1201 North Market Street P.O. Box 1347 Wilmington, DE 19899-1347
Attn:	Melissa DiVincenzo
Email:	mdivincenzo@morrisnichols.com

if to the Company (prior to the Effective Time) to:

Squarespace, Inc. 225 Varick Street, 12th Floor New York, New York 10014
Attn:	Courtenay O’Connor
Email:	coconnor@squarespace.com

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, New York 10001
Attn:	Allison R. Schneirov Christopher M. Barlow Daniel L. Luks
Email:	allison.schneirov@skadden.com christopher.barlow@skadden.com daniel.luks@skadden.com

and

Richards, Layton & Finger, P.A. 920 N. King Street Wilmington, Delaware 19801
Attn:	Srini S. Raju Nathaniel J. Stuhlmiller
Email:	raju@rlf.com stuhlmiller@rlf.com
15. Interpretation. Where a reference in this Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a law shall include any rules and regulations promulgated thereunder, in the case of such law or regulation as from time to time amended, modified or supplemented. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee).
16. Entire Agreement. This Agreement and the documents and instruments and other agreements entered into in connection herewith by any of the parties hereto and the Merger Agreement collectively constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
17. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
18. Governing Law; Waiver of Jury Trial. This Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Delaware. Any and all claims, controversies and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort or statute, shall be governed by the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws or other rules that would result in the application of the laws or statutes of limitations of a different jurisdiction. Each of the parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding arising out of or relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 14 or in such other manner as may be permitted by applicable law, but nothing in this Section 18 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of or relates to this Agreement; (iii) irrevocably and unconditionally agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising out of or relating to this Agreement will be brought, tried and determined only in the Chosen Courts; (v) irrevocably and unconditionally waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding arising out of or relating to this Agreement in any court other than the Chosen Courts. Each of the parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.
19. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a)) may be assigned, delegated or transferred, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. For the avoidance of doubt, the parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof and without bond or other security being required, (b) if any party hereto is seeking injunctive relief, specific performance or other equitable relief pursuant hereto, the other parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement. Notwithstanding the foregoing, nothing herein shall in any way limit a party’s right to pursue a claim for monetary damages arising out of a breach of this Agreement.
21. Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability to any Stockholder, Parent or the Company for any obligations or liabilities of any party under this Agreement or for any Legal Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.
22. Severability. In the event that any term, provision, covenant or restriction of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction or other Governmental Authority to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

23. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
24. Amendment; Waiver. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25. No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
26. Special Committee Approval. Notwithstanding any provision to the contrary, prior to the Effective Time, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. Prior to the Effective Time, the Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholder.
27. No Agreement until Executed. This Agreement shall not be effective unless and until (i) the Company Board and the Special Committee have approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the DGCL, the Charter, the Bylaws or any similar organization document of the Company, the Merger Agreement, the Support Agreements and the transactions contemplated by the Merger Agreement, including the Merger, (ii) the Merger Agreement is executed by all parties thereto and (iii) this Agreement is executed and delivered by all parties hereto.
28. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Shares following the consummation of the Exchange at the Exchange Time, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder.
29. No Other Representations and Warranties. The Company, Parent and the Stockholder acknowledge and agree that, except for the representations and warranties expressly set forth in Section 6, Section 7 and Section 8 of this Agreement, none of the Company, Parent or the Stockholder makes, has made, or shall be deemed to have made, any representation or warranty in connection with this Agreement. The Company, Parent and the Stockholder acknowledge and agree that each is not entering into this Agreement in reliance on any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Section 6, Section 7 or Section 8, as applicable.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
ACCEL LEADERS 3 L.P.

By:	/s/ Ryan Connor
Name:	Ryan Connor
Title:	Attorney in Fact

ACCEL GROWTH FUND L.P.

By:	/s/ Ryan Connor
Name:	Ryan Connor
Title:	Attorney in Fact

ACCEL GROWTH FUND STRATEGIC PARTNERS L.P.

By:	/s/ Ryan Connor
Name:	Ryan Connor
Title:	Attorney in Fact

ACCEL GROWTH FUND INVESTORS 2010 L.C.C.

By:	/s/ Ryan Connor
Name:	Ryan Connor
Title:	Attorney in Fact
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SPACESHIP Purchaser, INC.

By:	/s/ Peter Flynn
Name:	Peter Flynn
Title:	Chief Executive Officer and President
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SQUARESPACE, INC.

By:	/s/ Anthony Casalena
Name:	Anthony Casalena
Title:	Chief Executive Officer
[Signature Page to Support Agreement]

Exhibit A
Owned Shares
Stockholder	Class A Common Stock	Class B Common Stock	Owned Shares
Accel Growth Fund L.P.	12,808,246	—	12,808,246
Accel Growth Fund Strategic Partners L.P.	250,729	—	250,729
Accel Growth Fund Investors 2010 L.L.C.	870,600	—	870,600
Accel Leaders 3 L.P.	530,953	—	530,953
Accel Leaders 3 Entrepreneurs L.P.	21,982	—	21,982
Accel Leaders 3 Investors (2020) L.P.	31,686	—	31,686

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION

SQUARESPACE

SCAN TO
VIEW MATERIALS & VOTE

VOTE OR SUBMIT A PROXY BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to submit a proxy and for electronic delivery of information up until 11:59 P.M. Eastern Time on [•]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit a proxy.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SQSP2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

SUBMIT A PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit a proxy up until 11:59 P.M. Eastern Time on [•]. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT A PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53337-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SQUARESPACE, INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. **If no direction is made, this proxy will be vote FOR proposals 1, 2 and 3.**

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SQUARESPACE, INC.

SPECIAL MEETING OF STOCKHOLDERS

[•], Eastern Time

To be held virtually at: www.virtualshareholdermeeting.com/SQSP2024SM

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•]:
The Notice and Proxy Statement and Form 10K are available at www.proxyvote.com.

V53338-TBD

SQUARESPACE, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS ON [•] EASTERN TIME.

The undersigned hereby appoints Nathan Gooden and Courtenay O'Connor, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Squarespace, Inc. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of Squarespace, Inc. to be held on [•] at www.virtualshareholdermeeting.com/SQSP2024SM, and at any adjournment or postponement of the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE ABOVE NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side